UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21774
                                                    -----------

                        First Trust Exchange-Traded Fund
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)


       Registrant's telephone number, including area code: (630) 765-8000
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                    Date of reporting period: June 30, 2020
                                              -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund
Book 1

First Trust Dow Jones Select MicroCap Index Fund (FDM)
First Trust Morningstar Dividend Leaders Index Fund (FDL)
First Trust US Equity Opportunities ETF (FPX)
First Trust NYSE Arca Biotechnology Index Fund (FBT)
First Trust Dow Jones Internet Index Fund (FDN)
First Trust Capital Strength ETF (FTCS)
First Trust Value Line(R) Dividend Index Fund (FVD)
First Trust Value Line(R) 100 Exchange-Traded Fund (FVL)

Semi-Annual Report
For the Six Months Ended
June 30, 2020

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2020

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................   4
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................   6
   First Trust US Equity Opportunities ETF (FPX)............................   8
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  10
   First Trust Dow Jones Internet Index Fund (FDN)..........................  12
   First Trust Capital Strength ETF (FTCS)..................................  14
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  16
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  18
Notes to Fund Performance Overview..........................................  20
Understanding Your Fund Expenses............................................  21
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index Fund (FDM)...................  23
   First Trust Morningstar Dividend Leaders Index Fund (FDL)................  27
   First Trust US Equity Opportunities ETF (FPX)............................  29
   First Trust NYSE Arca Biotechnology Index Fund (FBT).....................  32
   First Trust Dow Jones Internet Index Fund (FDN)..........................  33
   First Trust Capital Strength ETF (FTCS)..................................  34
   First Trust Value Line(R) Dividend Index Fund (FVD)......................  36
   First Trust Value Line(R) 100 Exchange-Traded Fund (FVL).................  40
Statements of Assets and Liabilities........................................  42
Statements of Operations....................................................  44
Statements of Changes in Net Assets.........................................  46
Financial Highlights........................................................  50
Notes to Financial Statements...............................................  54
Additional Information......................................................  63

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

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SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2020

Dear Shareholders,

First Trust is pleased to provide you with the semi-annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the six months ended June 30, 2020.

The past six months have been a whirlwind in the U.S. and abroad. While it is believed that the coronavirus ("COVID-19") pandemic was first discovered in Wuhan, China around the close of 2019, the country that has been hit the hardest since its onset is the U.S., according to data provided by the Johns Hopkins University Coronavirus Resource Center. As of July 17, 2020, there were 13.90 million confirmed cases of COVID-19 worldwide. The U.S. accounted for 3.62 million of them, the most of any country by far. Over the same period, there were 592,806 confirmed deaths from the virus worldwide. Once again, the U.S. led all countries with 138,840 deaths. Brazil was a distant second at 76,688 deaths. Having tried a stay-at-home mandate for much of the U.S. during the initial stages of the virus, a few large states did elect to reopen sooner than others and it appears to have backfired. Three such states - Georgia, Florida and Texas
- have experienced a surge in COVID-19 cases.

Having said all that, the optimist in me is just as focused on finding a remedy for COVID-19, which seems likely to come in the form of a new vaccine. There are more than 100 COVID-19 vaccines in development and at least 20 of them are expected to begin human testing this year, according to Research and Markets, a provider of market analysis and insight into 800+ industries. Due to the severity of COVID-19, some governments around the globe appear to be ready to fast track any medicines demonstrating a high degree of efficacy in clinical testing. If we do not get a vaccine in the foreseeable future, perhaps therapeutics can tide us over.

The extent of the economic fallout from COVID-19 was put into perspective on July 30, 2020, as the economy posted its second consecutive quarter of negative U.S. gross domestic product ("GDP"). Real U.S. GDP growth declined by an annualized 32.9% in the second quarter, much worse than the 5.0% annualized decline registered in the first quarter of 2020, according to data from the Bureau of Economic Analysis. The two consecutive negative quarters of GDP growth is confirmation that the U.S. economy is in a recession. A recent survey by Primerica found that 86% of middle-income U.S. households have been financially impacted by the pandemic and 51% of those polled said they are concerned they might run out of money to purchase necessities by year-end. For these and other reasons, we believe the Trump Administration and Congress are likely to appropriate additional forms of stimulus to help Americans cope with the ongoing financial burdens associated with COVID-19.

Perhaps the best word to describe the relationship between the economy and the stock market these days is disconnected. The rally in stocks does not reflect the pain in the economy. On the other hand, exceptionally low interest rates and bond yields may be inspiring investors to assume more risk to generate more return. This is the appropriate time to utter the following: Don't fight the Federal Reserve! The rebound in the stock market from its sharp sell-off in the first quarter of 2020 has been confidence-inspiring, in my opinion. The stock market is essentially a discounting mechanism that takes forecasts and other forward-looking information into account to value companies today. It could be that investors are looking beyond 2020 results to expected 2021 results. Bloomberg's consensus 2020 and 2021 estimated earnings growth rates for the S&P 500(R) Index were -21.89% and 25.53%, respectively, as of July 17, 2020. While the ride could be a bit bumpy over the next few months (think presidential election), stay the course!

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2020 (UNAUDITED)

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 27 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

A year ago, we were laser focused on the Trump Administration's trade war with China. Little did we know back then that we would be swapping anxiety over tariffs for a virus pandemic. The coronavirus ("COVID-19") has been front and center since its onset early in the first quarter of 2020. Its arrival ended the bull market in stocks and temporarily shuttered a major chunk of not only the U.S. economy, but economies around the globe. The U.S. economy contracted by an annualized 5.0% in the first quarter of 2020, according to the Bureau of Economic Analysis. The National Bureau of Economic Research, the organization that determines the beginning and end of business cycles in the U.S., reported on June 8, 2020, that U.S. economic activity peaked in February of this year. That marked the end of a 128-month economic expansion, the longest in this nation's history. For all intents and purposes, the U.S. economy is in a recession.

The climate for bond investors improved markedly after the Federal Reserve (the "Fed") announced it was expanding its bond-buying program. The Fed has essentially backstopped the bond market by buying bonds, including municipals, corporates and select corporate bond exchange-traded funds ("ETFs"), in the secondary market. These purchases are in addition to the existing program of buying government bonds and mortgage-backed securities. To date, the Fed's commitment, which can be interpreted as an aggressive effort to mitigate risk, has been well-received by investors, in our opinion. By shoring up confidence in the bond market, particularly corporates, we believe that the Fed's actions may have enticed investors back to the stock market a lot quicker than one might have anticipated.

Investors continue to embrace ETFs and related exchange-traded products ("ETPs"). ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed globally stood at $6.28 trillion at the end of June 2020, with U.S. listed ETFs/ETPs accounting for $4.34 trillion of it, according to its own release. In the first half of 2020, net inflows to ETFs/ETPs listed globally totaled $294.48 billion. The category with the largest net inflows was fixed income at $105.83 billion, followed by equities at $88.88 billion and commodities at $53.58 billion. These figures are encouraging, in our opinion, considering the elevated volatility in the markets stemming from the COVID-19 pandemic.

U.S. STOCKS AND BONDS

In the first half of 2020, three of the major U.S. stock indices posted negative returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of -3.08%, -12.78%, and -17.85%, respectively, according to Bloomberg. Only two of the 11 major S&P 500(R) Index sectors posted positive total returns. Information Technology and Consumer Discretionary were up 14.95% and 7.23%, respectively. The sectors with the poorest showing were Energy, Financials, and Industrials, down 35.34%, 23.62% and 14.64%, respectively.

An annual survey by Bankrate found that Americans favor stocks when investing long-term, according to its own release. When investing money that would not be needed for more than a decade, 28% of those polled selected stocks over other options, up from 20% a year ago. Real Estate, which was last year's top pick, was a close second at 26%, followed by cash investments (savings accounts or certificates of deposit) at 18%. Gold/precious metals appealed to 14% of respondents. Both bonds and cryptocurrency came in at 4%.

In the U.S. bond market, nearly all the major bond groups posted positive returns in the first half of 2020. The top-performing major debt group we track was a blended basket of U.S. government-related and investment-grade corporate debt. The Bloomberg Barclays U.S. Aggregate Index posted a total return of 6.14%. The worst-performing debt group that we track was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of -3.80%.

FOREIGN STOCKS AND BONDS

The U.S. dollar rose by 1.04% against a basket of major currencies in the first half of 2020, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a small gain like that would not have had much of an impact on the returns of foreign securities that were not hedged. Foreign stocks and bonds delivered mixed results in the first half of this year.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -0.85% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose by 2.98% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of -9.78% (USD), while the MSCI World ex USA Index posted a total return of -11.49%
(USD).

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

The First Trust Dow Jones Select MicroCap Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM)(the "Index"). The Fund will normally invest at least 80% of its net assets (including investment borrowings) in the common stocks of U.S. micro-capitalization companies which are publicly traded in the United States. The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to measure the performance of micro-cap stocks issued by U.S. companies that are comparatively liquid and have strong fundamentals relative to the micro-cap segment as a whole. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca, Inc. ("NYSE Arca"). The first day of secondary market trading in shares of the Fund was September 30, 2005.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS          CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years   10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended     Ended      (9/27/05)      Ended      Ended      (9/27/05)
                                      6/30/20     6/30/20    6/30/20   6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                   -22.64%     -11.85%     3.83%     9.89%        5.71%       20.68%     156.70%      126.76%
Market Value                          -22.73%     -11.85%     3.81%     9.86%        5.70%       20.54%     156.19%      126.45%

INDEX PERFORMANCE
Dow Jones Select MicroCap Index(SM)   -22.49%     -11.45%     4.41%     10.53%       6.38%       24.08%     172.24%      149.18%
Russell 2000(R) Index                 -12.98%      -6.63%     4.29%     10.50%       6.90%       23.35%     171.42%      167.66%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    30.30%
Industrials                                   18.55
Consumer Discretionary                        16.33
Information Technology                         9.36
Health Care                                    9.10
Energy                                         6.67
Consumer Staples                               4.16
Materials                                      3.45
Communication Services                         0.91
Real Estate                                    0.63
Utilities                                      0.54
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Palomar Holdings, Inc.                         2.83%
Kodiak Sciences, Inc.                          2.51
Malibu Boats, Inc., Class A                    1.99
Meridian Bioscience, Inc.                      1.86
Renewable Energy Group, Inc.                   1.80
Axcelis Technologies, Inc.                     1.70
Photronics, Inc.                               1.35
Cohu, Inc.                                     1.35
Premier Financial Corp.                        1.23
First Foundation, Inc.                         1.18
                                             -------
   Total                                      17.80%
                                             =======

-----------------------------
Dow Jones and Dow Jones Select MicroCap Index(SM) are products of S&P Dow Jones Indices LLC ("SPDJI"), and have been licensed for use by First Trust on behalf of the Fund. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates, and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2009 - JUNE 30, 2020

            First Trust Dow Jones
               Select MicroCap           Dow Jones Select        Russell 2000(R)
                 Index Fund             MicroCap Index(SM)            Index
12/09              $10,000                   $10,000                 $10,000
06/10                9,721                     9,744                   9,805
12/10               12,576                    12,643                  12,686
06/11               12,999                    13,115                  13,474
12/11               11,485                    11,612                  12,158
06/12               12,225                    12,400                  13,195
12/12               13,308                    13,549                  14,145
06/13               15,469                    15,797                  16,388
12/13               19,072                    19,544                  19,636
06/14               18,944                    19,474                  20,262
12/14               19,658                    20,261                  20,596
06/15               20,680                    21,375                  21,574
12/15               19,768                    20,505                  19,686
06/16               20,262                    21,075                  20,123
12/16               26,776                    27,924                  23,882
06/17               26,942                    28,161                  25,074
12/17               29,038                    30,448                  27,381
06/18               31,399                    33,018                  29,478
12/18               25,349                    26,734                  24,363
06/19               28,307                    29,958                  28,500
12/19               32,258                    34,226                  30,582
06/20               24,954                    26,527                  26,613

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             112             0              0            0
01/01/16 - 12/31/16             133             0              0            0
01/01/17 - 12/31/17             180             0              0            0
01/01/18 - 12/31/18             164             4              0            1
01/01/19 - 12/31/19             107             0              0            0
01/01/20 - 06/30/20              58             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             140             0              0            0
01/01/16 - 12/31/16             119             0              0            0
01/01/17 - 12/31/17              71             0              0            0
01/01/18 - 12/31/18              81             1              0            0
01/01/19 - 12/31/19             145             0              0            0
01/01/20 - 06/30/20              62             3              1            0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

The First Trust Morningstar Dividend Leaders Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to measure the performance of the 100 highest-yielding stocks that have a consistent record of dividend payment and have the ability to sustain their dividend payments. The securities comprising the Morningstar(R) US Market Index(SM) serve as the Fund's selection universe. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was March 15, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS          CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years   10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended     Ended       (3/9/06)      Ended      Ended       (3/9/06)
                                      6/30/20     6/30/20    6/30/20   6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                   -19.94%     -12.88%     6.05%     10.60%       5.67%       34.15%     173.76%      120.08%
Market Value                          -20.01%     -12.98%     6.03%     10.59%       5.66%       33.99%     173.63%      119.75%

INDEX PERFORMANCE
Morningstar(R) Dividend Leaders
   Index(SM)                          -19.73%     -12.38%     6.59%     11.17%       6.20%       37.61%     188.37%      136.36%
S&P 500(R) Index                       -3.08%       7.51%    10.73%     13.99%       8.67%       66.45%     270.31%      228.81%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    20.35%
Communication Services                        20.21
Health Care                                   14.88
Utilities                                     13.58
Consumer Staples                              13.20
Information Technology                        12.25
Industrials                                    2.83
Materials                                      1.60
Consumer Discretionary                         1.10
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
AT&T, Inc.                                    10.04%
Verizon Communications, Inc.                   8.88
AbbVie, Inc.                                   7.75
Pfizer, Inc.                                   7.04
Philip Morris International, Inc.              6.24
Altria Group, Inc.                             5.41
Broadcom, Inc.                                 4.75
International Business Machines Corp.          4.74
Citigroup, Inc.                                3.74
United Parcel Service, Inc., Class B           2.71
                                             -------
   Total                                      61.30%
                                             =======

-----------------------------
Morningstar(R) is a service mark of Morningstar, Inc. and has been licensed for use by First Trust on behalf of the Fund. The Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL) (CONTINUED)

                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          DECEMBER 31, 2009 - JUNE 30, 2020

            First Trust Morningstar       Morningstar(R)
               Dividend Leaders              Dividend           S&P 500(R)
                  Index Fund             Leaders Index(SM)        Index
12/09               $10,000                   $10,000            $10,000
06/10                 9,547                     9,568              9,335
12/10                11,604                    11,666             11,507
06/11                12,511                    12,612             12,199
12/11                13,279                    13,419             11,749
06/12                14,377                    14,578             12,864
12/12                14,492                    14,728             13,629
06/13                16,515                    16,830             15,513
12/13                17,785                    18,170             18,043
06/14                19,615                    20,098             19,331
12/14                20,090                    20,633             20,514
06/15                19,481                    20,051             20,766
12/15                20,638                    21,288             20,797
06/16                23,676                    24,494             21,596
12/16                24,914                    25,829             23,288
06/17                25,641                    26,656             25,466
12/17                27,887                    29,063             28,377
06/18                26,961                    28,171             29,132
12/18                26,248                    27,471             27,131
06/19                29,996                    31,490             32,161
12/19                32,647                    34,371             35,666
06/20                26,136                    27,591             34,568

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             151             0              0            0
01/01/16 - 12/31/16             161             0              0            0
01/01/17 - 12/31/17             131             0              0            0
01/01/18 - 12/31/18             140             1              0            0
01/01/19 - 12/31/19             195             1              0            0
01/01/20 - 06/30/20              56             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             101             0              0            0
01/01/16 - 12/31/16              91             0              0            0
01/01/17 - 12/31/17             120             0              0            0
01/01/18 - 12/31/18             108             2              0            0
01/01/19 - 12/31/19              56             0              0            0
01/01/20 - 06/30/20              69             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

The First Trust US Equity Opportunities ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX(R) 100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index seeks to measure the performance of the equity securities of the 100 largest and typically most liquid initial public offerings ("IPOs") (including spin-offs and equity carve-outs) of U.S. companies. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was April 13, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS          CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years   10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended     Ended      (4/12/06)      Ended      Ended      (4/12/06)
                                      6/30/20     6/30/20    6/30/20   6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                     4.72%      8.57%      9.82%     17.09%       11.52%      59.76%     384.43%      371.19%
Market Value                            4.57%      8.38%      9.80%     17.07%       11.51%      59.60%     383.67%      370.47%

INDEX PERFORMANCE
IPOX(R) 100 U.S. Index                  4.89%      8.89%     10.34%     17.73%       12.15%      63.54%     411.58%      410.53%
S&P 500(R) Index                       -3.08%      7.51%     10.73%     13.99%        8.63%      66.45%     270.31%      224.31%
Russell 3000(R) Index                  -3.48%      6.53%     10.03%     13.72%        8.48%      61.30%     261.80%      218.16%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        36.84%
Health Care                                   23.08
Communication Services                         8.80
Consumer Discretionary                         8.28
Industrials                                    7.62
Consumer Staples                               6.28
Financials                                     3.15
Materials                                      2.68
Utilities                                      2.15
Real Estate                                    1.12
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
PayPal Holdings, Inc.                          6.46%
Thermo Fisher Scientific, Inc.                 4.84
Fidelity National Information
   Services, Inc.                              3.74
Uber Technologies, Inc.                        3.65
Eli Lilly and Co.                              3.54
Spotify Technology S.A.                        3.24
Tesla, Inc.                                    3.16
Snap, Inc., Class A                            3.06
Zoetis, Inc.                                   2.64
DocuSign, Inc.                                 2.64
                                             -------
   Total                                      36.97%
                                             =======

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by IPOX(R). IPOX(R) makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX) (CONTINUED)

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            DECEMBER 31, 2009 - JUNE 30, 2020

               First Trust
                US Equity            IPOX(R)-100        S&P 500(R)        Russell 3000(R)
            Opportunities ETF        U.S. Index           Index                Index
12/09            $10,000               $10,000           $10,000              $10,000
06/10              9,407                 9,437             9,335                9,395
12/10             11,827                11,909            11,507               11,693
06/11             12,998                13,133            12,200               12,436
12/11             12,193                12,359            11,750               11,813
06/12             13,844                14,074            12,865               12,914
12/12             15,853                16,161            13,630               13,752
06/13             18,515                18,921            15,514               15,686
12/13             23,460                24,060            18,044               18,367
06/14             25,011                25,732            19,332               19,642
12/14             26,254                27,091            20,515               20,673
06/15             28,522                29,518            20,767               21,074
12/15             26,828                27,847            20,798               20,773
06/16             26,654                27,730            21,597               21,525
12/16             28,626                29,862            23,286               23,417
06/17             31,686                33,135            25,461               25,508
12/17             36,344                38,105            28,369               28,365
06/18             38,245                40,182            29,121               29,278
12/18             33,357                35,139            27,126               26,877
06/19             41,966                44,326            32,155               31,913
12/19             43,520                46,025            35,666               35,215
06/20             45,570                48,278            34,569               33,991

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             172             0              0            0
01/01/16 - 12/31/16             118             0              0            0
01/01/17 - 12/31/17             179             0              0            0
01/01/18 - 12/31/18             157             3              1            0
01/01/19 - 12/31/19             177             0              0            0
01/01/20 - 06/30/20              48             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              80             0              0            0
01/01/16 - 12/31/16             134             0              0            0
01/01/17 - 12/31/17              72             0              0            0
01/01/18 - 12/31/18              87             3              0            0
01/01/19 - 12/31/19              75             0              0            0
01/01/20 - 06/30/20              77             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

The First Trust NYSE Arca Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NYSE Arca Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index is an equal-dollar weighted index designed to measure the performance of a cross section of small, mid and large capitalization companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology and genomics. This Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS          CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years   10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended     Ended      (6/19/06)      Ended      Ended      (6/19/06)
                                      6/30/20     6/30/20    6/30/20   6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                    12.68%     19.11%      6.23%     18.45%       16.48%      35.28%     443.78%      749.92%
Market Value                           12.69%     19.11%      6.24%     18.45%       16.48%      35.32%     443.61%      749.91%

INDEX PERFORMANCE
NYSE Arca Biotechnology Index(SM)      12.98%     19.75%      6.78%     19.04%       17.10%      38.81%     471.51%      815.89%
S&P Composite 1500(R) Health Care
   Index                               -0.62%     10.80%      8.43%     15.97%       11.39%      49.85%     340.16%      354.40%
NASDAQ(R) Biotechnology Index          13.87%     26.13%      2.65%     18.75%       13.93%      13.98%     457.51%      523.33%
S&P 500(R) Index                       -3.08%      7.51%     10.73%     13.99%        9.02%      66.45%     270.31%      235.69%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Biotechnology                                 79.05%
Life Sciences Tools & Services                17.35
Pharmaceuticals                                3.60
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
BioMarin Pharmaceutical, Inc.                  4.18%
Sarepta Therapeutics, Inc.                     4.09
Ultragenyx Pharmaceutical, Inc.                4.04
Seattle Genetics, Inc.                         3.75
Bio-Techne Corp.                               3.73
Neurocrine Biosciences, Inc.                   3.73
Exelixis, Inc.                                 3.69
Charles River Laboratories
   International, Inc.                         3.63
Nektar Therapeutics                            3.60
Alkermes PLC                                   3.58
                                             -------
   Total                                      38.02%
                                             =======

-----------------------------
The NYSE Arca Biotechnology Index(SM) is a trademark of NYSE Group, Inc. or its affiliates ("NYSE Group, Inc.") and is licensed for use by First Trust. The Fund is not sponsored or endorsed by NYSE Group, Inc. NYSE Group, Inc. makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT) (CONTINUED)

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                       DECEMBER 31, 2009 - JUNE 30, 2020

             First Trust NYSE           NYSE Arca            NASDAQ(R)                            S&P Composite
            Arca Biotechnology        Biotechnology        Biotechnology        S&P 500(R)        1500(R) Health
                Index Fund              Index(SM)              Index              Index             Care Index
12/09            $10,000                 $10,000              $10,000            $10,000             $10,000
06/10             10,823                  10,859                9,492              9,335               9,274
12/10             13,689                  13,774               11,526             11,507              10,520
06/11             15,360                  15,504               13,179             12,200              12,013
12/11             11,449                  11,585               12,918             11,750              11,770
06/12             15,362                  15,595               16,124             12,865              13,122
12/12             16,133                  16,422               17,089             13,630              13,930
06/13             20,365                  20,775               21,682             15,514              16,801
12/13             24,216                  24,764               28,362             18,044              19,807
06/14             28,841                  29,526               32,194             19,332              21,827
12/14             35,751                  36,630               38,120             20,515              24,717
06/15             43,502                  44,645               46,427             20,767              27,238
12/15             39,669                  40,801               42,605             20,798              26,549
06/16             31,410                  32,404               32,486             21,597              26,703
12/16             31,894                  32,987               33,509             23,286              26,003
06/17             39,989                  41,461               39,319             25,461              30,286
12/17             43,692                  45,421               40,758             28,369              31,846
06/18             49,145                  51,194               42,038             29,121              32,891
12/18             43,607                  45,542               37,140             27,127              33,982
06/19             49,421                  51,745               41,945             32,157              36,835
12/19             52,233                  54,931               46,474             35,666              41,075
06/20             58,853                  62,060               52,919             34,568              40,820

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             159             0              0            0
01/01/16 - 12/31/16             129             1              0            0
01/01/17 - 12/31/17             136             0              0            0
01/01/18 - 12/31/18             156             1              2            1
01/01/19 - 12/31/19              97             1              0            0
01/01/20 - 06/30/20              42             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              93             0              0            0
01/01/16 - 12/31/16             122             0              0            0
01/01/17 - 12/31/17             115             0              0            0
01/01/18 - 12/31/18              88             3              0            0
01/01/19 - 12/31/19             154             0              0            0
01/01/20 - 06/30/20              83             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

The First Trust Dow Jones Internet Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to measure the performance of the largest and most actively traded securities issued by U.S. companies in the Internet industry. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was June 23, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS          CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years   10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended     Ended      (6/19/06)      Ended      Ended      (6/19/06)
                                      6/30/20     6/30/20    6/30/20   6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                    22.57%     18.67%     20.48%     21.73%       16.54%      153.86%    614.75%      756.29%
Market Value                           22.55%     18.64%     20.46%     21.75%       16.53%      153.64%    615.83%      755.78%

INDEX PERFORMANCE
Dow Jones Internet Composite
   Index(SM)                           22.96%     19.38%     21.16%     22.43%       17.18%      161.05%    656.62%      824.75%
S&P 500(R) Index                       -3.08%      7.51%     10.73%     13.99%        9.02%       66.45%    270.31%      235.69%
S&P Composite 1500(R) Information
   Technology Index                    13.72%     34.09%     22.66%     20.09%       14.76%      177.65%    524.04%      589.88%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        46.92%
Communication Services                        26.41
Consumer Discretionary                        18.53
Health Care                                    4.88
Financials                                     3.26
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Amazon.com, Inc.                               9.82%
Facebook, Inc., Class A                        6.82
PayPal Holdings, Inc.                          5.24
Netflix, Inc.                                  5.07
Cisco Systems, Inc.                            4.88
salesforce.com, Inc.                           4.65
Alphabet, Inc., Class A                        4.15
Alphabet, Inc., Class C                        4.03
eBay, Inc.                                     3.01
Veeva Systems, Inc., Class A                   2.84
                                             -------
   Total                                      50.51%
                                             =======

-----------------------------
Dow Jones and Dow Jones Internet Composite Index(SM) are products of S&P Dow Jones Indices ("SPDJI") and have been licensed for use by First Trust. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones Trademark Holdings LLC ("Dow Jones") or their respective affiliates and SPDJI, Dow Jones and their respective affiliates make no representation regarding the advisability of trading in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN) (CONTINUED)

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   DECEMBER 31, 2009 - JUNE 30, 2020

               First Trust                Dow Jones                               S&P Composite 1500(R)
            Dow Jones Internet        Internet Composite        S&P 500(R)        Information Technology
                Index Fund                Index(SM)               Index                   Index
12/09            $10,000                   $10,000               $10,000                 $10,000
06/10              9,518                     9,530                 9,335                   8,998
12/10             13,663                    13,726                11,507                  11,212
06/11             14,449                    14,551                12,200                  11,488
12/11             12,878                    13,024                11,750                  11,338
06/12             14,095                    14,298                12,865                  12,780
12/12             15,564                    15,841                13,630                  13,010
06/13             18,098                    18,471                15,514                  13,886
12/13             23,875                    24,452                18,044                  16,783
06/14             23,760                    24,377                19,332                  18,201
12/14             24,454                    25,135                20,515                  19,963
06/15             26,799                    27,621                20,767                  20,223
12/15             29,776                    30,765                20,798                  21,080
06/16             28,770                    29,799                21,597                  21,093
12/16             31,834                    33,056                23,286                  24,198
06/17             37,793                    39,350                25,461                  28,220
12/17             43,810                    45,733                28,369                  33,221
06/18             54,916                    57,468                29,121                  36,722
12/18             46,532                    48,843                27,127                  32,986
06/19             57,314                    60,421                32,157                  41,905
12/19             55,503                    58,639                35,666                  49,377
06/20             68,030                    72,106                34,568                  56,151

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             201             0              0            0
01/01/16 - 12/31/16             124             0              0            0
01/01/17 - 12/31/17             129             0              0            0
01/01/18 - 12/31/18             116             4              2            0
01/01/19 - 12/31/19             113             0              0            0
01/01/20 - 06/30/20              44             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              51             0              0            0
01/01/16 - 12/31/16             128             0              0            0
01/01/17 - 12/31/17             122             0              0            0
01/01/18 - 12/31/18             125             4              0            0
01/01/19 - 12/31/19             139             0              0            0
01/01/20 - 06/30/20              81             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

The First Trust Capital Strength ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called The Capital Strength Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and real estate investment trusts that comprise the Index. The Index seeks to provide exposure to well-capitalized companies with strong market positions that have the potential to provide their stockholders with a greater degree of stability and performance over time. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on The Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was July 11, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS          CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years   10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended     Ended       (7/6/06)      Ended      Ended       (7/6/06)
                                      6/30/20     6/30/20    6/30/20   6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                    -2.58%      5.00%     10.61%     13.81%       9.60%       65.55%     264.60%      260.26%
Market Value                           -2.58%      4.98%     10.60%     13.81%       9.60%       65.50%     264.46%      260.14%

INDEX PERFORMANCE
The Capital Strength Index(SM)*        -2.28%      5.67%     11.32%      N/A          N/A        70.98%       N/A          N/A
S&P 500(R) Index                       -3.08%      7.51%     10.73%     13.99%       8.83%       66.45%     270.31%      226.41%
------------------------------------------------------------------------------------------------------------------------------------

* On June 4, 2013, the Fund's underlying index changed from the Credit Suisse U.S. Value Index, Powered by HOLT(TM) to The Capital Strength Index(SM). On June 18, 2010, the Fund's underlying index changed from the Deutsche Bank CROCI(R) US+ Index(TM) to the Credit Suisse U.S. Value Index, Powered by HOLT(TM). Since the Fund's new underlying index had an inception date of March 20, 2013, it was not in existence for some of the periods disclosed.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Health Care                                   28.47%
Industrials                                   13.29
Information Technology                        13.26
Consumer Discretionary                        13.18
Consumer Staples                              11.24
Communication Services                        10.80
Financials                                     5.64
Materials                                      4.12
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
eBay, Inc.                                     2.65%
Apple, Inc.                                    2.44
Facebook, Inc., Class A                        2.39
Accenture PLC, Class A                         2.32
Garmin Ltd.                                    2.24
Amazon.com, Inc.                               2.19
Electronic Arts, Inc.                          2.17
Maxim Integrated Products, Inc.                2.16
Visa, Inc., Class A                            2.15
PPG Industries, Inc.                           2.15
                                             -------
   Total                                      22.86%
                                             =======

-----------------------------
NASDAQ(R) and the Capital Strength Index(SM) are trademarks (the "Marks") of Nasdaq, Inc. (collectively with its affiliates, "NASDAQ"). The Marks are licensed for use by First Trust. The Fund has not been passed on by NASDAQ as to its legality or suitability. The Fund is not issued, endorsed, sold or promoted by NASDAQ. The Fund should not be construed in any way as investment advice by NASDAQ. NASDAQ MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH ETF (FTCS) (CONTINUED)

         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              DECEMBER 31, 2009 - JUNE 30, 2020

            First Trust Capital        S&P 500(R)
               Strength ETF              Index
12/09             $10,000               $10,000
06/10               9,246                 9,335
12/10              11,403                11,507
06/11              12,300                12,200
12/11              11,068                11,750
06/12              11,669                12,865
12/12              12,999                13,630
06/13              15,163                15,514
12/13              17,665                18,044
06/14              18,651                19,332
12/14              20,397                20,515
06/15              20,362                20,767
12/15              20,733                20,798
06/16              21,840                21,597
12/16              22,510                23,286
06/17              25,299                25,461
12/17              28,471                28,369
06/18              28,707                29,121
12/18              27,303                27,126
06/19              32,100                32,155
12/19              34,604                35,666
06/20              33,711                34,568

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             190             2              0            0
01/01/16 - 12/31/16             194             0              0            0
01/01/17 - 12/31/17             197             0              0            0
01/01/18 - 12/31/18             161             3              0            1
01/01/19 - 12/31/19             222             0              0            0
01/01/20 - 06/30/20              89             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              57             3              0            0
01/01/16 - 12/31/16              58             0              0            0
01/01/17 - 12/31/17              54             0              0            0
01/01/18 - 12/31/18              84             1              1            0
01/01/19 - 12/31/19              30             0              0            0
01/01/20 - 06/30/20              36             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index seeks to measure the performance of the securities ranked #1 or #2 according to Value Line Publishing, LLC's proprietary Value Line(R) Safety(TM) Ranking System that are also still expected to provide above-average dividend yield. The Index is rebalanced and reconstituted monthly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS          CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years   10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended     Ended      (8/19/03)      Ended      Ended      (8/19/03)
                                      6/30/20     6/30/20    6/30/20   6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                   -14.56%      -7.62%     7.82%     11.74%       8.82%       45.69%     203.34%      316.34%
Market Value                          -14.60%      -7.71%     7.81%     11.73%       8.82%       45.66%     203.12%      316.06%

INDEX PERFORMANCE
Value Line(R) Dividend Index*         -14.08%      -6.74%     8.71%     12.65%        N/A        51.80%     229.11%        N/A
S&P 500(R) Index                       -3.08%       7.51%    10.73%     13.99%       9.14%       66.45%     270.31%      337.01%
Dow Jones U.S. Select Dividend
   Index(SM)*                         -21.68%     -15.15%     5.43%     10.82%        N/A        30.26%     179.30%        N/A
------------------------------------------------------------------------------------------------------------------------------------

      On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at net asset value ("NAV") include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (December 15, 2006) through period end (June 30, 2020) were 157.40% and 158.46% at NAV and Market Value, respectively. That compares to an Index return of 186.67% for the same period. The average annual total returns for the period from the reorganization date (December 15, 2006) through period end (June 30, 2020) were 7.23% and 7.27% at NAV and Market Value, respectively. That compares to an Index return of 8.09% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE American) closing market price of the Predecessor FVD Fund.

* Performance data is not available for all the periods shown in the table because performance data does not exist for the periods shown.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Utilities                                     23.40%
Financials                                    18.85
Industrials                                   16.76
Consumer Staples                              10.05
Health Care                                    7.46
Information Technology                         7.01
Communication Services                         4.24
Consumer Discretionary                         4.21
Materials                                      3.76
Real Estate                                    3.74
Energy                                         0.52
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Infosys Ltd.                                   0.56%
Erie Indemnity Co., Class A                    0.56
United Parcel Service, Inc., Class B           0.56
Quest Diagnostics, Inc.                        0.55
W.W. Grainger, Inc.                            0.55
Omnicom Group, Inc.                            0.55
Cisco Systems, Inc.                            0.55
New Jersey Resources Corp.                     0.55
ABB Ltd.                                       0.55
Robert Half International, Inc.                0.55
                                             -------
   Total                                       5.53%
                                             =======

-----------------------------
Value Line(R) and Safety(TM) are trademarks of Value Line, Inc. that are licensed to First Trust. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD) (CONTINUED)

                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  DECEMBER 31, 2009 - JUNE 30, 2020

                 First Trust
                Value Line(R)           Value Line(R)         S&P 500(R)        Dow Jones U.S. Select
             Dividend Index Fund        Dividend Index          Index            Dividend Index(SM)
12/09              $10,000                 $10,000             $10,000                 $10,000
06/10                9,712                   9,746               9,335                   9,871
12/10               11,608                  11,699              11,507                  11,832
06/11               12,552                  12,702              12,200                  12,824
12/11               12,657                  12,856              11,750                  13,301
06/12               13,458                  13,737              12,865                  14,171
12/12               14,071                  14,410              13,630                  14,743
06/13               16,026                  16,484              15,514                  16,785
12/13               17,810                  18,386              18,044                  19,027
06/14               19,328                  20,044              19,332                  20,904
12/14               20,650                  21,497              20,515                  21,949
06/15               20,220                  21,132              20,767                  21,165
12/15               20,907                  21,948              20,798                  21,590
06/16               23,851                  25,148              21,597                  24,947
12/16               25,077                  26,541              23,286                  26,337
06/17               26,441                  28,094              25,461                  27,941
12/17               28,207                  30,077              28,369                  30,403
06/18               27,987                  29,960              29,121                  30,713
12/18               27,231                  29,253              27,128                  28,587
06/19               31,882                  34,400              32,157                  32,486
12/19               34,473                  37,329              35,666                  35,200
06/20               29,460                  32,075              34,568                  27,570

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             179             0              0            0
01/01/16 - 12/31/16             182             0              0            0
01/01/17 - 12/31/17             185             0              0            0
01/01/18 - 12/31/18             143             1              0            0
01/01/19 - 12/31/19             241             0              0            0
01/01/20 - 06/30/20              77             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              73             0              0            0
01/01/16 - 12/31/16              70             0              0            0
01/01/17 - 12/31/17              66             0              0            0
01/01/18 - 12/31/18             106             1              0            0
01/01/19 - 12/31/19              11             0              0            0
01/01/20 - 06/30/20              48             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

The First Trust Value Line(R) 100 Exchange-Traded Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Index seeks to measure the performance of the 100 highest ranked securities according to Value Line Publishing, LLC's proprietary Value Line Timeliness Ranking System. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS          CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years   10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended     Ended      (6/12/03)      Ended      Ended      (6/12/03)
                                      6/30/20     6/30/20    6/30/20   6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                    -7.07%     -4.36%      0.91%      8.09%       4.76%        4.63%     117.67%      120.93%
Market Value                           -7.16%     -4.36%      0.89%      8.07%       4.75%        4.53%     117.37%      120.62%

INDEX PERFORMANCE
Value Line(R) 100 Index*               -6.67%     -3.52%      1.84%      9.08%        N/A         9.52%     138.55%        N/A
Russell 3000(R) Index                  -3.48%      6.53%     10.03%     13.72%       9.21%       61.30%     261.80%      349.33%
------------------------------------------------------------------------------------------------------------------------------------

      On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (June 15, 2007) through period end (June 30, 2020) were 34.10% and 33.91% at NAV and Market Value, respectively. That compares to an Index return of 50.39% for that same period. The average annual total returns for the period from the reorganization date (June 15, 2007) through period end (June 30, 2020) were 2.28% and 2.26% at NAV and Market Value, respectively. That compares to an Index return of 3.18% for the same period.

      NAV and Market Value returns assume that all distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX (now known as the NYSE American) closing market price of the Predecessor FVL Fund.

* Performance data is not available for all the periods shown in the table because performance data does not exist for the periods shown.

(See Notes to Fund Performance Overview on page 20.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        22.38%
Health Care                                   18.71
Consumer Staples                              13.91
Financials                                    13.84
Industrials                                   12.89
Real Estate                                    4.88
Consumer Discretionary                         4.24
Materials                                      4.21
Communication Services                         4.03
Utilities                                      0.91
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Microsoft Corp.                                1.56%
Newmont Corp.                                  1.31
Adobe, Inc.                                    1.30
Procter & Gamble (The) Co.                     1.30
Autodesk, Inc.                                 1.27
Tractor Supply Co.                             1.20
Accenture PLC, Class A                         1.16
Fastenal Co.                                   1.16
Garmin Ltd.                                    1.15
Equifax, Inc.                                  1.15
                                             -------
   Total                                      12.56%
                                             =======

-----------------------------
Value Line(R) and Timeliness(TM) are trademarks of Value Line, Inc. that are licensed to First Trust. The Fund is not sponsored, recommended, sold, or promoted by Value Line Publishing LLC, Value Line, Inc. or any of their affiliates.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL) (CONTINUED)

                         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              DECEMBER 31, 2009 - JUNE 30, 2020

            First Trust Value Line(R) 100            Value Line(R)            Russell 3000(R)
                Exchange-Traded Fund                   100 Index                   Index
12/09                  $10,000                          $10,000                   $10,000
06/10                    9,914                            9,965                     9,395
12/10                   12,951                           13,074                    11,693
06/11                   13,685                           13,916                    12,436
12/11                   11,925                           12,153                    11,813
06/12                   12,258                           12,542                    12,913
12/12                   12,942                           13,293                    13,752
06/13                   14,870                           15,353                    15,685
12/13                   18,046                           18,734                    18,366
06/14                   19,999                           20,857                    19,641
12/14                   20,093                           21,047                    20,672
06/15                   20,625                           21,704                    21,073
12/15                   19,464                           20,560                    20,771
06/16                   20,134                           21,360                    21,523
12/16                   21,437                           22,879                    23,415
06/17                   21,235                           22,815                    25,506
12/17                   23,388                           25,217                    28,363
06/18                   23,014                           24,914                    29,276
12/18                   18,972                           20,634                    26,877
06/19                   22,560                           24,643                    31,907
12/19                   23,221                           25,470                    35,215
06/20                   21,580                           23,772                    33,991

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             130             0              0            0
01/01/16 - 12/31/16             140             1              0            0
01/01/17 - 12/31/17             137             1              0            0
01/01/18 - 12/31/18             182             4              0            1
01/01/19 - 12/31/19             109             0              0            0
01/01/20 - 06/30/20               6             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             122             0              0            0
01/01/16 - 12/31/16             111             0              0            0
01/01/17 - 12/31/17             113             0              0            0
01/01/18 - 12/31/18              63             1              0            0
01/01/19 - 12/31/19             143             0              0            0
01/01/20 - 06/30/20             119             0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2020 (UNAUDITED)

As a shareholder of First Trust Dow Jones Select MicroCap Index Fund, First Trust Morningstar Dividend Leaders Index Fund, First Trust US Equity Opportunities ETF, First Trust NYSE Arca Biotechnology Index Fund, First Trust Dow Jones Internet Index Fund, First Trust Capital Strength ETF, First Trust Value Line(R) Dividend Index Fund or First Trust Value Line(R) 100 Exchange-Traded Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2020.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2020      JUNE 30, 2020       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST DOW JONES SELECT MICROCAP INDEX
   FUND (FDM)
Actual                                               $1,000.00           $  773.60            0.60%              $2.65
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX
   FUND (FDL)
Actual                                               $1,000.00           $  800.60            0.45%              $2.01
Hypothetical (5% return before expenses)             $1,000.00           $1,022.63            0.45%              $2.26

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)
Actual                                               $1,000.00           $1,047.20            0.58%              $2.95
Hypothetical (5% return before expenses)             $1,000.00           $1,021.98            0.58%              $2.92

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX
   FUND (FBT)
Actual                                               $1,000.00           $1,126.80            0.55%              $2.91
Hypothetical (5% return before expenses)             $1,000.00           $1,022.13            0.55%              $2.77

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)
Actual                                               $1,000.00           $1,225.70            0.51%              $2.82
Hypothetical (5% return before expenses)             $1,000.00           $1,022.33            0.51%              $2.56

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)
Actual                                               $1,000.00           $  974.20            0.56%              $2.75
Hypothetical (5% return before expenses)             $1,000.00           $1,022.08            0.56%              $2.82

FIRST TRUST EXCHANGE-TRADED FUND

JUNE 30, 2020 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2020      JUNE 30, 2020       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)
Actual                                               $1,000.00           $  854.40            0.70%              $3.23
Hypothetical (5% return before expenses)             $1,000.00           $1,021.38            0.70%              $3.52

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)
Actual                                               $1,000.00           $  929.30            0.70%              $3.36
Hypothetical (5% return before expenses)             $1,000.00           $1,021.38            0.70%              $3.52


(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2020 through June 30, 2020), multiplied by 182/366 (to reflect the six-month period).

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 3.0%
      21,489 Ducommun, Inc. (a)                $      749,321
      10,133 National Presto Industries, Inc.         885,523
      39,086 Park Aerospace Corp.                     435,418
      23,239 Vectrus, Inc. (a)                      1,141,732
                                               --------------
                                                    3,211,994
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.1%
      53,365 Echo Global Logistics, Inc. (a)        1,153,751
                                               --------------
             AUTO COMPONENTS -- 0.0%
      30,580 Shiloh Industries, Inc. (a)               49,540
                                               --------------
             BANKS -- 19.5%
      16,363 1st Constitution Bancorp                 202,901
       6,873 Bank7 Corp.                               74,606
      31,147 Bar Harbor Bankshares                    697,381
      23,477 Baycom Corp. (a)                         303,088
      37,277 Business First Bancshares, Inc.          572,202
      11,761 Cambridge Bancorp                        696,722
      16,906 Capital Bancorp, Inc. (a)                180,894
       9,950 CB Financial Services, Inc.              217,109
      30,552 Civista Bancshares, Inc.                 470,501
      29,020 CNB Financial Corp.                      520,329
      15,543 Coastal Financial Corp. (a)              225,684
      27,733 Equity Bancshares, Inc.,
                Class A (a)                           483,664
      32,120 Financial Institutions, Inc.             597,753
      33,637 First Bank                               219,313
      30,879 First Community Bankshares, Inc.         693,234
      14,065 First Community Corp.                    213,085
      27,500 First Financial Corp.                  1,013,100
      14,081 First Financial Northwest, Inc.          136,445
      77,828 First Foundation, Inc.                 1,271,710
      17,099 First Internet Bancorp                   284,185
      26,457 First Mid Bancshares, Inc.               693,967
      12,573 First United Corp.                       167,724
      56,572 Flushing Financial Corp.                 651,709
      27,222 Franklin Financial Network, Inc.         700,967
      43,897 Independent Bank Corp.                   651,870
       8,991 Level One Bancorp, Inc.                  150,509
      32,494 Mercantile Bank Corp.                    734,364
      14,303 Metropolitan Bank Holding
                Corp. (a)                             458,840
      39,849 Midland States Bancorp, Inc.             595,743
      21,616 MidWestOne Financial Group, Inc.         432,320
      17,747 Nicolet Bankshares, Inc. (a)             972,536
      12,764 Northrim BanCorp, Inc.                   320,887
      53,568 Old Second Bancorp, Inc.                 416,759
      19,719 Parke Bancorp, Inc.                      267,192
      31,754 Peapack-Gladstone Financial Corp.        594,752
      36,555 Peoples Bancorp, Inc.                    777,890
      29,730 QCR Holdings, Inc.                       926,981
      14,751 SB One Bancorp                           290,595
      28,020 Sierra Bancorp                           529,018
      27,765 SmartFinancial, Inc.                     449,238
      14,236 Southern First Bancshares,
                Inc. (a)                              394,480
      37,027 Southern National Bancorp of
                Virginia, Inc.                        358,792


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
      30,724 Spirit of Texas Bancshares,
                Inc. (a)                       $      378,212
                                               --------------
                                                   20,989,251
                                               --------------
             BEVERAGES -- 0.3%
      23,122 Craft Brew Alliance, Inc. (a)            355,848
                                               --------------
             BIOTECHNOLOGY -- 4.0%
      31,721 Cyclerion Therapeutics, Inc. (a)         187,471
      38,855 Gritstone Oncology, Inc. (a)             257,997
      12,254 Hookipa Pharma, Inc. (a)                 142,391
       6,926 Immunic, Inc. (a)                         83,943
      49,949 Kodiak Sciences, Inc. (a)              2,703,240
      13,110 LogicBio Therapeutics, Inc. (a)          110,911
     436,700 Palatin Technologies, Inc. (a)           223,590
      30,008 PhaseBio Pharmaceuticals,
                Inc. (a) (b)                          138,037
      27,999 TCR2 Therapeutics, Inc. (a)              430,065
                                               --------------
                                                    4,277,645
                                               --------------
             BUILDING PRODUCTS -- 1.5%
      36,689 Insteel Industries, Inc.                 699,659
      65,771 Quanex Building Products Corp.           912,902
                                               --------------
                                                    1,612,561
                                               --------------
             CAPITAL MARKETS -- 1.7%
       5,968 Diamond Hill Investment Group,
                Inc.                                  678,382
      18,724 Oppenheimer Holdings, Inc.,
                Class A                               407,996
      30,600 Victory Capital Holdings, Inc.,
                Class A                               526,014
      15,169 Westwood Holdings Group, Inc.            238,912
                                               --------------
                                                    1,851,304
                                               --------------
             CHEMICALS -- 1.5%
      53,224 American Vanguard Corp.                  732,362
      51,748 FutureFuel Corp.                         618,389
     100,192 Rayonier Advanced Materials,
                Inc. (a)                              281,539
                                               --------------
                                                    1,632,290
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.8%
      52,333 Ennis, Inc.                              949,320
      24,250 Heritage-Crystal Clean, Inc. (a)         423,405
      73,471 Kimball International, Inc.,
                Class B                               849,325
      65,315 Quad/Graphics, Inc.                      212,274
      17,493 VSE Corp.                                549,105
                                               --------------
                                                    2,983,429
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.5%
      68,900 CalAmp Corp. (a)                         551,889
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 4.7%
      38,461 Ameresco, Inc., Class A (a)            1,068,447
      26,351 Argan, Inc.                            1,248,510
      65,777 Construction Partners, Inc.,
                Class A (a)                         1,168,199
      33,457 MYR Group, Inc. (a)                    1,067,613


                        See Notes to Financial Statements                Page 23

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CONSTRUCTION & ENGINEERING
                (CONTINUED)
      52,731 Sterling Construction Co.,
                Inc. (a)                       $      552,094
                                               --------------
                                                    5,104,863
                                               --------------
             CONSUMER FINANCE -- 1.1%
      26,990 Curo Group Holdings Corp.                220,508
     104,461 EZCORP, Inc., Class A (a)                658,104
      18,156 Regional Management Corp. (a)            321,543
                                               --------------
                                                    1,200,155
                                               --------------
             CONTAINERS & PACKAGING -- 1.0%
      71,718 Myers Industries, Inc.                 1,043,497
                                               --------------
             DISTRIBUTORS -- 0.2%
      12,002 Weyco Group, Inc.                        259,123
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 1.6%
      29,637 American Public Education,
                Inc. (a)                              877,255
      32,678 Carriage Services, Inc.                  592,126
      64,283 Zovio, Inc. (a)                          196,706
                                               --------------
                                                    1,666,087
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.2%
       5,292 Preformed Line Products Co.              264,653
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.2%
      47,596 Kimball Electronics, Inc. (a)            644,450
      25,152 Vishay Precision Group, Inc. (a)         618,236
                                               --------------
                                                    1,262,686
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 1.3%
      66,180 Covia Holdings Corp. (a) (b) (c)          31,766
       3,235 FTS International, Inc. (a) (b)           22,322
      44,155 KLX Energy Services Holdings,
                Inc. (a) (b)                           94,933
      26,230 Mammoth Energy Services, Inc. (a)         30,951
     321,502 NexTier Oilfield Solutions,
                Inc. (a)                              787,680
      58,940 Solaris Oilfield Infrastructure,
                Inc., Class A                         437,335
      50,720 US Well Services, Inc. (a)                24,726
                                               --------------
                                                    1,429,713
                                               --------------
             ENTERTAINMENT -- 0.6%
      45,556 Sciplay Corp., Class A (a)               675,596
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 0.4%
      61,145 Braemar Hotels & Resorts, Inc.           174,875
      21,370 BRT Apartments Corp.                     231,223
                                               --------------
                                                      406,098
                                               --------------
             FOOD & STAPLES RETAILING -- 2.3%
      65,871 HF Foods Group, Inc. (a) (b)             596,133
      28,464 Ingles Markets, Inc., Class A          1,225,944
      15,798 Natural Grocers by Vitamin
                Cottage, Inc.                         235,074
      16,714 Village Super Market, Inc.,
                Class A                               463,312
                                               --------------
                                                    2,520,463
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD PRODUCTS -- 0.9%
      58,513 Landec Corp. (a)                  $      465,764
      30,794 Limoneira Co.                            446,205
                                               --------------
                                                      911,969
                                               --------------
             HEALTH CARE EQUIPMENT
                & SUPPLIES -- 2.2%
      12,926 FONAR Corp. (a)                          276,229
      85,884 Meridian Bioscience, Inc. (a)          2,000,238
      11,891 Soliton, Inc. (a) (b)                     92,512
                                               --------------
                                                    2,368,979
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.8%
     125,288 BBX Capital Corp.                        318,232
      33,373 Chuy's Holdings, Inc. (a)                496,590
      64,685 Del Taco Restaurants, Inc. (a)           383,582
      15,735 RCI Hospitality Holdings, Inc.           218,087
      63,081 Ruth's Hospitality Group, Inc.           514,741
                                               --------------
                                                    1,931,232
                                               --------------
             HOUSEHOLD DURABLES -- 2.3%
      46,215 Ethan Allen Interiors, Inc.              546,724
      47,701 Green Brick Partners, Inc. (a)           565,257
      10,917 Hamilton Beach Brands Holding
                Co., Class A                          129,912
      23,805 Hooker Furniture Corp.                   463,007
      11,917 Legacy Housing Corp. (a)                 169,460
      26,299 Turtle Beach Corp. (a)                   387,121
      59,776 ZAGG, Inc. (a) (b)                       187,697
                                               --------------
                                                    2,449,178
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.6%
      19,260 Central Garden & Pet Co. (a)             693,167
                                               --------------
             INSURANCE -- 3.9%
      22,278 Benefytt Technologies,
                Inc. (a) (b)                          455,808
      18,369 FedNat Holding Co.                       203,345
       2,843 Investors Title Co.                      344,913
      35,503 Palomar Holdings, Inc. (a)             3,044,737
       6,380 Watford Holdings Ltd. (a)                106,482
                                               --------------
                                                    4,155,285
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 0.2%
      94,753 DHI Group, Inc. (a)                      198,981
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 0.4%
      23,548 Duluth Holdings, Inc.,
                Class B (a) (b)                       173,549
      32,465 Lands' End, Inc. (a)                     261,018
                                               --------------
                                                      434,567
                                               --------------
             IT SERVICES -- 1.7%
      54,094 Hackett Group (The), Inc.                732,433
     104,797 Unisys Corp. (a)                       1,143,335
                                               --------------
                                                    1,875,768
                                               --------------
             LEISURE PRODUCTS -- 3.7%
      11,918 Johnson Outdoors, Inc., Class A        1,084,776
      41,179 Malibu Boats, Inc., Class A (a)        2,139,249


Page 24                 See Notes to Financial Statements

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             LEISURE PRODUCTS (CONTINUED)
      37,840 MasterCraft Boat Holdings,
                Inc. (a)                       $      720,852
                                               --------------
                                                    3,944,877
                                               --------------
             MACHINERY -- 2.5%
      30,889 Blue Bird Corp. (a)                      463,026
      12,822 Hurco Cos., Inc.                         358,631
      35,480 Lydall, Inc. (a)                         481,109
      17,237 Park-Ohio Holdings Corp.                 285,962
      62,749 Shyft Group (The), Inc.                1,056,693
                                               --------------
                                                    2,645,421
                                               --------------
             MEDIA -- 0.1%
     106,077 Lee Enterprises, Inc. (a) (b)            103,956
                                               --------------
             METALS & MINING -- 1.0%
      18,283 Olympic Steel, Inc.                      214,825
      32,099 Ryerson Holding Corp. (a)                180,718
     165,944 SunCoke Energy, Inc.                     491,194
      17,651 Universal Stainless & Alloy
                Products, Inc. (a)                    151,799
                                               --------------
                                                    1,038,536
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.0%
      31,803 Cherry Hill Mortgage Investment
                Corp.                                 286,863
      46,081 Dynex Capital, Inc.                      658,959
      16,057 Ellington Residential Mortgage
                REIT                                  165,387
                                               --------------
                                                    1,111,209
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 5.3%
      56,251 Brigham Minerals, Inc., Class A          694,700
      52,191 CONSOL Energy, Inc. (a)                  264,609
   1,015,546 Denbury Resources, Inc. (a)              280,392
      66,899 Green Plains, Inc. (a)                   683,373
     291,711 Gulfport Energy Corp. (a)                317,965
      43,916 Hallador Energy Co.                       28,765
     120,678 Overseas Shipholding Group, Inc.,
                Class A (a)                           224,461
      78,297 Renewable Energy Group, Inc. (a)       1,940,200
      11,038 REX American Resources Corp. (a)         765,706
     101,380 VAALCO Energy, Inc. (a)                  125,711
     187,479 W&T Offshore, Inc. (a) (b)               427,452
                                               --------------
                                                    5,753,334
                                               --------------
             PHARMACEUTICALS -- 2.9%
     221,535 Amneal Pharmaceuticals, Inc. (a)       1,054,507
      28,080 Eton Pharmaceuticals,
                Inc. (a) (b)                          153,036
      11,005 Kaleido Biosciences, Inc. (a) (b)         81,767
     169,341 Mallinckrodt PLC (a) (b)                 453,834
      28,344 Osmotica Pharmaceuticals
                PLC (a) (b)                           190,755
      40,680 Phibro Animal Health Corp.,
                Class A                             1,068,664
      15,299 Urovant Sciences Ltd. (a) (b)            150,542
                                               --------------
                                                    3,153,105
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PROFESSIONAL SERVICES -- 2.1%
      15,113 Barrett Business Services, Inc.   $      802,954
      18,599 BG Staffing, Inc.                        210,541
      60,584 Resources Connection, Inc.               725,190
      20,556 Willdan Group, Inc. (a)                  514,105
                                               --------------
                                                    2,252,790
                                               --------------
             REAL ESTATE MANAGEMENT
                & DEVELOPMENT -- 0.3%
      18,107 Altisource Portfolio Solutions
                S.A. (a) (b)                          266,897
                                               --------------
             ROAD & RAIL -- 0.7%
      24,961 Covenant Transportation Group,
                Inc., Class A (a)                     360,187
       3,799 PAM Transportation Services,
                Inc. (a)                              116,820
      15,653 Universal Logistics Holdings,
                Inc.                                  272,049
                                               --------------
                                                      749,056
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.7%
      65,918 Axcelis Technologies, Inc. (a)         1,835,816
      72,891 AXT, Inc. (a)                            346,961
      83,618 Cohu, Inc.                             1,449,936
     130,572 Photronics, Inc. (a)                   1,453,267
                                               --------------
                                                    5,085,980
                                               --------------
             SOFTWARE -- 0.9%
      60,891 American Software, Inc., Class A         959,642
                                               --------------
             SPECIALTY RETAIL -- 6.1%
      12,476 America's Car-Mart, Inc. (a)           1,096,266
     241,383 Chico's FAS, Inc.                        333,108
      18,913 Citi Trends, Inc.                        382,421
      33,656 Container Store Group (The),
                Inc. (a)                              109,045
     129,246 Express, Inc. (a)                        199,039
      34,624 Haverty Furniture Cos., Inc.             553,984
      33,148 Hibbett Sports, Inc. (a)                 694,119
     107,994 Party City Holdco, Inc. (a)              160,911
      48,392 RTW Retailwinds, Inc. (a)                  9,703
      17,796 Shoe Carnival, Inc. (b)                  520,889
      80,742 Sportsman's Warehouse Holdings,
                Inc. (a)                            1,150,573
      44,840 Tilly's, Inc., Class A                   254,243
      40,283 Zumiez, Inc. (a)                       1,102,949
                                               --------------
                                                    6,567,250
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.3%
      55,860 Immersion Corp. (a)                      348,008
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.3%
      13,635 Rocky Brands, Inc.                       280,336
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 3.1%
       7,985 FS Bancorp, Inc.                         307,982
      13,185 Home Bancorp, Inc.                       352,699
      28,667 Luther Burbank Corp.                     286,670


                        See Notes to Financial Statements                Page 25

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
      23,240 OP Bancorp                        $      160,356
      74,766 Premier Financial Corp.                1,321,115
       8,706 Rhinebeck Bancorp, Inc. (a)               57,111
      30,043 Sterling Bancorp, Inc.                   107,554
      49,364 Waterstone Financial, Inc.               732,068
                                               --------------
                                                    3,325,555
                                               --------------
             WATER UTILITIES -- 0.5%
      15,887 Artesian Resources Corp., Class A        576,539
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        107,684,053
             (Cost $134,696,709)               --------------

             MONEY MARKET FUNDS -- 3.2%
   3,519,517 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.13% (d) (e)                       3,519,517
             (Cost $3,519,517)                 --------------

             TOTAL INVESTMENTS -- 103.2%          111,203,570
             (Cost $138,216,226) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.2)%              (3,493,594)
                                               --------------
             NET ASSETS -- 100.0%              $  107,709,976
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,399,921 and the total value of the collateral held by the Fund is $3,519,517.

(c) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940, as amended. At June 30, 2020, securities noted as such are valued at $31,766 or 0.0% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets' close and the New York Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(d)   Rate shown reflects yield as of June 30, 2020.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $9,227,735 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $36,240,391. The net unrealized depreciation was $27,012,656.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                   LEVEL 2       LEVEL 3
                      TOTAL         LEVEL 1      SIGNIFICANT   SIGNIFICANT
                     VALUE AT        QUOTED      OBSERVABLE    UNOBSERVABLE
                    6/30/2020        PRICES        INPUTS         INPUTS
                   --------------------------------------------------------
Common Stocks:
  Energy
    Equipment &
    Services       $  1,429,713   $  1,397,947   $    31,766   $         --
  Other Industry
    Categories*     106,254,340    106,254,340            --             --
Money Market
  Funds               3,519,517      3,519,517            --             --
                   --------------------------------------------------------
Total
  Investments      $111,203,570   $111,171,804   $    31,766   $         --
                   ========================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    3,399,921
Non-cash Collateral(2)                             (3,399,921)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 26                 See Notes to Financial Statements

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.6%
             AIR FREIGHT & LOGISTICS -- 2.7%
     309,280 United Parcel Service, Inc.,
                Class B                        $   34,385,750
                                               --------------
             BANKS -- 14.2%
      87,635 Associated Banc-Corp.                  1,198,847
      38,127 Atlantic Union Bankshares Corp.          883,021
      18,678 Bank of Hawaii Corp.                   1,147,016
      58,718 Bank OZK                               1,378,111
      47,019 BankUnited, Inc.                         952,135
      12,488 BOK Financial Corp.                      704,823
      38,365 Cathay General Bancorp                 1,009,000
     928,758 Citigroup, Inc.                       47,459,534
      32,757 Columbia Banking System, Inc.            928,497
     219,684 F.N.B. Corp.                           1,647,630
     398,577 Fifth Third Bancorp                    7,684,565
      71,434 First Financial Bancorp                  992,218
      50,096 First Midwest Bancorp, Inc.              668,782
      87,359 Fulton Financial Corp.                   919,890
      23,172 IBERIABANK Corp.                       1,055,253
     122,009 Investors Bancorp, Inc.                1,037,077
     611,703 KeyCorp                                7,450,543
      57,931 M&T Bank Corp.                         6,023,086
      76,494 Old National Bancorp                   1,052,557
     291,239 People's United Financial, Inc.        3,369,635
     197,419 PNC Financial Services Group
                (The), Inc.                        20,770,453
     550,304 Regions Financial Corp.                6,119,381
      49,956 Simmons First National Corp.,
                Class A                               854,747
      97,885 Synovus Financial Corp.                2,009,579
      75,357 TCF Financial Corp.                    2,217,003
     677,410 Truist Financial Corp.                25,436,746
      27,394 Trustmark Corp.                          671,701
     707,392 U.S. Bancorp                          26,046,173
      70,431 United Bankshares, Inc.                1,948,121
     233,438 Valley National Bancorp                1,825,485
      53,686 Webster Financial Corp.                1,535,956
      43,769 WesBanco, Inc.                           888,948
      73,466 Zions Bancorp N.A.                     2,497,844
                                               --------------
                                                  180,384,357
                                               --------------
             BIOTECHNOLOGY -- 7.7%
   1,000,412 AbbVie, Inc.                          98,220,450
                                               --------------
             CAPITAL MARKETS -- 0.6%
      35,874 Ares Management Corp., Class A         1,424,198
      47,525 Eaton Vance Corp.                      1,834,465
      48,697 Federated Hermes, Inc.                 1,154,119
     155,679 Franklin Resources, Inc.               3,264,588
                                               --------------
                                                    7,677,370
                                               --------------
             CHEMICALS -- 1.5%
      23,478 Cabot Corp.                              869,860
      98,426 CF Industries Holdings, Inc.           2,769,708
      55,285 Eastman Chemical Co.                   3,850,047
     170,727 LyondellBasell Industries N.V.,
                Class A                            11,220,178
                                               --------------
                                                   18,709,793
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONSUMER FINANCE -- 0.1%
     158,448 Navient Corp.                     $    1,113,889
                                               --------------
             CONTAINERS & PACKAGING -- 0.0%
      14,579 Greif, Inc., Class A                     501,663
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.1%
     124,951 H&R Block, Inc.                        1,784,300
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 18.8%
   4,211,221 AT&T, Inc.                           127,305,211
   2,041,607 Verizon Communications, Inc.         112,553,794
                                               --------------
                                                  239,859,005
                                               --------------
             ELECTRIC UTILITIES -- 8.1%
      23,931 ALLETE, Inc.                           1,306,872
     355,927 Duke Energy Corp.                     28,435,008
     176,533 Edison International                   9,587,507
     433,139 Exelon Corp.                          15,718,614
     110,428 OGE Energy Corp.                       3,352,594
      52,460 Pinnacle West Capital Corp.            3,844,794
     532,924 PPL Corp.                             13,770,756
     528,280 Southern (The) Co.                    27,391,318
                                               --------------
                                                  103,407,463
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 0.6%
     283,092 Corning, Inc.                          7,332,083
                                               --------------
             FOOD & STAPLES RETAILING -- 1.2%
     360,937 Walgreens Boots Alliance, Inc.        15,300,119
                                               --------------
             FOOD PRODUCTS -- 0.3%
      81,605 Bunge Ltd.                             3,356,414
                                               --------------
             GAS UTILITIES -- 0.5%
      40,700 National Fuel Gas Co.                  1,706,551
      46,317 South Jersey Industries, Inc.          1,157,462
      91,929 UGI Corp.                              2,923,342
                                               --------------
                                                    5,787,355
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.1%
      55,427 Patterson Cos., Inc.                   1,219,394
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 0.1%
      60,274 Wyndham Destinations, Inc.             1,698,521
                                               --------------
             HOUSEHOLD DURABLES -- 0.6%
      21,826 M.D.C. Holdings, Inc.                    779,188
     256,356 Newell Brands, Inc.                    4,070,933
      26,248 Whirlpool Corp.                        3,399,904
                                               --------------
                                                    8,250,025
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.4%
     336,588 AES (The) Corp.                        4,877,160
                                               --------------
             INSURANCE -- 5.4%
     368,924 American International Group,
                Inc.                               11,503,050
      65,119 Cincinnati Financial Corp.             4,169,570
     124,441 Fidelity National Financial, Inc.      3,815,361


                        See Notes to Financial Statements                Page 27

FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INSURANCE (CONTINUED)
      83,781 Lincoln National Corp.            $    3,082,303
      19,095 Mercury General Corp.                    778,121
     424,164 MetLife, Inc.                         15,490,469
     163,095 Old Republic International Corp.       2,660,080
     151,965 Principal Financial Group, Inc.        6,312,626
     303,540 Prudential Financial, Inc.            18,485,586
     150,752 Unum Group                             2,500,976
                                               --------------
                                                   68,798,142
                                               --------------
             IT SERVICES -- 5.0%
     497,936 International Business Machines
                Corp.                              60,135,731
     185,383 Western Union (The) Co.                4,007,980
                                               --------------
                                                   64,143,711
                                               --------------
             MEDIA -- 1.3%
     246,890 Interpublic Group of (The) Cos.,
                Inc.                                4,236,633
     113,463 Omnicom Group, Inc.                    6,195,080
       4,294 ViacomCBS, Inc., Class A                 109,926
     251,801 ViacomCBS, Inc., Class B               5,871,999
                                               --------------
                                                   16,413,638
                                               --------------
             METALS & MINING -- 0.1%
      21,324 Compass Minerals International,
                Inc.                                1,039,545
                                               --------------
             MULTI-UTILITIES -- 4.6%
      32,621 Avista Corp.                           1,187,078
     153,989 Consolidated Edison, Inc.             11,076,429
     414,380 Dominion Energy, Inc.                 33,639,368
      23,234 NorthWestern Corp.                     1,266,718
     221,197 Public Service Enterprise Group,
                Inc.                               10,874,045
                                               --------------
                                                   58,043,638
                                               --------------
             PERSONAL PRODUCTS -- 0.1%
      25,216 Nu Skin Enterprises, Inc.,
                Class A                               964,008
                                               --------------
             PHARMACEUTICALS -- 7.0%
   2,727,954 Pfizer, Inc.                          89,204,096
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.7%
     190,674 Broadcom, Inc.                        60,178,621
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.9%
     720,345 HP, Inc.                              12,555,614
     110,438 NetApp, Inc.                           4,900,134
     126,549 Seagate Technology PLC                 6,126,237
                                               --------------
                                                   23,581,985
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.2%
     200,954 Hanesbrands, Inc.                      2,268,771
                                               --------------
             TOBACCO -- 11.6%
   1,748,410 Altria Group, Inc.                    68,625,093
   1,128,836 Philip Morris International, Inc.     79,086,250
                                               --------------
                                                  147,711,343
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.1%
      21,301 MSC Industrial Direct Co., Inc.,
                Class A                        $    1,550,926
                                               --------------

             TOTAL INVESTMENTS -- 99.6%         1,267,763,535
             (Cost $1,311,296,391) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.4%                 4,820,777
                                               --------------
             NET ASSETS -- 100.0%              $1,272,584,312
                                               ==============

(a) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $40,747,239 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $84,280,095. The net unrealized depreciation was $43,532,856.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $1,267,763,535   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


Page 28                 See Notes to Financial Statements

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 0.2%
      88,532 Parsons Corp. (a)                 $    3,208,400
                                               --------------
             AUTOMOBILES -- 3.2%
      38,067 Tesla, Inc. (a)                       41,105,127
                                               --------------
             BEVERAGES -- 1.4%
     659,997 Keurig Dr Pepper, Inc.                18,743,915
                                               --------------
             BIOTECHNOLOGY -- 4.0%
      92,672 Alector, Inc. (a)                      2,264,904
      66,972 Biogen, Inc. (a)                      17,918,359
      51,475 Biohaven Pharmaceutical Holding
                Co., Ltd. (a)                       3,763,337
     257,398 Gilead Sciences, Inc.                 19,804,202
      30,640 Karuna Therapeutics, Inc. (a)          3,415,134
      38,743 Principia Biopharma, Inc. (a)          2,316,444
      64,037 Viela Bio, Inc. (a) (b)                2,774,083
                                               --------------
                                                   52,256,463
                                               --------------
             BUILDING PRODUCTS -- 0.9%
     538,288 Carrier Global Corp.                  11,960,759
                                               --------------
             CAPITAL MARKETS -- 1.7%
     127,324 Assetmark Financial Holdings,
                Inc. (a)                            3,474,672
     311,227 Tradeweb Markets, Inc., Class A       18,094,738
                                               --------------
                                                   21,569,410
                                               --------------
             CHEMICALS -- 2.7%
     636,979 Corteva, Inc.                         17,064,668
     435,424 Dow, Inc.                             17,747,882
                                               --------------
                                                   34,812,550
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.3%
     445,833 ADT, Inc.                              3,557,747
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.2%
      56,531 Arcosa, Inc.                           2,385,608
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.5%
     316,982 Equitable Holdings, Inc.               6,114,583
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.2%
      20,983 Bandwidth, Inc., Class A (a)           2,664,841
                                               --------------
             ELECTRIC UTILITIES -- 0.6%
     132,887 Evergy, Inc.                           7,878,870
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.3%
     164,486 Keysight Technologies, Inc. (a)       16,576,899
                                               --------------
             ENTERTAINMENT -- 3.7%
     163,376 Spotify Technology S.A. (a)           42,182,049
     224,255 Warner Music Group Corp.,
                Class A (a) (b)                     6,615,523
                                               --------------
                                                   48,797,572
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 0.7%
     117,423 Americold Realty Trust            $    4,262,455
      74,803 Safehold, Inc.                         4,300,424
                                               --------------
                                                    8,562,879
                                               --------------
             FOOD & STAPLES RETAILING -- 2.3%
     170,653 BJ's Wholesale Club Holdings,
                Inc. (a)                            6,360,237
     691,399 Kroger (The) Co.                      23,403,856
                                               --------------
                                                   29,764,093
                                               --------------
             FOOD PRODUCTS -- 2.1%
      27,366 Beyond Meat, Inc. (a) (b)              3,666,497
     390,909 General Mills, Inc.                   24,099,540
                                               --------------
                                                   27,766,037
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 2.5%
     458,430 Alcon, Inc. (a)                       26,277,208
      56,496 Inari Medical, Inc. (a)                2,736,666
      31,706 iRhythm Technologies, Inc. (a)         3,674,408
                                               --------------
                                                   32,688,282
                                               --------------
             HEALTH CARE PROVIDERS &
                SERVICES -- 0.5%
     164,901 1Life Healthcare, Inc. (a) (b)         5,989,204
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.1%
      31,280 Inspire Medical Systems, Inc. (a)      2,721,985
     114,698 Livongo Health, Inc. (a) (b)           8,624,143
      37,110 Schrodinger, Inc. (a) (b)              3,398,163
                                               --------------
                                                   14,744,291
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 0.5%
     192,314 DraftKings, Inc., Class A (a) (b)      6,396,364
                                               --------------
             HOUSEHOLD DURABLES -- 0.4%
      48,848 TopBuild Corp. (a)                     5,557,437
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.4%
     153,681 Reynolds Consumer Products, Inc.       5,338,878
                                               --------------
             INSURANCE -- 1.0%
      42,583 Goosehead Insurance, Inc.,
                Class A (a)                         3,200,538
      33,271 Kinsale Capital Group, Inc.            5,163,992
      28,441 Palomar Holdings, Inc. (a)             2,439,100
      97,378 Selectquote, Inc. (a)                  2,466,585
                                               --------------
                                                   13,270,215
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 3.5%
   1,694,885 Snap, Inc., Class A (a)               39,812,849
     114,114 ZoomInfo Technologies, Inc.,
                Class A (a)                         5,823,237
                                               --------------
                                                   45,636,086
                                               --------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INTERNET & DIRECT MARKETING
                RETAIL -- 1.9%
     376,691 Chewy, Inc., Class A (a) (b)      $   16,834,321
      76,537 Etsy, Inc. (a)                         8,130,525
                                               --------------
                                                   24,964,846
                                               --------------
             IT SERVICES -- 14.5%
     197,762 Black Knight, Inc. (a)                14,349,611
      60,402 Fastly, Inc., Class A (a)              5,142,022
     362,229 Fidelity National Information
                Services, Inc.                     48,571,287
      94,974 Okta, Inc. (a)                        19,016,644
     481,878 PayPal Holdings, Inc. (a)             83,957,604
     212,485 Switch, Inc., Class A                  3,786,483
      61,584 Twilio, Inc., Class A (a)             13,512,761
                                               --------------
                                                  188,336,412
                                               --------------
             LEISURE PRODUCTS -- 0.4%
      65,322 Acushnet Holdings Corp.                2,272,553
      76,469 YETI Holdings, Inc. (a)                3,267,520
                                               --------------
                                                    5,540,073
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 6.6%
      55,795 Adaptive Biotechnologies
                Corp. (a)                           2,699,362
     421,343 Avantor, Inc. (a)                      7,162,831
      47,701 Medpace Holdings, Inc. (a)             4,437,147
     306,556 PPD, Inc. (a)                          8,215,701
     173,666 Thermo Fisher Scientific, Inc.        62,926,138
                                               --------------
                                                   85,441,179
                                               --------------
             MACHINERY -- 1.1%
     253,909 Otis Worldwide Corp.                  14,437,266
                                               --------------
             MEDIA -- 1.3%
     311,121 Altice USA, Inc., Class A (a)          7,012,667
       4,586 Cable One, Inc.                        8,139,462
      31,622 Cardlytics, Inc. (a)                   2,212,908
                                               --------------
                                                   17,365,037
                                               --------------
             MULTI-UTILITIES -- 1.5%
     171,196 Sempra Energy                         20,069,307
                                               --------------
             PHARMACEUTICALS -- 8.4%
     280,378 Eli Lilly and Co.                     46,032,460
      38,585 MyoKardia, Inc. (a)                    3,728,083
   1,386,314 Takeda Pharmaceutical Co.,
                Ltd., ADR                          24,856,610
     250,607 Zoetis, Inc.                          34,343,183
                                               --------------
                                                  108,960,336
                                               --------------
             PROFESSIONAL SERVICES -- 0.7%
     111,277 TransUnion                             9,685,550
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.5%
     144,347 Redfin Corp. (a)                       6,049,583
                                               --------------
             ROAD & RAIL -- 4.1%
     259,750 Schneider National, Inc., Class B      6,408,032
   1,524,924 Uber Technologies, Inc. (a)           47,394,638
                                               --------------
                                                   53,802,670
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.1%
     780,115 Marvell Technology Group Ltd.     $   27,350,832
                                               --------------
             SOFTWARE -- 19.0%
      40,159 Appfolio, Inc., Class A (a)            6,534,271
      61,339 Appian Corp. (a) (b)                   3,143,624
      68,967 Avalara, Inc. (a)                      9,178,818
      81,839 Bill.com Holdings, Inc. (a)            7,382,696
      99,176 Blackline, Inc. (a)                    8,222,682
     127,536 Ceridian HCM Holding, Inc. (a)        10,109,779
     346,369 Cloudera, Inc. (a)                     4,405,814
     267,046 Cloudflare, Inc., Class A (a)          9,600,304
      49,156 Coupa Software, Inc. (a)              13,618,178
     189,952 Crowdstrike Holdings, Inc.,
                Class A (a)                        19,050,286
     131,642 Datadog, Inc., Class A (a)            11,446,272
     199,040 DocuSign, Inc. (a)                    34,276,678
     329,322 Dynatrace, Inc. (a)                   13,370,473
     518,011 NortonLifeLock, Inc.                  10,272,158
      93,890 Ping Identity Holding Corp. (a)        3,012,930
      56,689 RingCentral, Inc., Class A (a)        16,156,932
     330,490 Slack Technologies, Inc.,
                Class A (a) (b)                    10,274,934
     228,516 SolarWinds Corp. (a) (b)               4,037,878
     202,372 SVMK, Inc. (a)                         4,763,837
      35,105 Trade Desk (The), Inc.,
                Class A (a)                        14,270,182
     107,506 Zoom Video Communications,
                Inc., Class A (a)                  27,257,071
      57,391 Zscaler, Inc. (a)                      6,284,315
                                               --------------
                                                  246,670,112
                                               --------------
             SPECIALTY RETAIL -- 1.9%
      81,466 Camping World Holdings, Inc.,
                Class A                             2,212,617
     124,850 Carvana Co. (a)                       15,006,970
     120,216 Floor & Decor Holdings, Inc.,
                Class A (a)                         6,930,452
                                               --------------
                                                   24,150,039
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%       1,300,169,752
             (Cost $1,004,185,899)             --------------

             MONEY MARKET FUNDS -- 3.2%
  41,066,033 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.13% (c) (d)                      41,066,033
             (Cost $41,066,033)                --------------

             TOTAL INVESTMENTS -- 103.1%        1,341,235,785
             (Cost $1,045,251,932) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.1)%             (40,378,730)
                                               --------------
             NET ASSETS -- 100.0%              $1,300,857,055
                                               ==============


Page 30                 See Notes to Financial Statements

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

JUNE 30, 2020 (UNAUDITED)

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $41,179,586 and the total value of the collateral held by the Fund is $41,066,033.

(c)   Rate shown reflects yield as of June 30, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $306,562,171 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $10,578,318. The net unrealized appreciation was $295,983,853.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $1,300,169,752   $           --   $           --
Money Market
   Funds               41,066,033               --               --
                   ------------------------------------------------
Total Investments  $1,341,235,785   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   41,179,586
Non-cash Collateral(2)                            (41,066,033)
                                               --------------
Net Amount                                     $      113,553
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) The collateral requirements are determined at the beginning of each business day based on the market value of the loaned securities from the end of the prior day. On June 30, 2020, the last business day of the period, there was sufficient collateral based on the end of day market value from the prior business day; however, as a result of market movement from June 29 to June 30, 2020, the value of the related securities loaned was above the collateral value received. See Note 2D -- Securities Lending in the Notes to Financial Statements.


                        See Notes to Financial Statements                Page 31

FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             BIOTECHNOLOGY -- 79.1%
   1,331,838 ACADIA Pharmaceuticals,
                Inc. (a)                       $   64,554,188
   1,435,057 Agios Pharmaceuticals, Inc. (a)       76,746,848
     629,319 Alexion Pharmaceuticals, Inc. (a)     70,634,765
   3,981,295 Alkermes PLC (a)                      77,257,029
     470,278 Alnylam Pharmaceuticals, Inc. (a)     69,652,875
     277,006 Amgen, Inc.                           65,334,635
     190,113 Biogen, Inc. (a)                      50,864,733
     730,957 BioMarin Pharmaceutical, Inc. (a)     90,156,236
   1,169,110 Bluebird Bio, Inc. (a)                71,362,474
     872,619 Exact Sciences Corp. (a)              75,865,496
   3,350,398 Exelixis, Inc. (a)                    79,538,449
   1,640,968 FibroGen, Inc. (a)                    66,508,433
     775,720 Gilead Sciences, Inc.                 59,683,897
   3,113,414 Grifols S.A., ADR                     56,788,671
     651,437 Incyte Corp. (a)                      67,729,905
     801,526 Intercept Pharmaceuticals,
                Inc. (a)                           38,401,111
   1,182,802 Ionis Pharmaceuticals, Inc. (a)       69,738,006
     658,282 Neurocrine Biosciences, Inc. (a) 80,310,404 114,279 Regeneron Pharmaceuticals,
                Inc. (a)                           71,270,098
     549,271 Sarepta Therapeutics, Inc. (a)        88,070,112
     476,069 Seattle Genetics, Inc. (a)            80,893,644
   1,112,235 Ultragenyx Pharmaceutical,
                Inc. (a)                           86,999,022
     622,472 United Therapeutics Corp. (a)         75,319,112
     240,667 Vertex Pharmaceuticals, Inc. (a)      69,868,037
                                               --------------
                                                1,703,548,180
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 17.3%
     304,389 Bio-Techne Corp.                      80,380,003
     449,213 Charles River Laboratories
                International, Inc. (a)            78,320,286
     205,911 Illumina, Inc. (a)                    76,259,139
     495,028 IQVIA Holdings, Inc. (a)              70,234,573
   1,605,684 QIAGEN N.V. (a)                       68,739,332
                                               --------------
                                                  373,933,333
                                               --------------
             PHARMACEUTICALS -- 3.6%
   3,351,978 Nektar Therapeutics (a)               77,631,811
                                               --------------
             TOTAL INVESTMENTS -- 100.0%        2,155,113,324
             (Cost $2,079,820,194) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                (182,444)
                                               --------------
             NET ASSETS -- 100.0%              $2,154,930,880
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $321,482,208 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $246,189,078. The net unrealized appreciation was $75,293,130.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $2,155,113,324   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


Page 32                 See Notes to Financial Statements

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             CAPITAL MARKETS -- 3.2%
   3,176,110 E*TRADE Financial Corp.           $  157,947,950
   3,842,458 TD Ameritrade Holding Corp.          139,788,622
                                               --------------
                                                  297,736,572
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 10.1%
     723,596 Arista Networks, Inc. (a)            151,976,868
   2,562,534 Ciena Corp. (a)                      138,786,841
   9,568,118 Cisco Systems, Inc.                  446,257,024
   7,109,853 CommScope Holding Co., Inc. (a)       59,225,076
   5,574,662 Juniper Networks, Inc.               127,436,773
                                               --------------
                                                  923,682,582
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.8%
   7,752,169 Vonage Holdings Corp. (a)             77,986,820
                                               --------------
             ENTERTAINMENT -- 5.1%
   1,019,979 Netflix, Inc. (a)                    464,131,244
                                               --------------
             HEALTH CARE TECHNOLOGY -- 4.9%
     975,525 Teladoc Health, Inc. (a)             186,169,191
   1,109,300 Veeva Systems, Inc., Class A (a)     260,042,106
                                               --------------
                                                  446,211,297
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 20.5%
     267,810 Alphabet, Inc., Class A (a)          379,767,971
     261,038 Alphabet, Inc., Class C (a)          369,005,927
   2,746,656 Facebook, Inc., Class A (a)          623,683,178
   3,691,124 Pinterest, Inc., Class A (a)          81,832,219
   9,204,462 Snap, Inc., Class A (a)              216,212,813
   6,823,246 Twitter, Inc. (a)                    203,264,498
                                               --------------
                                                1,873,766,606
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 18.5%
     325,776 Amazon.com, Inc. (a)                 898,757,344
   5,252,284 eBay, Inc.                           275,482,296
   1,859,345 Etsy, Inc. (a)                       197,518,219
   1,879,089 Expedia Group, Inc.                  154,461,116
   1,717,591 Groupon, Inc. (a)                     31,122,749
   1,963,625 Grubhub, Inc. (a)                    138,042,838
                                               --------------
                                                1,695,384,562
                                               --------------
             IT SERVICES -- 14.0%
   1,852,166 Akamai Technologies, Inc. (a)        198,348,457
   2,167,850 GoDaddy, Inc., Class A (a)           158,968,441
   1,173,750 Okta, Inc. (a)                       235,019,963
   2,748,767 PayPal Holdings, Inc. (a)            478,917,674
   1,012,404 VeriSign, Inc. (a)                   209,395,519
                                               --------------
                                                1,280,650,054
                                               --------------
             SOFTWARE -- 22.8%
   2,233,756 2U, Inc. (a)                          84,793,378
   4,564,271 8x8, Inc. (a)                         73,028,336
   4,570,112 Box, Inc., Class A (a)                94,875,525
   1,343,729 Citrix Systems, Inc.                 198,750,956
   7,653,684 Cloudera, Inc. (a)                    97,354,861


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE (CONTINUED)
   1,380,565 DocuSign, Inc. (a)                $  237,747,099
   5,040,500 Dropbox, Inc., Class A (a)           109,731,685
     674,988 HubSpot, Inc. (a)                    151,433,558
   1,207,042 LogMeIn, Inc.                        102,320,950
   2,271,510 salesforce.com, Inc. (a)             425,521,968
   2,272,313 Smartsheet, Inc., Class A (a)        115,706,178
   1,360,118 Workday, Inc., Class A (a)           254,831,708
     560,650 Zoom Video Communications,
                Inc., Class A (a)                 142,147,201
                                               --------------
                                                2,088,243,403
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%       9,147,793,140
             (Cost $6,983,160,095)             --------------

             MONEY MARKET FUNDS -- 0.2%
  14,861,132 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.06% (b)                  14,861,132
             (Cost $14,861,132)                --------------

             TOTAL INVESTMENTS -- 100.1%        9,162,654,272
             (Cost $6,998,021,227) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.1)%              (5,977,270)
                                               --------------
             NET ASSETS -- 100.0%              $9,156,677,002
                                               ==============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of June 30, 2020.

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,394,002,998 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $229,369,953. The net unrealized appreciation was $2,164,633,045.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $9,147,793,140   $           --   $           --
Money Market
   Funds               14,861,132               --               --
                   ------------------------------------------------
Total Investments  $9,162,654,272   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 33

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 3.3%
     243,218 Lockheed Martin Corp.             $   88,755,112
     274,113 Northrop Grumman Corp.                84,273,301
                                               --------------
                                                  173,028,413
                                               --------------
             AIR FREIGHT & LOGISTICS -- 2.0%
   1,361,185 Expeditors International of
                Washington, Inc.                  103,504,507
                                               --------------
             BEVERAGES -- 5.7%
   2,032,121 Coca-Cola (The) Co.                   90,795,166
   1,570,348 Monster Beverage Corp. (a)           108,856,523
     709,941 PepsiCo, Inc.                         93,896,797
                                               --------------
                                                  293,548,486
                                               --------------
             BIOTECHNOLOGY -- 11.7%
     943,677 Alexion Pharmaceuticals, Inc. (a)    105,918,307
     415,589 Amgen, Inc.                           98,020,822
   1,162,661 Gilead Sciences, Inc.                 89,455,137
     976,624 Incyte Corp. (a)                     101,539,597
     171,702 Regeneron Pharmaceuticals,
                Inc. (a)                          107,081,952
     361,074 Vertex Pharmaceuticals, Inc. (a)     104,823,393
                                               --------------
                                                  606,839,208
                                               --------------
             BUILDING PRODUCTS -- 1.9%
   1,086,134 Trane Technologies PLC                96,644,203
                                               --------------
             CHEMICALS -- 2.2%
   1,046,527 PPG Industries, Inc.                 110,994,654
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 4.2%
   2,298,756 Cisco Systems, Inc.                  107,213,980
     786,828 F5 Networks, Inc. (a)                109,746,769
                                               --------------
                                                  216,960,749
                                               --------------
             ENTERTAINMENT -- 6.3%
     848,041 Electronic Arts, Inc. (a)            111,983,814
     230,883 Netflix, Inc. (a)                    105,061,000
     784,729 Take-Two Interactive Software,
                Inc. (a)                          109,524,627
                                               --------------
                                                  326,569,441
                                               --------------
             FOOD & STAPLES RETAILING
                -- 3.5%
     307,162 Costco Wholesale Corp.                93,134,590
     739,214 Walmart, Inc.                         88,543,053
                                               --------------
                                                  181,677,643
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.5%
   1,282,579 Edwards Lifesciences Corp. (a)        88,639,034
     515,283 Stryker Corp.                         92,848,844
                                               --------------
                                                  181,487,878
                                               --------------
             HOUSEHOLD DURABLES -- 2.2%
   1,189,280 Garmin Ltd.                          115,954,800
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES -- 4.0%
     666,832 3M Co.                            $  104,019,124
     706,039 Honeywell International, Inc.        102,086,179
                                               --------------
                                                  206,105,303
                                               --------------
             INSURANCE -- 5.6%
     930,722 Allstate (The) Corp.                  90,270,727
     990,990 Marsh & McLennan Cos., Inc.          106,402,596
   1,183,651 Progressive (The) Corp.               94,822,282
                                               --------------
                                                  291,495,605
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 4.5%
      76,327 Alphabet, Inc., Class A (a)          108,235,502
     544,848 Facebook, Inc., Class A (a)          123,718,636
                                               --------------
                                                  231,954,138
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 6.9%
      41,074 Amazon.com, Inc. (a)                 113,315,773
      66,398 Booking Holdings, Inc. (a)           105,728,191
   2,607,171 eBay, Inc.                           136,746,119
                                               --------------
                                                  355,790,083
                                               --------------
             IT SERVICES -- 4.5%
     557,721 Accenture PLC, Class A               119,753,853
     575,982 Visa, Inc., Class A                  111,262,443
                                               --------------
                                                  231,016,296
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 4.1%
   1,227,669 Agilent Technologies, Inc.           108,489,109
     228,551 Bio-Rad Laboratories, Inc.,
                Class A (a)                       103,188,491
                                               --------------
                                                  211,677,600
                                               --------------
             MACHINERY -- 2.1%
   1,443,479 PACCAR, Inc.                         108,044,403
                                               --------------
             METALS & MINING -- 2.0%
   1,648,689 Newmont Corp.                        101,790,059
                                               --------------
             MULTILINE RETAIL -- 2.0%
     860,972 Target Corp.                         103,256,372
                                               --------------
             PERSONAL PRODUCTS -- 2.0%
     560,378 Estee Lauder (The) Cos., Inc.,
                Class A                           105,732,121
                                               --------------
             PHARMACEUTICALS -- 9.1%
     620,833 Eli Lilly and Co.                    101,928,362
     642,392 Johnson & Johnson                     90,339,587
   1,170,041 Merck & Co., Inc.                     90,479,271
   2,645,661 Pfizer, Inc.                          86,513,115
     747,035 Zoetis, Inc.                         102,373,676
                                               --------------
                                                  471,634,011
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.2%
   1,839,449 Maxim Integrated Products, Inc.      111,489,004
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 2.4%
     345,300 Apple, Inc.                          125,965,440
                                               --------------


Page 34                 See Notes to Financial Statements

FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TEXTILES, APPAREL & LUXURY GOODS
                -- 2.1%
   1,086,233 NIKE, Inc., Class B               $  106,505,146
                                               --------------

             TOTAL INVESTMENTS -- 100.0%        5,169,665,563
             (Cost $4,776,995,749) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                 (35,714)
                                               --------------
             NET ASSETS -- 100.0%              $5,169,629,849
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $465,092,340 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $72,422,526. The net unrealized appreciation was $392,669,814.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $5,169,665,563   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 35

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 1.5%
     299,603 General Dynamics Corp.            $   44,778,664
     122,564 Lockheed Martin Corp.                 44,726,055
     708,466 Raytheon Technologies Corp.           43,655,675
                                               --------------
                                                  133,160,394
                                               --------------
             AIR FREIGHT & LOGISTICS -- 1.7%
     598,120 C.H. Robinson Worldwide, Inc.         47,287,367
     335,407 FedEx Corp.                           47,030,770
     431,046 United Parcel Service, Inc.,
                Class B                            47,923,694
                                               --------------
                                                  142,241,831
                                               --------------
             AUTOMOBILES -- 1.0%
   1,709,788 Honda Motor Co., Ltd., ADR            43,702,181
     359,632 Toyota Motor Corp., ADR               45,180,568
                                               --------------
                                                   88,882,749
                                               --------------
             BANKS -- 5.7%
   1,871,594 Bank of America Corp.                 44,450,357
     730,595 Bank of Hawaii Corp.                  44,865,839
     829,659 Bank of Montreal                      44,013,410
   1,099,467 Bank of Nova Scotia (The)             45,342,019
     665,980 Canadian Imperial Bank of
                Commerce                           44,600,681
     476,263 JPMorgan Chase & Co.                  44,797,298
     424,651 M&T Bank Corp.                        44,150,964
     424,456 PNC Financial Services Group
                (The), Inc.                        44,657,016
     677,237 Royal Bank of Canada                  45,916,669
   1,015,169 Toronto-Dominion (The) Bank           45,286,689
   1,205,621 U.S. Bancorp                          44,390,965
                                               --------------
                                                  492,471,907
                                               --------------
             BEVERAGES -- 2.1%
     905,638 Anheuser-Busch InBev S.A./N.V.,
                ADR                                44,647,953
   1,007,408 Coca-Cola (The) Co.                   45,010,990
     327,383 Diageo PLC, ADR                       43,997,001
     351,610 PepsiCo, Inc.                         46,503,939
                                               --------------
                                                  180,159,883
                                               --------------
             BIOTECHNOLOGY -- 1.6%
     473,727 AbbVie, Inc.                          46,510,517
     196,759 Amgen, Inc.                           46,407,577
     608,952 Gilead Sciences, Inc.                 46,852,767
                                               --------------
                                                  139,770,861
                                               --------------
             CAPITAL MARKETS -- 3.1%
   1,195,919 Bank of New York Mellon (The)
                Corp.                              46,222,269
      83,298 BlackRock, Inc.                       45,321,609
     263,166 CME Group, Inc.                       42,775,002
   2,124,427 Franklin Resources, Inc.              44,549,234
     226,522 Goldman Sachs Group (The), Inc.       44,765,278
     367,428 T. Rowe Price Group, Inc.             45,377,358
                                               --------------
                                                  269,010,750
                                               --------------
             CHEMICALS -- 2.7%
     194,856 Air Products and Chemicals, Inc.      47,049,930
   1,103,952 Dow, Inc.                             44,997,083


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CHEMICALS (CONTINUED)
     869,744 DuPont de Nemours, Inc.           $   46,209,499
     368,423 International Flavors &
                Fragrances, Inc.                   45,117,081
     444,472 PPG Industries, Inc.                  47,140,700
                                               --------------
                                                  230,514,293
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.1%
     567,261 Republic Services, Inc.               46,543,765
     444,342 Waste Management, Inc.                47,060,261
                                               --------------
                                                   93,604,026
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.6%
   1,020,341 Cisco Systems, Inc.                   47,588,704
                                               --------------
             CONSUMER FINANCE -- 0.5%
     853,002 Discover Financial Services           42,726,870
                                               --------------
             CONTAINERS & PACKAGING -- 1.1%
     405,023 Avery Dennison Corp.                  46,209,074
     898,753 Sonoco Products Co.                   46,995,794
                                               --------------
                                                   93,204,868
                                               --------------
             DISTRIBUTORS -- 0.5%
     525,119 Genuine Parts Co.                     45,664,348
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 2.1%
   1,530,346 AT&T, Inc.                            46,262,360
   1,086,764 BCE, Inc.                             45,394,132
   2,657,368 TELUS Corp.                           44,564,061
     827,858 Verizon Communications, Inc.          45,639,812
                                               --------------
                                                  181,860,365
                                               --------------
             ELECTRIC UTILITIES -- 11.6%
     842,240 ALLETE, Inc.                          45,994,726
     950,375 Alliant Energy Corp.                  45,465,940
     571,557 American Electric Power Co., Inc.     45,518,799
   1,110,864 Avangrid, Inc.                        46,634,071
     558,335 Duke Energy Corp.                     44,605,383
     694,174 El Paso Electric Co.                  46,509,658
     475,188 Entergy Corp.                         44,577,386
     769,009 Evergy, Inc.                          45,594,544
     547,388 Eversource Energy                     45,580,999
   1,160,675 FirstEnergy Corp.                     45,010,977
   1,210,692 Fortis, Inc.                          46,103,151
   1,273,601 Hawaiian Electric Industries,
                Inc.                               45,926,052
     530,805 IDACORP, Inc.                         46,376,433
     724,172 MGE Energy, Inc.                      46,716,336
     186,522 NextEra Energy, Inc.                  44,796,989
   1,494,128 OGE Energy Corp.                      45,361,726
   1,179,238 Otter Tail Corp.                      45,742,642
     628,805 Pinnacle West Capital Corp.           46,085,118
   1,070,851 Portland General Electric Co.         44,772,280
   1,748,725 PPL Corp.                             45,187,054
     842,855 Southern (The) Co.                    43,702,032
     707,275 Xcel Energy, Inc.                     44,204,688
                                               --------------
                                                1,000,466,984
                                               --------------


Page 36                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRICAL EQUIPMENT -- 2.2%
   2,106,940 ABB Ltd., ADR                     $   47,532,567
     749,976 Emerson Electric Co.                  46,521,011
     366,262 Hubbell, Inc.                         45,914,604
     218,843 Rockwell Automation, Inc.             46,613,559
                                               --------------
                                                  186,581,741
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.1%
   1,653,350 Avnet, Inc.                           46,103,665
     569,232 TE Connectivity Ltd.                  46,420,869
                                               --------------
                                                   92,524,534
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 3.7%
     294,942 AvalonBay Communities, Inc.           45,609,831
     497,452 Camden Property Trust                 45,377,571
     543,893 Federal Realty Investment Trust       46,345,123
     403,527 Mid-America Apartment
                Communities, Inc.                  46,272,441
     497,827 Prologis, Inc.                        46,462,194
     242,176 Public Storage                        46,471,153
     670,525 WP Carey, Inc.                        45,361,016
                                               --------------
                                                  321,899,329
                                               --------------
             FOOD & STAPLES RETAILING -- 1.1%
     837,798 Sysco Corp.                           45,794,039
   1,065,647 Walgreens Boots Alliance, Inc.        45,172,776
                                               --------------
                                                   90,966,815
                                               --------------
             FOOD PRODUCTS -- 4.2%
   1,151,963 Archer-Daniels-Midland Co.            45,963,324
     925,086 Campbell Soup Co.                     45,912,018
     749,001 General Mills, Inc.                   46,175,912
     352,929 Hershey (The) Co.                     45,746,657
     952,236 Hormel Foods Corp.                    45,964,432
     422,940 J.M. Smucker (The) Co.                44,751,281
     690,834 Kellogg Co.                           45,636,494
     880,199 Mondelez International, Inc.,
                Class A                            45,004,575
                                               --------------
                                                  365,154,693
                                               --------------
             GAS UTILITIES -- 4.3%
     460,235 Atmos Energy Corp.                    45,830,201
     524,465 Chesapeake Utilities Corp.            44,055,060
   1,457,266 New Jersey Resources Corp.            47,579,735
     825,642 Northwest Natural Holding Co.         46,062,567
     608,376 ONE Gas, Inc.                         46,875,371
   1,867,811 South Jersey Industries, Inc.         46,676,597
     697,314 Spire, Inc.                           45,820,503
   1,440,405 UGI Corp.                             45,804,879
                                               --------------
                                                  368,704,913
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 0.5%
     493,715 Medtronic PLC                         45,273,666
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 1.1%
     716,628 CVS Health Corp.                  $   46,559,321
     419,240 Quest Diagnostics, Inc.               47,776,591
                                               --------------
                                                   94,335,912
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.1%
     245,804 McDonald's Corp.                      45,343,464
     611,123 Starbucks Corp.                       44,972,541
                                               --------------
                                                   90,316,005
                                               --------------
             HOUSEHOLD DURABLES -- 0.5%
     472,476 Garmin Ltd.                           46,066,410
                                               --------------
             HOUSEHOLD PRODUCTS -- 2.2%
     212,450 Clorox (The) Co.                      46,605,156
     630,349 Colgate-Palmolive Co.                 46,179,368
     324,360 Kimberly-Clark Corp.                  45,848,286
     391,326 Procter & Gamble (The) Co.            46,790,850
                                               --------------
                                                  185,423,660
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 1.1%
     294,077 3M Co.                                45,873,071
     317,915 Honeywell International, Inc.         45,967,330
                                               --------------
                                                   91,840,401
                                               --------------
             INSURANCE -- 9.0%
   1,263,819 Aflac, Inc.                           45,535,399
     474,262 Allstate (The) Corp.                  45,998,672
     476,313 Arthur J. Gallagher & Co.             46,435,754
     438,091 Assurant, Inc.                        45,250,420
   1,075,602 Axis Capital Holdings Ltd.            43,626,417
     361,742 Chubb Ltd.                            45,803,772
     733,745 Cincinnati Financial Corp.            46,981,692
   1,414,767 CNA Financial Corp.                   45,484,759
     250,875 Erie Indemnity Co., Class A           48,142,913
     215,955 Everest Re Group Ltd.                 44,529,921
     921,211 First American Financial Corp.        44,236,552
     449,543 Hanover Insurance Group (The),
                Inc.                               45,552,192
   1,177,582 Hartford Financial Services Group
                (The), Inc.                        45,395,786
   1,247,728 MetLife, Inc.                         45,567,027
     552,444 Reinsurance Group of America,
                Inc.                               43,333,707
   1,250,783 Sun Life Financial, Inc.              45,966,275
     396,447 Travelers (The) Cos., Inc.            45,214,780
                                               --------------
                                                  773,056,038
                                               --------------
             IT SERVICES -- 2.7%
     754,522 Amdocs Ltd.                           45,935,299
     306,209 Automatic Data Processing, Inc.       45,591,458
   5,035,935 Infosys Ltd., ADR                     48,647,132
     380,594 International Business Machines
                Corp.                              45,964,337
     620,594 Paychex, Inc.                         47,009,996
                                               --------------
                                                  233,148,222
                                               --------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MACHINERY -- 4.3%
     366,322 Caterpillar, Inc.                 $   46,339,733
     267,912 Cummins, Inc.                         46,418,433
     298,137 Deere & Co.                           46,852,230
     484,018 Dover Corp.                           46,736,778
     268,382 Illinois Tool Works, Inc.             46,926,593
     252,396 Parker-Hannifin Corp.                 46,256,615
     341,598 Snap-on, Inc.                         47,314,739
     340,288 Stanley Black & Decker, Inc.          47,429,341
                                               --------------
                                                  374,274,462
                                               --------------
             MEDIA -- 1.6%
   1,198,726 Comcast Corp., Class A                46,726,340
     873,364 Omnicom Group, Inc.                   47,685,674
   2,726,552 Shaw Communications, Inc.,
                Class B                            44,606,391
                                               --------------
                                                  139,018,405
                                               --------------
             MULTILINE RETAIL -- 0.5%
     376,362 Target Corp.                          45,137,095
                                               --------------
             MULTI-UTILITIES -- 7.0%
     652,488 Ameren Corp.                          45,909,056
   1,297,264 Avista Corp.                          47,207,437
     826,527 Black Hills Corp.                     46,831,020
     784,046 CMS Energy Corp.                      45,803,967
     645,183 Consolidated Edison, Inc.             46,408,013
     553,503 Dominion Energy, Inc.                 44,933,373
     431,651 DTE Energy Co.                        46,402,482
   2,137,233 MDU Resources Group, Inc.             47,403,828
   1,983,586 NiSource, Inc.                        45,106,746
     843,931 NorthWestern Corp.                    46,011,118
     937,899 Public Service Enterprise Group,
                Inc.                               46,107,115
     385,755 Sempra Energy                         45,222,059
     524,525 WEC Energy Group, Inc.                45,974,616
                                               --------------
                                                  599,320,830
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 0.5%
     503,098 Chevron Corp.                         44,891,435
                                               --------------
             PERSONAL PRODUCTS -- 0.5%
     805,569 Unilever PLC, ADR                     44,209,627
                                               --------------
             PHARMACEUTICALS -- 4.2%
     800,528 Bristol-Myers Squibb Co.              47,071,046
   1,117,869 GlaxoSmithKline PLC, ADR              45,597,876
     321,357 Johnson & Johnson                     45,192,435
     600,376 Merck & Co., Inc.                     46,427,076
     508,487 Novartis AG, ADR                      44,411,255
     678,231 Novo Nordisk A/S, ADR                 44,410,566
   1,391,694 Pfizer, Inc.                          45,508,394
     877,694 Sanofi, ADR                           44,806,279
                                               --------------
                                                  363,424,927
                                               --------------
             PROFESSIONAL SERVICES -- 1.1%
     899,103 Robert Half International, Inc.       47,499,612
     671,221 Thomson Reuters Corp.                 45,622,891
                                               --------------
                                                   93,122,503
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ROAD & RAIL -- 1.6%
     524,465 Canadian National Railway Co.     $   46,451,865
     268,722 Norfolk Southern Corp.                47,179,522
     273,948 Union Pacific Corp.                   46,316,388
                                               --------------
                                                  139,947,775
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.2%
     382,405 Analog Devices, Inc.                  46,898,149
     766,823 Intel Corp.                           45,879,020
     822,832 Taiwan Semiconductor
                Manufacturing Co., Ltd., ADR       46,712,173
     367,953 Texas Instruments, Inc.               46,718,992
                                               --------------
                                                  186,208,334
                                               --------------
             SPECIALTY RETAIL -- 0.5%
     184,938 Home Depot (The), Inc.                46,328,818
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 0.5%
   2,194,226 Canon, Inc., ADR                      43,818,693
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.5%
   4,200,442 Capitol Federal Financial, Inc.       46,246,866
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 2.2%
   1,097,641 Fastenal Co.                          47,022,940
     644,908 MSC Industrial Direct Co., Inc.,
                Class A                            46,955,752
     151,982 W.W. Grainger, Inc.                   47,746,665
     262,181 Watsco, Inc.                          46,589,564
                                               --------------
                                                  188,314,921
                                               --------------
             WATER UTILITIES -- 0.5%
   1,097,641 Essential Utilities, Inc.             46,364,356
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.5%
   1,318,423 China Mobile Ltd., ADR                44,351,750
                                               --------------
             TOTAL INVESTMENTS -- 99.9%         8,611,601,969
             (Cost $8,727,310,831) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                10,473,819
                                               --------------
             NET ASSETS -- 100.0%              $8,622,075,788
                                               ==============

(a) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $436,052,125 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $551,760,987. The net unrealized depreciation was $115,708,862.

ADR   - American Depositary Receipt


Page 38                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

JUNE 30, 2020 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $8,611,601,969   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 39

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.8%
             AEROSPACE & DEFENSE -- 3.9%
       2,487 Elbit Systems Ltd.                $      340,843
       1,755 Huntington Ingalls Industries,
                Inc.                                  306,230
         909 Lockheed Martin Corp.                    331,712
       1,044 Northrop Grumman Corp.                   320,968
                                               --------------
                                                    1,299,753
                                               --------------
             BANKS -- 2.0%
      28,837 People's United Financial, Inc.          333,644
       7,801 Toronto-Dominion (The) Bank              348,003
                                               --------------
                                                      681,647
                                               --------------
             BEVERAGES -- 2.0%
       5,152 Monster Beverage Corp. (a)               357,137
       2,383 PepsiCo, Inc.                            315,175
                                               --------------
                                                      672,312
                                               --------------
             BIOTECHNOLOGY -- 3.9%
       3,765 AbbVie, Inc.                             369,648
       1,334 Amgen, Inc.                              314,637
         497 Regeneron Pharmaceuticals,
                Inc. (a)                              309,954
       1,137 Vertex Pharmaceuticals, Inc. (a)         330,082
                                               --------------
                                                    1,324,321
                                               --------------
             BUILDING PRODUCTS -- 1.8%
       6,175 AAON, Inc.                               335,241
       2,718 Allegion PLC                             277,834
                                               --------------
                                                      613,075
                                               --------------
             CAPITAL MARKETS -- 5.8%
       3,122 Cboe Global Markets, Inc.                291,220
       3,312 Intercontinental Exchange, Inc.          303,379
         602 MarketAxess Holdings, Inc.               301,554
       1,037 MSCI, Inc.                               346,171
       1,083 S&P Global, Inc.                         356,827
       5,589 State Street Corp.                       355,181
                                               --------------
                                                    1,954,332
                                               --------------
             CHEMICALS -- 1.9%
       1,301 Air Products and Chemicals, Inc.         314,139
         580 Sherwin-Williams (The) Co.               335,153
                                               --------------
                                                      649,292
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.0%
       4,039 Republic Services, Inc.                  331,400
       1,866 UniFirst Corp.                           333,921
                                               --------------
                                                      665,321
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.9%
       3,646 Jacobs Engineering Group, Inc.           309,181
                                               --------------
             CONTAINERS & PACKAGING -- 1.0%
       9,940 Silgan Holdings, Inc.                    321,957
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.9%
       1,733 Berkshire Hathaway, Inc.,
                Class B (a)                           309,358
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.0%
       2,994 CDW Corp.                         $      347,843
       3,271 Keysight Technologies, Inc. (a)          329,651
                                               --------------
                                                      677,494
                                               --------------
             ENTERTAINMENT -- 2.2%
       2,740 Electronic Arts, Inc. (a)                361,817
         816 Netflix, Inc. (a)                        371,313
                                               --------------
                                                      733,130
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 4.9%
       1,180 American Tower Corp.                     305,077
         470 Equinix, Inc.                            330,081
       5,612 Equity Residential                       330,098
      13,612 Iron Mountain, Inc.                      355,273
       3,374 Prologis, Inc.                           314,896
                                               --------------
                                                    1,635,425
                                               --------------
             FOOD & STAPLES RETAILING -- 2.1%
       1,249 Costco Wholesale Corp.                   378,709
       9,903 Kroger (The) Co.                         335,217
                                               --------------
                                                      713,926
                                               --------------
             FOOD PRODUCTS -- 2.8%
       2,637 Hershey (The) Co.                        341,808
       5,966 Mondelez International, Inc.,
                Class A                               305,042
      17,468 Pilgrim's Pride Corp. (a)                295,034
                                               --------------
                                                      941,884
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.9%
       3,956 Baxter International, Inc.               340,612
       1,328 Becton, Dickinson and Co.                317,750
       4,677 Edwards Lifesciences Corp. (a)           323,227
       1,434 West Pharmaceutical Services,
                Inc.                                  325,762
                                               --------------
                                                    1,307,351
                                               --------------
             HEALTH CARE PROVIDERS &
                SERVICES -- 5.1%
       3,726 AmerisourceBergen Corp.                  375,469
       6,431 Cardinal Health, Inc.                    335,634
       4,857 CVS Health Corp.                         315,559
       4,079 DaVita, Inc. (a)                         322,812
       2,267 McKesson Corp.                           347,803
                                               --------------
                                                    1,697,277
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.9%
       4,501 Cerner Corp.                             308,544
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 0.9%
         812 Domino's Pizza, Inc.                     299,985
                                               --------------
             HOUSEHOLD DURABLES -- 1.1%
       3,950 Garmin Ltd.                              385,125
                                               --------------
             HOUSEHOLD PRODUCTS -- 5.1%
       4,812 Church & Dwight Co., Inc.                371,968
       1,440 Clorox (The) Co.                         315,893


Page 40                 See Notes to Financial Statements

FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HOUSEHOLD PRODUCTS (CONTINUED)
       4,273 Colgate-Palmolive Co.             $      313,040
       2,047 Kimberly-Clark Corp.                     289,343
       3,639 Procter & Gamble (The) Co.               435,115
                                               --------------
                                                    1,725,359
                                               --------------
             INSURANCE -- 5.1%
       3,597 Allstate (The) Corp.                     348,873
       1,703 Aon PLC, Class A                         327,998
       2,959 Marsh & McLennan Cos., Inc.              317,708
       4,563 Progressive (The) Corp.                  365,542
       5,880 W.R. Berkley Corp.                       336,865
                                               --------------
                                                    1,696,986
                                               --------------
             IT SERVICES -- 10.3%
       1,810 Accenture PLC, Class A                   388,643
       2,976 Akamai Technologies, Inc. (a)            318,700
       2,435 Automatic Data Processing, Inc.          362,547
       2,888 Broadridge Financial Solutions,
                Inc.                                  364,437
       3,214 Fiserv, Inc. (a)                         313,751
       1,182 FleetCor Technologies, Inc. (a)          297,308
       1,897 Jack Henry & Associates, Inc.            349,105
       4,514 ManTech International Corp.,
                Class A                               309,164
       1,256 Mastercard, Inc., Class A                371,399
       4,879 Paychex, Inc.                            369,584
                                               --------------
                                                    3,444,638
                                               --------------
             MACHINERY -- 1.0%
      11,652 Federal Signal Corp.                     346,414
                                               --------------
             MEDIA -- 1.8%
         603 Charter Communications, Inc.,
                Class A (a)                           307,554
       7,387 New York Times (The) Co.,
                Class A                               310,476
                                               --------------
                                                      618,030
                                               --------------
             METALS & MINING -- 1.3%
       7,132 Newmont Corp.                            440,330
                                               --------------
             MULTILINE RETAIL -- 1.0%
       1,766 Dollar General Corp.                     336,441
                                               --------------
             MULTI-UTILITIES -- 0.9%
       3,752 Dominion Energy, Inc.                    304,587
                                               --------------
             PHARMACEUTICALS -- 4.9%
       1,946 Eli Lilly and Co.                        319,494
       8,301 GlaxoSmithKline PLC, ADR                 338,598
       2,457 Johnson & Johnson                        345,528
       3,805 Merck & Co., Inc.                        294,241
       6,165 Perrigo Co. PLC                          340,739
                                               --------------
                                                    1,638,600
                                               --------------
             PROFESSIONAL SERVICES -- 2.1%
       2,237 Equifax, Inc.                            384,496
       1,867 Verisk Analytics, Inc.                   317,763
                                               --------------
                                                      702,259
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.8%
       5,343 Intel Corp.                       $      319,672
       5,156 Maxim Integrated Products, Inc.          312,505
         820 NVIDIA Corp.                             311,526
       3,504 QUALCOMM, Inc.                           319,600
                                               --------------
                                                    1,263,303
                                               --------------
             SOFTWARE -- 6.3%
       1,003 Adobe, Inc. (a)                          436,616
       1,778 Autodesk, Inc. (a)                       425,280
       3,979 Cadence Design Systems, Inc. (a)         381,825
       2,569 Microsoft Corp.                          522,817
       6,409 Oracle Corp.                             354,225
                                               --------------
                                                    2,120,763
                                               --------------
             SPECIALTY RETAIL -- 1.2%
       3,042 Tractor Supply Co.                       400,905
                                               --------------
             TOBACCO -- 1.8%
       7,798 Altria Group, Inc.                       306,072
       4,335 Philip Morris International, Inc.        303,710
                                               --------------
                                                      609,782
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 1.2%
       9,055 Fastenal Co.                             387,916
                                               --------------
             TOTAL INVESTMENTS -- 99.8%            33,537,003
             (Cost $31,963,513) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.2%                    69,790
                                               --------------
             NET ASSETS -- 100.0%              $   33,606,793
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,974,028 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $400,538. The net unrealized appreciation was $1,573,490.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $   33,537,003   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 41

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2020 (UNAUDITED)

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $  111,203,570    $ 1,267,763,535    $1,341,235,785
Cash................................................................               37,998             85,072           874,092
Receivables:
      Investment securities sold....................................            1,954,262          3,668,860                --
      Capital shares sold...........................................                   --                 --                --
      Dividends.....................................................               73,754          3,354,068           865,543
      Securities lending income.....................................               17,810                 --            24,221
      Reclaims......................................................                   --                 --                --
Prepaid expenses....................................................                3,330             10,783             6,578
                                                                           --------------    ---------------    --------------
      Total Assets..................................................          113,290,724      1,274,882,318     1,343,006,219
                                                                           --------------    ---------------    --------------
LIABILITIES:
Due to custodian....................................................                   --                 --                --
Payables:
      Collateral for securities on loan.............................            3,519,517                 --        41,066,033
      Investment securities purchased...............................                   --                 --                --
      Capital shares redeemed.......................................            1,954,809          1,256,259                --
      Licensing fees................................................               33,543            291,124           280,679
      Audit and tax fees............................................               14,287             14,266            14,689
      Investment advisory fees......................................               13,677            317,878           422,371
      Shareholder reporting fees....................................                9,805             59,327            50,110
      Trustees' fees................................................                1,765              2,296             2,155
Other liabilities...................................................               33,345            356,856           313,127
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................            5,580,748          2,298,006        42,149,164
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  107,709,976    $ 1,272,584,312    $1,300,857,055
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  171,092,206    $ 1,727,002,588    $1,218,719,957
Par value...........................................................               27,550            501,500           155,000
Accumulated distributable earnings (loss)...........................          (63,409,780)      (454,919,776)       81,982,098
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  107,709,976    $ 1,272,584,312    $1,300,857,055
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        39.10    $         25.38    $        83.93
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................            2,755,000         50,150,002        15,500,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $  138,216,226    $ 1,311,296,391    $1,045,251,932
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $    3,399,921    $            --    $   41,179,586
                                                                           ==============    ===============    ==============


Page 42                 See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST          FIRST TRUST         FIRST TRUST
   NYSE ARCA           DOW JONES            CAPITAL           VALUE LINE(R)      VALUE LINE(R) 100
 BIOTECHNOLOGY          INTERNET            STRENGTH            DIVIDEND         EXCHANGE-TRADED
   INDEX FUND          INDEX FUND             ETF              INDEX FUND              FUND
     (FBT)               (FDN)               (FTCS)               (FVD)               (FVL)
----------------    ----------------    ----------------    -----------------    ----------------


 $2,155,113,324      $9,162,654,272      $5,169,665,563      $ 8,611,601,969      $   33,537,003
      1,749,346                  --             350,269                   --              58,520

             --           8,515,825                  --                   --                  --
     16,647,970           8,525,770          17,543,992                   --                  --
             --                 221           2,752,666           19,518,642              43,933
             --                  --                  --                   --                  --
          1,830                  --                  --            1,020,253               3,678
          7,717              29,497               9,967               32,948              15,304
 --------------      --------------      --------------      ---------------      --------------
  2,173,520,187       9,179,725,585       5,190,322,457        8,632,173,812          33,658,438
 --------------      --------------      --------------      ---------------      --------------

             --                  --                  --            1,854,817                  --

             --                  --                  --                   --                  --
     16,648,907           8,515,825          17,541,509                   --                  --
             --           8,525,770                  --                   --                  --
        716,721           1,319,327             106,810            2,644,564              10,587
         14,302              14,324              14,718               14,097              14,192
        689,026           2,906,166           2,062,759            3,700,090               8,261
         74,005             311,578             115,273              294,813               5,035
          2,484               4,610               2,748                4,601               1,727
        443,862           1,450,983             848,791            1,585,042              11,843
 --------------      --------------      --------------      ---------------      --------------
     18,589,307          23,048,583          20,692,608           10,098,024              51,645
 --------------      --------------      --------------      ---------------      --------------
 $2,154,930,880      $9,156,677,002      $5,169,629,849      $ 8,622,075,788      $   33,606,793
 ==============      ==============      ==============      ===============      ==============

 $2,407,547,821      $7,035,903,906      $4,868,724,786      $ 9,523,003,221      $   45,482,345
        128,500             537,000             884,000            2,840,880              15,900
   (252,745,441)      2,120,236,096         300,021,063         (903,768,313)        (11,891,452)
 --------------      --------------      --------------      ---------------      --------------
 $2,154,930,880      $9,156,677,002      $5,169,629,849      $ 8,622,075,788      $   33,606,793
 ==============      ==============      ==============      ===============      ==============
 $       167.70      $       170.52      $        58.48      $         30.35      $        21.14
 ==============      ==============      ==============      ===============      ==============

     12,850,002          53,700,002          88,400,002          284,087,986           1,589,982
 ==============      ==============      ==============      ===============      ==============
 $2,079,820,194      $6,998,021,227      $4,776,995,749      $ 8,727,310,832      $   31,963,513
 ==============      ==============      ==============      ===============      ==============
 $           --      $           --      $           --      $            --      $           --
 ==============      ==============      ==============      ===============      ==============


                        See Notes to Financial Statements                Page 43

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED)

                                                                            FIRST TRUST        FIRST TRUST       FIRST TRUST
                                                                          DOW JONES SELECT     MORNINGSTAR        US EQUITY
                                                                              MICROCAP      DIVIDEND LEADERS    OPPORTUNITIES
                                                                             INDEX FUND        INDEX FUND            ETF
                                                                               (FDM)              (FDL)             (FPX)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    1,243,900    $    39,460,456    $    6,517,420
Securities lending income (net of fees).............................              124,170                 --           330,914
Foreign withholding tax.............................................                   --                 --           (59,908)
                                                                           --------------    ---------------    --------------
      Total investment income.......................................            1,368,070         39,460,456         6,788,426
                                                                           --------------    ---------------    --------------
EXPENSES:
Investment advisory fees............................................              285,217          2,207,914         2,454,697
Licensing fees......................................................               58,592            666,843           615,102
Accounting and administration fees..................................               30,920            344,853           296,085
Shareholder reporting fees..........................................               12,672             66,098            57,425
Audit and tax fees..................................................               11,400             11,400            11,809
Listing fees........................................................                3,885              6,775             3,885
Trustees' fees and expenses.........................................                3,486              4,288             4,157
Transfer agent fees.................................................                2,852             30,832            27,770
Custodian fees......................................................                2,095             31,323            43,250
Legal fees..........................................................                1,702             23,757            18,351
Registration and filing fees........................................                   49            (14,078)           (9,882)
Expenses previously waived or reimbursed............................                   --                 --                --
Other expenses......................................................                2,117             17,884            11,796
                                                                           --------------    ---------------    --------------
      Total expenses................................................              414,987          3,397,889         3,534,445
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................              (72,720)           (86,011)               --
                                                                           --------------    ---------------    --------------
      Net expenses..................................................              342,267          3,311,878         3,534,445
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................            1,025,803         36,148,578         3,253,981
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................             (865,305)      (293,896,585)     (150,550,224)
      In-kind redemptions...........................................           (8,357,367)        11,752,141        71,507,230
      Foreign currency transactions.................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................           (9,222,672)      (282,144,444)      (79,042,994)
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................          (35,997,362)      (152,444,772)      108,770,268
      Foreign currency translation..................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation)................          (35,997,362)      (152,444,772)      108,770,268
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................          (45,220,034)      (434,589,216)       29,727,274
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $  (44,194,231)   $  (398,440,638)   $   32,981,255
                                                                           ==============    ===============    ==============


Page 44                 See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST          FIRST TRUST         FIRST TRUST
   NYSE ARCA           DOW JONES            CAPITAL           VALUE LINE(R)      VALUE LINE(R) 100
 BIOTECHNOLOGY          INTERNET            STRENGTH            DIVIDEND         EXCHANGE-TRADED
   INDEX FUND          INDEX FUND             ETF              INDEX FUND              FUND
     (FBT)               (FDN)               (FTCS)               (FVD)               (FVL)
----------------    ----------------    ----------------    -----------------    ----------------


 $    2,162,381      $   15,164,926      $   33,164,210      $   158,202,319      $      257,465
            496                  --                  --                   --                  --
        (22,052)                 --                  --           (3,682,143)             (4,113)
 --------------      --------------      --------------      ---------------      --------------
      2,140,825          15,164,926          33,164,210          154,520,176             253,352
 --------------      --------------      --------------      ---------------      --------------

      3,583,616          15,895,983           9,796,208           22,341,405              85,364
        716,720           2,419,423              48,099            5,642,652              22,323
        408,766           1,255,369             762,097            1,366,920               9,362
         48,310             292,938             147,844              391,409               8,708
         11,400              11,400              11,809               11,400              11,400
          3,885               6,775               1,742               (4,371)              7,624
          4,050               6,983               5,410                9,069               3,436
         34,824             111,766              61,406              124,139                 854
         63,315             290,930             125,647              240,916               2,228
         23,318             120,459              57,083              150,263                 657
             49             (73,963)            (22,605)             (40,367)                 49
             --                  --                  --              966,962                  --
         30,368              96,605              28,985               77,592                 916
 --------------      --------------      --------------      ---------------      --------------
      4,928,621          20,434,668          11,023,725           31,277,989             152,921

             --                  --                  --                   --             (33,412)
 --------------      --------------      --------------      ---------------      --------------
      4,928,621          20,434,668          11,023,725           31,277,989             119,509
 --------------      --------------      --------------      ---------------      --------------
     (2,787,796)         (5,269,742)         22,140,485          123,242,187             133,843
 --------------      --------------      --------------      ---------------      --------------


     (7,290,420)        (96,959,325)       (129,245,106)        (676,774,560)         (2,609,226)
      9,485,439         500,116,406         134,916,484          126,485,575            (281,909)
             --                  --                  --                7,298                  75
 --------------      --------------      --------------      ---------------      --------------
      2,195,019         403,157,081           5,671,378         (550,281,687)         (2,891,060)
 --------------      --------------      --------------      ---------------      --------------

    211,205,381       1,301,124,359          21,310,363       (1,147,998,807)           (363,803)
             --                  --                  --                 (684)                 --
 --------------      --------------      --------------      ---------------      --------------
    211,205,381       1,301,124,359          21,310,363       (1,147,999,491)           (363,803)
 --------------      --------------      --------------      ---------------      --------------
    213,400,400       1,704,281,440          26,981,741       (1,698,281,178)         (3,254,863)
 --------------      --------------      --------------      ---------------      --------------

 $  210,612,604      $1,699,011,698      $   49,122,226      $(1,575,038,991)     $   (3,121,020)
 ==============      ==============      ==============      ===============      ==============


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FIRST TRUST                         FIRST TRUST
                                                                      DOW JONES SELECT                       MORNINGSTAR
                                                                          MICROCAP                        DIVIDEND LEADERS
                                                                         INDEX FUND                          INDEX FUND
                                                                            (FDM)                               (FDL)
                                                              ---------------------------------   ---------------------------------
                                                                Six Months                          Six Months
                                                                   Ended                               Ended
                                                                 6/30/2020        Year Ended         6/30/2020        Year Ended
                                                                (Unaudited)       12/31/2019        (Unaudited)       12/31/2019
                                                              ---------------   ---------------   ---------------   ---------------

OPERATIONS:
Net investment income (loss)............................      $     1,025,803   $     2,079,317   $    36,148,578   $    66,591,771
Net realized gain (loss)................................           (9,222,672)       (1,179,414)     (282,144,444)      108,400,969
Net change in unrealized appreciation (depreciation)....          (35,997,362)       34,653,114      (152,444,772)      175,674,288
                                                              ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
   from operations......................................          (44,194,231)       35,553,017      (398,440,638)      350,667,028
                                                              ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...................................           (1,018,578)       (2,210,947)      (34,607,171)      (66,393,993)
                                                              ---------------   ---------------   ---------------   ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................           23,134,286        15,130,878        73,516,361       829,094,807
Cost of shares redeemed.................................          (26,278,967)      (31,182,294)     (208,884,037)     (658,851,143)
                                                              ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions........................           (3,144,681)      (16,051,416)     (135,367,676)      170,243,664
                                                              ---------------   ---------------   ---------------   ---------------
Total increase (decrease) in net assets.................          (48,357,490)       17,290,654      (568,415,485)      454,516,699

NET ASSETS:
Beginning of period.....................................          156,067,466       138,776,812     1,840,999,797     1,386,483,098
                                                              ---------------   ---------------   ---------------   ---------------
End of period...........................................      $   107,709,976   $   156,067,466   $ 1,272,584,312   $ 1,840,999,797
                                                              ===============   ===============   ===============   ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................            3,055,000         3,405,000        56,500,002        50,900,002
Shares sold.............................................              550,000           350,000         2,400,000        27,200,000
Shares redeemed.........................................             (850,000)         (700,000)       (8,750,000)      (21,600,000)
                                                              ---------------   ---------------   ---------------   ---------------
Shares outstanding, end of period.......................            2,755,000         3,055,000        50,150,002        56,500,002
                                                              ===============   ===============   ===============   ===============


Page 46                  See Notes to Financial Statements

          FIRST TRUST                         FIRST TRUST                           FIRST TRUST
           US EQUITY                           NYSE ARCA                             DOW JONES
         OPPORTUNITIES                       BIOTECHNOLOGY                           INTERNET
              ETF                             INDEX FUND                            INDEX FUND
             (FPX)                               (FBT)                                 (FDN)
-------------------------------     --------------------------------     ---------------------------------
  Six Months                          Six Months                           Six Months
    Ended                               Ended                                 Ended
  6/30/2020        Year Ended         6/30/2020        Year Ended           6/30/2020        Year Ended
 (Unaudited)       12/31/2019        (Unaudited)       12/31/2019          (Unaudited)       12/31/2019
--------------   --------------     --------------   ---------------     ---------------   ---------------


$    3,253,981   $    9,263,022     $   (2,787,796)  $    (6,153,199)    $    (5,269,742)  $    (8,155,804)
   (79,042,994)     128,157,116          2,195,019       (42,772,697)        403,157,081       746,461,868
   108,770,268      143,968,501        211,205,381       349,806,878       1,301,124,359       565,699,634
--------------   --------------     --------------   ---------------     ---------------   ---------------

    32,981,255      281,388,639        210,612,604       300,880,982       1,699,011,698     1,304,005,698
--------------   --------------     --------------   ---------------     ---------------   ---------------


    (3,502,945)      (8,578,921)                --                --                  --                --
--------------   --------------     --------------   ---------------     ---------------   ---------------


   276,879,441      653,706,904        303,182,018       632,970,959       1,122,767,453     1,828,355,646
  (336,335,785)    (508,160,193)      (159,790,840)   (1,475,137,653)     (1,518,469,136)   (2,295,801,572)
--------------   --------------     --------------   ---------------     ---------------   ---------------

   (59,456,344)     145,546,711        143,391,178      (842,166,694)       (395,701,683)     (467,445,926)
--------------   --------------     --------------   ---------------     ---------------   ---------------
   (29,978,034)     418,356,429        354,003,782      (541,285,712)      1,303,310,015       836,559,772


 1,330,835,089      912,478,660      1,800,927,098     2,342,212,810       7,853,366,987     7,016,807,215
--------------   --------------     --------------   ---------------     ---------------   ---------------
$1,300,857,055   $1,330,835,089     $2,154,930,880   $ 1,800,927,098     $ 9,156,677,002   $ 7,853,366,987
==============   ==============     ==============   ===============     ===============   ===============


    16,550,002       14,700,002         12,100,002        18,850,002          56,450,002        60,150,002
     3,400,000        8,350,000          1,950,000         4,500,000           7,950,000        13,050,000
    (4,450,000)      (6,500,000)        (1,200,000)      (11,250,000)        (10,700,000)      (16,750,000)
--------------   --------------     --------------   ---------------     ---------------   ---------------
    15,500,002       16,550,002         12,850,002        12,100,002          53,700,002        56,450,002
==============   ==============     ==============   ===============     ===============   ===============


                        See Notes to Financial Statements                Page 47

FIRST TRUST EXCHANGE-TRADED FUND

                                                                         FIRST TRUST                         FIRST TRUST
                                                                      CAPITAL STRENGTH                 VALUE LINE(R) DIVIDEND
                                                                             ETF                             INDEX FUND
                                                                           (FTCS)                               (FVD)
                                                              ---------------------------------   ---------------------------------
                                                                Six Months                          Six Months
                                                                   Ended                               Ended
                                                                 6/30/2020        Year Ended         6/30/2020        Year Ended
                                                                (Unaudited)       12/31/2019        (Unaudited)       12/31/2019
                                                              ---------------   ---------------   ---------------   ---------------

OPERATIONS:
Net investment income (loss)............................      $    22,140,485   $    35,758,498   $   123,242,187   $   158,448,987
Net realized gain (loss)................................            5,671,378        61,717,317      (550,281,687)      163,734,814
Net change in unrealized appreciation (depreciation)....           21,310,363       431,591,119    (1,147,999,491)    1,138,085,515
                                                              ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
   from operations......................................           49,122,226       529,066,934    (1,575,038,991)    1,460,269,316
                                                              ---------------   ---------------   ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations...................................          (23,143,340)      (35,558,152)     (117,505,067)     (157,857,442)
                                                              ---------------   ---------------   ---------------   ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................        2,741,413,860     2,682,671,848     1,877,509,584     5,710,878,170
Cost of shares redeemed.................................         (990,385,702)   (1,159,688,922)   (1,228,108,482)   (1,722,554,194)
                                                              ---------------   ---------------   ---------------   ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions........................        1,751,028,158     1,522,982,926       649,401,102     3,988,323,976
                                                              ---------------   ---------------   ---------------   ---------------
Total increase (decrease) in net assets.................        1,777,007,044     2,016,491,708    (1,043,142,956)    5,290,735,850

NET ASSETS:
Beginning of period.....................................        3,392,622,805     1,376,131,097     9,665,218,744     4,374,482,894
                                                              ---------------   ---------------   ---------------   ---------------
End of period...........................................      $ 5,169,629,849   $ 3,392,622,805   $ 8,622,075,788   $ 9,665,218,744
                                                              ===============   ===============   ===============   ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................           56,200,002        28,500,002       268,287,986       150,487,986
Shares sold.............................................           48,450,000        48,400,000        54,850,000       169,450,000
Shares redeemed.........................................          (16,250,000)      (20,700,000)      (39,050,000)      (51,650,000)
                                                              ---------------   ---------------   ---------------   ---------------
Shares outstanding, end of period.......................           88,400,002        56,200,002       284,087,986       268,287,986
                                                              ===============   ===============   ===============   ===============


Page 48                 See Notes to Financial Statements

           FIRST TRUST
        VALUE LINE(R) 100
      EXCHANGE-TRADED FUND
              (FVL)
---------------------------------
  Six Months
     Ended
   6/30/2020        Year Ended
  (Unaudited)       12/31/2019
---------------   ---------------


$       133,843   $       326,307
     (2,891,060)        4,392,166
       (363,803)        3,314,863
---------------   ---------------

     (3,121,020)        8,033,336
---------------   ---------------


       (114,504)         (358,670)
---------------   ---------------


             --         9,028,116
     (1,740,180)      (14,626,492)
---------------   ---------------

     (1,740,180)       (5,598,376)
---------------   ---------------
     (4,975,704)        2,076,290


     38,582,497        36,506,207
---------------   ---------------
$    33,606,793   $    38,582,497
===============   ===============


      1,689,982         1,939,982
             --           400,000
       (100,000)         (650,000)
---------------   ---------------
      1,589,982         1,689,982
===============   ===============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND (FDM)

                                          SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2020      ---------------------------------------------------------------------
                                          (UNAUDITED)        2019           2018           2017           2016          2015
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, beginning of period      $     51.09     $    40.76     $    47.21     $    43.98     $    32.92    $    33.21
                                          -----------     ----------     ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.38           0.66           0.56           0.42           0.49          0.49
Net realized and unrealized gain (loss)        (12.00)         10.37          (6.50)          3.27          11.07         (0.30)
                                          -----------     ----------     ----------     ----------     ----------    ----------
Total from investment operations               (11.62)         11.03          (5.94)          3.69          11.56          0.19
                                          -----------     ----------     ----------     ----------     ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.37)         (0.70)         (0.51)         (0.46)         (0.50)        (0.48)
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, end of period            $     39.10     $    51.09     $    40.76     $    47.21     $    43.98    $    32.92
                                          ===========     ==========     ==========     ==========     ==========    ==========
TOTAL RETURN (a)                               (22.64)%        27.25%        (12.68)%         8.44%         35.45%         0.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $   107,710     $  156,067     $  138,777     $   97,012     $  116,776    $   49,551
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.73% (b)      0.70%          0.73%          0.71%          0.75%         0.73%
Ratio of net expenses to average
   net assets                                    0.60% (b)      0.60%          0.60%          0.60%          0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                            1.80% (b)      1.42%          1.29%          0.89%          1.52%         1.46%
Portfolio turnover rate (c)                         3%            64%            75%            55%            48%           63%


FIRST TRUST MORNINGSTAR DIVIDEND LEADERS INDEX FUND (FDL)

                                          SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2020      ---------------------------------------------------------------------
                                          (UNAUDITED)        2019           2018           2017           2016          2015
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, beginning of period      $     32.58     $    27.24     $    30.06     $    27.75     $    23.69    $    23.94
                                          -----------     ----------     ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.69           1.22           1.09           0.93           0.82          0.86
Net realized and unrealized gain (loss)         (7.23)          5.34          (2.83)          2.34           4.05         (0.25)
                                          -----------     ----------     ----------     ----------     ----------    ----------
Total from investment operations                (6.54)          6.56          (1.74)          3.27           4.87          0.61
                                          -----------     ----------     ----------     ----------     ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.66)         (1.22)         (1.08)         (0.96)         (0.81)        (0.86)
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, end of period            $     25.38     $    32.58     $    27.24     $    30.06     $    27.75    $    23.69
                                          ===========     ==========     ==========     ==========     ==========    ==========
TOTAL RETURN (a)                               (19.94)%        24.36%         (5.87)%        11.93%         20.72%         2.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $ 1,272,584     $1,841,000     $1,386,483     $1,719,299     $1,778,464    $  875,294
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.46% (b)      0.46%          0.47%          0.47%          0.48%         0.48%
Ratio of net expenses to average
   net assets                                    0.45% (b)      0.45%          0.45%          0.45%          0.45%         0.45%
Ratio of net investment income (loss) to
   average net assets                            4.91% (b)      4.06%          3.70%          3.18%          3.27%         3.59%
Portfolio turnover rate (c)                        51%            39%            39%            43%            50%           61%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 50                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST US EQUITY OPPORTUNITIES ETF (FPX)

                                          SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2020      ---------------------------------------------------------------------
                                          (UNAUDITED)        2019           2018           2017           2016          2015
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, beginning of period      $     80.41     $    62.07     $    68.18     $    54.10     $    51.11    $    50.32
                                          -----------     ----------     ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.21           0.58           0.52           0.43           0.31          0.31
Net realized and unrealized gain (loss)          3.53          18.30          (6.08)         14.12           3.10          0.80
                                          -----------     ----------     ----------     ----------     ----------    ----------
Total from investment operations                 3.74          18.88          (5.56)         14.55           3.41          1.11
                                          -----------     ----------     ----------     ----------     ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.22)         (0.54)         (0.55)         (0.47)         (0.42)        (0.32)
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, end of period            $     83.93     $    80.41     $    62.07     $    68.18     $    54.10    $    51.11
                                          ===========     ==========     ==========     ==========     ==========    ==========
TOTAL RETURN (a)                                 4.72%         30.45%         (8.22)%        26.96%          6.70%         2.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $ 1,300,857     $1,330,835     $  912,479     $  981,732     $  614,024    $  789,693
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.58% (b)      0.58%          0.59%          0.59%          0.60%         0.60%
Ratio of net expenses to average
   net assets                                    0.58% (b)      0.58%          0.59%          0.59%          0.60%         0.60%
Ratio of net investment income (loss) to
   average net assets                            0.53% (b)      0.79%          0.74%          0.71%          0.58%         0.61%
Portfolio turnover rate (c)                        41%            81%            57%            31%            41%           41%


FIRST TRUST NYSE ARCA BIOTECHNOLOGY INDEX FUND (FBT)

                                          SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2020      ---------------------------------------------------------------------
                                          (UNAUDITED)        2019           2018           2017           2016          2015
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, beginning of period      $    148.84     $   124.26     $   124.52     $    90.89     $   113.06    $   101.99
                                          -----------     ----------     ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.22)         (0.51)         (0.22)         (0.08)         (0.32)         0.09
Net realized and unrealized gain (loss)         19.08          25.09          (0.04)         33.71         (21.85)        11.11
                                          -----------     ----------     ----------     ----------     ----------    ----------
Total from investment operations                18.86          24.58          (0.26)         33.63         (22.17)        11.20
                                          -----------     ----------     ----------     ----------     ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              --             --             --             --             --         (0.13)
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, end of period            $    167.70     $   148.84     $   124.26     $   124.52     $    90.89    $   113.06
                                          ===========     ==========     ==========     ==========     ==========    ==========
TOTAL RETURN (a)                                12.68%         19.78%         (0.21)%        36.99%        (19.60)%       10.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $ 2,154,931     $1,800,927     $2,342,213     $1,207,811     $  804,385    $3,437,024
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.55% (b)      0.55%          0.57%          0.56%          0.56%         0.55%
Ratio of net expenses to average
   net assets                                    0.55% (b)      0.55%          0.57%          0.56%          0.56%         0.55%
Ratio of net investment income (loss) to
   average net assets                           (0.31)%(b)     (0.25)%        (0.21)%        (0.08)%        (0.27)%        0.08%
Portfolio turnover rate (c)                        13%            31%            37%            36%            42%           30%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW JONES INTERNET INDEX FUND (FDN)

                                          SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2020      ---------------------------------------------------------------------
                                          (UNAUDITED)        2019           2018           2017           2016          2015
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, beginning of period      $    139.12     $   116.66     $   109.82     $    79.79     $    74.64    $    61.30
                                          -----------     ----------     ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                    (0.10)         (0.14)         (0.35)         (0.28)         (0.27)        (0.14)
Net realized and unrealized gain (loss)         31.50          22.60           7.19          30.31           5.42         13.48
                                          -----------     ----------     ----------     ----------     ----------    ----------
Total from investment operations                31.40          22.46           6.84          30.03           5.15         13.34
                                          -----------     ----------     ----------     ----------     ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                              --             --             --             --             --            --
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, end of period            $    170.52     $   139.12     $   116.66     $   109.82     $    79.79    $    74.64
                                          ===========     ==========     ==========     ==========     ==========    ==========
TOTAL RETURN (a)                                22.57%         19.26%          6.23%         37.62%          6.91%        21.77%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $ 9,156,677     $7,853,367     $7,016,807     $5,490,820     $3,486,734    $4,914,821
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.51% (b)      0.52%          0.52%          0.53%          0.54%         0.54%
Ratio of net expenses to average
   net assets                                    0.51% (b)      0.52%          0.52%          0.53%          0.54%         0.54%
Ratio of net investment income (loss) to
   average net assets                           (0.13)%(b)     (0.10)%        (0.27)%        (0.32)%        (0.35)%       (0.29)%
Portfolio turnover rate (c)                        19%            28%            21%            22%            21%           28%


FIRST TRUST CAPITAL STRENGTH ETF (FTCS)

                                          SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2020      ---------------------------------------------------------------------
                                          (UNAUDITED)        2019           2018           2017           2016          2015
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, beginning of period      $     60.37     $    48.29     $    50.95     $    40.79     $    38.12    $    38.08
                                          -----------     ----------     ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.30           0.76           0.60           0.59           0.58          0.57
Net realized and unrealized gain (loss)         (1.88)         12.08          (2.65)         10.16           2.67          0.04
                                          -----------     ----------     ----------     ----------     ----------    ----------
Total from investment operations                (1.58)         12.84          (2.05)         10.75           3.25          0.61
                                          -----------     ----------     ----------     ----------     ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.31)         (0.76)         (0.61)         (0.59)         (0.58)        (0.57)
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, end of period            $     58.48     $    60.37     $    48.29     $    50.95     $    40.79    $    38.12
                                          ===========     ==========     ==========     ==========     ==========    ==========
TOTAL RETURN (a)                                (2.58)%        26.72%         (4.09)%        26.49%          8.57%         1.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $ 5,169,630     $3,392,623     $1,376,131     $  624,099     $  320,190    $  165,815
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.56% (b)      0.58%          0.60%          0.61%          0.64%         0.65%
Ratio of net expenses to average
   net assets                                    0.56% (b)      0.58%          0.60%          0.61%          0.64%         0.65%
Ratio of net investment income (loss) to
   average net assets                            1.13% (b)      1.46%          1.30%          1.33%          1.55%         1.59%
Portfolio turnover rate (c)                        72%           125%           117%            85%            85%           96%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 52                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND (FVD)

                                          SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2020      ---------------------------------------------------------------------
                                          (UNAUDITED)        2019           2018           2017           2016          2015
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, beginning of period      $     36.03     $    29.07     $    30.84     $    28.02     $    23.86    $    24.13
                                          -----------     ----------     ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.43           0.73           0.73           0.63           0.56          0.55
Net realized and unrealized gain (loss)         (5.70)          6.96          (1.77)          2.84           4.17         (0.26)
                                          -----------     ----------     ----------     ----------     ----------    ----------
Total from investment operations                (5.27)          7.69          (1.04)          3.47           4.73          0.29
                                          -----------     ----------     ----------     ----------     ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.41)         (0.73)         (0.73)         (0.65)         (0.57)        (0.56)
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, end of period            $     30.35     $    36.03     $    29.07     $    30.84     $    28.02    $    23.86
                                          ===========     ==========     ==========     ==========     ==========    ==========
TOTAL RETURN (a)                               (14.56)%        26.60%         (3.44)%        12.48%         19.94%         1.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $ 8,622,076     $9,665,219     $4,374,483     $4,194,830     $2,892,982    $1,188,031
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.70% (b)      0.71%          0.72%          0.72%          0.73%         0.74%
Ratio of net expenses to average
   net assets                                    0.70% (b)      0.70%          0.70%          0.70%          0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                            2.76% (b)      2.36%          2.40%          2.19%          2.31%         2.40%
Portfolio turnover rate (c)                        43%            53%            58%            50%            60%           82%


FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (FVL)

                                          SIX MONTHS
                                             ENDED                               YEAR ENDED DECEMBER 31,
                                           6/30/2020      ---------------------------------------------------------------------
                                          (UNAUDITED)        2019           2018           2017           2016          2015
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, beginning of period      $     22.83     $    18.82     $    23.33     $    21.58     $    19.71    $    20.41
                                          -----------     ----------     ----------     ----------     ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                     0.08           0.18           0.13           0.16           0.12          0.07
Net realized and unrealized gain (loss)         (1.70)          4.02          (4.51)          1.78           1.87         (0.71)(d)
                                          -----------     ----------     ----------     ----------     ----------    ----------
Total from investment operations                (1.62)          4.20          (4.38)          1.94           1.99         (0.64)
                                          -----------     ----------     ----------     ----------     ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                           (0.07)         (0.19)         (0.13)         (0.19)         (0.12)        (0.06)
                                          -----------     ----------     ----------     ----------     ----------    ----------
Net asset value, end of period            $     21.14     $    22.83     $    18.82     $    23.33     $    21.58    $    19.71
                                          ===========     ==========     ==========     ==========     ==========    ==========
TOTAL RETURN (a)                                (7.07)%        22.38%        (18.83)%         9.05%         10.14%        (3.13)%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)      $    33,607     $   38,582     $   36,506     $   55,757     $   52,643    $   53,013
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                    0.90% (b)      0.85%          0.89%          0.85%          0.87%         0.84%
Ratio of net expenses to average
   net assets                                    0.70% (b)      0.70%          0.70%          0.70%          0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                            0.78% (b)      0.81%          0.56%          0.73%          0.59%         0.32%
Portfolio turnover rate (c)                       203%           310%           424%           466%           491%          404%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d) The Fund received a payment from the Advisor in the amount of $95,996 in connection with a trade error, which represents $0.03 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.


                      See Notes to Financial Statements                  Page 53

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds. This report covers the eight funds listed below:

      First Trust Dow Jones Select MicroCap Index Fund - (NYSE Arca, Inc.
         ("NYSE Arca") ticker "FDM")
      First Trust Morningstar Dividend Leaders Index Fund - (NYSE Arca ticker
         "FDL")
      First Trust US Equity Opportunities ETF - (NYSE Arca ticker "FPX")
      First Trust NYSE Arca Biotechnology Index Fund - (NYSE Arca ticker "FBT") First Trust Dow Jones Internet Index Fund - (NYSE Arca ticker "FDN")
      First Trust Capital Strength ETF - (The Nasdaq Stock Market LLC ("Nasdaq")
         ticker "FTCS")
      First Trust Value Line(R) Dividend Index Fund - (NYSE Arca ticker "FVD") First Trust Value Line(R) 100 Exchange-Traded Fund - (NYSE Arca ticker
         "FVL")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Dow Jones Select MicroCap Index Fund                Dow Jones Select MicroCap Index(SM)
First Trust Morningstar Dividend Leaders Index Fund             Morningstar(R) Dividend Leaders Index(SM)
First Trust US Equity Opportunities ETF                         IPOX(R) 100 U.S. Index
First Trust NYSE Arca Biotechnology Index Fund                  NYSE Arca Biotechnology Index(SM)
First Trust Dow Jones Internet Index Fund                       Dow Jones Internet Composite Index(SM)
First Trust Capital Strength ETF                                The Capital Strength Index(SM)
First Trust Value Line(R) Dividend Index Fund                   Value Line(R) Dividend Index
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line(R) 100 Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2020, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trust ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2020, only FDM and FPX had securities in the securities lending program. During the six months ended June 30, 2020, FDM, FPX, and FBT, participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2020, were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of June 30, 2020.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2019 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                       $    2,210,947        $         --        $          --
First Trust Morningstar Dividend Leaders Index Fund                        66,393,993                  --                   --
First Trust US Equity Opportunities ETF                                     8,578,921                  --                   --
First Trust NYSE Arca Biotechnology Index Fund                                     --                  --                   --
First Trust Dow Jones Internet Index Fund                                          --                  --                   --
First Trust Capital Strength ETF                                           35,558,152                  --                   --
First Trust Value Line(R) Dividend Index Fund                             157,857,442                  --                   --
First Trust Value Line(R) 100 Exchange-Traded Fund                            358,670                  --                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

As of December 31, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust Dow Jones Select MicroCap Index Fund                       $       68,756        $(25,065,318)       $   6,799,591
First Trust Morningstar Dividend Leaders Index Fund                           749,068         (87,881,746)          65,260,711
First Trust US Equity Opportunities ETF                                       775,011        (124,328,569)         176,057,346
First Trust NYSE Arca Biotechnology Index Fund                                     --        (267,339,419)        (196,018,626)
First Trust Dow Jones Internet Index Fund                                          --        (310,912,382)         732,136,780
First Trust Capital Strength ETF                                              200,346         (90,504,259)         364,346,090
First Trust Value Line(R) Dividend Index Fund                                 588,090         (66,151,074)         854,338,729
First Trust Value Line(R) 100 Exchange-Traded Fund                                 --         (10,533,266)           1,877,338

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of June 30, 2020, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2019, the Funds had post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                            Post-Enactment -
                                                             No Expiration
                                                          --------------------
First Trust Dow Jones Select MicroCap Index Fund              $ 25,065,318
First Trust Morningstar Dividend Leaders Index Fund             87,881,746
First Trust US Equity Opportunities ETF                        124,328,569
First Trust NYSE Arca Biotechnology Index Fund                 267,339,419
First Trust Dow Jones Internet Index Fund                      310,912,382
First Trust Capital Strength ETF                                90,504,259
First Trust Value Line(R) Dividend Index Fund                   66,151,074
First Trust Value Line(R) 100 Exchange-Traded Fund              10,533,266

During the taxable year ended December 31, 2019, the following Funds utilized capital loss carryforwards in the following amounts:

                                                              Capital Loss
                                                              Carryforward
                                                                Utilized
                                                          --------------------
First Trust Value Line(R) Dividend Index Fund                 $ 3,392,103
First Trust Value Line(R) 100 Exchange-Traded Fund              2,884,184

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2019, the Funds had no net late year ordinary or capital losses.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Dow Jones Select MicroCap Index Fund                S&P Dow Jones Indices LLC
First Trust Morningstar Dividend Leaders Index Fund             Morningstar, Inc.
First Trust US Equity Opportunities ETF                         IPOX(R) Schuster LLC
First Trust NYSE Arca Biotechnology Index Fund                  ICE Data Indices, LLC
First Trust Dow Jones Internet Index Fund                       S&P Dow Jones Indices LLC
First Trust Capital Strength ETF                                Nasdaq, Inc.
First Trust Value Line(R) Dividend Index Fund                   Value Line Publishing LLC
First Trust Value Line(R) 100 Exchange-Traded Fund              Value Line Publishing LLC

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.50%
First Trust Morningstar Dividend Leaders Index Fund                  0.30%
First Trust US Equity Opportunities ETF                              0.40%
First Trust NYSE Arca Biotechnology Index Fund                       0.40%
First Trust Dow Jones Internet Index Fund                            0.40%
First Trust Capital Strength ETF                                     0.50%
First Trust Value Line(R) Dividend Index Fund                        0.50%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.50%

The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2022.

                                                                  Expense Cap
                                                                ----------------
First Trust Dow Jones Select MicroCap Index Fund                     0.60%
First Trust Morningstar Dividend Leaders Index Fund                  0.45%
First Trust US Equity Opportunities ETF                              0.60%
First Trust NYSE Arca Biotechnology Index Fund                       0.60%
First Trust Dow Jones Internet Index Fund                            0.60%
First Trust Capital Strength ETF                                     0.65%
First Trust Value Line(R) Dividend Index Fund                        0.70%
First Trust Value Line(R) 100 Exchange-Traded Fund                   0.70%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund's expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived or expenses were reimbursed, or (iii) the current expense limitation. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2020 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                               Fees Waived or Expenses Borne by First Trust
                                                                                           Subject to Recovery
                                                                      --------------------------------------------------------------
                                          Advisory                    Six Months      Year         Year      Six Months
                                             Fee         Expense        Ended        Ended        Ended        Ended
                                           Waivers    Reimbursement   12/31/2017   12/31/2018   12/31/2019   6/30/2020      Total
                                          ---------   -------------   ----------   ----------   ----------   ----------   ----------
First Trust Dow Jones Select MicroCap
   Index Fund                             $  72,720   $          --   $   53,846   $  162,786   $  149,166   $   72,720   $  438,518
First Trust Morningstar Dividend
   Leaders Index Fund                        86,011              --      158,314      256,355      178,254       86,011      678,934
First Trust Value Line(R) Dividend
   Index Fund                                    --              --           --      618,084      683,425           --    1,301,509
First Trust Value Line(R) 100 Exchange-
   Traded Fund                               33,412              --       42,963       94,969       60,169       33,412      231,513

During the six months ended June 30, 2020, First Trust recovered fees that were previously waived from First Trust Value Line(R) Dividend Index Fund of $966,962.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2020, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $     3,632,064   $     3,529,671
First Trust Morningstar Dividend Leaders Index Fund                   744,738,686       744,143,172
First Trust US Equity Opportunities ETF                               503,168,289       504,017,072
First Trust NYSE Arca Biotechnology Index Fund                        234,904,864       236,971,426
First Trust Dow Jones Internet Index Fund                           1,536,741,090     1,534,771,439
First Trust Capital Strength ETF                                    2,856,114,138     2,847,115,775
First Trust Value Line(R) Dividend Index Fund                       3,824,433,463     3,802,071,699
First Trust Value Line(R) 100 Exchange-Traded Fund                     69,932,181        69,966,072

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

For the six months ended June 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Dow Jones Select MicroCap Index Fund                  $    23,093,818   $    26,257,266
First Trust Morningstar Dividend Leaders Index Fund                    73,241,920       208,069,900
First Trust US Equity Opportunities ETF                               276,442,612       336,372,728
First Trust NYSE Arca Biotechnology Index Fund                        301,979,396       159,468,867
First Trust Dow Jones Internet Index Fund                           1,122,075,022     1,517,926,121
First Trust Capital Strength ETF                                    2,737,448,230       991,678,483
First Trust Value Line(R) Dividend Index Fund                       1,867,267,477     1,227,202,625
First Trust Value Line(R) 100 Exchange-Traded Fund                             --         1,735,938

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker- dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in each Fund's portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in each Fund's portfolio. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2022.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

The Board of Trustees of the Trust has approved a transaction to combine the First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL"), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Value Line(R) 100 Index, with First Trust Value Line(R) Dividend Index Fund ("FVD"), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Value Line(R) Dividend Index. Pursuant to this transaction, FVL shareholders will become shareholders of FVD.

In order for the transaction to occur, the shareholders of FVL must approve the transaction. If approved, shares of FVL would be exchanged, on a tax-free basis for federal income tax purposes, for shares of FVD with an equal aggregate net asset value, and FVL shareholders will become shareholders of FVD. A special meeting of shareholders of FVL for the purpose of voting on the transaction will be held. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

The Funds will continue sales and redemptions of shares as described in the Funds' prospectuses. Holders of shares of FVL purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom's Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                              ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following eight series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust Value Line(R) 100 Exchange-Traded Fund (FVL) First Trust Value Line(R) Dividend Index Fund (FVD)
        First Trust Dow Jones Select MicroCap Index Fund (FDM) First Trust Morningstar Dividend Leaders Index Fund (FDL) First Trust US Equity Opportunities ETF (FPX)
        First Trust NYSE Arca Biotechnology Index Fund (FBT) First Trust Dow Jones Internet Index Fund (FDN)
        First Trust Capital Strength ETF (FTCS)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Funds since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through April 30, 2022. For each Fund, the Board noted that expenses reimbursed and fees waived are subject to recovery by the Advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's Expense Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2019 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. With respect to FTCS, the Board noted that during 2010, the Fund changed its underlying index to the Credit Suisse U.S. Value Index, Powered by HOLTTM and during 2013, the Fund changed its underlying index to The Capital Strength IndexSM, and that the performance information included a blend of the old and new indexes. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each Fund's performance to that of its respective Performance Universe and to that of a broad-based benchmark index, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2019 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis. With regard to FVL, the Board noted that it had previously approved the reorganization of FVL into FVD, subject to shareholder approval, and determined that the continuation of the Agreement for FVL would allow FVL to operate until completion of the reorganization and would provide for continuous operation of FVL going forward in the event its shareholders do not approve the reorganization.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee.

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee's annual meeting held on March 20, 2020 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 2

First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
First Trust Water ETF (FIW)
First Trust Natural Gas ETF (FCG)
First Trust Chindia ETF (FNI)
First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

Semi-Annual Report
For the Six Months Ended
June 30, 2020

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2020

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)..................   4
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)...............   6
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............   8
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN).......  10
   First Trust S&P REIT Index Fund (FRI)....................................  12
   First Trust Water ETF (FIW)..............................................  14
   First Trust Natural Gas ETF (FCG)........................................  16
   First Trust Chindia ETF (FNI)............................................  18
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)...............  20
Notes to Fund Performance Overview..........................................  22
Understanding Your Fund Expenses............................................  23
Portfolio of Investments
   First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)..................  25
   First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)...............  27
   First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT)............  28
   First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN).......  30
   First Trust S&P REIT Index Fund (FRI)....................................  32
   First Trust Water ETF (FIW)..............................................  34
   First Trust Natural Gas ETF (FCG)........................................  36
   First Trust Chindia ETF (FNI)............................................  38
   First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)...............  40
Statements of Assets and Liabilities........................................  44
Statements of Operations....................................................  46
Statements of Changes in Net Assets.........................................  48
Financial Highlights........................................................  52
Notes to Financial Statements...............................................  57
Additional Information......................................................  66

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2020

Dear Shareholders,

First Trust is pleased to provide you with the semi-annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the six months ended June 30, 2020.

The past six months have been a whirlwind in the U.S. and abroad. While it is believed that the coronavirus ("COVID-19") pandemic was first discovered in Wuhan, China around the close of 2019, the country that has been hit the hardest since its onset is the U.S., according to data provided by the Johns Hopkins University Coronavirus Resource Center. As of July 17, 2020, there were 13.90 million confirmed cases of COVID-19 worldwide. The U.S. accounted for 3.62 million of them, the most of any country by far. Over the same period, there were 592,806 confirmed deaths from the virus worldwide. Once again, the U.S. led all countries with 138,840 deaths. Brazil was a distant second at 76,688 deaths. Having tried a stay-at-home mandate for much of the U.S. during the initial stages of the virus, a few large states did elect to reopen sooner than others and it appears to have backfired. Three such states - Georgia, Florida and Texas
- have experienced a surge in COVID-19 cases.

Having said all that, the optimist in me is just as focused on finding a remedy for COVID-19, which seems likely to come in the form of a new vaccine. There are more than 100 COVID-19 vaccines in development and at least 20 of them are expected to begin human testing this year, according to Research and Markets, a provider of market analysis and insight into 800+ industries. Due to the severity of COVID-19, some governments around the globe appear to be ready to fast track any medicines demonstrating a high degree of efficacy in clinical testing. If we do not get a vaccine in the foreseeable future, perhaps therapeutics can tide us over.

The extent of the economic fallout from COVID-19 was put into perspective on July 30, 2020, as the economy posted its second consecutive quarter of negative U.S. gross domestic product ("GDP"). Real U.S. GDP growth declined by an annualized 32.9% in the second quarter, much worse than the 5.0% annualized decline registered in the first quarter of 2020, according to data from the Bureau of Economic Analysis. The two consecutive negative quarters of GDP growth is confirmation that the U.S. economy is in a recession. A recent survey by Primerica found that 86% of middle-income U.S. households have been financially impacted by the pandemic and 51% of those polled said they are concerned they might run out of money to purchase necessities by year-end. For these and other reasons, we believe the Trump Administration and Congress are likely to appropriate additional forms of stimulus to help Americans cope with the ongoing financial burdens associated with COVID-19.

Perhaps the best word to describe the relationship between the economy and the stock market these days is disconnected. The rally in stocks does not reflect the pain in the economy. On the other hand, exceptionally low interest rates and bond yields may be inspiring investors to assume more risk to generate more return. This is the appropriate time to utter the following: Don't fight the Federal Reserve! The rebound in the stock market from its sharp sell-off in the first quarter of 2020 has been confidence-inspiring, in my opinion. The stock market is essentially a discounting mechanism that takes forecasts and other forward-looking information into account to value companies today. It could be that investors are looking beyond 2020 results to expected 2021 results. Bloomberg's consensus 2020 and 2021 estimated earnings growth rates for the S&P 500(R) Index were -21.89% and 25.53%, respectively, as of July 17, 2020. While the ride could be a bit bumpy over the next few months (think presidential election), stay the course!

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2020

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 27 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

A year ago, we were laser focused on the Trump Administration's trade war with China. Little did we know back then that we would be swapping anxiety over tariffs for a virus pandemic. The coronavirus ("COVID-19") has been front and center since its onset early in the first quarter of 2020. Its arrival ended the bull market in stocks and temporarily shuttered a major chunk of not only the U.S. economy, but economies around the globe. The U.S. economy contracted by an annualized 5.0% in the first quarter of 2020, according to the Bureau of Economic Analysis. The National Bureau of Economic Research, the organization that determines the beginning and end of business cycles in the U.S., reported on June 8, 2020, that U.S. economic activity peaked in February of this year. That marked the end of a 128-month economic expansion, the longest in this nation's history. For all intents and purposes, the U.S. economy is in a recession.

The climate for bond investors improved markedly after the Federal Reserve (the "Fed") announced it was expanding its bond-buying program. The Fed has essentially backstopped the bond market by buying bonds, including municipals, corporates and select corporate bond exchange-traded funds ("ETFs"), in the secondary market. These purchases are in addition to the existing program of buying government bonds and mortgage-backed securities. To date, the Fed's commitment, which can be interpreted as an aggressive effort to mitigate risk, has been well-received by investors, in our opinion. By shoring up confidence in the bond market, particularly corporates, we believe that the Fed's actions may have enticed investors back to the stock market a lot quicker than one might have anticipated.

Investors continue to embrace ETFs and related exchange-traded products ("ETPs"). ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed globally stood at $6.28 trillion at the end of June 2020, with U.S. listed ETFs/ETPs accounting for $4.34 trillion of it, according to its own release. In the first half of 2020, net inflows to ETFs/ETPs listed globally totaled $294.48 billion. The category with the largest net inflows was fixed income at $105.83 billion, followed by equities at $88.88 billion and commodities at $53.58 billion. These figures are encouraging, in our opinion, considering the elevated volatility in the markets stemming from the COVID-19 pandemic.

U.S. STOCKS AND BONDS

In the first half of 2020, three of the major U.S. stock indices posted negative returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of -3.08%, -12.78%, and -17.85%, respectively, according to Bloomberg. Only two of the 11 major S&P 500(R) Index sectors posted positive total returns. Information Technology and Consumer Discretionary were up 14.95% and 7.23%, respectively. The sectors with the poorest showing were Energy, Financials, and Industrials, down 35.34%, 23.62% and 14.64%, respectively.

An annual survey by Bankrate found that Americans favor stocks when investing long-term, according to its own release. When investing money that would not be needed for more than a decade, 28% of those polled selected stocks over other options, up from 20% a year ago. Real Estate, which was last year's top pick, was a close second at 26%, followed by cash investments (savings accounts or certificates of deposit) at 18%. Gold/precious metals appealed to 14% of respondents. Both bonds and cryptocurrency came in at 4%.

In the U.S. bond market, nearly all the major bond groups posted positive returns in the first half of 2020. The top-performing major debt group we track was a blended basket of U.S. government-related and investment-grade corporate debt. The Bloomberg Barclays U.S. Aggregate Index posted a total return of 6.14%. The worst-performing debt group that we track was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of -3.80%.

FOREIGN STOCKS AND BONDS

The U.S. dollar rose by 1.04% against a basket of major currencies in the first half of 2020, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a small gain like that would not have had much of an impact on the returns of foreign securities that were not hedged. Foreign stocks and bonds delivered mixed results in the first half of this year.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -0.85% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose by 2.98% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of -9.78% (USD), while the MSCI World ex USA Index posted a total return of -11.49%
(USD).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

The First Trust NASDAQ-100 Equal Weighted Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R), which includes 100 of the largest U.S. and international non-financial companies listed on The Nasdaq Stock Market LLC ("Nasdaq") based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended      (4/19/06)      Ended      Ended      (4/19/06)
                                      6/30/20     6/30/20    6/30/20    6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                     8.54%     20.45%     13.48%      16.51%       10.81%       88.23%    360.94%      329.36%
Market Value                            8.54%     20.47%     13.48%      16.51%       10.81%       88.18%    360.94%      329.35%

INDEX PERFORMANCE
NASDAQ-100 Equal Weighted
   Index(SM)                            8.87%     21.19%     14.18%      17.23%       11.50%       94.09%    390.42%      368.83%
S&P 500(R) Index                       -3.08%      7.51%     10.73%      13.99%        8.51%       66.45%    270.31%      218.88%
NASDAQ-100 Index(R)                    16.89%     33.78%     19.58%      20.69%       14.38%      144.54%    555.75%      573.84%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        41.64%
Consumer Discretionary                        15.06
Health Care                                   14.78
Communication Services                        13.69
Industrials                                    7.03
Consumer Staples                               5.87
Utilities                                      1.93
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
eBay, Inc.                                     1.08%
Tesla, Inc.                                    1.07
DocuSign, Inc.                                 1.06
Splunk, Inc.                                   1.06
PayPal Holdings, Inc.                          1.06
Synopsys, Inc.                                 1.05
Align Technology, Inc.                         1.05
IDEXX Laboratories, Inc.                       1.04
Lululemon Athletica, Inc.                      1.04
Cognizant Technology Solutions
   Corp., Class A                              1.04
                                             -------
   Total                                      10.55%
                                             =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Equal Weighted Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW) (CONTINUED)

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            DECEMBER 31, 2009 - JUNE 30, 2020

                First Trust
             NASDAQ-100 Equal          NASDAQ-100 Equal       S&P 500(R)       NASDAQ-100
            Weighted Index Fund       Weighted Index(SM)        Index           Index(R)
12/09             $10,000                  $10,000             $10,000          $10,000
06/10               9,436                    9,466               9,335            9,383
12/10              12,124                   12,199              11,507           12,015
06/11              13,035                   13,157              12,200           12,643
12/11              11,788                   11,944              11,750           12,455
06/12              12,870                   13,073              12,865           14,378
12/12              13,539                   13,789              13,630           14,740
06/13              15,651                   16,012              15,514           16,227
12/13              18,947                   19,442              18,044           20,182
06/14              20,459                   21,058              19,332           21,770
12/14              22,572                   23,299              20,515           24,099
06/15              23,107                   23,921              20,767           25,164
12/15              23,075                   23,971              20,798           26,450
06/16              22,410                   23,341              21,597           25,612
12/16              24,694                   25,806              23,286           28,376
06/17              28,603                   29,979              25,461           33,137
12/17              31,117                   32,719              28,369           37,736
06/18              32,586                   34,358              29,121           41,755
12/18              29,513                   31,211              27,126           37,751
06/19              36,112                   38,315              32,155           46,000
12/19              40,072                   42,639              35,666           52,636
06/20              43,494                   46,421              34,567           61,526

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             126             1              0            0
01/01/16 - 12/31/16             107             0              0            0
01/01/17 - 12/31/17             178             0              0            0
01/01/18 - 12/31/18             148             2              0            0
01/01/19 - 12/31/19             125             1              0            0
01/01/20 - 06/30/20              57             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             122             3              0            0
01/01/16 - 12/31/16             145             0              0            0
01/01/17 - 12/31/17              73             0              0            0
01/01/18 - 12/31/18              99             2              0            0
01/01/19 - 12/31/19             126             0              0            0
01/01/20 - 06/30/20              68             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

The First Trust NASDAQ-100-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is an equal-weighted index composed of the securities comprising the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest U.S. and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was April 25, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended       Ended     Ended      (4/19/06)      Ended      Ended      (4/19/06)
                                      6/30/20     6/30/20    6/30/20    6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                     9.53%     28.71%      22.02%     19.84%       13.42%      170.45%    510.94%      497.62%
Market Value                            9.46%     28.63%      22.00%     19.84%       13.41%      170.25%    510.79%      497.17%

INDEX PERFORMANCE
NASDAQ-100 Technology Sector
   Index(SM)                            9.89%     29.55%      22.80%     20.60%       14.14%      179.20%    550.87%      553.53%
S&P 500(R) Index                       -3.08%      7.51%      10.73%     13.99%        8.51%       66.45%    270.31%      218.88%
S&P 500 Information Technology
   Index                               14.95%     35.90%      23.41%     20.49%       13.90%      186.23%    544.66%      534.79%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION(1)              LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        88.24%
Communication Services                         9.51
Health Care                                    2.25
                                             -------
   Total                                     100.00%
                                             =======

(1) The above sector classification is based on Standard & Poor's Global Industry Classification Standard ("GICS"), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark ("ICB") system, the joint classification system of Dow Jones Indexes and FTSE Group.

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
DocuSign, Inc.                                 2.56%
Splunk, Inc.                                   2.55
Synopsys, Inc.                                 2.54
Cognizant Technology Solutions Corp.,
   Class A                                     2.52
Cadence Design Systems, Inc.                   2.51
Apple, Inc.                                    2.51
Microsoft Corp.                                2.51
Broadcom, Inc.                                 2.50
NetEase, Inc.                                  2.50
ANSYS, Inc.                                    2.49
                                             -------
   Total                                      25.19%
                                             =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Technology Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC) (CONTINUED)

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               DECEMBER 31, 2009 - JUNE 30, 2020
               First Trust
               NASDAQ-100-             NASDAQ-100
            Technology Sector       Technology Sector       S&P 500 Information       S&P 500(R)
               Index Fund               Index(SM)            Technology Index           Index
12/09            $10,000                 $10,000                  $10,000              $10,000
06/10              9,240                   9,265                    8,943                9,335
12/10             12,192                  12,266                   11,020               11,507
06/11             12,286                  12,397                   11,247               12,200
12/11             11,491                  11,632                   11,286               11,750
06/12             12,015                  12,201                   12,792               12,865
12/12             12,413                  12,644                   12,960               13,630
06/13             13,868                  14,171                   13,783               15,514
12/13             17,145                  17,576                   16,644               18,044
06/14             19,394                  19,945                   18,132               19,332
12/14             21,401                  22,081                   19,992               20,515
06/15             20,872                  21,595                   20,144               20,767
12/15             21,106                  21,906                   21,177               20,798
06/16             21,724                  22,629                   21,109               21,597
12/16             26,438                  27,641                   24,109               23,286
06/17             31,474                  33,001                   28,263               25,461
12/17             36,447                  38,334                   33,472               28,369
06/18             39,122                  41,267                   37,110               29,121
12/18             34,733                  36,744                   33,377               27,126
06/19             43,854                  46,536                   42,432               32,155
12/19             51,538                  54,873                   50,151               35,666
06/20             56,450                  60,300                   57,649               34,567

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             164             2              0            0
01/01/16 - 12/31/16             147             0              0            0
01/01/17 - 12/31/17             146             0              0            0
01/01/18 - 12/31/18             132             3              1            0
01/01/19 - 12/31/19             138             0              1            0
01/01/20 - 06/30/20              62             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              85             1              0            0
01/01/16 - 12/31/16             105             0              0            0
01/01/17 - 12/31/17             105             0              0            0
01/01/18 - 12/31/18             111             4              0            0
01/01/19 - 12/31/19             113             0              0            0
01/01/20 - 06/30/20              63             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

The First Trust NASDAQ-100 Ex-Technology Sector Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is an equal-weighted index composed of the securities comprising the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest U.S. and international non-financial companies listed on the Nasdaq based on market capitalization. The Index is rebalanced quarterly and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 15, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended       (2/8/07)      Ended      Ended       (2/8/07)
                                      6/30/20     6/30/20    6/30/20    6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                     7.82%     15.39%      8.87%      14.72%        9.42%      52.97%     294.87%      233.82%
Market Value                            7.84%     15.39%      8.87%      14.72%        9.42%      52.94%     294.88%      233.82%

INDEX PERFORMANCE
NASDAQ-100 Ex-Tech Sector
   Index(SM)                            8.14%     16.08%      9.51%      15.42%       10.10%      57.51%     319.75%      262.53%
Russell 1000(R) Index                  -2.81%      7.48%     10.47%      13.97%        8.14%      64.55%     269.75%      185.21%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        25.71%
Health Care                                   23.65
Communication Services                        16.65
Industrials                                   12.00
Consumer Staples                              10.02
Information Technology                         8.67
Utilities                                      3.30
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
eBay, Inc.                                     1.85%
Tesla, Inc.                                    1.83
PayPal Holdings, Inc.                          1.80
Align Technology, Inc.                         1.79
Lululemon Athletica, Inc.                      1.78
IDEXX Laboratories, Inc.                       1.78
Dollar Tree, Inc.                              1.77
Zoom Video Communications, Inc.,
   Class A                                     1.77
Verisk Analytics, Inc.                         1.76
MercadoLibre, Inc.                             1.76
                                             -------
   Total                                      17.89%
                                             =======

-----------------------------
Nasdaq(R), Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq-100 Ex-Tech Sector Index(SM) are trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT) (CONTINUED)

                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      DECEMBER 31, 2009 - JUNE 30, 2020

                First Trust
                 NASDAQ-100               NASDAQ-100
            Ex-Technology Sector        Ex-Tech Sector        Russell 1000(R)
                 Index Fund               Index(SM)                Index
12/09             $10,000                  $10,000                $10,000
06/10               9,555                    9,583                  9,360
12/10              12,064                   12,139                 11,609
06/11              13,519                   13,648                 12,348
12/11              11,933                   12,093                 11,782
06/12              13,457                   13,672                 12,887
12/12              14,357                   14,621                 13,717
06/13              17,053                   17,450                 15,625
12/13              20,278                   20,806                 18,259
06/14              21,207                   21,832                 19,586
12/14              23,391                   24,142                 20,677
06/15              24,661                   25,537                 21,031
12/15              24,501                   25,460                 20,867
06/16              23,019                   23,968                 21,647
12/16              23,979                   25,037                 23,381
06/17              27,403                   28,702                 25,548
12/17              28,872                   30,327                 28,450
06/18              29,781                   31,367                 29,261
12/18              27,262                   28,792                 27,090
06/19              32,695                   34,648                 32,194
12/19              34,994                   37,194                 35,609
06/20              37,731                   40,222                 34,608

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             201             6              0            0
01/01/16 - 12/31/16              80             0              0            0
01/01/17 - 12/31/17              44             0              0            0
01/01/18 - 12/31/18              96             2              0            0
01/01/19 - 12/31/19             119             1              0            0
01/01/20 - 06/30/20              49             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              42             3              0            0
01/01/16 - 12/31/16             172             0              0            0
01/01/17 - 12/31/17             207             0              0            0
01/01/18 - 12/31/18             150             3              0            0
01/01/19 - 12/31/19             132             0              0            0
01/01/20 - 06/30/20              76             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

The First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) Green Energy Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization clean-energy companies that are publicly traded in the United States. The Index is rebalanced quarterly and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq. The first day of secondary market trading in shares of the Fund was February 14, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended       (2/8/07)      Ended      Ended       (2/8/07)
                                      6/30/20     6/30/20    6/30/20    6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                    19.75%     41.89%     11.01%       9.14%       3.57%       68.61%     139.85%       59.86%
Market Value                           19.71%     41.71%     11.01%       9.13%       3.56%       68.55%     139.62%       59.82%

INDEX PERFORMANCE
NASDAQ(R) Clean Edge(R) Green
   Energy Index(SM)                    19.79%     41.81%     10.99%       9.12%       3.73%       68.40%     139.34%       63.34%
Russell 2000(R) Index                 -12.98%     -6.63%      4.29%      10.50%       5.80%       23.35%     171.42%      112.63%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        39.00%
Utilities                                     19.46
Industrials                                   17.22
Consumer Discretionary                        14.09
Materials                                      7.86
Financials                                     1.62
Energy                                         0.75
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Tesla, Inc.                                    9.41%
Brookfield Renewable Partners, L.P.            6.23
Albemarle Corp.                                5.96
SolarEdge Technologies, Inc.                   5.00
NIO, Inc., ADR                                 4.68
ON Semiconductor Corp.                         4.37
Enphase Energy, Inc.                           4.33
Cree, Inc.                                     4.09
First Solar, Inc.                              3.86
Universal Display Corp.                        3.71
                                             -------
   Total                                      51.64%
                                             =======

-----------------------------
Nasdaq(R) and Clean Edge(R) are the registered trademarks (the "Marks") of Nasdaq, Inc. ("Nasdaq") and Clean Edge, Inc. ("Clean Edge(R)") respectively. Nasdaq and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                       DECEMBER 31, 2009 - JUNE 30, 2020

                First Trust
                 NASDAQ(R)                 NASDAQ(R)
            Clean Edge(R) Green          Clean Edge(R)           Russell 2000(R)
             Energy Index Fund       Green Energy Index(SM)           Index
12/09             $10,000                   $10,000                  $10,000
06/10               8,285                     8,309                    9,805
12/10              10,205                    10,270                   12,686
06/11               9,497                     9,594                   13,474
12/11               5,997                     6,079                   12,158
06/12               5,804                     5,872                   13,195
12/12               5,967                     5,999                   14,145
06/13               8,920                     8,944                   16,388
12/13              11,324                    11,358                   19,636
06/14              13,024                    13,066                   20,262
12/14              10,979                    11,003                   20,596
06/15              11,783                    11,811                   21,574
12/15              10,272                    10,302                   19,686
06/16               9,265                     9,269                   20,123
12/16              10,053                    10,029                   23,882
06/17              11,753                    11,739                   25,074
12/17              13,243                    13,243                   27,381
06/18              12,750                    12,762                   29,478
12/18              11,624                    11,639                   24,364
06/19              14,005                    14,026                   28,501
12/19              16,593                    16,603                   30,582
06/20              19,870                    19,889                   26,612

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             160             1              0            0
01/01/16 - 12/31/16              68             0              0            0
01/01/17 - 12/31/17             164             0              0            0
01/01/18 - 12/31/18             151             2              1            0
01/01/19 - 12/31/19             158             0              0            1
01/01/20 - 06/30/20              59             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              89             2              0            0
01/01/16 - 12/31/16             184             0              0            0
01/01/17 - 12/31/17              87             0              0            0
01/01/18 - 12/31/18              95             2              0            0
01/01/19 - 12/31/19              93             0              0            0
01/01/20 - 06/30/20              66             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI)

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P United States REIT Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the real estate investment trusts ("REITs") that comprise the Index. The Index seeks to measure the performance of publicly traded REITs domiciled in the U.S. that meet certain eligibility requirements. The Index is rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca. The first day of secondary market trading in shares of the Fund was May 10, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                      6/30/20     6/30/20    6/30/20    6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                   -18.60%     -13.50%     3.30%       8.35%       3.08%       17.60%     123.02%       48.94%
Market Value                          -18.69%     -13.59%     3.28%       8.33%       3.07%       17.49%     122.52%       48.74%

INDEX PERFORMANCE
S&P United States REIT Index*         -18.34%     -12.95%     3.86%       8.94%        N/A        20.85%     135.46%        N/A
FTSE EPRA/NAREIT North America
   Index                              -20.98%     -15.78%     3.00%       8.26%       3.12%       15.93%     121.05%       49.71%
Russell 3000(R) Index                  -3.48%       6.53%    10.03%      13.72%       7.79%       61.30%     261.80%      168.14%
------------------------------------------------------------------------------------------------------------------------------------

* On November 6, 2008, the Fund's underlying index changed from the S&P REIT Composite Index to the S&P United States REIT Index. Effective December 31, 2008, the S&P REIT Composite Index was discontinued. Therefore, the Fund's performance and historical returns shown for the periods prior to November 6, 2008 are not necessarily indicative of the performance that the Fund, based on its current Index, would have generated. The inception date of the Index was June 30, 2008. Returns for the Index are only disclosed for those periods in which the Index was in existence for the whole period.

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
REIT CLASSIFICATION                   LONG-TERM INVESTMENTS
-----------------------------------------------------------
Specialized                                   24.91%
Residential                                   18.71
Industrial                                    14.71
Retail                                        11.90
Health Care                                   11.41
Office                                        11.02
Diversified                                    4.40
Hotel & Resort                                 2.94
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Prologis, Inc.                                 8.50%
Equinix, Inc.                                  7.67
Digital Realty Trust, Inc.                     4.70
Public Storage                                 3.56
AvalonBay Communities, Inc.                    2.68
Welltower, Inc.                                2.67
Simon Property Group, Inc.                     2.58
Equity Residential                             2.54
Alexandria Real Estate Equities, Inc.          2.53
Realty Income Corp.                            2.52
                                             -------
   Total                                      39.95%
                                             =======

-----------------------------
The S&P United States REIT Index is a product of S&P Dow Jones Indices LLC ("SPDJI"). Standard & Poor's(R) and S&P(R) are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"). The marks have been licensed for use by SPDJI and sub-licensed by First Trust. The Fund is not sponsored, endorsed, sold or promoted by SPDJI or its affiliates, and SPDJI and its affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST S&P REIT INDEX FUND (FRI) (CONTINUED)

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 DECEMBER 31, 2009 - JUNE 30, 2020

                First Trust          S&P United States       FTSE EPRA/NAREIT        Russell 3000(R)
            S&P REIT Index Fund         REIT Index          North America Index           Index
12/09             $10,000                 $10,000                 $10,000                $10,000
06/10              10,546                  10,571                  10,513                  9,395
12/10              12,773                  12,848                  12,865                 11,693
06/11              14,050                  14,169                  14,225                 12,436
12/11              13,782                  13,937                  13,918                 11,813
06/12              15,800                  16,018                  15,953                 12,914
12/12              16,179                  16,444                  16,444                 13,752
06/13              17,164                  17,501                  17,217                 15,686
12/13              16,474                  16,838                  16,654                 18,367
06/14              19,334                  19,808                  19,499                 19,642
12/14              21,352                  21,935                  21,344                 20,673
06/15              20,000                  20,597                  20,051                 21,074
12/15              21,772                  22,492                  21,731                 20,773
06/16              24,594                  25,481                  24,582                 21,525
12/16              23,497                  24,403                  23,508                 23,417
06/17              23,915                  24,908                  23,933                 25,508
12/17              24,386                  25,461                  24,582                 28,365
06/18              24,657                  25,810                  24,978                 29,278
12/18              23,361                  24,495                  23,623                 26,882
06/19              27,185                  28,595                  27,596                 31,912
12/19              28,889                  30,482                  29,412                 35,221
06/20              23,516                  24,892                  23,241                 33,995

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             130             0              0            0
01/01/16 - 12/31/16             156             0              0            0
01/01/17 - 12/31/17             106             0              0            0
01/01/18 - 12/31/18              86             3              1            0
01/01/19 - 12/31/19             178             0              0            0
01/01/20 - 06/30/20              42             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             122             0              0            0
01/01/16 - 12/31/16              96             0              0            0
01/01/17 - 12/31/17             145             0              0            0
01/01/18 - 12/31/18             160             0              1            0
01/01/19 - 12/31/19              74             0              0            0
01/01/20 - 06/30/20              81             1              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW)

The First Trust Water ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Clean Edge Water Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization companies that derive a substantial portion of their revenues from the potable water and wastewater industries. The Fund's shares are listed for trading on the NYSE Arca. The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the changes are made public. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                      6/30/20     6/30/20    6/30/20    6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                    -6.72%      2.31%     13.08%      13.14%       8.96%       84.88%     243.68%      208.91%
Market Value                           -6.78%      2.25%     13.07%      13.15%       8.95%       84.84%     243.87%      208.73%

INDEX PERFORMANCE
ISE Clean Edge Water Index             -6.27%      3.10%     13.68%      13.84%       9.64%       89.89%     265.65%      235.20%
Russell 3000(R) Index                  -3.48%      6.53%     10.03%      13.72%       7.79%       61.30%     261.80%      168.14%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Industrials                                   52.08%
Utilities                                     23.10
Health Care                                   14.67
Materials                                      5.44
Information Technology                         4.71
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
IDEXX Laboratories, Inc.                       5.19%
Danaher Corp.                                  4.89
Agilent Technologies, Inc.                     4.59
Roper Technologies, Inc.                       4.42
Ecolab, Inc.                                   4.41
IDEX Corp.                                     4.27
A.O. Smith Corp.                               4.17
American Water Works Co., Inc.                 4.16
Essential Utilities, Inc.                      3.93
Advanced Drainage Systems, Inc.                3.54
                                             -------
   Total                                      43.57%
                                             =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Clean Edge Water Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE Clean Edge Water Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST WATER ETF (FIW) (CONTINUED)

         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
              DECEMBER 31, 2009 - JUNE 30, 2020

            First Trust     ISE Clean Edge     Russell 3000(R)
             Water ETF       Water Index            Index
12/09         $10,000          $10,000             $10,000
06/10           9,440            9,470               9,395
12/10          11,949           12,037              11,693
06/11          12,508           12,646              12,436
12/11          11,277           11,441              11,813
06/12          12,396           12,627              12,914
12/12          14,304           14,618              13,752
06/13          15,318           15,720              15,686
12/13          18,726           19,281              18,367
06/14          19,260           19,884              19,642
12/14          18,794           19,466              20,673
06/15          17,550           18,232              21,074
12/15          16,950           17,665              20,773
06/16          19,898           20,809              21,525
12/16          22,409           23,498              23,417
06/17          24,466           25,667              25,508
12/17          27,842           29,294              28,365
06/18          27,619           29,083              29,278
12/18          25,365           26,777              26,877
06/19          31,709           33,578              31,906
12/19          34,778           36,932              35,215
06/20          32,441           34,616              33,990

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             133             0              0            0
01/01/16 - 12/31/16             152             0              0            0
01/01/17 - 12/31/17             184             0              0            0
01/01/18 - 12/31/18             177             5              1            1
01/01/19 - 12/31/19             216             0              0            0
01/01/20 - 06/30/20              54             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             119             0              0            0
01/01/16 - 12/31/16             100             0              0            0
01/01/17 - 12/31/17              67             0              0            0
01/01/18 - 12/31/18              65             1              0            1
01/01/19 - 12/31/19              35             0              1            0
01/01/20 - 06/30/20              71             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG)

The First Trust Natural Gas ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-Revere Natural Gas(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks, depositary receipts and master limited partnership ("MLP") units that comprise the Index. The Index is designed to track the performance of mid and large capitalization companies that derive a substantial portion of their revenue from mid-stream activities and/or the exploration and production of natural gas. The Fund's shares are listed for trading on the NYSE Arca. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                      6/30/20     6/30/20    6/30/20    6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                   -36.58%     -46.54%    -29.31%    -19.56%      -16.89%      -82.35%    -88.66%      -91.21%
Market Value                          -36.67%     -46.57%    -29.33%    -19.57%      -16.90%      -82.37%    -88.67%      -91.22%

INDEX PERFORMANCE
ISE-Revere Natural Gas(TM) Index      -39.18%     -48.53%    -29.68%    -19.63%      -16.83%      -82.81%    -88.76%      -91.13%
S&P Composite 1500(R) Energy Index    -36.21%     -37.49%    -10.40%     -0.66%       -2.16%      -42.24%     -6.40%      -24.97%
Russell 3000(R) Index                  -3.48%       6.53%     10.03%     13.72%        7.79%       61.30%    261.80%      168.14%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SUB-INDUSTRY CLASSIFICATION           LONG-TERM INVESTMENTS
-----------------------------------------------------------
Oil & Gas Exploration & Production            79.95%
Oil & Gas Storage & Transportation            14.28
Integrated Oil & Gas                           5.77
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Occidental Petroleum Corp.                     5.77%
Western Midstream Partners, L.P.               4.59
Apache Corp.                                   4.46
Pioneer Natural Resources Co.                  4.23
ConocoPhillips                                 4.18
EOG Resources, Inc.                            4.06
Marathon Oil Corp.                             3.96
Hess Corp.                                     3.89
Diamondback Energy, Inc.                       3.45
DCP Midstream, L.P.                            3.38
                                             -------
   Total                                      41.97%
                                             =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-Revere Natural Gas(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE-Revere Natural Gas(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NATURAL GAS ETF (FCG) (CONTINUED)

                                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                          DECEMBER 31, 2009 - JUNE 30, 2020

            First Trust Natural         ISE-Revere Natural          Russell 3000(R)             S&P Composite 1500(R)
                  Gas ETF                 Gas(TM) Index                  Index                      Energy Index
12/09             $10,000                    $10,000                    $10,000                        $10,000
06/10               8,707                      8,751                      9,395                          8,816
12/10              11,222                     11,372                     11,693                         12,137
06/11              12,368                     12,579                     12,436                         13,532
12/11              10,455                     10,670                     11,813                         12,613
06/12               9,464                      9,688                     12,914                         12,242
12/12               9,043                      9,289                     13,752                         13,160
06/13               9,312                      9,582                     15,686                         14,439
12/13              11,317                     11,679                     18,367                         16,502
06/14              13,715                     14,185                     19,642                         18,641
12/14               6,563                      6,771                     20,673                         14,989
06/15               5,595                      5,722                     21,074                         14,286
12/15               2,684                      2,730                     20,773                         11,680
06/16               2,977                      3,020                     21,525                         13,499
12/16               3,207                      3,269                     23,417                         14,869
06/17               2,555                      2,613                     25,508                         12,814
12/17               2,837                      2,913                     28,365                         14,564
06/18               2,928                      3,016                     29,278                         15,646
12/18               1,851                      1,907                     26,877                         11,752
06/19               1,847                      1,910                     31,906                         13,196
12/19               1,557                      1,616                     35,215                         12,932
06/20                 987                        983                     33,990                          8,249

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             155             1              0            0
01/01/16 - 12/31/16             156             6              1            0
01/01/17 - 12/31/17             116             0              0            0
01/01/18 - 12/31/18             104             6              2            0
01/01/19 - 12/31/19             158             1              0            0
01/01/20 - 06/30/20              65             2              1            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              93             3              0            0
01/01/16 - 12/31/16              88             1              0            0
01/01/17 - 12/31/17             135             0              0            0
01/01/18 - 12/31/18             137             2              0            0
01/01/19 - 12/31/19              93             0              0            0
01/01/20 - 06/30/20              54             1              1            1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI)

The First Trust Chindia ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia(TM) Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks and depositary receipts that comprise the Index. The Index is a modified market capitalization weighted index designed to track the performance of U.S. listed securities issued by small, mid and large capitalization companies domiciled in China or India. The Fund's shares are listed for trading on the NYSE Arca. The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was May 11, 2007.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                      6/30/20     6/30/20    6/30/20    6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                     2.43%     13.68%      7.05%       8.25%       6.64%       40.59%     120.89%      132.83%
Market Value                            2.30%     13.54%      7.01%       8.23%       6.63%       40.29%     120.47%      132.48%

INDEX PERFORMANCE
ISE ChIndia(TM) Index                   2.75%     14.27%      7.62%       8.76%       7.20%       44.36%     131.58%      149.30%
Russell 3000(R) Index                  -3.48%      6.53%     10.03%      13.72%       7.79%       61.30%     261.80%      168.14%
MSCI Emerging Markets Index            -9.78%     -3.39%      2.86%       3.27%       2.43%       15.14%      37.97%       37.15%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Consumer Discretionary                        38.06%
Communication Services                        22.69
Financials                                    15.05
Information Technology                        13.46
Health Care                                    5.53
Materials                                      2.07
Energy                                         1.75
Industrials                                    1.39
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
COUNTRY ALLOCATION(1)                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
China                                          61.0%
India                                          38.4
Hong Kong                                       0.6
                                             -------
   Total                                     100.00%
                                             =======

(1) Calculated based on country of risk.

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
NetEase, Inc., ADR                             7.07%
JD.com, Inc., ADR                              6.99
HDFC Bank Ltd., ADR                            6.85
ICICI Bank Ltd., ADR                           6.73
Infosys Ltd., ADR                              6.69
Alibaba Group Holding Ltd., ADR                6.56
Pinduoduo, Inc., ADR                           4.63
TAL Education Group, ADR                       4.36
Tata Motors Ltd., ADR                          4.15
WNS (Holdings) Ltd., ADR                       4.10
                                             -------
   Total                                      58.13%
                                             =======

-----------------------------
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia(TM) Index" are trademarks of the International Securities Exchange, LLC and have been licensed for use for certain purposes by First Trust. The Fund, based on the ISE ChIndia(TM) Index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange, LLC and the International Securities Exchange, LLC makes no representation regarding the advisability of trading in such product.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CHINDIA ETF (FNI) (CONTINUED)

                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  DECEMBER 31, 2009 - JUNE 30, 2020

            First Trust            ISE ChIndia(TM)            Russell 3000(R)            MSCI Emerging
            Chindia ETF                 Index                      Index                 Markets Index
12/09         $10,000                  $10,000                    $10,000                   $10,000
06/10           9,727                    9,761                      9,395                     9,383
12/10          11,846                   11,944                     11,693                    11,887
06/11          12,040                   12,208                     12,436                    11,992
12/11           8,764                    8,858                     11,813                     9,698
06/12           9,292                    9,405                     12,914                    10,079
12/12          10,263                   10,409                     13,752                    11,465
06/13          10,389                   10,568                     15,686                    10,368
12/13          13,937                   14,199                     18,367                    11,166
06/14          14,808                   15,119                     19,642                    11,852
12/14          14,268                   14,590                     20,673                    10,923
06/15          15,282                   15,657                     21,074                    11,245
12/15          14,221                   14,613                     20,773                     9,293
06/16          13,703                   14,119                     21,525                     9,889
12/16          13,915                   14,390                     23,417                    10,333
06/17          17,863                   18,518                     25,508                    12,237
12/17          20,505                   21,296                     28,365                    14,185
06/18          20,109                   20,932                     29,278                    13,240
12/18          16,264                   16,980                     26,877                    12,116
06/19          18,899                   19,780                     31,906                    13,400
12/19          20,974                   21,999                     35,215                    14,350
06/20          21,484                   22,604                     33,990                    12,947

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             147             0              0            0
01/01/16 - 12/31/16             132             0              0            0
01/01/17 - 12/31/17             189             0              0            0
01/01/18 - 12/31/18             143             1              0            1
01/01/19 - 12/31/19              83             0              0            0
01/01/20 - 06/30/20              29             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
QUARTER ENDED               0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             105             0              0            0
01/01/16 - 12/31/16             120             0              0            0
01/01/17 - 12/31/17              62             0              0            0
01/01/18 - 12/31/18             105             1              0            0
01/01/19 - 12/31/19             169             0              0            0
01/01/20 - 06/30/20              96             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

The First Trust NASDAQ(R) ABA Community Bank Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ OMX(R) ABA Community Bank Index(SM) (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is designed to track the performance of small, mid and large capitalization companies that comprise the community banking industry. The Fund's shares are listed for trading on the Nasdaq. The Index is rebalanced quarterly and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The first day of secondary market trading in shares of the Fund was July 1, 2009.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended      (6/29/09)      Ended      Ended      (6/29/09)
                                      6/30/20     6/30/20    6/30/20    6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                   -30.64%     -24.10%    -0.47%       6.33%        7.03%      -2.33%      84.72%      111.27%
Market Value                          -30.64%     -24.11%    -0.48%       6.30%        7.03%      -2.39%      84.15%      111.17%

INDEX PERFORMANCE
NASDAQ OMX(R) ABA Community
   Bank Index(SM)                     -30.40%     -23.60%     0.15%       7.01%        7.72%       0.74%      96.92%      126.54%
S&P Composite 1500(R) Financials
   Index                              -23.82%     -14.69%     5.29%       9.69%       10.37%      29.40%     152.23%      196.20%
Russell 3000(R) Index                  -3.48%       6.53%    10.03%      13.72%       13.82%      61.30%     261.80%      315.52%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
-----------------------------------------------------------
Banks                                         88.36%
Thrifts & Mortgage Finance                    11.31
IT Services                                    0.33
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Commerce Bancshares, Inc.                      3.88%
First Financial Bankshares, Inc.               2.40
TFS Financial Corp.                            2.35
BOK Financial Corp.                            2.32
First Citizens BancShares, Inc., Class A       2.17
United Bankshares, Inc.                        2.10
Glacier Bancorp, Inc.                          1.97
Popular, Inc.                                  1.87
Pinnacle Financial Partners, Inc.              1.87
Valley National Bancorp                        1.85
                                             -------
   Total                                      22.78%
                                             =======

-----------------------------
Nasdaq(R), OMX(R), Nasdaq OMX(R), and NASDAQ OMX(R) ABA Community Bank Index(SM) are trademarks of Nasdaq, Inc. ("Nasdaq") and American Bankers Association ("ABA") (Nasdaq and ABA, collectively with their affiliates, are referred to as the "Corporations") and are licensed for use by First Trust. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA) (CONTINUED)

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   DECEMBER 31, 2009 - JUNE 30, 2020

             First Trust
            NASDAQ(R) ABA          NASDAQ OMX(R)
            Community Bank         ABA Community          S&P Composite 1500(R)         Russell 3000(R)
              Index Fund           Bank Index(SM)           Financials Index                 Index
12/09          $10,000                $10,000                    $10,000                    $10,000
06/10           10,140                 10,165                      9,696                      9,395
12/10           11,278                 11,350                     11,329                     11,693
06/11           11,100                 11,210                     11,080                     12,436
12/11           10,548                 10,686                      9,629                     11,813
06/12           11,596                 11,789                     10,921                     12,914
12/12           11,974                 12,208                     12,225                     13,752
06/13           14,189                 14,514                     14,518                     15,686
12/13           17,111                 17,559                     16,413                     18,367
06/14           17,106                 17,608                     17,262                     19,642
12/14           17,576                 18,145                     18,857                     20,673
06/15           19,181                 19,865                     18,900                     21,074
12/15           18,962                 19,692                     18,722                     20,773
06/16           18,640                 19,416                     18,419                     21,525
12/16           26,087                 27,270                     23,269                     23,417
06/17           25,179                 26,403                     24,719                     25,508
12/17           26,231                 27,596                     28,133                     28,365
06/18           27,571                 29,092                     27,182                     29,278
12/18           21,996                 23,268                     24,467                     26,877
06/19           24,684                 26,197                     28,670                     31,906
12/19           27,012                 28,760                     32,102                     35,215
06/20           18,735                 20,017                     24,455                     33,990

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             137             5              0            0
01/01/16 - 12/31/16             133             0              0            0
01/01/17 - 12/31/17             128             5              0            0
01/01/18 - 12/31/18             125            12              0            0
01/01/19 - 12/31/19              34             0              0            0
01/01/20 - 06/30/20              22             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             110             0              0            0
01/01/16 - 12/31/16             119             0              0            0
01/01/17 - 12/31/17             116             1              1            0
01/01/18 - 12/31/18             106             7              1            0
01/01/19 - 12/31/19             218             0              0            0
01/01/20 - 06/30/20             103             0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2020 (UNAUDITED)

As a shareholder of First Trust NASDAQ-100 Equal Weighted Index Fund, First Trust NASDAQ-100-Technology Sector Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index Fund, First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund, First Trust S&P REIT Index Fund, First Trust Water ETF, First Trust Natural Gas ETF, First Trust Chindia ETF or First Trust NASDAQ(R)ABA Community Bank Index Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2020.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2020      JUNE 30, 2020       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX
   FUND (QQEW)
Actual                                               $1,000.00           $1,085.40            0.58%              $3.01
Hypothetical (5% return before expenses)             $1,000.00           $1,021.98            0.58%              $2.92

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX
   FUND (QTEC)
Actual                                               $1,000.00           $1,095.30            0.57%              $2.97
Hypothetical (5% return before expenses)             $1,000.00           $1,022.03            0.57%              $2.87

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR
   INDEX FUND (QQXT)
Actual                                               $1,000.00           $1,078.20            0.60%              $3.10
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY
   INDEX FUND (QCLN)
Actual                                               $1,000.00           $1,197.50            0.60%              $3.28
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02

FIRST TRUST S&P REIT INDEX FUND (FRI)
Actual                                               $1,000.00           $  814.00            0.50%              $2.26
Hypothetical (5% return before expenses)             $1,000.00           $1,022.38            0.50%              $2.51

FIRST TRUST WATER ETF (FIW)
Actual                                               $1,000.00           $  932.80            0.54%              $2.60
Hypothetical (5% return before expenses)             $1,000.00           $1,022.18            0.54%              $2.72

FIRST TRUST EXCHANGE-TRADED FUND

JUNE 30, 2020 (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2020      JUNE 30, 2020       PERIOD (a)         PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NATURAL GAS ETF (FCG)
Actual                                               $1,000.00           $  634.20            0.60%              $2.44
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02

FIRST TRUST CHINDIA ETF (FNI)
Actual                                               $1,000.00           $1,024.30            0.60%              $3.02
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK
   INDEX FUND (QABA)
Actual                                               $1,000.00           $  693.60            0.60%              $2.53
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88            0.60%              $3.02


(a) These expense ratios reflect an expense cap for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2020 through June 30, 2020), multiplied by 182/366 (to reflect the six-month period).

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AUTOMOBILES -- 1.1%
       8,419 Tesla, Inc. (a)                   $    9,090,920
                                               --------------
             BEVERAGES -- 2.0%
     120,239 Monster Beverage Corp. (a)             8,334,968
      64,186 PepsiCo, Inc.                          8,489,240
                                               --------------
                                                   16,824,208
                                               --------------
             BIOTECHNOLOGY -- 8.8%
      70,602 Alexion Pharmaceuticals, Inc. (a)      7,924,368
      35,301 Amgen, Inc.                            8,326,094
      31,094 Biogen, Inc. (a)                       8,319,200
      67,889 BioMarin Pharmaceutical, Inc. (a)      8,373,429
     108,769 Gilead Sciences, Inc.                  8,368,687
      79,946 Incyte Corp. (a)                       8,311,986
      13,086 Regeneron Pharmaceuticals,
                Inc. (a)                            8,161,084
      49,593 Seattle Genetics, Inc. (a)             8,426,842
      28,732 Vertex Pharmaceuticals, Inc. (a)       8,341,187
                                               --------------
                                                   74,552,877
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 2.0%
      31,190 Cintas Corp.                           8,307,769
      99,826 Copart, Inc. (a)                       8,312,511
                                               --------------
                                                   16,620,280
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 1.0%
     185,930 Cisco Systems, Inc.                    8,671,775
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.9%
     181,877 Liberty Global PLC, Class A (a)        3,975,831
     185,357 Liberty Global PLC, Class C (a)        3,987,029
                                               --------------
                                                    7,962,860
                                               --------------
             ELECTRIC UTILITIES -- 1.9%
     224,523 Exelon Corp.                           8,147,940
     131,641 Xcel Energy, Inc.                      8,227,562
                                               --------------
                                                   16,375,502
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.0%
      72,051 CDW Corp.                              8,370,885
                                               --------------
             ENTERTAINMENT -- 5.0%
     110,033 Activision Blizzard, Inc.              8,351,505
      64,723 Electronic Arts, Inc. (a)              8,546,672
      20,392 NetEase, Inc., ADR                     8,755,917
      18,572 Netflix, Inc. (a)                      8,451,003
      59,087 Take-Two Interactive Software,
                Inc. (a)                            8,246,772
                                               --------------
                                                   42,351,869
                                               --------------
             FOOD & STAPLES RETAILING -- 2.0%
      28,097 Costco Wholesale Corp.                 8,519,292
     190,944 Walgreens Boots Alliance, Inc.         8,094,116
                                               --------------
                                                   16,613,408
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             FOOD PRODUCTS -- 1.9%
     251,683 Kraft Heinz (The) Co.             $    8,026,171
     160,319 Mondelez International, Inc.,
                Class A                             8,197,110
                                               --------------
                                                   16,223,281
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 4.1%
      32,296 Align Technology, Inc. (a)             8,863,314
      20,584 DexCom, Inc. (a)                       8,344,754
      26,778 IDEXX Laboratories, Inc. (a)           8,841,024
      14,342 Intuitive Surgical, Inc. (a)           8,172,502
                                               --------------
                                                   34,221,594
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.9%
     115,146 Cerner Corp.                           7,893,258
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.9%
      93,960 Marriott International, Inc.,
                Class A                             8,055,191
     111,755 Starbucks Corp.                        8,224,050
                                               --------------
                                                   16,279,241
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 2.9%
       2,957 Alphabet, Inc., Class A (a)            4,193,174
       2,943 Alphabet, Inc., Class C (a)            4,160,255
      68,462 Baidu, Inc., ADR (a)                   8,207,909
      35,288 Facebook, Inc., Class A (a)            8,012,846
                                               --------------
                                                   24,574,184
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 7.1%
       3,150 Amazon.com, Inc. (a)                   8,690,283
       5,179 Booking Holdings, Inc. (a)             8,246,729
     174,495 eBay, Inc.                             9,152,263
     102,685 Expedia Group, Inc.                    8,440,707
     143,696 JD.com, Inc., ADR (a)                  8,647,625
       8,842 MercadoLibre, Inc. (a)                 8,716,178
     324,090 Trip.com Group Ltd., ADR (a)           8,400,413
                                               --------------
                                                   60,294,198
                                               --------------
             IT SERVICES -- 6.1%
      56,553 Automatic Data Processing, Inc.        8,420,176
     155,583 Cognizant Technology Solutions
                Corp., Class A                      8,840,226
      84,221 Fiserv, Inc. (a)                       8,221,654
     113,916 Paychex, Inc.                          8,629,137
      51,268 PayPal Holdings, Inc. (a)              8,932,424
      41,052 VeriSign, Inc. (a)                     8,490,785
                                               --------------
                                                   51,534,402
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.0%
      22,850 Illumina, Inc. (a)                     8,462,498
                                               --------------
             MACHINERY -- 1.0%
     112,411 PACCAR, Inc.                           8,413,963
                                               --------------


                        See Notes to Financial Statements                Page 25

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MEDIA -- 3.9%
      15,701 Charter Communications, Inc.,
                Class A (a)                    $    8,008,138
     215,508 Comcast Corp., Class A                 8,400,502
     148,770 Fox Corp., Class A                     3,990,011
     151,444 Fox Corp., Class B                     4,064,757
   1,413,817 Sirius XM Holdings, Inc.               8,299,106
                                               --------------
                                                   32,762,514
                                               --------------
             MULTILINE RETAIL -- 1.0%
      94,891 Dollar Tree, Inc. (a)                  8,794,498
                                               --------------
             PROFESSIONAL SERVICES -- 2.0%
      11,857 CoStar Group, Inc. (a)                 8,426,414
      51,322 Verisk Analytics, Inc.                 8,735,005
                                               --------------
                                                   17,161,419
                                               --------------
             ROAD & RAIL -- 1.0%
     123,935 CSX Corp.                              8,643,227
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 17.1%
     155,382 Advanced Micro Devices, Inc. (a)       8,174,647
      70,114 Analog Devices, Inc.                   8,598,781
     138,250 Applied Materials, Inc.                8,357,213
      23,363 ASML Holding N.V.                      8,598,285
      27,831 Broadcom, Inc.                         8,783,742
     141,334 Intel Corp.                            8,456,013
      43,637 KLA Corp.                              8,486,524
      26,729 Lam Research Corp.                     8,645,762
     139,394 Maxim Integrated Products, Inc.        8,448,670
      81,453 Microchip Technology, Inc.             8,577,815
     165,775 Micron Technology, Inc. (a)            8,540,728
      22,746 NVIDIA Corp.                           8,641,433
      71,854 NXP Semiconductors N.V.                8,194,230
      94,881 QUALCOMM, Inc.                         8,654,096
      66,167 Skyworks Solutions, Inc.               8,460,113
      67,473 Texas Instruments, Inc.                8,567,047
      88,253 Xilinx, Inc.                           8,683,213
                                               --------------
                                                  144,868,312
                                               --------------
             SOFTWARE -- 13.4%
      19,687 Adobe, Inc. (a)                        8,569,948
      29,924 ANSYS, Inc. (a)                        8,729,729
      35,432 Autodesk, Inc. (a)                     8,474,980
      91,690 Cadence Design Systems, Inc. (a)       8,798,573
      78,297 Check Point Software
                Technologies Ltd. (a)               8,411,447
      58,274 Citrix Systems, Inc.                   8,619,307
      52,201 DocuSign, Inc. (a)                     8,989,534
      29,430 Intuit, Inc.                           8,716,872
      43,179 Microsoft Corp.                        8,787,358
      45,022 Splunk, Inc. (a)                       8,945,871
      45,684 Synopsys, Inc. (a)                     8,908,380
      45,905 Workday, Inc., Class A (a)             8,600,761
      34,608 Zoom Video Communications,
                Inc., Class A (a)                   8,774,512
                                               --------------
                                                  113,327,272
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SPECIALTY RETAIL -- 2.9%
      19,959 O'Reilly Automotive, Inc. (a)     $    8,416,111
      90,305 Ross Stores, Inc.                      7,697,598
      39,711 Ulta Beauty, Inc. (a)                  8,078,012
                                               --------------
                                                   24,191,721
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.0%
      24,095 Apple, Inc.                            8,789,856
     191,160 NetApp, Inc.                           8,481,769
     189,825 Western Digital Corp.                  8,380,774
                                               --------------
                                                   25,652,399
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 1.1%
      28,335 Lululemon Athletica, Inc. (a)          8,840,803
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 1.0%
     202,630 Fastenal Co.                           8,680,669
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.0%
      78,825 T-Mobile US, Inc. (a)                  8,209,624
                                               --------------
             TOTAL INVESTMENTS -- 100.0%          846,463,661
             (Cost $723,908,384) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                    69,110
                                               --------------
             NET ASSETS -- 100.0%              $  846,532,771
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $156,207,969 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $33,652,692. The net unrealized appreciation was $122,555,277.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2         LEVEL 3
                      LEVEL 1         SIGNIFICANT     SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $  846,463,661   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


Page 26                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             COMMUNICATIONS EQUIPMENT -- 2.5%
   1,398,390 Cisco Systems, Inc.               $   65,220,910
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 2.4%
     541,881 CDW Corp.                             62,955,735
                                               --------------
             ENTERTAINMENT -- 2.5%
     153,378 NetEase, Inc., ADR                    65,857,446
                                               --------------
             HEALTH CARE TECHNOLOGY -- 2.3%
     866,178 Cerner Corp.                          59,376,502
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 7.0%
      22,242 Alphabet, Inc., Class A (a)           31,540,268
      22,133 Alphabet, Inc., Class C (a)           31,287,430
     514,902 Baidu, Inc., ADR (a)                  61,731,601
     265,408 Facebook, Inc., Class A (a)           60,266,194
                                               --------------
                                                  184,825,493
                                               --------------
             IT SERVICES -- 4.9%
   1,170,106 Cognizant Technology Solutions
                Corp., Class A                     66,485,423
     308,752 VeriSign, Inc. (a)                    63,859,176
                                               --------------
                                                  130,344,599
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 41.3%
   1,168,628 Advanced Micro Devices, Inc. (a)      61,481,519
     527,306 Analog Devices, Inc.                  64,668,808
   1,039,784 Applied Materials, Inc.               62,854,943
     175,715 ASML Holding N.V.                     64,668,391
     209,292 Broadcom, Inc.                        66,054,648
   1,063,001 Intel Corp.                           63,599,350
     328,196 KLA Corp.                             63,827,558
     201,026 Lam Research Corp.                    65,023,870
   1,048,393 Maxim Integrated Products, Inc.       63,543,100
     612,570 Microchip Technology, Inc.            64,509,747
   1,246,738 Micron Technology, Inc. (a)           64,231,942
     171,071 NVIDIA Corp.                          64,991,583
     540,367 NXP Semiconductors N.V.               61,623,453
     713,615 QUALCOMM, Inc.                        65,088,824
     497,629 Skyworks Solutions, Inc.              63,626,844
     507,460 Texas Instruments, Inc.               64,432,196
     663,818 Xilinx, Inc.                          65,313,053
                                               --------------
                                                1,089,539,829
                                               --------------
             SOFTWARE -- 29.8%
     148,076 Adobe, Inc. (a)                       64,458,964
     225,036 ANSYS, Inc. (a)                       65,649,752
     266,480 Autodesk, Inc. (a)                    63,739,351
     689,568 Cadence Design Systems, Inc. (a) 66,170,945 588,887 Check Point Software
                Technologies Ltd. (a)              63,264,131
     438,245 Citrix Systems, Inc.                  64,820,818
     392,597 DocuSign, Inc. (a)                    67,609,129
     221,338 Intuit, Inc.                          65,558,102
     324,745 Microsoft Corp.                       66,088,855
     338,611 Splunk, Inc. (a)                      67,282,006


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SOFTWARE (CONTINUED)
     343,549 Synopsys, Inc. (a)                $   66,992,055
     345,247 Workday, Inc., Class A (a)            64,685,478
                                               --------------
                                                  786,319,586
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 7.3%
     181,217 Apple, Inc.                           66,107,961
   1,437,922 NetApp, Inc.                          63,800,599
   1,427,751 Western Digital Corp.                 63,035,207
                                               --------------
                                                  192,943,767
                                               --------------
             TOTAL INVESTMENTS -- 100.0%        2,637,383,867
             (Cost $2,084,638,575) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.0)%                (191,477)
                                               --------------
             NET ASSETS -- 100.0%              $2,637,192,390
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $599,580,479 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $46,835,187. The net unrealized appreciation was $552,745,292.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2         LEVEL 3
                      LEVEL 1         SIGNIFICANT     SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $2,637,383,867   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 27

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) -- 100.0%
             AUTOMOBILES -- 1.8%
       1,760 Tesla, Inc. (b)                   $    1,900,466
                                               --------------
             BEVERAGES -- 3.4%
      25,141 Monster Beverage Corp. (b)             1,742,774
      13,421 PepsiCo, Inc.                          1,775,062
                                               --------------
                                                    3,517,836
                                               --------------
             BIOTECHNOLOGY -- 15.0%
      14,762 Alexion Pharmaceuticals, Inc. (b)      1,656,887
       7,381 Amgen, Inc.                            1,740,883
       6,501 Biogen, Inc. (b)                       1,739,343
      14,195 BioMarin Pharmaceutical, Inc. (b)      1,750,811
      22,743 Gilead Sciences, Inc.                  1,749,846
      16,716 Incyte Corp. (b)                       1,737,963
       2,736 Regeneron Pharmaceuticals,
                Inc. (b)                            1,706,306
      10,370 Seattle Genetics, Inc. (b)             1,762,070
       6,008 Vertex Pharmaceuticals, Inc. (b)       1,744,183
                                               --------------
                                                   15,588,292
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.3%
       6,522 Cintas Corp.                           1,737,200
      20,873 Copart, Inc. (b)                       1,738,095
                                               --------------
                                                    3,475,295
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.6%
      38,029 Liberty Global PLC, Class A (b)          831,314
      38,757 Liberty Global PLC, Class C (b)          833,663
                                               --------------
                                                    1,664,977
                                               --------------
             ELECTRIC UTILITIES -- 3.3%
      46,946 Exelon Corp.                           1,703,670
      27,525 Xcel Energy, Inc.                      1,720,313
                                               --------------
                                                    3,423,983
                                               --------------
             ENTERTAINMENT -- 6.8%
      23,007 Activision Blizzard, Inc.              1,746,231
      13,533 Electronic Arts, Inc. (b)              1,787,033
       3,883 Netflix, Inc. (b)                      1,766,920
      12,355 Take-Two Interactive Software,
                Inc. (b)                            1,724,388
                                               --------------
                                                    7,024,572
                                               --------------
             FOOD & STAPLES RETAILING -- 3.3%
       5,875 Costco Wholesale Corp.                 1,781,358
      39,925 Walgreens Boots Alliance, Inc.         1,692,421
                                               --------------
                                                    3,473,779
                                               --------------
             FOOD PRODUCTS -- 3.3%
      52,625 Kraft Heinz (The) Co.                  1,678,211
      33,522 Mondelez International, Inc.,
                Class A                             1,713,980
                                               --------------
                                                    3,392,191
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 6.9%
       6,753 Align Technology, Inc. (b)             1,853,293
       4,304 DexCom, Inc. (b)                       1,744,842


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES (CONTINUED)
       5,599 IDEXX Laboratories, Inc. (b)      $    1,848,566
       2,999 Intuitive Surgical, Inc. (b)           1,708,920
                                               --------------
                                                    7,155,621
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.3%
      19,646 Marriott International, Inc.,
                Class A                             1,684,252
      23,367 Starbucks Corp.                        1,719,577
                                               --------------
                                                    3,403,829
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 12.2%
         659 Amazon.com, Inc. (b)                   1,818,062
       1,083 Booking Holdings, Inc. (b)             1,724,504
      36,486 eBay, Inc.                             1,913,691
      21,471 Expedia Group, Inc.                    1,764,916
      30,046 JD.com, Inc., ADR (b)                  1,808,168
       1,849 MercadoLibre, Inc. (b)                 1,822,689
      67,765 Trip.com Group Ltd., ADR (b)           1,756,469
                                               --------------
                                                   12,608,499
                                               --------------
             IT SERVICES -- 6.9%
      11,825 Automatic Data Processing, Inc.        1,760,624
      17,610 Fiserv, Inc. (b)                       1,719,088
      23,819 Paychex, Inc.                          1,804,289
      10,720 PayPal Holdings, Inc. (b)              1,867,746
                                               --------------
                                                    7,151,747
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.7%
       4,778 Illumina, Inc. (b)                     1,769,532
                                               --------------
             MACHINERY -- 1.7%
      23,504 PACCAR, Inc.                           1,759,274
                                               --------------
             MEDIA -- 6.6%
       3,283 Charter Communications, Inc.,
                Class A (b)                         1,674,461
      45,061 Comcast Corp., Class A                 1,756,478
      31,107 Fox Corp., Class A                       834,290
      31,666 Fox Corp., Class B                       849,916
     295,620 Sirius XM Holdings, Inc.               1,735,289
                                               --------------
                                                    6,850,434
                                               --------------
             MULTILINE RETAIL -- 1.8%
      19,841 Dollar Tree, Inc. (b)                  1,838,864
                                               --------------
             PROFESSIONAL SERVICES -- 3.5%
       2,479 CoStar Group, Inc. (b)                 1,761,751
      10,731 Verisk Analytics, Inc.                 1,826,416
                                               --------------
                                                    3,588,167
                                               --------------
             ROAD & RAIL -- 1.7%
      25,914 CSX Corp.                              1,807,242
                                               --------------
             SOFTWARE -- 1.8%
       7,236 Zoom Video Communications, Inc.,
                Class A (b)                         1,834,615
                                               --------------


Page 28                 See Notes to Financial Statements

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (a) (CONTINUED)
             SPECIALTY RETAIL -- 4.9%
       4,173 O'Reilly Automotive, Inc. (b)     $    1,759,629
      18,882 Ross Stores, Inc.                      1,609,502
       8,303 Ulta Beauty, Inc. (b)                  1,688,996
                                               --------------
                                                    5,058,127
                                               --------------
             TEXTILES, APPAREL & LUXURY
                GOODS -- 1.8%
       5,925 Lululemon Athletica, Inc. (b)          1,848,659
                                               --------------
             TRADING COMPANIES &
                DISTRIBUTORS -- 1.7%
      42,369 Fastenal Co.                           1,815,088
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.7%
      16,482 T-Mobile US, Inc. (b)                  1,716,600
                                               --------------

             TOTAL COMMON STOCKS -- 100.0%        103,667,689
             (Cost $82,864,004)                --------------

             MONEY MARKET FUNDS -- 0.1%
      86,055 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.06% (c)                      86,055
             (Cost $86,055)                    --------------

             TOTAL INVESTMENTS -- 100.1%          103,753,744
             (Cost $82,950,059) (d)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.1)%                 (66,839)
                                               --------------
             NET ASSETS -- 100.0%              $  103,686,905
                                               ==============

(a) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, which is maintained by FTSE International Limited.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of June 30, 2020.

(d) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $25,175,341 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $4,371,656. The net unrealized appreciation was $20,803,685.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                      LEVEL 1         SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $  103,667,689   $           --   $           --
Money Market
   Funds                   86,055               --               --
                   ------------------------------------------------
Total Investments  $  103,753,744   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 29

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AUTOMOBILES -- 14.1%
   1,483,790 NIO, Inc., ADR (a) (b)            $   11,454,859
      21,335 Tesla, Inc. (b)                       23,037,746
                                               --------------
                                                   34,492,605
                                               --------------
             CHEMICALS -- 7.5%
     189,120 Albemarle Corp.                       14,601,955
     278,662 Livent Corp. (a) (b)                   1,716,558
      79,291 Sociedad Quimica y Minera de
                Chile S.A., ADR                     2,067,117
                                               --------------
                                                   18,385,630
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.6%
      56,362 Ameresco, Inc., Class A (b)            1,565,736
                                               --------------
             ELECTRICAL EQUIPMENT -- 16.6%
      75,563 Acuity Brands, Inc.                    7,234,402
      42,998 American Superconductor
                Corp. (b)                             349,574
     464,406 Ballard Power Systems,
                Inc. (a) (b)                        7,151,853
     179,181 Bloom Energy Corp.,
                Class A (a) (b)                     1,949,489
      80,648 EnerSys                                5,192,118
     402,139 FuelCell Energy, Inc. (a) (b)            908,834
      49,930 LSI Industries, Inc.                     323,047
     618,135 Plug Power, Inc. (a) (b)               5,074,888
     229,368 Sunrun, Inc. (b)                       4,523,137
      67,215 TPI Composites, Inc. (b)               1,570,815
      55,096 Vicor Corp. (b)                        3,964,157
     237,640 Vivint Solar, Inc. (b)                 2,352,636
                                               --------------
                                                   40,594,950
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 5.3%
      76,634 Itron, Inc. (b)                        5,077,002
      46,274 Littelfuse, Inc.                       7,895,733
                                               --------------
                                                   12,972,735
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 19.5%
     193,670 Atlantica Sustainable
                Infrastructure PLC                  5,635,797
     318,438 Brookfield Renewable Partners,
                L.P. (c)                           15,253,180
     151,214 Clearway Energy, Inc., Class C         3,486,995
     124,909 NextEra Energy Partners,
                L.P. (c) (d)                        6,405,333
      97,284 Ormat Technologies, Inc.               6,176,561
     160,169 Sunnova Energy International,
                Inc. (b)                            2,734,085
     431,786 TerraForm Power, Inc., Class A         7,962,134
                                               --------------
                                                   47,654,085
                                               --------------
             METALS & MINING -- 0.4%
     171,632 Lithium Americas Corp. (a) (b)           870,174
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 1.6%
     139,015 Hannon Armstrong Sustainable
                Infrastructure Capital, Inc.   $    3,956,367
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 0.7%
      74,432 Renewable Energy Group, Inc. (b)       1,844,425
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 33.7%
      72,940 Advanced Energy Industries,
                Inc. (b)                            4,944,603
     112,542 Canadian Solar, Inc. (b)               2,168,684
     169,067 Cree, Inc. (b)                        10,007,076
      22,143 Daqo New Energy Corp., ADR (b)         1,643,896
     222,728 Enphase Energy, Inc. (b)              10,595,171
     191,078 First Solar, Inc. (b)                  9,458,361
      67,103 JinkoSolar Holding Co., Ltd.,
                ADR (a) (b)                         1,188,394
     540,211 ON Semiconductor Corp. (b)            10,706,982
      56,881 Power Integrations, Inc.               6,719,352
      88,283 SolarEdge Technologies, Inc. (b)      12,251,915
     323,954 SunPower Corp. (a) (b)                 2,481,488
      60,763 Universal Display Corp.                9,091,360
      94,218 Veeco Instruments, Inc. (b)            1,271,001
                                               --------------
                                                   82,528,283
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        244,864,990
             (Cost $197,141,312)               --------------

             MONEY MARKET FUNDS -- 10.4%
  25,525,789 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.13% (e) (f)                      25,525,789
             (Cost $25,525,789)                --------------

             TOTAL INVESTMENTS -- 110.4%          270,390,779
             (Cost $222,667,101) (g)

             NET OTHER ASSETS AND
                LIABILITIES -- (10.4)%            (25,523,151)
                                               --------------
             NET ASSETS -- 100.0%              $  244,867,628
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $25,930,340 and the total value of the collateral held by the Fund is $25,525,789.

(b)   Non-income producing security.

(c)   Security is a Master Limited Partnership ("MLP").

(d) NextEra Energy Partners, L.P. is taxed as a "C" corporation for federal income tax purposes.

(e)   Rate shown reflects yield as of June 30, 2020.

(f)   This security serves as collateral for securities on loan.


Page 30                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

JUNE 30, 2020 (UNAUDITED)

(g) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $56,211,412 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $8,487,734. The net unrealized appreciation was $47,723,678.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                        LEVEL 2          LEVEL 3
                      LEVEL 1         SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $  244,864,990   $           --   $           --
Money Market
   Funds               25,525,789               --               --
                   ------------------------------------------------
Total Investments  $  270,390,779   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   25,930,340
Non-cash Collateral(2)                            (25,525,789)
                                               --------------
Net Amount                                     $      404,551
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) The collateral requirements are determined at the beginning of each business day based on the market value of the loaned securities from the end of the prior day. On June 30, 2020, the last business day of the period, there was sufficient collateral based on the end of day market value from the prior business day; however, as a result of market movement from June 29 to June 30, the value of the related securities loaned was above the collateral value received. See Note 2D -- Securities Lending in the Notes to Financial Statements.


                        See Notes to Financial Statements                Page 31

FIRST TRUST S&P REIT INDEX FUND (FRI)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.7%
             DIVERSIFIED REITS -- 4.4%
       4,947 American Assets Trust, Inc.       $      137,724
      49,537 Colony Capital, Inc.                     118,889
      14,905 Empire State Realty Trust, Inc.,
                Class A                               104,335
       9,470 Essential Properties Realty
                Trust, Inc.                           140,535
       3,493 Gladstone Commercial Corp.                65,494
       9,210 Global Net Lease, Inc.                   154,083
       1,597 One Liberty Properties, Inc.              28,139
       2,065 PS Business Parks, Inc.                  273,406
      22,905 STORE Capital Corp.                      545,368
     110,958 VEREIT, Inc.                             713,460
       8,474 Washington Real Estate Investment
                Trust                                 188,123
      17,748 WP Carey, Inc.                         1,200,652
                                               --------------
                                                    3,670,208
                                               --------------
             HEALTH CARE REITS -- 11.4%
       9,853 CareTrust REIT, Inc.                     169,078
       2,120 Community Healthcare Trust, Inc.          86,708
      24,490 Diversified Healthcare Trust             108,368
       4,124 Global Medical REIT, Inc.                 46,725
      13,890 Healthcare Realty Trust, Inc.            406,838
      22,491 Healthcare Trust of America,
                Inc., Class A                         596,461
      55,412 Healthpeak Properties, Inc.            1,527,155
       4,037 LTC Properties, Inc.                     152,074
      54,389 Medical Properties Trust, Inc.         1,022,513
       4,596 National Health Investors, Inc.          279,069
       8,532 New Senior Investment Group, Inc.         30,886
      23,358 Omega Healthcare Investors, Inc.         694,433
      20,852 Physicians Realty Trust                  365,327
      21,161 Sabra Health Care REIT, Inc.             305,353
       1,303 Universal Health Realty Income
                Trust                                 103,575
      38,406 Ventas, Inc.                           1,406,428
      42,977 Welltower, Inc.                        2,224,060
                                               --------------
                                                    9,525,051
                                               --------------
             HOTEL & RESORT REITS -- 2.9%
      21,600 Apple Hospitality REIT, Inc.             208,656
       8,981 Ashford Hospitality Trust, Inc.            6,490
       3,139 Braemar Hotels & Resorts, Inc.             8,977
       4,835 Chatham Lodging Trust                     29,590
       4,071 CorePoint Lodging, Inc.                   17,139
      20,511 DiamondRock Hospitality Co.              113,426
       3,706 Hersha Hospitality Trust                  21,347
      72,571 Host Hotels & Resorts, Inc.              783,041
      24,253 Park Hotels & Resorts, Inc.              239,862
      13,461 Pebblebrook Hotel Trust                  183,877
      16,997 RLJ Lodging Trust                        160,452
       5,659 Ryman Hospitality Properties,
                Inc.                                  195,801
      16,941 Service Properties Trust                 120,112
      10,871 Summit Hotel Properties, Inc.             64,465
      22,198 Sunstone Hotel Investors, Inc.           180,914


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOTEL & RESORT REITS (CONTINUED)
      11,680 Xenia Hotels & Resorts, Inc.      $      108,974
                                               --------------
                                                    2,443,123
                                               --------------
             INDUSTRIAL REITS -- 14.7%
      20,618 Americold Realty Trust                   748,433
      37,923 Duke Realty Corp.                      1,342,095
       4,020 EastGroup Properties, Inc.               476,812
      13,095 First Industrial Realty Trust,
                Inc.                                  503,372
       6,711 Industrial Logistics Properties
                Trust                                 137,911
       1,916 Innovative Industrial Properties,
                Inc.                                  168,646
      28,439 Lexington Realty Trust                   300,032
      10,076 Monmouth Real Estate
                Investment Corp.                      146,001
       1,527 Plymouth Industrial REIT, Inc.            19,546
      76,033 Prologis, Inc.                         7,096,160
      12,630 Rexford Industrial Realty, Inc.          523,261
      15,309 STAG Industrial, Inc.                    448,860
       6,969 Terreno Realty Corp.                     366,848
                                               --------------
                                                   12,277,977
                                               --------------
             OFFICE REITS -- 11.0%
      12,991 Alexandria Real Estate Equities,
                Inc.                                2,107,790
      14,875 Boston Properties, Inc.                1,344,402
      17,552 Brandywine Realty Trust                  191,141
       4,897 City Office REIT, Inc.                    49,264
      11,778 Columbia Property Trust, Inc.            154,763
      11,547 Corporate Office Properties Trust        292,601
      15,291 Cousins Properties, Inc.                 456,130
      16,971 Douglas Emmett, Inc.                     520,331
       7,733 Easterly Government Properties,
                Inc.                                  178,787
      12,508 Equity Commonwealth                      402,758
      11,043 Franklin Street Properties Corp.          56,209
      10,694 Highwoods Properties, Inc.               399,207
      15,781 Hudson Pacific Properties, Inc.          397,050
      12,103 JBG SMITH Properties                     357,886
      10,898 Kilroy Realty Corp.                      639,713
       9,326 Mack-Cali Realty Corp.                   142,594
       4,962 Office Properties Income Trust           128,863
      19,632 Paramount Group, Inc.                    151,363
      12,963 Piedmont Office Realty Trust,
                Inc., Class A                         215,315
       7,879 SL Green Realty Corp.                    388,356
      16,329 Vornado Realty Trust                     623,931
                                               --------------
                                                    9,198,454
                                               --------------
             RESIDENTIAL REITS -- 18.6%
      14,166 American Campus Communities,
                Inc.                                  495,243
      26,278 American Homes 4 Rent, Class A           706,878
      15,325 Apartment Investment &
                Management Co., Class A               576,833
      14,487 AvalonBay Communities, Inc.            2,240,270
       2,342 Bluerock Residential Growth
                REIT, Inc.                             18,923


Page 32                 See Notes to Financial Statements

FIRST TRUST S&P REIT INDEX FUND (FRI)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             RESIDENTIAL REITS (CONTINUED)
       1,097 BRT Apartments Corp.              $       11,870
      10,025 Camden Property Trust                    914,481
       1,357 Clipper Realty, Inc.                      10,992
      18,751 Equity LifeStyle Properties, Inc.      1,171,563
      36,010 Equity Residential                     2,118,108
       6,734 Essex Property Trust, Inc.             1,543,231
       5,069 Front Yard Residential Corp.              44,100
       9,750 Independence Realty Trust, Inc.          112,028
       1,252 Investors Real Estate Trust               88,253
      55,978 Invitation Homes, Inc.                 1,541,074
      11,772 Mid-America Apartment
                Communities, Inc.                   1,349,895
       2,251 NexPoint Residential Trust, Inc.          79,573
       4,899 Preferred Apartment Communities,
                Inc., Class A                          37,232
      10,116 Sun Communities, Inc.                  1,372,539
      30,357 UDR, Inc.                              1,134,745
       3,772 UMH Properties, Inc.                      48,772
                                               --------------
                                                   15,616,603
                                               --------------
             RETAIL REITS -- 11.9%
       8,862 Acadia Realty Trust                      115,029
       5,544 Agree Realty Corp.                       364,296
         216 Alexander's, Inc.                         52,034
      11,172 American Finance Trust, Inc.              88,650
      30,518 Brixmor Property Group, Inc.             391,241
      17,983 CBL & Associates Properties,
                Inc. (a)                                4,902
       8,890 Cedar Realty Trust, Inc.                   8,801
       7,241 Federal Realty Investment Trust          617,006
       3,537 Getty Realty Corp.                       104,978
      44,526 Kimco Realty Corp.                       571,714
       8,659 Kite Realty Group Trust                   99,925
      11,969 Macerich (The) Co.                       107,362
      17,703 National Retail Properties, Inc.         628,102
       6,252 Pennsylvania Real Estate
                Investment Trust                        8,503
      35,353 Realty Income Corp.                    2,103,504
      17,462 Regency Centers Corp.                    801,331
      11,978 Retail Opportunity Investments
                Corp.                                 135,711
      22,043 Retail Properties of America,
                Inc., Class A                         161,355
       1,591 Retail Value, Inc.                        19,665
       8,296 RPT Realty                                57,740
       1,218 Saul Centers, Inc.                        39,305
       3,618 Seritage Growth Properties,
                Class A (a)                            41,245
      31,475 Simon Property Group, Inc.             2,152,261
      15,310 SITE Centers Corp.                       124,011
      10,597 Spirit Realty Capital, Inc.              369,411
       9,622 Tanger Factory Outlet Centers,
                Inc.                                   68,605
       6,342 Taubman Centers, Inc.                    239,474
      11,397 Urban Edge Properties                    135,282
       3,088 Urstadt Biddle Properties, Inc.,
                Class A                                36,685
      19,288 Washington Prime Group, Inc.              16,217


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             RETAIL REITS (CONTINUED)
      12,396 Weingarten Realty Investors       $      234,656
       4,338 Whitestone REIT                           31,537
                                               --------------
                                                    9,930,538
                                               --------------
             SPECIALIZED REITS -- 24.8%
      12,315 CoreCivic, Inc.                          115,268
       4,149 CoreSite Realty Corp.                    502,278
      19,929 CubeSmart                                537,884
      11,859 CyrusOne, Inc.                           862,742
      27,621 Digital Realty Trust, Inc.             3,925,220
       7,976 EPR Properties                           264,245
       9,112 Equinix, Inc.                          6,399,358
      13,289 Extra Space Storage, Inc.              1,227,505
       2,797 Farmland Partners, Inc.                   19,160
       7,239 Four Corners Property Trust, Inc.        176,632
      21,355 Gaming and Leisure Properties,
                Inc.                                  738,883
      12,493 GEO Group (The), Inc.                    147,792
       1,934 Gladstone Land Corp.                      30,673
      29,636 Iron Mountain, Inc.                      773,500
       4,829 Life Storage, Inc.                       458,514
       6,384 National Storage Affiliates Trust        182,965
      15,475 Public Storage                         2,969,498
       6,205 QTS Realty Trust, Inc., Class A          397,678
       1,366 Safehold, Inc.                            78,531
      48,241 VICI Properties, Inc.                    973,986
                                               --------------
                                                   20,782,312
                                               --------------
             TOTAL INVESTMENTS -- 99.7%            83,444,266
             (Cost $112,320,046) (b)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.3%                   233,869
                                               --------------
             NET ASSETS -- 100.0%              $   83,678,135
                                               ==============

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,561,096 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $32,436,876. The net unrealized depreciation was $28,875,780.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $   83,444,266   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 33

FIRST TRUST WATER ETF (FIW)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BUILDING PRODUCTS -- 7.7%
     433,461 A.O. Smith Corp.                  $   20,424,682
     351,035 Advanced Drainage Systems, Inc.       17,341,129
                                               --------------
                                                   37,765,811
                                               --------------
             CHEMICALS -- 4.4%
     108,575 Ecolab, Inc.                          21,600,996
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 3.4%
     211,988 Tetra Tech, Inc.                      16,772,491
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 6.0%
     381,473 AECOM (a)                             14,335,755
     339,958 Aegion Corp. (a)                       5,395,134
      84,290 Valmont Industries, Inc.               9,577,030
                                               --------------
                                                   29,307,919
                                               --------------
             CONSTRUCTION MATERIALS -- 1.0%
     452,189 Forterra, Inc. (a)                     5,046,429
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 4.7%
     162,701 Badger Meter, Inc.                    10,237,147
     193,754 Itron, Inc. (a)                       12,836,202
                                               --------------
                                                   23,073,349
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 10.1%
     135,513 Danaher Corp.                         23,962,764
      76,982 IDEXX Laboratories, Inc. (a)          25,416,377
                                               --------------
                                                   49,379,141
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 4.4%
      55,707 Roper Technologies, Inc.              21,628,800
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 4.6%
     254,217 Agilent Technologies, Inc.            22,465,156
                                               --------------
             MACHINERY -- 30.5%
     622,220 Energy Recovery, Inc. (a)              4,725,761
     467,155 Evoqua Water Technologies
                Corp. (a)                           8,689,083
     426,558 Flowserve Corp.                       12,165,434
     189,519 Franklin Electric Co., Inc.            9,953,538
     191,393 Gorman-Rupp (The) Co.                  5,948,495
     132,382 IDEX Corp.                            20,921,651
      98,922 Lindsay Corp.                          9,121,598
     350,116 Mueller Industries, Inc.               9,306,083
     894,633 Mueller Water Products, Inc.,
                Class A                             8,436,389
     435,222 Pentair PLC                           16,534,084
     503,921 Rexnord Corp.                         14,689,297
     156,473 Watts Water Technologies, Inc.,
                Class A                            12,674,313
     253,329 Xylem, Inc.                           16,456,252
                                               --------------
                                                  149,621,978
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MULTI-UTILITIES -- 3.5%
   1,313,168 Algonquin Power & Utilities
                Corp. (b)                      $   16,992,394
                                               --------------
             WATER UTILITIES -- 19.6%
     191,857 American States Water Co.             15,085,716
     158,438 American Water Works Co., Inc.        20,384,633
     204,258 California Water Service Group         9,743,107
     751,821 Cia de Saneamento Basico do
                Estado de Sao Paulo, ADR            7,901,639
     455,533 Essential Utilities, Inc.             19,241,714
     102,953 Middlesex Water Co.                    6,916,382
     160,121 SJW Group                              9,945,115
     144,777 York Water (The) Co.                   6,943,505
                                               --------------
                                                   96,161,811
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%         489,816,275
             (Cost $432,527,288)               --------------

             MONEY MARKET FUNDS -- 3.2%
  15,379,352 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.13% (c) (d)                      15,379,352
     221,472 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.06% (c)                     221,472
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 3.2%                            15,600,824
             (Cost $15,600,824)                --------------

             TOTAL INVESTMENTS -- 103.1%          505,417,099
             (Cost $448,128,112) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (3.1)%             (15,330,532)
                                               --------------
             NET ASSETS -- 100.0%              $  490,086,567
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $15,163,092 and the total value of the collateral held by the Fund is $15,379,352.

(c)   Rate shown reflects yield as of June 30, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $80,497,227 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $23,208,240. The net unrealized appreciation was $57,288,987.

ADR   - American Depositary Receipt


Page 34                 See Notes to Financial Statements

FIRST TRUST WATER ETF (FIW)

JUNE 30, 2020 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $  489,816,275   $           --    $          --
Money Market
   Funds               15,600,824               --               --
                   ------------------------------------------------
Total Investments  $  505,417,099   $           --    $          --
                   ================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $   15,163,092
Non-cash Collateral(2)                            (15,163,092)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 35

FIRST TRUST NATURAL GAS ETF (FCG)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                              VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             OIL, GAS & CONSUMABLE FUELS
                -- 100.0%
     402,412 Antero Resources Corp. (a)        $    1,022,127
     275,398 Apache Corp.                           3,717,873
      31,604 Bonanza Creek Energy, Inc. (a)           468,371
     147,368 Cabot Oil & Gas Corp.                  2,531,782
   1,218,439 Callon Petroleum Co. (a) (b)           1,401,205
     514,198 Centennial Resource Development,
                Inc., Class A (a) (b)                 457,636
      80,340 Cimarex Energy Co.                     2,208,547
     128,383 CNX Midstream Partners, L.P. (c)         853,747
     169,671 CNX Resources Corp. (a)                1,467,654
      52,750 Concho Resources, Inc.                 2,716,625
      82,913 ConocoPhillips                         3,484,004
     107,324 Contango Oil & Gas Co. (a) (b)           245,772
     149,186 Continental Resources, Inc. (b)        2,615,231
     249,111 DCP Midstream, L.P. (c)                2,814,954
     239,519 Devon Energy Corp.                     2,716,145
      68,666 Diamondback Energy, Inc.               2,871,612
     270,300 Enable Midstream Partners,
                L.P. (c)                            1,265,004
     216,320 Enerplus Corp.                           612,186
      66,741 EOG Resources, Inc.                    3,381,099
     179,762 EQT Corp.                              2,139,168
     322,065 Gulfport Energy Corp. (a)                351,051
      62,598 Hess Corp.                             3,243,202
      39,335 Hess Midstream, L.P.,
                Class A (b) (c)                       720,617
      11,759 Laredo Petroleum, Inc. (a)               162,980
     173,737 Magnolia Oil & Gas Corp.,
                Class A (a)                         1,052,846
     538,570 Marathon Oil Corp.                     3,296,048
     177,856 Matador Resources Co. (a)              1,511,776
     148,681 Murphy Oil Corp.                       2,051,798
     280,165 Noble Energy, Inc.                     2,510,278
     262,678 Occidental Petroleum Corp.             4,807,007
     237,258 Ovintiv, Inc. (b)                      2,265,814
     257,138 Parsley Energy, Inc., Class A          2,746,234
     110,558 PDC Energy, Inc. (a)                   1,375,342
      36,093 Pioneer Natural Resources Co.          3,526,286
     296,616 Range Resources Corp.                  1,669,948
     273,935 SM Energy Co.                          1,027,256
     590,275 Southwestern Energy Co. (a)            1,511,104
      77,958 TC PipeLines, L.P. (c)                 2,421,376
     295,176 Tellurian, Inc. (a) (b)                  339,452
     194,013 Vermilion Energy, Inc. (b)               865,298
     295,171 W&T Offshore, Inc. (a) (b)               672,990
     380,888 Western Midstream Partners,
                L.P. (c)                            3,824,116
     372,360 WPX Energy, Inc. (a)                   2,375,657
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%     $   83,319,218
             (Cost $83,864,244)                --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 5.7%
   4,757,748 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.13% (d) (e)                  $    4,757,748
      25,738 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.06% (d)                      25,738
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 5.7%                             4,783,486
             (Cost $4,783,486)                 --------------

             TOTAL INVESTMENTS -- 105.7%           88,102,704
             (Cost $88,647,730) (f)

             NET OTHER ASSETS AND
                LIABILITIES -- (5.7)%              (4,761,028)
                                               --------------
             NET ASSETS -- 100.0%              $   83,341,676
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $4,618,460 and the total value of the collateral held by the Fund is $4,757,748.

(c)   Security is a Master Limited Partnership ("MLP").

(d)   Rate shown reflects yield as of June 30, 2020.

(e)   This security serves as collateral for securities on loan.

(f) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $8,609,187 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $9,154,213. The net unrealized depreciation was $545,026.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $   83,319,218   $           --   $           --
Money Market
   Funds                4,783,486               --               --
                   ------------------------------------------------
Total Investments  $   88,102,704   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


Page 36                 See Notes to Financial Statements

FIRST TRUST NATURAL GAS ETF (FCG)

JUNE 30, 2020 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    4,618,460
Non-cash Collateral(2)                             (4,618,460)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 37

FIRST TRUST CHINDIA ETF (FNI)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AIR FREIGHT & LOGISTICS -- 0.7%
      29,297 ZTO Express Cayman, Inc., ADR     $    1,075,493
                                               --------------
             AUTOMOBILES -- 5.3%
     240,114 NIO, Inc., ADR (a) (b)                 1,853,680
     973,761 Tata Motors Ltd., ADR (a) (b)          6,397,610
                                               --------------
                                                    8,251,290
                                               --------------
             BANKS -- 13.6%
     232,616 HDFC Bank Ltd., ADR                   10,574,723
   1,118,426 ICICI Bank Ltd., ADR                  10,390,178
                                               --------------
                                                   20,964,901
                                               --------------
             BIOTECHNOLOGY -- 2.0%
       5,773 BeiGene Ltd., ADR (b)                  1,087,633
       8,627 China Biologic Products Holdings,
                Inc. (b)                              881,507
      12,845 Zai Lab Ltd., ADR (b)                  1,054,960
                                               --------------
                                                    3,024,100
                                               --------------
             CONSUMER FINANCE -- 0.8%
     117,258 LexinFintech Holdings Ltd.,
                ADR (b)                             1,247,625
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 7.5%
      30,474 GSX Techedu, Inc., ADR (a) (b)         1,828,135
      23,175 New Oriental Education &
                Technology Group,
                Inc., ADR (b)                       3,018,080
      98,480 TAL Education Group, ADR (b)           6,734,063
                                               --------------
                                                   11,580,278
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 1.1%
      30,090 China Telecom Corp., Ltd., ADR           844,627
     170,045 China Unicom (Hong Kong)
                Ltd., ADR                             926,745
                                               --------------
                                                    1,771,372
                                               --------------
             ENTERTAINMENT -- 11.6%
      29,468 Bilibili, Inc., ADR (b)                1,364,958
     106,184 DouYu International Holdings
                Ltd., ADR (a) (b)                   1,225,363
     295,868 Eros International PLC (a) (b)           934,943
      61,576 HUYA, Inc., ADR (b)                    1,149,624
      57,604 iQIYI, Inc., ADR (b)                   1,335,837
      25,412 NetEase, Inc., ADR                    10,911,404
      73,967 Tencent Music Entertainment
                Group, ADR (b)                        995,596
                                               --------------
                                                   17,917,725
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 1.9%
      28,257 Huazhu Group Ltd., ADR                   990,408
      59,617 Melco Resorts & Entertainment
                Ltd., ADR                             925,256
      20,623 Yum China Holdings, Inc.                 991,347
                                               --------------
                                                    2,907,011
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INSURANCE -- 0.7%
     100,914 China Life Insurance Co., Ltd.,
                ADR (a)                        $    1,018,222
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 8.2%
      19,905 58.com, Inc., ADR (b)                  1,073,675
      12,422 Autohome, Inc., ADR                      937,861
      52,184 Baidu, Inc., ADR (b)                   6,256,340
      15,654 JOYY, Inc., ADR (b)                    1,386,162
      49,261 Momo, Inc., ADR                          861,082
      30,522 SINA Corp. (b)                         1,096,045
      31,058 Weibo Corp., ADR (a) (b)               1,043,549
                                               --------------
                                                   12,654,714
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 23.3%
      46,918 Alibaba Group Holding Ltd.,
                ADR (b)                            10,120,213
      36,076 Baozun, Inc., ADR (a) (b)              1,387,122
     179,096 JD.com, Inc., ADR (b)                 10,777,997
     179,476 MakeMyTrip Ltd. (b)                    2,749,572
      83,149 Pinduoduo, Inc., ADR (b)               7,137,510
     104,633 Trip.com Group Ltd., ADR (b)           2,712,088
      55,113 Vipshop Holdings Ltd., ADR (b)         1,097,300
                                               --------------
                                                   35,981,802
                                               --------------
             IT SERVICES -- 13.5%
      16,766 GDS Holdings Ltd., ADR (b)             1,335,579
   1,069,265 Infosys Ltd., ADR                     10,329,100
     839,906 Wipro Ltd., ADR                        2,780,089
     115,022 WNS (Holdings) Ltd., ADR (b)           6,323,910
                                               --------------
                                                   20,768,678
                                               --------------
             METALS & MINING -- 2.1%
     569,690 Vedanta Ltd., ADR                      3,195,961
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 1.7%
      20,106 China Petroleum & Chemical
                Corp., ADR                            843,648
       8,374 CNOOC Ltd., ADR                          944,922
      27,461 PetroChina Co., Ltd., ADR                908,135
                                               --------------
                                                    2,696,705
                                               --------------
             PHARMACEUTICALS -- 3.6%
     104,045 Dr. Reddy's Laboratories Ltd.,
                ADR                                 5,515,425
                                               --------------
             PROFESSIONAL SERVICES -- 0.7%
      14,819 51job, Inc., ADR (b)                   1,063,856
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 1.7%
      79,070 China Mobile Ltd., ADR                 2,659,915
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%        154,295,073
             (Cost $147,356,258)               --------------


Page 38                 See Notes to Financial Statements

FIRST TRUST CHINDIA ETF (FNI)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MONEY MARKET FUNDS -- 5.1%
   7,912,840 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.13% (c) (d)                       7,912,840
             (Cost $7,912,840)                 --------------

             TOTAL INVESTMENTS -- 105.1%          162,207,913
             (Cost $155,269,098) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (5.1)%              (7,860,433)
                                               --------------
             NET ASSETS -- 100.0%              $  154,347,480
                                               ==============

(a) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $7,754,963 and the total value of the collateral held by the Fund is $7,912,840.

(b)   Non-income producing security.

(c)   Rate shown reflects yield as of June 30, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $23,773,046 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,834,231. The net unrealized appreciation was $6,938,815.

ADR   - American Depositary Receipt

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $  154,295,073   $           --   $           --
Money Market
   Funds                7,912,840               --               --
                   ------------------------------------------------
Total Investments  $  162,207,913   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $    7,754,963
Non-cash Collateral(2)                             (7,754,963)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


                        See Notes to Financial Statements                Page 39

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             BANKS -- 88.3%
      10,044 1st Source Corp.                  $      357,366
       3,410 ACNB Corp.                                89,274
       8,025 Allegiance Bancshares, Inc.              203,755
      12,336 Amalgamated Bank, Class A                155,927
      11,360 Amerant Bancorp, Inc. (a)                170,854
       4,310 American National Bankshares,
                Inc.                                  107,922
      27,314 Ameris Bancorp                           644,337
       5,894 Arrow Financial Corp.                    175,229
       8,442 Atlantic Capital Bancshares,
                Inc. (a)                              102,655
      30,960 Atlantic Union Bankshares Corp.          717,034
      12,842 BancFirst Corp.                          521,000
      22,588 Bancorp (The), Inc. (a)                  221,362
       3,041 Bank First Corp. (b)                     194,928
       5,338 Bank of Marin Bancorp                    177,916
      50,867 Bank OZK                               1,193,849
      13,828 Banner Corp.                             525,464
      27,656 BOK Financial Corp.                    1,560,905
      32,176 Boston Private Financial
                Holdings, Inc.                        221,371
       7,762 Bridge Bancorp, Inc.                     177,284
      31,043 Brookline Bancorp, Inc.                  312,913
       7,838 Bryn Mawr Bank Corp.                     216,799
       8,129 Business First Bancshares, Inc.          124,780
       2,131 Cambridge Bancorp                        126,240
       5,882 Camden National Corp.                    203,164
       6,613 Capital City Bank Group, Inc.            138,542
       7,201 Capstar Financial Holdings, Inc.          86,412
      31,293 Cathay General Bancorp                   823,006
       9,814 CBTX, Inc.                               206,094
       1,437 Century Bancorp, Inc., Class A           111,684
       5,423 Citizens & Northern Corp.                111,985
       6,352 City Holding Co.                         413,960
       6,309 Civista Bancshares, Inc.                  97,159
       6,056 CNB Financial Corp.                      108,584
      28,152 Columbia Banking System, Inc.            797,968
      43,871 Commerce Bancshares, Inc.              2,609,008
       6,999 Community Trust Bancorp, Inc.            229,287
      15,618 ConnectOne Bancorp, Inc.                 251,762
      20,499 CrossFirst Bankshares, Inc. (a)          200,480
      53,303 CVB Financial Corp.                      998,898
      13,101 Dime Community Bancshares, Inc.          179,877
      12,676 Eagle Bancorp, Inc.                      415,139
      10,290 Enterprise Financial Services
                Corp.                                 320,225
       5,978 Equity Bancshares, Inc.,
                Class A (a)                           104,256
      11,083 Farmers National Banc Corp.              131,444
       6,301 Financial Institutions, Inc.             117,262
      11,423 First Bancorp                            286,489
       8,417 First Bancshares (The), Inc.             189,383
      21,399 First Busey Corp.                        399,091
       3,604 First Citizens BancShares, Inc.,
                Class A                             1,459,692
       6,963 First Community Bankshares, Inc.         156,319
      38,534 First Financial Bancorp                  535,237
      55,876 First Financial Bankshares, Inc.       1,614,258


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
       5,395 First Financial Corp.             $      198,752
      17,549 First Foundation, Inc.                   286,751
      51,068 First Hawaiian, Inc.                     880,412
      16,704 First Interstate BancSystem, Inc.,
                Class A                               517,156
      21,286 First Merchants Corp.                    586,855
       6,570 First Mid Bancshares, Inc.               172,331
      44,944 First Midwest Bancorp, Inc.              600,002
       9,380 First of Long Island (The) Corp.         153,269
      11,098 Flushing Financial Corp.                 127,849
      63,641 Fulton Financial Corp.                   670,140
      10,424 German American Bancorp, Inc.            324,186
      37,526 Glacier Bancorp, Inc.                  1,324,293
       5,540 Great Southern Bancorp, Inc.             223,594
       4,332 Guaranty Bancshares, Inc.                112,069
      33,939 Hancock Whitney Corp.                    719,507
      12,043 Hanmi Financial Corp.                    116,938
      22,979 HarborOne Bancorp, Inc. (a)              196,241
      10,800 HBT Financial, Inc.                      143,964
      14,478 Heartland Financial USA, Inc.            484,144
      23,498 Heritage Commerce Corp.                  176,353
      14,117 Heritage Financial Corp.                 282,340
      64,961 Home BancShares, Inc.                    999,100
       6,695 HomeTrust Bancshares, Inc.               107,120
      48,457 Hope Bancorp, Inc.                       446,774
      17,218 Horizon Bancorp, Inc.                    184,060
      12,955 Independent Bank Corp.                   869,151
       8,612 Independent Bank Corp./MI                127,888
      16,930 Independent Bank Group, Inc.             686,004
      24,887 International Bancshares Corp.           796,882
      98,402 Investors Bancorp, Inc.                  836,417
      19,849 Lakeland Bancorp, Inc.                   226,874
      10,109 Lakeland Financial Corp.                 470,978
      14,866 Live Oak Bancshares, Inc.                215,706
      13,416 Macatawa Bank Corp.                      104,913
       6,375 Mercantile Bank Corp.                    144,075
       9,127 Midland States Bancorp, Inc.             136,449
       6,329 MidWestOne Financial Group, Inc.         126,580
      17,145 NBT Bancorp, Inc.                        527,380
       4,096 Nicolet Bankshares, Inc. (a)             224,461
      23,828 OceanFirst Financial Corp.               420,088
      64,945 Old National Bancorp                     893,643
      11,676 Old Second Bancorp, Inc.                  90,839
       9,234 Origin Bancorp, Inc.                     203,148
      23,588 Pacific Premier Bancorp, Inc.            511,388
      45,817 PacWest Bancorp                          903,053
       7,416 Peapack-Gladstone Financial Corp.        138,902
       7,390 People's Utah Bancorp (a)                166,053
       7,880 Peoples Bancorp, Inc.                    167,686
      29,835 Pinnacle Financial Partners, Inc.      1,252,772
      33,716 Popular, Inc.                          1,253,224
       5,867 Preferred Bank                           251,401
       6,204 QCR Holdings, Inc.                       193,441
       7,764 RBB Bancorp                              105,979
       2,880 Red River Bancshares, Inc.               126,403
       6,537 Reliant Bancorp, Inc.                    106,488


Page 40                 See Notes to Financial Statements

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
      22,089 Renasant Corp.                    $      550,016
       7,354 Republic Bancorp, Inc., Class A          240,549
      15,436 S&T Bancorp, Inc.                        361,974
      18,480 Sandy Spring Bancorp, Inc.               457,934
      20,733 Seacoast Banking Corp. of
                Florida (a)                           422,953
      21,179 ServisFirst Bancshares, Inc.             757,361
       5,975 Sierra Bancorp                           112,808
      42,863 Simmons First National Corp.,
                Class A                               733,386
       5,986 SmartFinancial, Inc.                      96,854
      13,167 South State Corp.                        627,539
       3,036 Southern First Bancshares,
                Inc. (a)                               84,128
       9,557 Southern National Bancorp of
                Virginia, Inc.                         92,607
      12,985 Southside Bancshares, Inc.               359,944
       6,928 Spirit of Texas Bancshares,
                Inc. (a)                               85,284
       8,915 Stock Yards Bancorp, Inc.                358,383
      28,563 TowneBank                                538,127
      11,691 TriCo Bancshares                         355,991
      11,738 TriState Capital Holdings,
                Inc. (a)                              184,404
       9,479 Triumph Bancorp, Inc. (a)                230,055
      24,946 Trustmark Corp.                          611,676
      18,935 UMB Financial Corp.                      976,099
      86,621 Umpqua Holdings Corp.                    921,647
      50,970 United Bankshares, Inc.                1,409,830
      30,795 United Community Banks, Inc.             619,595
      11,481 Univest Financial Corp.                  185,303
     158,834 Valley National Bancorp                1,242,082
      19,816 Veritex Holdings, Inc.                   350,743
       6,789 Washington Trust Bancorp, Inc.           222,340
      26,377 WesBanco, Inc.                           535,717
       6,470 West Bancorporation, Inc.                113,160
      10,597 Westamerica Bancorporation               608,480
      22,645 Wintrust Financial Corp.                 987,775
                                               --------------
                                                   59,343,039
                                               --------------
             IT SERVICES -- 0.3%
       5,673 Cass Information Systems, Inc.           221,417
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 11.3%
      11,334 Bridgewater Bancshares, Inc. (a)         116,173
      55,663 Capitol Federal Financial, Inc.          612,850
      45,261 Columbia Financial, Inc. (a)             631,617
         841 Hingham Institution for Savings          141,103
       3,543 Home Bancorp, Inc.                        94,775
       9,203 HomeStreet, Inc.                         226,486
      32,909 Kearny Financial Corp.                   269,196
      20,828 Luther Burbank Corp.                     208,280
      11,306 Merchants Bancorp                        209,048
      20,612 Meridian Bancorp, Inc.                   239,099
      13,613 Meta Financial Group, Inc.               247,348
      19,389 Northfield Bancorp, Inc.                 223,361
      50,181 Northwest Bancshares, Inc.               513,101
       6,647 PCSB Financial Corp.                      84,284
      14,816 Premier Financial Corp.                  261,799


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE
                (CONTINUED)
       3,591 Southern Missouri Bancorp, Inc.   $       87,261
       3,735 Territorial Bancorp, Inc.                 88,856
     110,194 TFS Financial Corp.                    1,576,876
      37,932 TrustCo Bank Corp. NY                    240,110
      29,779 Washington Federal, Inc.                 799,268
      10,194 Waterstone Financial, Inc.               151,177
      19,927 WSFS Financial Corp.                     571,905
                                               --------------
                                                    7,593,973
                                               --------------
             TOTAL COMMON STOCKS -- 99.9%          67,158,429
             (Cost $101,876,905)               --------------

             MONEY MARKET FUNDS -- 0.2%
     149,500 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.13% (c) (d)                         149,500
             (Cost $149,500)                   --------------

             TOTAL INVESTMENTS -- 100.1%           67,307,929
             (Cost $102,026,405) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (0.1)%                 (93,035)
                                               --------------
             NET ASSETS -- 100.0%              $   67,214,894
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $147,430 and the total value of the collateral held by the Fund is $149,500.

(c)   Rate shown reflects yield as of June 30, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $166,674 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $34,885,150. The net unrealized depreciation was $34,718,476.


                        See Notes to Financial Statements                Page 41

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

JUNE 30, 2020 (UNAUDITED)

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $   67,158,429   $           --   $           --
Money Market
   Funds                  149,500               --               --
                   ------------------------------------------------
Total Investments  $   67,307,929   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      147,430
Non-cash Collateral(2)                               (147,430)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 42                 See Notes to Financial Statements

                      This page intentionally left blank.

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2020 (UNAUDITED)

                                                                            FIRST TRUST                          FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST        NASDAQ-100
                                                                               EQUAL           NASDAQ-100-      EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND        INDEX FUND         INDEX FUND
                                                                               (QQEW)            (QTEC)             (QQXT)
                                                                          ----------------  -----------------  ----------------

ASSETS:
Investments, at value...............................................       $  846,463,661    $ 2,637,383,867    $  103,753,744
Cash................................................................              472,076          1,351,801                --
Receivables:
      Dividends.....................................................              265,034            560,156            39,948
      Investment securities sold....................................               50,712                 --             3,344
      Securities lending income.....................................                   --                 --                --
Prepaid expenses....................................................                2,187              7,773               305
                                                                           --------------    ---------------    --------------
      Total Assets..................................................          847,253,670      2,639,303,597       103,797,341
                                                                           --------------    ---------------    --------------
LIABILITIES:
Due to custodian....................................................                   --                 --                --
Payables:
      Investment securities purchased...............................                   --                 --                --
      Collateral for securities on loan.............................                   --                 --                --
      Investment advisory fees......................................              270,199            833,928            30,879
      Licensing fees................................................              187,080            574,209            25,139
      Shareholder reporting fees....................................               36,267            110,291             8,104
      Audit and tax fees............................................               14,244             14,287            14,280
      Trustees' fees................................................                2,005              2,672             1,748
Other liabilities...................................................              211,104            575,820            30,286
                                                                           --------------    ---------------    --------------
      Total Liabilities.............................................              720,899          2,111,207           110,436
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  846,532,771    $ 2,637,192,390    $  103,686,905
                                                                           ==============    ===============    ==============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $  698,892,399    $ 1,962,263,771    $   86,472,307
Par value...........................................................              106,000            241,500            16,500
Accumulated distributable earnings (loss)...........................          147,534,372        674,687,119        17,198,098
                                                                           --------------    ---------------    --------------
NET ASSETS..........................................................       $  846,532,771    $ 2,637,192,390    $  103,686,905
                                                                           ==============    ===============    ==============
NET ASSET VALUE, per share..........................................       $        79.86    $        109.20    $        62.84
                                                                           ==============    ===============    ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................           10,600,002         24,150,002         1,650,002
                                                                           ==============    ===============    ==============
Investments, at cost................................................       $  723,908,384    $ 2,084,638,575    $   82,950,059
                                                                           ==============    ===============    ==============
Securities on loan, at value........................................       $           --    $            --    $           --
                                                                           ==============    ===============    ==============


Page 44                 See Notes to Financial Statements

  FIRST TRUST                                                                                         FIRST TRUST
   NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
 CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
  GREEN ENERGY            REIT               WATER            NATURAL GAS           CHINDIA               BANK
   INDEX FUND          INDEX FUND             ETF                 ETF                 ETF              INDEX FUND
     (QCLN)              (FRI)               (FIW)               (FCG)               (FNI)               (QABA)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


 $  270,390,779      $   83,444,266      $  505,417,099      $   88,102,704      $  162,207,913      $   67,307,929
         53,851                  --                  --                  --           3,044,703                  --

         66,833             321,638             444,889              20,925             181,604             153,938
             --                  --                  --                  --                  --                  --
         82,079                  --                 923              65,788               4,341                 182
            401               3,463               4,301               3,147               3,188                 424
 --------------      --------------      --------------      --------------      --------------      --------------
    270,593,943          83,769,367         505,867,212          88,192,564         165,441,749          67,462,473
 --------------      --------------      --------------      --------------      --------------      --------------

             --               6,916                  --                  --                  --               1,380

             --                  --                  --                  --           3,047,425                  --
     25,525,789                  --          15,379,352           4,757,748           7,912,840             149,500
         71,871              16,012             162,412              26,312              49,427              24,465
         46,277               3,125              59,421              20,368              27,408              16,013
         13,190              15,623              30,443              12,434              10,080              11,179
         14,266              14,324              14,302              14,302              13,966              14,317
          1,774               1,768               1,879               1,743               1,753               1,766
         53,148              33,464             132,836              17,981              31,370              28,959
 --------------      --------------      --------------      --------------      --------------      --------------
     25,726,315              91,232          15,780,645           4,850,888          11,094,269             247,579
 --------------      --------------      --------------      --------------      --------------      --------------
 $  244,867,628      $   83,678,135      $  490,086,567      $   83,341,676      $  154,347,480      $   67,214,894
 ==============      ==============      ==============      ==============      ==============      ==============

 $  221,190,643      $  121,206,921      $  434,143,379      $  637,458,090      $  214,628,473      $  126,673,542
         82,500              40,000              88,000             111,484              38,000              19,000
     23,594,485         (37,568,786)         55,855,188        (554,227,898)        (60,318,993)        (59,477,648)
 --------------      --------------      --------------      --------------      --------------      --------------
 $  244,867,628      $   83,678,135      $  490,086,567      $   83,341,676      $  154,347,480      $   67,214,894
 ==============      ==============      ==============      ==============      ==============      ==============
 $        29.68      $        20.92      $        55.69      $         7.48      $        40.62      $        35.38
 ==============      ==============      ==============      ==============      ==============      ==============

      8,250,002           4,000,002           8,800,002          11,148,365           3,800,002           1,900,002
 ==============      ==============      ==============      ==============      ==============      ==============
 $  222,667,101      $  112,320,046      $  448,128,112      $   88,647,730      $  155,269,098      $  102,026,405
 ==============      ==============      ==============      ==============      ==============      ==============
 $   25,930,340      $           --      $   15,163,092      $    4,618,460      $    7,754,963      $      147,430
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED)

                                                                            FIRST TRUST                          FIRST TRUST
                                                                             NASDAQ-100        FIRST TRUST        NASDAQ-100
                                                                               EQUAL           NASDAQ-100-      EX-TECHNOLOGY
                                                                              WEIGHTED      TECHNOLOGY SECTOR       SECTOR
                                                                             INDEX FUND        INDEX FUND         INDEX FUND
                                                                               (QQEW)            (QTEC)             (QQXT)
                                                                          ----------------  -----------------  ----------------

INVESTMENT INCOME:
Dividends...........................................................       $    4,152,400   $     15,620,376    $      447,444
Securities lending income (net of fees).............................                7,847                 --             1,660
Foreign withholding tax.............................................              (13,387)          (103,926)               --
                                                                           --------------    ---------------    --------------
      Total investment income.......................................            4,146,860         15,516,450           449,104
                                                                           --------------    ---------------    --------------
EXPENSES:
Investment advisory fees............................................            1,611,570          5,044,501           199,475
Licensing fees......................................................              404,217          1,265,215            50,037
Accounting and administration fees..................................              202,173            545,528            25,603
Shareholder reporting fees..........................................               40,452            118,656            10,315
Custodian fees......................................................               27,421             77,152             4,389
Transfer agent fees.................................................               20,142             43,954             2,493
Legal fees..........................................................               12,787             39,258             1,594
Audit and tax fees..................................................               11,400             11,400            11,400
Trustees' fees and expenses.........................................                3,871              4,900             3,469
Listing fees........................................................                3,426              4,051             3,039
Registration and filing fees........................................               (4,972)           (28,174)             (870)
Expenses previously waived or reimbursed............................                   --                 --                --
Other expenses......................................................                8,125             26,796             1,405
                                                                           --------------    ---------------    --------------
      Total expenses................................................            2,340,612          7,153,237           312,349
      Less fees waived and expenses reimbursed by the investment
         advisor....................................................                   --                 --           (13,132)
                                                                           --------------    ---------------    --------------
      Net expenses..................................................            2,340,612          7,153,237           299,217
                                                                           --------------    ---------------    --------------
NET INVESTMENT INCOME (LOSS)........................................            1,806,248          8,363,213           149,887
                                                                           --------------    ---------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................           (9,141,475)       (10,979,221)       (2,189,612)
      In-kind redemptions...........................................           73,067,114        225,482,773        11,998,628
      Foreign currency transactions.................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net realized gain (loss)............................................           63,925,639        214,503,552         9,809,016
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation) on:
      Investments...................................................          (24,081,376)      (102,700,529)         (725,610)
      Foreign currency translation..................................                   --                 --                --
                                                                           --------------    ---------------    --------------
Net change in unrealized appreciation (depreciation)................          (24,081,376)      (102,700,529)         (725,610)
                                                                           --------------    ---------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           39,844,263        111,803,023         9,083,406
                                                                           --------------    ---------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $   41,650,511    $   120,166,236    $    9,233,293
                                                                           ==============    ===============    ==============


Page 46                 See Notes to Financial Statements

  FIRST TRUST                                                                                         FIRST TRUST
   NASDAQ(R)          FIRST TRUST                                                                    NASDAQ(R) ABA
 CLEAN EDGE(R)            S&P             FIRST TRUST         FIRST TRUST         FIRST TRUST          COMMUNITY
  GREEN ENERGY            REIT               WATER            NATURAL GAS           CHINDIA               BANK
   INDEX FUND          INDEX FUND             ETF                 ETF                 ETF              INDEX FUND
     (QCLN)              (FRI)               (FIW)               (FCG)               (FNI)               (QABA)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


 $    1,058,514      $    2,319,101      $    3,168,713      $      695,979      $      531,003      $    1,534,527
        520,090                  --              18,138             161,962              53,560               1,440
        (53,597)               (627)            (30,551)            (15,457)            (46,691)             (3,387)
 --------------      --------------      --------------      --------------      --------------      --------------
      1,525,007           2,318,474           3,156,300             842,484             537,872           1,532,580
 --------------      --------------      --------------      --------------      --------------      --------------

        365,680             183,818           1,008,374             152,956             240,177             188,137
         91,744              26,736             126,472              38,357              48,195              42,454
         46,438              31,663             126,727              19,836              30,914              24,803
         16,931              20,088              37,569              16,053              11,550              10,504
          6,078               5,606              20,905               2,757               3,706               4,381
          4,570               3,063              12,603               1,912               3,002               2,351
          2,760               2,217               8,296                 924               2,300               1,579
         11,400              11,400              11,400              11,400              11,400              11,400
          3,530               3,512               3,738               3,448               3,461               3,459
          3,215               4,879               6,122               6,122               6,147               3,140
            850                (278)             (3,610)              1,976                  49                  49
             --              11,725                  --                  --                  --                  --
          1,665               1,935               4,965               1,195                 788               2,014
 --------------      --------------      --------------      --------------      --------------      --------------
        554,861             306,364           1,363,561             256,936             361,689             294,271

         (6,337)                 --                  --             (27,499)             (1,420)            (12,060)
 --------------      --------------      --------------      --------------      --------------      --------------
        548,524             306,364           1,363,561             229,437             360,269             282,211
 --------------      --------------      --------------      --------------      --------------      --------------
        976,483           2,012,110           1,792,739             613,047             177,603           1,250,369
 --------------      --------------      --------------      --------------      --------------      --------------


      2,635,436          (2,001,593)         (5,964,531)        (37,692,787)         (1,141,956)         (4,714,851)
      9,061,585          (4,777,191)         14,589,702          (6,419,460)          2,623,039          (9,834,084)
             --                  --                  --              (1,199)                 --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
     11,697,021          (6,778,784)          8,625,171         (44,113,446)          1,481,083         (14,548,935)
 --------------      --------------      --------------      --------------      --------------      --------------

      9,501,898         (27,600,707)        (54,170,747)         15,967,092          12,637,378         (28,397,140)
             --                  --                  --                (154)                 --                  --
 --------------      --------------      --------------      --------------      --------------      --------------
      9,501,898         (27,600,707)        (54,170,747)         15,966,938          12,637,378         (28,397,140)
 --------------      --------------      --------------      --------------      --------------      --------------
     21,198,919         (34,379,491)        (45,545,576)        (28,146,508)         14,118,461         (42,946,075)
 --------------      --------------      --------------      --------------      --------------      --------------

 $   22,175,402      $  (32,367,381)     $  (43,752,837)     $  (27,533,461)     $   14,296,064      $  (41,695,706)
 ==============      ==============      ==============      ==============      ==============      ==============


                        See Notes to Financial Statements                Page 47

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                        NASDAQ-100                          NASDAQ-100-
                                                                      EQUAL WEIGHTED                     TECHNOLOGY SECTOR
                                                                        INDEX FUND                          INDEX FUND
                                                                          (QQEW)                              (QTEC)
                                                              -------------------------------     -------------------------------
                                                                Six Months                          Six Months
                                                                  Ended                               Ended
                                                                6/30/2020        Year Ended         6/30/2020        Year Ended
                                                               (Unaudited)       12/31/2019        (Unaudited)       12/31/2019
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss).............................     $    1,806,248   $    4,039,735     $    8,363,213   $   20,090,450
Net realized gain (loss).................................         63,925,639       68,938,117        214,503,552      259,828,770
Net change in unrealized appreciation (depreciation).....        (24,081,376)     122,382,566       (102,700,529)     632,641,177
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations.......................................         41,650,511      195,360,418        120,166,236      912,560,397
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations....................................         (1,936,770)      (3,935,821)        (8,826,281)     (19,495,801)
Return of capital........................................                 --               --                 --               --
                                                              --------------   --------------     --------------   --------------
Total distributions to shareholders......................         (1,936,770)      (3,935,821)        (8,826,281)     (19,495,801)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................        168,875,424      460,061,921        420,729,184      950,824,332
Cost of shares redeemed..................................       (269,494,143)    (205,513,260)      (807,264,655)    (882,169,809)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.........................       (100,618,719)     254,548,661       (386,535,471)      68,654,523
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets..................        (60,904,978)     445,973,258       (275,195,516)     961,719,119

NET ASSETS:
Beginning of period......................................        907,437,749      461,464,491      2,912,387,906    1,950,668,787
                                                              --------------   --------------     --------------   --------------
End of period............................................     $  846,532,771   $  907,437,749     $2,637,192,390   $2,912,387,906
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................         12,300,002        8,450,002         29,100,002       28,700,002
Shares sold..............................................          2,300,000        7,000,000          4,200,000       10,550,000
Shares redeemed..........................................         (4,000,000)      (3,150,000)        (9,150,000)     (10,150,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period........................         10,600,002       12,300,002         24,150,002       29,100,002
                                                              ==============   ==============     ==============   ==============


Page 48                  See Notes to Financial Statements

         FIRST TRUST                      FIRST TRUST                       FIRST TRUST
         NASDAQ-100                        NASDAQ(R)                            S&P                           FIRST TRUST
    EX-TECHNOLOGY SECTOR          CLEAN EDGE(R) GREEN ENERGY                   REIT                              WATER
         INDEX FUND                       INDEX FUND                        INDEX FUND                            ETF
           (QQXT)                           (QCLN)                             (FRI)                             (FIW)
-----------------------------   -------------------------------   -------------------------------   -------------------------------
 Six Months                       Six Months                        Six Months                        Six Months
    Ended                           Ended                             Ended                             Ended
  6/30/2020      Year Ended       6/30/2020        Year Ended       6/30/2020        Year Ended       6/30/2020        Year Ended
 (Unaudited)     12/31/2019      (Unaudited)       12/31/2019      (Unaudited)       12/31/2019      (Unaudited)       12/31/2019
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


$     149,887   $     353,820   $      976,483   $      623,556   $    2,012,110   $    3,784,726   $    1,792,739   $    2,408,802
    9,809,016       2,965,398       11,697,021        1,068,356       (6,778,784)       2,561,063        8,625,171        3,312,232
     (725,610)     19,058,774        9,501,898       36,620,613      (27,600,707)      20,571,144      (54,170,747)     112,270,384
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

    9,233,293      22,377,992       22,175,402       38,312,525      (32,367,381)      26,916,933      (43,752,837)     117,991,418
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


     (170,590)       (347,860)        (997,750)      (1,099,140)      (1,611,601)      (3,933,661)      (1,652,575)      (2,453,686)
           --              --               --               --               --               --               --               --
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
     (170,590)       (347,860)        (997,750)      (1,099,140)      (1,611,601)      (3,933,661)      (1,652,575)      (2,453,686)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------


   25,170,277       5,311,126      105,855,486       25,415,355               --      106,488,924       55,851,155      143,444,740
  (32,729,069)     (2,776,468)     (26,632,607)      (1,893,033)     (80,984,950)     (46,525,981)     (56,526,871)     (12,922,220)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------

   (7,558,792)      2,534,658       79,222,879       23,522,322      (80,984,950)      59,962,943         (675,716)     130,522,520
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
    1,503,911      24,564,790      100,400,531       60,735,707     (114,963,932)      82,946,215      (46,081,128)     246,060,252


  102,182,994      77,618,204      144,467,097       83,731,390      198,642,067      115,695,852      536,167,695      290,107,443
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
$ 103,686,905   $ 102,182,994   $  244,867,628   $  144,467,097   $   83,678,135   $  198,642,067   $  490,086,567   $  536,167,695
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


    1,750,002       1,700,002        5,800,002        4,750,002        7,600,002        5,350,002        8,950,002        6,600,002
      500,000         100,000        3,750,000        1,150,000               --        4,150,000        1,000,000        2,600,000
     (600,000)        (50,000)      (1,300,000)        (100,000)      (3,600,000)      (1,900,000)      (1,150,000)        (250,000)
-------------   -------------   --------------   --------------   --------------   --------------   --------------   --------------
    1,650,002       1,750,002        8,250,002        5,800,002        4,000,002        7,600,002        8,800,002        8,950,002
=============   =============   ==============   ==============   ==============   ==============   ==============   ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED FUND

                                                                        FIRST TRUST                         FIRST TRUST
                                                                        NATURAL GAS                           CHINDIA
                                                                            ETF                                 ETF
                                                                           (FCG)                               (FNI)
                                                              -------------------------------     -------------------------------
                                                                Six Months                          Six Months
                                                                  Ended                               Ended
                                                                6/30/2020        Year Ended         6/30/2020        Year Ended
                                                               (Unaudited)       12/31/2019        (Unaudited)       12/31/2019
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss).............................     $      613,047   $      558,856     $      177,603   $      395,500
Net realized gain (loss).................................        (44,113,446)     (40,175,912)         1,481,083        4,941,945
Net change in unrealized appreciation (depreciation).....         15,966,938       29,070,470         12,637,378       26,166,968
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations.......................................        (27,533,461)     (10,546,586)        14,296,064       31,504,413
                                                              --------------   --------------     --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations....................................         (1,246,927)        (702,738)          (237,315)        (356,420)
Return of capital........................................                 --       (1,498,301)                 --              --
                                                              --------------   --------------     --------------   --------------
Total distributions to shareholders......................         (1,246,927)      (2,201,039)          (237,315)        (356,420)
                                                              --------------   --------------     --------------   --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold................................         93,466,313       56,754,471         51,104,016       14,960,610
Cost of shares redeemed..................................        (76,553,141)     (37,671,942)       (22,105,888)     (67,824,717)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions.........................         16,913,172       19,082,529         28,998,128      (52,864,107)
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets..................        (11,867,216)       6,334,904         43,056,877      (21,716,114)

NET ASSETS:
Beginning of period......................................         95,208,892       88,873,988        111,290,603      133,006,717
                                                              --------------   --------------     --------------   --------------
End of period............................................     $   83,341,676   $   95,208,892     $  154,347,480   $  111,290,603
                                                              ==============   ==============     ==============   ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period..................          7,898,365        6,048,365          2,800,002        4,300,002
Shares sold..............................................         17,000,000        4,200,000          1,650,000          400,000
Shares redeemed..........................................        (13,750,000)      (2,350,000)          (650,000)      (1,900,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period........................         11,148,365        7,898,365          3,800,002        2,800,002
                                                              ==============   ==============     ==============   ==============


Page 50                 See Notes to Financial Statements

         FIRST TRUST
        NASDAQ(R) ABA
       COMMUNITY BANK
         INDEX FUND
           (QABA)
-----------------------------
 Six Months
    Ended
  6/30/2020      Year Ended
 (Unaudited)     12/31/2019
-------------   -------------


$   1,250,369   $   3,568,952
  (14,548,935)    (11,357,611)
  (28,397,140)     46,428,802
-------------   -------------

  (41,695,706)     38,640,143
-------------   -------------


   (1,285,026)     (3,498,602)
           --              --
-------------   -------------
   (1,285,026)     (3,498,602)
-------------   -------------


           --              --
  (32,556,849)   (121,151,073)
-------------   -------------

  (32,556,849)   (121,151,073)
-------------   -------------
  (75,537,581)    (86,009,532)


  142,752,475     228,762,007
-------------   -------------
$  67,214,894   $ 142,752,475
=============   =============


    2,750,002       5,300,002
           --              --
     (850,000)     (2,550,000)
-------------   -------------
    1,900,002       2,750,002
=============   =============



                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX FUND (QQEW)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2020      ----------------------------------------------------------------------
                                            (UNAUDITED)        2019           2018           2017           2016           2015
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     73.78     $    54.61     $    57.88     $    46.18     $    43.48     $    42.80
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.18           0.36           0.32           0.24           0.31           0.22
Net realized and unrealized gain (loss)            6.09          19.16          (3.29) (a)     11.74           2.73           0.73
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   6.27          19.52          (2.97)         11.98           3.04           0.95
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.19)         (0.35)         (0.30)         (0.28)         (0.34)         (0.27)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     79.86     $    73.78     $    54.61     $    57.88     $    46.18     $    43.48
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                   8.54%         35.78%         (5.16)%(a)     26.00%          7.02%          2.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   846,533     $  907,438     $  461,464     $  529,632     $  404,044     $  532,679
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.58% (c)      0.59%          0.60%          0.60%          0.61%          0.60%
Ratio of net expenses to average
   net assets                                      0.58% (c)      0.59%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              0.45% (c)      0.56%          0.52%          0.45%          0.72%          0.51%
Portfolio turnover rate (d)                          11%            29%            27%            26%            29%            31%


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX FUND (QTEC)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2020      ----------------------------------------------------------------------
                                            (UNAUDITED)        2019           2018           2017           2016           2015
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $    100.08     $    67.97     $    71.92     $    52.62     $    42.64     $    43.67
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.36           0.70           0.65           0.48           0.67           0.37
Net realized and unrealized gain (loss)            9.13          32.09          (3.98)         19.39           9.99          (0.98)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   9.49          32.79          (3.33)         19.87          10.66          (0.61)
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.37)         (0.68)         (0.62)         (0.57)         (0.68)         (0.42)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $    109.20     $   100.08     $    67.97     $    71.92     $    52.62     $    42.64
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                   9.53%         48.36%         (4.70)%        37.86%         25.27%         (1.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $ 2,637,192     $2,912,388     $1,950,669     $2,200,711     $1,570,855     $  302,735
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.57% (c)      0.57%          0.57%          0.58%          0.60%          0.60%
Ratio of net expenses to average
   net assets                                      0.57% (c)      0.57%          0.57%          0.58%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              0.66% (c)      0.82%          0.84%          0.76%          1.40%          0.83%
Portfolio turnover rate (d)                           7%            23%            21%            21%            27%            23%

(a) The Fund received a reimbursement from the Advisor in the amount of $22,098 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the Fund's total return.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 52                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX FUND (QQXT)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2020      ----------------------------------------------------------------------
                                            (UNAUDITED)        2019           2018           2017           2016           2015
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     58.39     $    45.66     $    48.53     $    40.44     $    41.45     $    39.73
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.09           0.20           0.18           0.12           0.09           0.13
Net realized and unrealized gain (loss)            4.46          12.73          (2.88)          8.13          (0.98)          1.75
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   4.55          12.93          (2.70)          8.25          (0.89)          1.88
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.10)         (0.20)         (0.17)         (0.16)         (0.12)         (0.16)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     62.84     $    58.39     $    45.66     $    48.53     $    40.44     $    41.45
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                   7.82%         28.35%         (5.58)%        20.41%         (2.13)%         4.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   103,687     $  102,183     $   77,618     $  101,914     $  103,118     $  184,447
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.63% (b)      0.64%          0.64%          0.63%          0.64%          0.63%
Ratio of net expenses to average
   net assets                                      0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              0.30% (b)      0.38%          0.34%          0.25%          0.23%          0.33%
Portfolio turnover rate (c)                          13%            31%            26%            25%            30%            39%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) GREEN ENERGY INDEX FUND (QCLN)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2020      ----------------------------------------------------------------------
                                            (UNAUDITED)        2019           2018           2017           2016           2015
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     24.91     $    17.63     $    20.28     $    15.47     $    16.01     $    17.23
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.12           0.13           0.12           0.05           0.17           0.11
Net realized and unrealized gain (loss)            4.77           7.36          (2.59)          4.85          (0.52)         (1.21)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   4.89           7.49          (2.47)          4.90          (0.35)         (1.10)
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.12)         (0.21)         (0.11)         (0.09)         (0.19)         (0.12)
Return of capital                                    --             --          (0.07)            --             --             --
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total distributions                               (0.12)         (0.21)         (0.18)         (0.09)         (0.19)         (0.12)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     29.68     $    24.91     $    17.63     $    20.28     $    15.47     $    16.01
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  19.75%         42.69%        (12.22)%        31.73%         (2.12)%        (6.43)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   244,868     $  144,467     $   83,731     $   91,262     $   51,837     $   69,655
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.61% (b)      0.63%          0.65%          0.66%          0.68%          0.65%
Ratio of net expenses to average
   net assets                                      0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              1.07% (b)      0.58%          0.59%          0.23%          1.18%          0.65%
Portfolio turnover rate (c)                          23%            26%            45%            32%            49%            35%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST S&P REIT INDEX FUND (FRI)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2020      ----------------------------------------------------------------------
                                            (UNAUDITED)        2019           2018           2017           2016           2015
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     26.14     $    21.63     $    23.28     $    23.07     $    22.07     $    22.24
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.48           0.56           0.69           0.71           0.62           0.55
Net realized and unrealized gain (loss)           (5.36)          4.55          (1.65)          0.16           1.13          (0.13)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                  (4.88)          5.11          (0.96)          0.87           1.75           0.42
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.34)         (0.60)         (0.69)         (0.66)         (0.75)         (0.59)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     20.92     $    26.14     $    21.63     $    23.28     $    23.07     $    22.07
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 (18.60)%        23.67%         (4.19)%         3.79%          7.92%          1.97%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    83,678     $  198,642     $  115,696     $  161,791     $  236,426     $  226,250
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.50% (b)      0.51%          0.52%          0.48%          0.49%          0.48%
Ratio of net expenses to average
   net assets                                      0.50% (b)      0.50%          0.50%          0.48%          0.49%          0.48%
Ratio of net investment income (loss) to
   average net assets                              3.28% (b)      2.40%          3.05%          2.77%          2.52%          2.30%
Portfolio turnover rate (c)                           3%            10%            10%             7%             6%             8%


FIRST TRUST WATER ETF (FIW)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2020      ----------------------------------------------------------------------
                                            (UNAUDITED)        2019           2018           2017           2016           2015
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     59.91     $    43.96     $    48.58     $    39.61     $    30.13     $    33.65
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.20           0.32           0.35           0.54           0.20           0.23
Net realized and unrealized gain (loss)           (4.24)         15.96          (4.65)          8.98           9.48          (3.52)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                  (4.04)         16.28          (4.30)          9.52           9.68          (3.29)
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.18)         (0.33)         (0.32)         (0.55)         (0.20)         (0.23)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     55.69     $    59.91     $    43.96     $    48.58     $    39.61     $    30.13
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                  (6.72)%        37.11%         (8.89)%        24.25%         32.21%         (9.81)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   490,087     $  536,168     $  290,107     $  298,775     $  221,791     $  102,432
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.54% (b)      0.55%          0.55%          0.56%          0.57%          0.57%
Ratio of net expenses to average
   net assets                                      0.54% (b)      0.55%          0.55%          0.56%          0.57%          0.57%
Ratio of net investment income (loss) to
   average net assets                              0.71% (b)      0.61%          0.72%          1.26%          0.58%          0.70%
Portfolio turnover rate (c)                           9%            12%            11%            24%            42%            17%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 54                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NATURAL GAS ETF (FCG)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2020      ----------------------------------------------------------------------
                                            (UNAUDITED)        2019           2018           2017           2016         2015 (a)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     12.05     $    14.69     $    22.75     $    26.15     $    22.30     $    56.10
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.06           0.10           0.02          (0.02)          0.13           1.00
Net realized and unrealized gain (loss)           (4.52)         (2.39)         (7.86)         (3.02)          4.16         (33.75)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                  (4.46)         (2.29)         (7.84)         (3.04)          4.29         (32.75)
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.11)         (0.11)            --          (0.23)         (0.44)         (1.05)
Return of capital                                    --          (0.24)         (0.22)         (0.13)            --             --
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total distributions                               (0.11)         (0.35)         (0.22)         (0.36)         (0.44)         (1.05)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $      7.48     $    12.05     $    14.69     $    22.75     $    26.15     $    22.30
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                 (36.58)%       (15.87)%       (34.77)%       (11.53)%        19.48%        (59.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    83,342     $   95,209     $   88,874     $  184,262     $  251,024     $  153,042
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.67% (c)      0.65%          0.63%          0.64% (d)      0.64% (d)      0.62%
Ratio of net expenses to average
   net assets                                      0.60% (c)      0.60%          0.60%          0.63% (d)      0.61% (d)      0.60%
Ratio of net investment income (loss) to
   average net assets                              1.60% (c)      0.65%          0.07%         (0.11)%         0.54%          2.44%
Portfolio turnover rate (e)                          67%            61%            47%            53%           103%            67%


FIRST TRUST CHINDIA ETF (FNI)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2020      ----------------------------------------------------------------------
                                            (UNAUDITED)        2019           2018           2017           2016           2015
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     39.75     $    30.93     $    39.57     $    27.39     $    28.36     $    28.63
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.06           0.14           0.04           0.34           0.25           0.15
Net realized and unrealized gain (loss)            0.88           8.81          (8.16)         12.61          (0.85)         (0.24)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                   0.94           8.95          (8.12)         12.95          (0.60)         (0.09)
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.07)         (0.13)         (0.52)         (0.77)         (0.37)         (0.18)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     40.62     $    39.75     $    30.93     $    39.57     $    27.39     $    28.36
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                   2.43%         28.96%        (20.68)%        47.36%         (2.15)%        (0.32)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $   154,347     $  111,291     $  133,007     $  375,915     $  131,466     $  221,188
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.60% (c)      0.60%          0.59%          0.60%          0.60%          0.62%
Ratio of net expenses to average
   net assets                                      0.60% (c)      0.60%          0.59%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              0.30% (c)      0.35%          1.06%          0.91%          0.91%          0.64%
Portfolio turnover rate (e)                          27%            26%            22%            35%            47%            68%

(a) All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset value reported on December 31, 2015 prior to the reverse share split restatement was $4.46.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)   Annualized.

(d) For the years ended December 31, 2017 and 2016, ratios reflect excise tax of 0.03% and 0.01%, respectively, which are not included in the expense cap.

(e) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST NASDAQ(R) ABA COMMUNITY BANK INDEX FUND (QABA)

                                            SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2020      ----------------------------------------------------------------------
                                            (UNAUDITED)        2019           2018           2017           2016           2015
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period        $     51.91     $    43.16     $    52.34     $    52.81     $    38.94     $    36.61
                                            -----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.59           1.04           0.81           0.74           0.58           0.56
Net realized and unrealized gain (loss)          (16.52)          8.72          (9.17)         (0.46)         13.89           2.31
                                            -----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                 (15.93)          9.76          (8.36)          0.28          14.47           2.87
                                            -----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.60)         (1.01)         (0.82)         (0.75)         (0.60)         (0.54)
                                            -----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period              $     35.38     $    51.91     $    43.16     $    52.34     $    52.81     $    38.94
                                            ===========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 (30.64)%        22.80%        (16.14)%         0.55%         37.57%          7.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)        $    67,215     $  142,752     $  228,762     $  314,032     $  404,023      $ 223,902
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.63% (b)      0.60%          0.60%          0.60%          0.61%          0.62%
Ratio of net expenses to average
   net assets                                      0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              2.66% (b)      1.98%          1.50%          1.37%          1.54%          1.52%
Portfolio turnover rate (c)                           6%            15%            11%            14%            16%            19%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds. This report covers the nine funds listed below:

        First Trust NASDAQ-100 Equal Weighted Index Fund - (The Nasdaq Stock
           Market LLC ("Nasdaq") ticker "QQEW")
        First Trust NASDAQ-100-Technology Sector Index Fund - (Nasdaq ticker
           "QTEC")
        First Trust NASDAQ-100 Ex-Technology Sector Index Fund - (Nasdaq ticker
           "QQXT")
        First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund - (Nasdaq
           ticker "QCLN")
        First Trust S&P REIT Index Fund - (NYSE Arca, Inc. ("NYSE Arca") ticker
           "FRI")
        First Trust Water ETF - (NYSE Arca ticker "FIW")
        First Trust Natural Gas ETF - (NYSE Arca ticker "FCG")
        First Trust Chindia ETF - (NYSE Arca ticker "FNI")
        First Trust NASDAQ(R) ABA Community Bank Index Fund - (Nasdaq ticker
           "QABA")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealer and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust NASDAQ-100 Equal Weighted Index Fund                NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index Fund             NASDAQ-100 Technology Sector Index(SM)
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     NASDAQ(R) Clean Edge(R) Green Energy Index(SM)
First Trust S&P REIT Index Fund                                 S&P United States REIT Index
First Trust Water ETF                                           ISE Clean Edge Water Index
First Trust Natural Gas ETF                                     ISE-Revere Natural Gas(TM) Index
First Trust Chindia ETF                                         ISE ChIndiaTM Index
First Trust NASDAQ(R) ABA Community Bank Index Fund             NASDAQ OMX(R) ABA Community Bank Index(SM)

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using the data reflecting the earlier closing of the principal markets for those securities. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs") and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2020, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2020, QCLN, FIW, FCG, FNI, and QABA had securities in the securities lending program. During the six months ended June 30, 2020, QQEW, QQXT, QCLN, FIW, FCG, FNI, and QABA participated in the securities lending program.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2020 were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of June 30, 2020.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2019 was as follows:

                                                                       Distributions        Distributions        Distributions
                                                                         paid from            paid from            paid from
                                                                      Ordinary Income       Capital Gains      Return of Capital
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $    3,935,821        $         --        $          --
First Trust NASDAQ-100-Technology Sector Index Fund                        19,495,801                  --                   --
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                        347,860                  --                   --
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                 1,099,140                  --                   --
First Trust S&P REIT Index Fund                                             3,933,661                  --                   --
First Trust Water ETF                                                       2,453,686                  --                   --
First Trust Natural Gas ETF                                                   702,738                  --            1,498,301
First Trust Chindia ETF                                                       356,420                  --                   --
First Trust NASDAQ(R)ABA Community Bank Index Fund                          3,498,602                  --                   --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

As of December 31, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $      146,848        $(30,596,718)       $ 138,270,501
First Trust NASDAQ-100-Technology Sector Index Fund                           796,698         (47,278,668)         609,829,134
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                         15,266         (12,672,970)          20,793,099
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                        --         (32,628,926)          35,045,759
First Trust S&P REIT Index Fund                                               357,828                  --           (3,947,632)
First Trust Water ETF                                                         134,005          (6,775,889)         107,902,484
First Trust Natural Gas ETF                                                        --        (489,749,462)         (35,698,048)
First Trust Chindia ETF                                                        39,080         (67,859,606)          (6,557,216)
First Trust NASDAQ(R) ABA Community Bank Index Fund                            70,350          (9,349,121)          (7,218,145)

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of June 30, 2020, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2019, the Funds had post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                      Post-Enactment -
                                                                       No Expiration
                                                                     ------------------
First Trust NASDAQ-100 Equal Weighted Index Fund                       $   30,596,718
First Trust NASDAQ-100-Technology Sector Index Fund                        47,278,668
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                     12,672,970
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                32,628,926
First Trust S&P REIT Index Fund                                                    --
First Trust Water ETF                                                       6,775,889
First Trust Natural Gas ETF                                               489,749,462
First Trust Chindia ETF                                                    67,859,606
First Trust NASDAQ(R) ABA Community Bank Index Fund                         9,349,121

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust NASDAQ-100 Equal Weighted Index Fund                Nasdaq, Inc.
First Trust NASDAQ-100-Technology Sector Index Fund             Nasdaq, Inc.
First Trust NASDAQ-100 Ex-Technology Sector Index Fund          Nasdaq, Inc.
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund     Nasdaq, Inc.
First Trust S&P REIT Index Fund                                 S&P Dow Jones Indices LLC
First Trust Water ETF                                           International Securities Exchange, LLC
First Trust Natural Gas ETF                                     International Securities Exchange, LLC
First Trust Chindia ETF                                         International Securities Exchange, LLC
First Trust NASDAQ(R)ABA Community Bank Index Fund              Nasdaq, Inc. and American Bankers Association

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is entitled to receive monthly fees from each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.40%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.40%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.40%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.40%
First Trust S&P REIT Index Fund                                      0.30%
First Trust Water ETF                                                0.40%
First Trust Natural Gas ETF                                          0.40%
First Trust Chindia ETF                                              0.40%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.40%

The Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed the below amount as a percentage of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2022.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

                                                                  Expense Cap
                                                                ----------------
First Trust NASDAQ-100 Equal Weighted Index Fund                     0.60%
First Trust NASDAQ-100-Technology Sector Index Fund                  0.60%
First Trust NASDAQ-100 Ex-Technology Sector Index Fund               0.60%
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund          0.60%
First Trust S&P REIT Index Fund                                      0.50%
First Trust Water ETF                                                0.60%
First Trust Natural Gas ETF                                          0.60%
First Trust Chindia ETF                                              0.60%
First Trust NASDAQ(R)ABA Community Bank Index Fund                   0.60%

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2020 and the fees waived or expenses borne by First Trust subject to recovery from the applicable Fund for the periods indicated were as follows:

                                                                               Fees Waived or Expenses Borne by First Trust
                                                                                           Subject to Recovery
                                                                      --------------------------------------------------------------
                                          Advisory                    Six Months      Year         Year      Six Months
                                             Fee         Expense        Ended        Ended        Ended        Ended
                                           Waivers    Reimbursement   12/31/2017   12/31/2018   12/31/2019   6/30/2020      Total
                                          ---------   -------------   ----------   ----------   ----------   ----------   ----------
First Trust NASDAQ-100 Ex-Technology
   Sector Index Fund                      $  13,132   $          --   $   14,823   $   35,900   $   34,524   $   13,132   $   98,379
First Trust NASDAQ(R) Clean Edge(R) Green
   Energy Index Fund                          6,337              --       21,541       43,615       33,796        6,337      105,289
First Trust S&P REIT Index Fund                  --              --           --       14,123       22,365           --       36,488
First Trust Natural Gas ETF                  27,499              --       11,124       39,782       41,266       27,499      119,671
First Trust Chindia ETF                       1,420              --           --           --           --        1,420        1,420
First Trust NASDAQ(R)ABA Community
   Bank Index Fund                           12,060              --           --           --           --       12,060       12,060

During the six months ended June 30, 2020, First Trust recovered fees that were previously waived from First Trust S&P REIT Index Fund of $11,725.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2020, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $    93,146,645   $    94,305,470
First Trust NASDAQ-100-Technology Sector Index Fund                   181,907,003       187,316,997
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 13,401,965        13,588,813
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund            43,117,773        42,749,075
First Trust S&P REIT Index Fund                                         4,403,348         3,492,116
First Trust Water ETF                                                  44,230,419        44,889,820
First Trust Natural Gas ETF                                            51,890,496        51,710,583
First Trust Chindia ETF                                                33,537,578        33,688,815
First Trust NASDAQ(R)ABA Community Bank Index Fund                      6,146,149         6,171,020

For the six months ended June 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust NASDAQ-100 Equal Weighted Index Fund                  $   168,716,316   $   268,554,320
First Trust NASDAQ-100-Technology Sector Index Fund                   420,397,850       803,309,854
First Trust NASDAQ-100 Ex-Technology Sector Index Fund                 25,155,013        32,606,017
First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund           105,742,696        26,436,757
First Trust S&P REIT Index Fund                                                --        80,639,883
First Trust Water ETF                                                  55,815,528        55,648,174
First Trust Natural Gas ETF                                            91,219,158        74,555,485
First Trust Chindia ETF                                                51,107,203        22,103,446
First Trust NASDAQ(R)ABA Community Bank Index Fund                             --        32,519,132

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker- dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in each Fund's portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in each Fund's portfolio. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2022.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom's Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust NASDAQ-100 Equal Weighted Index Fund (QQEW)
        First Trust NASDAQ-100-Technology Sector Index Fund (QTEC)
        First Trust NASDAQ-100 Ex-Technology Sector Index Fund (QQXT) First Trust Chindia ETF (FNI)
        First Trust Water ETF (FIW)
        First Trust Natural Gas ETF (FCG)
        First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund (QCLN) First Trust S&P REIT Index Fund (FRI)
        First Trust NASDAQ(R) ABA Community Bank Index Fund (QABA)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the Advisor and the performance of the Funds since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through April 30, 2022. For each Fund, the Board noted that expenses reimbursed and fees waived are subject to recovery by the Advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's Expense Group, other than QQEW's and QCLN's Expense Groups, included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of FNI was equal to the median total (net) expense ratio of the peer funds in its Expense Group and that the total (net) expense ratio of each other Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to QQEW and QCLN, the Board also considered each Fund's advisory fee rate as compared to the advisory fee rates for the peer funds in its respective Expense Group, noting that each Fund's contractual advisory fee rate was above the median contractual advisory fee rate for the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2019 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each Fund's performance to that of its respective Performance Universe and to that of a broad-based benchmark index, and noted the Advisor's discussion of FCG's and QABA's performance at the May 11, 2020 meeting. However, given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2019 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee.

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee's annual meeting held on March 20, 2020 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.

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


FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund
Book 3

First Trust Total US Market AlphaDEX(R) ETF (TUSA)
First Trust Dorsey Wright People's Portfolio ETF (DWPP)
First Trust Dow 30 Equal Weight ETF (EDOW)
First Trust Lunt U.S. Factor Rotation ETF (FCTR)

Semi-Annual Report
For the Six Months Ended
June 30, 2020

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2020

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................   4
   First Trust Dorsey Wright People's Portfolio ETF (DWPP)..................   6
   First Trust Dow 30 Equal Weight ETF (EDOW)...............................   8
   First Trust Lunt U.S. Factor Rotation ETF (FCTR).........................  10
Notes to Fund Performance Overview..........................................  12
Understanding Your Fund Expenses............................................  13
Portfolio of Investments
   First Trust Total US Market AlphaDEX(R) ETF (TUSA).......................  14
   First Trust Dorsey Wright People's Portfolio ETF (DWPP)..................  29
   First Trust Dow 30 Equal Weight ETF (EDOW)...............................  30
   First Trust Lunt U.S. Factor Rotation ETF (FCTR).........................  31
Statements of Assets and Liabilities........................................  34
Statements of Operations....................................................  35
Statements of Changes in Net Assets.........................................  36
Financial Highlights........................................................  38
Notes to Financial Statements...............................................  40
Additional Information......................................................  48

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2020

Dear Shareholders,

First Trust is pleased to provide you with the semi-annual report for certain funds in the First Trust Exchange-Traded Fund (the "Funds"), which contains detailed information about the Funds for the six months ended June 30, 2020.

The past six months have been a whirlwind in the U.S. and abroad. While it is believed that the coronavirus ("COVID-19") pandemic was first discovered in Wuhan, China around the close of 2019, the country that has been hit the hardest since its onset is the U.S., according to data provided by the Johns Hopkins University Coronavirus Resource Center. As of July 17, 2020, there were 13.90 million confirmed cases of COVID-19 worldwide. The U.S. accounted for 3.62 million of them, the most of any country by far. Over the same period, there were 592,806 confirmed deaths from the virus worldwide. Once again, the U.S. led all countries with 138,840 deaths. Brazil was a distant second at 76,688 deaths. Having tried a stay-at-home mandate for much of the U.S. during the initial stages of the virus, a few large states did elect to reopen sooner than others and it appears to have backfired. Three such states - Georgia, Florida and Texas
- have experienced a surge in COVID-19 cases.

Having said all that, the optimist in me is just as focused on finding a remedy for COVID-19, which seems likely to come in the form of a new vaccine. There are more than 100 COVID-19 vaccines in development and at least 20 of them are expected to begin human testing this year, according to Research and Markets, a provider of market analysis and insight into 800+ industries. Due to the severity of COVID-19, some governments around the globe appear to be ready to fast track any medicines demonstrating a high degree of efficacy in clinical testing. If we do not get a vaccine in the foreseeable future, perhaps therapeutics can tide us over.

The extent of the economic fallout from COVID-19 was put into perspective on July 30, 2020, as the economy posted its second consecutive quarter of negative U.S. gross domestic product ("GDP"). Real U.S. GDP growth declined by an annualized 32.9% in the second quarter, much worse than the 5.0% annualized decline registered in the first quarter of 2020, according to data from the Bureau of Economic Analysis. The two consecutive negative quarters of GDP growth is confirmation that the U.S. economy is in a recession. A recent survey by Primerica found that 86% of middle-income U.S. households have been financially impacted by the pandemic and 51% of those polled said they are concerned they might run out of money to purchase necessities by year-end. For these and other reasons, we believe the Trump Administration and Congress are likely to appropriate additional forms of stimulus to help Americans cope with the ongoing financial burdens associated with COVID-19.

Perhaps the best word to describe the relationship between the economy and the stock market these days is disconnected. The rally in stocks does not reflect the pain in the economy. On the other hand, exceptionally low interest rates and bond yields may be inspiring investors to assume more risk to generate more return. This is the appropriate time to utter the following: Don't fight the Federal Reserve! The rebound in the stock market from its sharp sell-off in the first quarter of 2020 has been confidence-inspiring, in my opinion. The stock market is essentially a discounting mechanism that takes forecasts and other forward-looking information into account to value companies today. It could be that investors are looking beyond 2020 results to expected 2021 results. Bloomberg's consensus 2020 and 2021 estimated earnings growth rates for the S&P 500(R) Index were -21.89% and 25.53%, respectively, as of July 17, 2020. While the ride could be a bit bumpy over the next few months (think presidential election), stay the course!

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2020

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 27 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

A year ago, we were laser focused on the Trump Administration's trade war with China. Little did we know back then that we would be swapping anxiety over tariffs for a virus pandemic. The coronavirus ("COVID-19") has been front and center since its onset early in the first quarter of 2020. Its arrival ended the bull market in stocks and temporarily shuttered a major chunk of not only the U.S. economy, but economies around the globe. The U.S. economy contracted by an annualized 5.0% in the first quarter of 2020, according to the Bureau of Economic Analysis. The National Bureau of Economic Research, the organization that determines the beginning and end of business cycles in the U.S., reported on June 8, 2020, that U.S. economic activity peaked in February of this year. That marked the end of a 128-month economic expansion, the longest in this nation's history. For all intents and purposes, the U.S. economy is in a recession.

The climate for bond investors improved markedly after the Federal Reserve (the "Fed") announced it was expanding its bond-buying program. The Fed has essentially backstopped the bond market by buying bonds, including municipals, corporates and select corporate bond exchange-traded funds ("ETFs"), in the secondary market. These purchases are in addition to the existing program of buying government bonds and mortgage-backed securities. To date, the Fed's commitment, which can be interpreted as an aggressive effort to mitigate risk, has been well-received by investors, in our opinion. By shoring up confidence in the bond market, particularly corporates, we believe that the Fed's actions may have enticed investors back to the stock market a lot quicker than one might have anticipated.

Investors continue to embrace ETFs and related exchange-traded products ("ETPs"). ETFGI, an independent research and consultancy firm, reported that total assets invested in ETFs/ETPs listed globally stood at $6.28 trillion at the end of June 2020, with U.S. listed ETFs/ETPs accounting for $4.34 trillion of it, according to its own release. In the first half of 2020, net inflows to ETFs/ETPs listed globally totaled $294.48 billion. The category with the largest net inflows was fixed income at $105.83 billion, followed by equities at $88.88 billion and commodities at $53.58 billion. These figures are encouraging, in our opinion, considering the elevated volatility in the markets stemming from the COVID-19 pandemic.

U.S. STOCKS AND BONDS

In the first half of 2020, three of the major U.S. stock indices posted negative returns. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index posted total returns of -3.08%, -12.78%, and -17.85%, respectively, according to Bloomberg. Only two of the 11 major S&P 500(R) Index sectors posted positive total returns. Information Technology and Consumer Discretionary were up 14.95% and 7.23%, respectively. The sectors with the poorest showing were Energy, Financials, and Industrials, down 35.34%, 23.62% and 14.64%, respectively.

An annual survey by Bankrate found that Americans favor stocks when investing long-term, according to its own release. When investing money that would not be needed for more than a decade, 28% of those polled selected stocks over other options, up from 20% a year ago. Real Estate, which was last year's top pick, was a close second at 26%, followed by cash investments (savings accounts or certificates of deposit) at 18%. Gold/precious metals appealed to 14% of respondents. Both bonds and cryptocurrency came in at 4%.

In the U.S. bond market, nearly all the major bond groups posted positive returns in the first half of 2020. The top-performing major debt group we track was a blended basket of U.S. government-related and investment-grade corporate debt. The Bloomberg Barclays U.S. Aggregate Index posted a total return of 6.14%. The worst-performing debt group that we track was high yield corporate bonds. The Bloomberg Barclays U.S. Corporate High Yield Index posted a total return of -3.80%.

FOREIGN STOCKS AND BONDS

The U.S. dollar rose by 1.04% against a basket of major currencies in the first half of 2020, as measured by the U.S. Dollar Index (DXY). With respect to U.S. investors, a small gain like that would not have had much of an impact on the returns of foreign securities that were not hedged. Foreign stocks and bonds delivered mixed results in the first half of this year.

The Bloomberg Barclays EM Hard Currency Aggregate Index of emerging markets debt posted a total return of -0.85% (USD), while the Bloomberg Barclays Global Aggregate Index of higher quality debt rose by 2.98% (USD). With respect to equities, the MSCI Emerging Markets Index of stocks posted a total return of -9.78% (USD), while the MSCI World ex USA Index posted a total return of -11.49%
(USD).

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--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

The First Trust Total US Market AlphaDEX(R) ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ AlphaDEX(R) Total US Market Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is a modified market capitalization index designed to quantitatively identify and select U.S. exchange-listed securities issued by small, mid and large cap U.S. companies that exhibit growth and value factors and appear to have the greatest potential for capital appreciation. The Index is rebalanced and reconstituted quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on The Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was December 7, 2006.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                               AVERAGE ANNUAL TOTAL RETURNS            CUMULATIVE TOTAL RETURNS
                                      6 Months    1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                       Ended       Ended      Ended      Ended      (12/5/06)      Ended      Ended      (12/5/06)
                                      6/30/20     6/30/20    6/30/20    6/30/20     to 6/30/20    6/30/20    6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                   -12.71%     -6.52%      4.74%       7.71%       4.67%       26.04%     110.24%       85.67%
Market Value                          -13.00%     -6.72%      4.54%       7.67%       4.63%       24.87%     109.30%       84.87%

INDEX PERFORMANCE
NASDAQ AlphaDEX(R) Total US
   Market Index*                      -12.34%     -5.81%      5.53%       N/A          N/A        30.89%       N/A          N/A
Russell 3000(R) Index                  -3.48%      6.53%     10.03%      13.72%       8.10%       61.30%     261.80%      187.78%
------------------------------------------------------------------------------------------------------------------------------------

* On January 9, 2015, the Fund's underlying index changed from the Value Line(R) Equity Allocation Index to the NASDAQ AlphaDEX(R) Total US Market Index. Therefore, the Fund's performance and total returns shown for the periods prior to January 9, 2015, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Fund's current underlying index had an inception date of September 8, 2014, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 12.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Financials                                    17.87%
Information Technology                        17.01
Consumer Discretionary                        13.48
Health Care                                   13.24
Industrials                                   12.63
Energy                                         6.36
Communication Services                         5.36
Real Estate                                    4.52
Materials                                      4.37
Utilities                                      2.63
Consumer Staples                               2.53
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Tesla, Inc.                                    0.67%
DocuSign, Inc.                                 0.61
ViacomCBS, Inc., Class B                       0.55
Okta, Inc.                                     0.54
D.R. Horton, Inc.                              0.53
Lennar Corp., Class A                          0.53
Marathon Petroleum Corp.                       0.52
Royal Caribbean Cruises Ltd.                   0.51
DexCom, Inc.                                   0.49
Seattle Genetics, Inc.                         0.48
                                             -------
   Total                                       5.43%
                                             =======

-----------------------------
NASDAQ and the NASDAQ AlphaDEX(R) Total US Market Index (the "Index") are trademarks of The Nasdaq OMX Group and its affiliates (the "Corporations") and has been licensed for use with the Fund by First Trust. First Trust Portfolios L.P. ("FTP") has licensed to The NASDAQ OMX Group, Inc. ("NASDAQ OMX"), free of charge, the right to use certain intellectual property owned by FTP, including the AlphaDEX trademark and the AlphaDEX stock selection method, in connection with NASDAQ OMX's calculation of the NASDAQ AlphaDEX Total US Market Index.

The Fund is not sponsored, endorsed, sold or promoted by the Corporations. The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund.

The Fund is not sponsored, endorsed, sold or promoted by NASDAQ OMX and NASDAQ OMX makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA) (CONTINUED)

           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                DECEMBER 31, 2009 - JUNE 30, 2020

             First Trust Total US        Russell 3000(R)
            Market AlphaDEX(R) ETF            Index
12/09              $10,000                   $10,000
06/10                9,854                     9,395
12/10               11,985                    11,693
06/11               12,247                    12,436
12/11               10,839                    11,813
06/12               11,028                    12,914
12/12               11,787                    13,752
06/13               13,488                    15,686
12/13               15,871                    18,367
06/14               16,671                    19,642
12/14               16,246                    20,673
06/15               16,438                    21,074
12/15               15,274                    20,773
06/16               15,772                    21,525
12/16               17,638                    23,417
06/17               18,970                    25,508
12/17               21,066                    28,365
06/18               21,999                    29,278
12/18               18,932                    26,877
06/19               22,164                    31,906
12/19               23,732                    35,215
06/20               20,716                    33,990

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             115             15             0            0
01/01/16 - 12/31/16             121              0             0            0
01/01/17 - 12/31/17             216              0             0            0
01/01/18 - 12/31/18             168              2             0            0
01/01/19 - 12/31/19              86              0             0            0
01/01/20 - 06/30/20              46              0             0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             110             12             0            0
01/01/16 - 12/31/16             131              0             0            0
01/01/17 - 12/31/17              35              0             0            0
01/01/18 - 12/31/18              79              1             1            0
01/01/19 - 12/31/19             165              0             0            1
01/01/20 - 06/30/20              77              1             0            1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

The First Trust Dorsey Wright People's Portfolio ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Nasdaq Dorsey Wright People's Portfolio Index (the "Index"). The Fund will normally invest at least 80% of its total assets (including investment borrowings) in the common stocks or U.S. Treasury Bills ("T-Bills") that comprise the Index. The Index is a modified market capitalization weighted index designed to tactically allocate exposure to one of three indices: (i) the Nasdaq US 500 Large Cap Index; (ii) the Nasdaq US 500 Large Cap Equal Weight Index; or (iii) the Nasdaq US T-Bill Index. Each of the Nasdaq US 500 Large Cap Index and the Nasdaq US 500 Large Cap Equal Weight Index contains the same constituent securities - the 500 securities with the highest float-adjusted market capitalization comprising the Nasdaq US Benchmark Index. The Nasdaq US 500 Large Cap Index weights the securities according to their market capitalization and the Nasdaq US 500 Large Cap Equal Index weights them equally. The Nasdaq US T-Bill Index is designed to act as a US dollar-denomination cash position through the use of nine T-Bills ranging from 30 to 91 days in duration. A T-Bill is a short-term debt obligation backed by the U.S. government with a maturity of less than one year, sold in denominations of $1,000 up to a maximum purchase of $5 million. The Index is rebalanced and reconstituted periodically and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the Nasdaq Stock Market LLC. The first day of secondary market trading in shares of the Fund was August 30, 2012.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     AVERAGE ANNUAL                CUMULATIVE
                                                                                     TOTAL RETURNS               TOTAL RETURNS
                                                       6 Months      1 Year      5 Years     Inception       5 Years     Inception
                                                        Ended        Ended        Ended      (8/29/12)        Ended      (8/29/12)
                                                       6/30/20      6/30/20      6/30/20     to 6/30/20      6/30/20     to 6/30/20
FUND PERFORMANCE
NAV                                                    -23.66%      -17.09%       1.52%         4.58%         7.84%        42.06%
Market Value                                           -23.78%      -17.25%       1.53%         4.56%         7.89%        41.83%

INDEX PERFORMANCE
Nasdaq Dorsey Wright People's Portfolio
   Index*                                              -23.41%      -16.51%        N/A           N/A           N/A          N/A
S&P 500(R) Index                                        -3.08%        7.51%      10.73%        12.89%        66.45%       158.51%
Nasdaq US 500 Large Cap Index                           -1.73%        8.91%        N/A           N/A           N/A          N/A
------------------------------------------------------------------------------------------------------------------------------------

* On August 18, 2017, the Fund's underlying index changed from CBOE(R) VIX(R) Tail Hedge Index to the Nasdaq Dorsey Wright People's Portfolio Index (the "Index"). Therefore, the Fund's performance and total returns for the periods prior to August 18, 2017, are not necessarily indicative of the performance the Fund, based on its current index, would have generated. Since the Index had an inception date of July 24, 2017, it was not in existence for all of the periods disclosed.

(See Notes to Fund Performance Overview on page 12.)

-----------------------------------------------------------
                                             % OF TOTAL
ASSET CLASSIFICATION                        INVESTMENTS
-----------------------------------------------------------
U.S. Treasury Bills                           100.00%
                                              -------
   Total                                      100.00%
                                              =======

-----------------------------
The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or descriptions and disclosure relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP) (CONTINUED)

           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                AUGUST 29, 2012 - JUNE 30, 2020

            First Trust Dorsey Wright       S&P 500(R)
             People's Portfolio ETF           Index
08/12                $10,000                 $10,000
12/12                  9,863                  10,193
06/13                 10,686                  11,602
12/13                 11,738                  13,494
06/14                 12,251                  14,457
12/14                 13,525                  15,342
06/15                 13,175                  15,531
12/15                 12,730                  15,554
06/16                 12,551                  16,151
12/16                 12,800                  17,414
06/17                 13,952                  19,040
12/17                 15,579                  21,214
06/18                 15,782                  21,776
12/18                 14,292                  20,284
06/19                 17,139                  24,045
12/19                 18,609                  26,673
06/20                 14,206                  25,851

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period January 1, 2015 through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15              98             1              0            1
01/01/16 - 12/31/16              76             3              0            0
01/01/17 - 12/31/17             175             0              0            1
01/01/18 - 12/31/18             162             3              0            0
01/01/19 - 12/31/19             175             0              0            0
01/01/20 - 06/30/20              74             1              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
01/01/15 - 12/31/15             148             1              1            2
01/01/16 - 12/31/16             168             4              1            0
01/01/17 - 12/31/17              75             0              0            0
01/01/18 - 12/31/18              84             2              0            0
01/01/19 - 12/31/19              77             0              0            0
01/01/20 - 06/30/20              50             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

The First Trust Dow 30 Equal Weight ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Industrial Average Equal Weight Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is an equal weight version of the Dow Jones Industrial AverageTM (the "DJIA"). The 30 securities comprising the DJIA are issued by blue-chip U.S. companies covering all industries, with the exception of transportation and utilities. Inclusion in the DJIA is not governed by quantitative rules but rather is based on the following criteria: (i) the company is not a utility or in the transportation business; (ii) the company has a premier reputation in its field; (iii) the company has a history of successful growth; (iv) there is wide interest in the company among individual and institutional investors; and (v) the company should be incorporated and headquartered in the U.S. Whenever one component is changed, the others are reviewed. For the sake of historical continuity, composition changes are rarely made. In the event that there is a change in the components of the DJIA, the component removed from the DJIA will simultaneously be removed from the Index, and the component that replaces the removed component will be added to the Index at the same weight as the component that was removed. The Index is rebalanced quarterly and reconstituted as needed and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund's shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was August 9, 2017.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL             CUMULATIVE
                                                                                            TOTAL RETURNS             TOTAL RETURNS
                                                     6 Months            1 Year               Inception                 Inception
                                                      Ended               Ended                (8/8/17)                 (8/8/17)
                                                     6/30/20             6/30/20              to 6/30/20               to 6/30/20
FUND PERFORMANCE
NAV                                                   -9.76%             -2.18%                 7.54%                    23.42%
Market Value                                          -9.76%             -2.26%                 7.53%                    23.36%

INDEX PERFORMANCE
Dow Jones Industrial Average Equal Weight Index       -9.19%             -1.28%                 8.24%                    25.76%
Dow Jones Industrial Average(TM)                      -8.43%             -0.54%                 8.08%                    25.21%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 12.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        20.71%
Consumer Staples                              13.55
Health Care                                   13.38
Industrials                                   13.18
Financials                                    12.91
Consumer Discretionary                        10.10
Communication Services                         6.48
Energy                                         6.39
Materials                                      3.30
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Microsoft Corp.                                3.62%
Apple, Inc.                                    3.60
Cisco Systems, Inc.                            3.46
UnitedHealth Group, Inc.                       3.46
Procter & Gamble (The) Co.                     3.45
Home Depot (The), Inc.                         3.45
Caterpillar, Inc.                              3.43
Walgreens Boots Alliance, Inc.                 3.42
Walmart, Inc.                                  3.40
NIKE, Inc., Class B                            3.40
                                             -------
   Total                                      34.69%
                                             =======

-----------------------------
The Dow Jones Industrial Average Equal Weight Index is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by First Trust. Dow Jones(R) and Dow Jones Industrial Average Equal Weight Index are trademarks of Dow Jones Trademark Holdings LLC ("Dow Jones") and have been licensed to SPDJI and have been sublicensed for use for certain purposes by First Trust. The First Trust Dow 30 Equal Weight Index ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones or their respective affiliates and none of them makes any representation regarding the advisability of investing in such fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW) (CONTINUED)

                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             AUGUST 8, 2017 - JUNE 30, 2020

                                        Dow Jones Industrial
            First Trust Dow 30             Average Equal            Dow Jones Industrial
             Equal Weight ETF               Weight Index                Average(TM)
08/17            $10,000                      $10,000                     $10,000
12/17             11,102                       11,124                      11,302
06/18             11,024                       11,069                      11,219
12/18             11,004                       11,079                      10,908
06/19             12,615                       12,739                      12,588
12/19             13,676                       13,849                      13,674
06/20             12,342                       12,576                      12,521

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 9, 2017 (commencement of trading) through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/09/17 - 12/31/17              94             0              0            0
01/01/18 - 12/31/18             171             4              0            0
01/01/19 - 12/31/19             167             0              0            0
01/01/20 - 06/30/20              69             2              1            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
08/09/17 - 12/31/17               6             0              0            0
01/01/18 - 12/31/18              74             2              0            0
01/01/19 - 12/31/19              84             0              1            0
01/01/20 - 06/30/20              53             0              0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

The First Trust Lunt U.S. Factor Rotation ETF (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Lunt Capital Large Cap Factor Rotation Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks that comprise the Index. The Index is owned and was developed by Lunt Capital Management, Inc. (the "Index Provider"). The Index is calculated and maintained by Nasdaq, Inc. The Index is designed to track the performance of U.S. securities exhibiting desirable factor exposure. The Index utilizes the Index Provider's risk-adjusted relative strength methodology to allocate exposure to securities exhibiting either high or low levels of the characteristics associated with one of four primary investing factors: momentum, value, quality and volatility. The Index is rebalanced and reconstituted periodically and the Fund will make corresponding changes to its portfolio after the Index changes are made public. The Fund's shares are listed for trading on CBOE BZX Exchange, Inc. The first day of secondary market trading in shares of the Fund was July 26, 2018.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            AVERAGE ANNUAL             CUMULATIVE
                                                                                            TOTAL RETURNS             TOTAL RETURNS
                                                     6 Months            1 Year               Inception                 Inception
                                                      Ended               Ended               (7/25/18)                 (7/25/18)
                                                     6/30/20             6/30/20              to 6/30/20               to 6/30/20
FUND PERFORMANCE
NAV                                                    4.62%             10.73%                  9.84%                   19.88%
Market Value                                           4.40%             10.53%                  9.80%                   19.78%

INDEX PERFORMANCE
Lunt Capital Large Cap Factor Rotation Index           5.09%             11.63%                 10.69%                   21.68%
Nasdaq US 500 Large Cap Index                         -1.73%              8.91%                  7.55%                   15.09%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 12.)

-----------------------------------------------------------
                                           % OF TOTAL
SECTOR CLASSIFICATION                 LONG-TERM INVESTMENTS
-----------------------------------------------------------
Information Technology                        28.13%
Consumer Discretionary                        11.91
Industrials                                   11.68
Financials                                    11.16
Health Care                                   10.71
Real Estate                                    9.19
Energy                                         6.75
Consumer Staples                               5.12
Communication Services                         2.95
Utilities                                      1.66
Materials                                      0.74
                                             -------
   Total                                     100.00%
                                             =======

-----------------------------------------------------------
                                           % OF TOTAL
TOP TEN HOLDINGS                      LONG-TERM INVESTMENTS
-----------------------------------------------------------
Seattle Genetics, Inc.                         2.91%
NVIDIA Corp.                                   2.56
RingCentral, Inc., Class A                     2.41
Coupa Software, Inc.                           2.27
Okta, Inc.                                     1.87
Domino's Pizza, Inc.                           1.85
Advanced Micro Devices, Inc.                   1.51
American Tower Corp.                           1.47
SBA Communications Corp.                       1.46
Adobe, Inc.                                    1.44
                                             -------
   Total                                      19.75%
                                             =======

-----------------------------
Lunt Capital Management, Inc. ("Licensor") and the Lunt Capital Large Cap Factor Rotation Index, ("Licensor Index") are trademarks of Licensor and have been licensed for use for certain purposes by First Trust Advisors L.P. The First Trust Lunt U.S. Factor Rotation ETF is based on the Licensor Index and is not sponsored, endorsed, sold or promoted by Licensor, and Licensor makes no representation regarding the advisability of trading in such fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR) (CONTINUED)

                    PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                           JULY 25, 2018 - JUNE 30, 2020

            First Trust Lunt U.S.       Lunt Capital Large Cap        Nasdaq US 500
             Factor Rotation ETF        Factor Rotation Index        Large Cap Index
07/18               $10,000                    $10,000                   $10,000
12/18                 8,791                      8,813                     8,869
06/19                10,828                     10,901                    10,567
12/19                11,459                     11,578                    11,711
06/20                11,988                     12,168                    11,509

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JUNE 30, 2020

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period July 26, 2018 (commencement of trading) through June 30, 2020. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
07/26/18 - 12/31/18              91             2              0            0
01/01/19 - 12/31/19             250             0              0            1
01/01/20 - 06/30/20             107             0              0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD              0.00%-0.49%    0.50%-0.99%    1.00%-1.99%    >=2.00%
07/26/18 - 12/31/18              15             1              0            0
01/01/19 - 12/31/19               1             0              0            0
01/01/20 - 06/30/20              18             0              0            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED FUND

UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2020 (UNAUDITED)

As a shareholder of First Trust Total US Market AlphaDEX(R) ETF, First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF or First Trust Lunt U.S. Factor Rotation ETF (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2020.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO      EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE        DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH          SIX-MONTH
                                                  JANUARY 1, 2020      JUNE 30, 2020         PERIOD           PERIOD (b)
--------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)
Actual                                               $1,000.00           $  872.90          0.70% (a)            $3.26
Hypothetical (5% return before expenses)             $1,000.00           $1,021.38          0.70% (a)            $3.52

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO
   ETF (DWPP)
Actual                                               $1,000.00           $  763.40          0.60%                $2.63
Hypothetical (5% return before expenses)             $1,000.00           $1,021.88          0.60%                $3.02

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)
Actual                                               $1,000.00           $  902.40          0.50%                $2.37
Hypothetical (5% return before expenses)             $1,000.00           $1,022.38          0.50%                $2.51

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)
Actual                                               $1,000.00           $1,046.20          0.65%                $3.31
Hypothetical (5% return before expenses)             $1,000.00           $1,021.63          0.65%                $3.27


(a) These expense ratios reflect an expense cap. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2020 through June 30, 2020), multiplied by 182/366 (to reflect the six-month period).

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 1.8%
         186 AAR Corp.                         $        3,845
         236 Aerojet Rocketdyne Holdings,
                Inc. (a)                                9,355
          36 AeroVironment, Inc. (a)                    2,867
         174 Axon Enterprise, Inc. (a)                 17,075
         152 BWX Technologies, Inc.                     8,609
          27 Cubic Corp.                                1,297
          80 Curtiss-Wright Corp.                       7,142
         124 General Dynamics Corp.                    18,533
         308 Howmet Aerospace, Inc.                     4,882
          13 Huntington Ingalls Industries,
                Inc.                                    2,268
          57 Kaman Corp.                                2,371
         159 Kratos Defense & Security
                Solutions, Inc. (a)                     2,485
         228 L3Harris Technologies, Inc.               38,685
          97 Lockheed Martin Corp.                     35,397
         412 Maxar Technologies, Inc.                   7,400
         138 Mercury Systems, Inc. (a)                 10,855
          87 Moog, Inc., Class A                        4,609
          31 National Presto Industries, Inc.           2,709
          87 Raytheon Technologies Corp.                5,361
         516 Spirit AeroSystems Holdings,
                Inc., Class A                          12,353
          33 Teledyne Technologies, Inc. (a)           10,261
         370 Textron, Inc.                             12,177
         132 Vectrus, Inc. (a)                          6,485
                                               --------------
                                                      227,021
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.3%
         300 Air Transport Services Group,
                Inc. (a)                                6,681
          37 C.H. Robinson Worldwide, Inc.              2,925
          64 Echo Global Logistics, Inc. (a)            1,384
          37 Expeditors International of
                Washington, Inc.                        2,814
          65 Forward Air Corp.                          3,238
          72 Hub Group, Inc., Class A (a)               3,446
         152 XPO Logistics, Inc. (a)                   11,742
                                               --------------
                                                       32,230
                                               --------------
             AIRLINES -- 1.5%
         433 Alaska Air Group, Inc.                    15,700
          53 Allegiant Travel Co.                       5,788
         203 American Airlines Group, Inc.              2,653
       1,441 Delta Air Lines, Inc.                     40,420
         526 Hawaiian Holdings, Inc.                    7,385
       1,380 JetBlue Airways Corp. (a)                 15,042
         209 SkyWest, Inc.                              6,818
       1,154 Southwest Airlines Co.                    39,444
         426 Spirit Airlines, Inc. (a) (b)              7,583
       1,303 United Airlines Holdings,
                Inc. (a)                               45,097
                                               --------------
                                                      185,930
                                               --------------
             AUTO COMPONENTS -- 0.8%
         304 American Axle & Manufacturing
                Holdings, Inc. (a)                      2,310
         334 Aptiv PLC                                 26,025


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             AUTO COMPONENTS (CONTINUED)
         506 BorgWarner, Inc.                  $       17,862
         337 Cooper Tire & Rubber Co.                   9,305
         703 Dana, Inc.                                 8,570
         223 Gentex Corp.                               5,747
         755 Goodyear Tire & Rubber (The) Co.           6,753
         152 Lear Corp.                                16,571
          26 Standard Motor Products, Inc.              1,071
         262 Stoneridge, Inc. (a)                       5,413
                                               --------------
                                                       99,627
                                               --------------
             AUTOMOBILES -- 1.4%
       1,978 General Motors Co.                        50,044
         521 Harley-Davidson, Inc.                     12,384
          78 Tesla, Inc. (a)                           84,225
         234 Thor Industries, Inc.                     24,928
          39 Winnebago Industries, Inc.                 2,598
                                               --------------
                                                      174,179
                                               --------------
             BANKS -- 5.1%
          34 1st Source Corp.                           1,210
          45 Allegiance Bancshares, Inc.                1,143
         258 Associated Banc-Corp.                      3,529
         116 BancorpSouth Bank                          2,638
         774 Bank of America Corp.                     18,382
         263 Bank OZK                                   6,173
         176 BankUnited, Inc.                           3,564
          66 Banner Corp.                               2,508
         221 Berkshire Hills Bancorp, Inc.              2,435
         174 BOK Financial Corp.                        9,821
         308 Boston Private Financial
                Holdings, Inc.                          2,119
          52 Bridge Bancorp, Inc.                       1,188
          39 Bryn Mawr Bank Corp.                       1,079
         671 Cadence BanCorp                            5,945
          35 Camden National Corp.                      1,209
         144 Cathay General Bancorp                     3,787
          62 CBTX, Inc.                                 1,302
          69 Central Pacific Financial Corp.            1,106
         572 CIT Group, Inc.                           11,858
         781 Citigroup, Inc.                           39,909
       1,748 Citizens Financial Group, Inc.            44,120
          49 City Holding Co.                           3,193
         336 Comerica, Inc.                            12,802
          98 Commerce Bancshares, Inc.                  5,828
          37 Community Bank System, Inc.                2,110
          34 Community Trust Bancorp, Inc.              1,114
          88 Cullen/Frost Bankers, Inc.                 6,574
         220 CVB Financial Corp.                        4,123
          73 Eagle Bancorp, Inc.                        2,391
         287 East West Bancorp, Inc.                   10,401
         447 F.N.B. Corp.                               3,352
       2,214 Fifth Third Bancorp                       42,686
         620 First BanCorp                              3,466
          64 First Busey Corp.                          1,194
          15 First Citizens BancShares, Inc.,
                Class A                                 6,075
         120 First Commonwealth Financial
                Corp.                                     994


Page 14                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BANKS (CONTINUED)
          47 First Community Bankshares, Inc.  $        1,055
         221 First Financial Bancorp                    3,070
         184 First Financial Bankshares, Inc.           5,316
          33 First Financial Corp.                      1,216
         133 First Hawaiian, Inc.                       2,293
         920 First Horizon National Corp.               9,163
          38 First Interstate BancSystem,
                Inc., Class A                           1,176
          83 First Merchants Corp.                      2,288
         166 First Midwest Bancorp, Inc.                2,216
          96 Fulton Financial Corp.                     1,011
         120 German American Bancorp, Inc.              3,732
          73 Glacier Bancorp, Inc.                      2,576
          54 Great Southern Bancorp, Inc.               2,179
         161 Great Western Bancorp, Inc.                2,215
         225 Hancock Whitney Corp.                      4,770
         292 HarborOne Bancorp, Inc. (a)                2,494
          73 Heartland Financial USA, Inc.              2,441
          55 Heritage Financial Corp.                   1,100
         218 Hilltop Holdings, Inc.                     4,022
         275 Home BancShares, Inc.                      4,230
         401 Hope Bancorp, Inc.                         3,697
       3,004 Huntington Bancshares, Inc.               27,141
          34 Independent Bank Corp.                     2,281
          82 International Bancshares Corp.             2,626
         138 Investors Bancorp, Inc.                    1,173
       2,378 KeyCorp                                   28,964
         204 Lakeland Bancorp, Inc.                     2,332
          30 Lakeland Financial Corp.                   1,398
          88 Live Oak Bancshares, Inc.                  1,277
         159 M&T Bank Corp.                            16,531
         125 Midland States Bancorp, Inc.               1,869
          20 Nicolet Bankshares, Inc. (a)               1,096
          99 OFG Bancorp                                1,324
          84 Old National Bancorp                       1,156
         550 PacWest Bancorp                           10,841
         447 People's United Financial, Inc.            5,172
         100 Peoples Bancorp, Inc.                      2,128
          66 Pinnacle Financial Partners, Inc.          2,771
         172 PNC Financial Services Group
                (The), Inc.                            18,096
         282 Popular, Inc.                             10,482
          51 Prosperity Bancshares, Inc.                3,028
          40 QCR Holdings, Inc.                         1,247
       3,666 Regions Financial Corp.                   40,766
         151 Renasant Corp.                             3,760
         112 ServisFirst Bancshares, Inc.               4,005
          61 Signature Bank                             6,522
         119 Simmons First National Corp.,
                Class A                                 2,036
          19 South State Corp.                            906
          72 Southside Bancshares, Inc.                 1,996
         946 Sterling Bancorp                          11,087
          38 Stock Yards Bancorp, Inc.                  1,528
          16 SVB Financial Group (a)                    3,448


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BANKS (CONTINUED)
         422 Synovus Financial Corp.           $        8,664
          30 Tompkins Financial Corp.                   1,943
          60 TowneBank                                  1,130
          36 TriCo Bancshares                           1,096
         127 Triumph Bancorp, Inc. (a)                  3,082
          47 Trustmark Corp.                            1,152
         239 U.S. Bancorp                               8,800
          24 UMB Financial Corp.                        1,237
         302 Umpqua Holdings Corp.                      3,213
          48 United Bankshares, Inc.                    1,328
         134 Univest Financial Corp.                    2,163
         676 Valley National Bancorp                    5,286
         323 Webster Financial Corp.                    9,241
         859 Wells Fargo & Co.                         21,990
          46 WesBanco, Inc.                               934
          37 Westamerica Bancorporation                 2,125
          81 Western Alliance Bancorp                   3,067
         133 Wintrust Financial Corp.                   5,801
         276 Zions Bancorp N.A.                         9,384
                                               --------------
                                                      644,211
                                               --------------
             BEVERAGES -- 0.4%
          15 Boston Beer (The) Co., Inc.,
                Class A (a)                             8,050
          82 MGP Ingredients, Inc.                      3,010
         126 Molson Coors Beverage Co.,
                Class B                                 4,329
         438 Monster Beverage Corp. (a)                30,362
          26 National Beverage Corp. (a)                1,587
                                               --------------
                                                       47,338
                                               --------------
             BIOTECHNOLOGY -- 4.8%
         108 AbbVie, Inc.                              10,603
         292 ACADIA Pharmaceuticals, Inc. (a)          14,153
         137 Acceleron Pharma, Inc. (a)                13,052
         112 Adverum Biotechnologies, Inc. (a)          2,339
         724 Akebia Therapeutics, Inc. (a)              9,832
          91 Alector, Inc. (a)                          2,224
         113 Alnylam Pharmaceuticals, Inc. (a)         16,736
          81 Amgen, Inc.                               19,105
         356 Amicus Therapeutics, Inc. (a)              5,368
         396 Arcus Biosciences, Inc. (a)                9,797
         773 Ardelyx, Inc. (a)                          5,349
         130 Arena Pharmaceuticals, Inc. (a)            8,183
         257 Arrowhead Pharmaceuticals,
                Inc. (a)                               11,100
         732 Athersys, Inc. (a)                         2,020
         104 Biogen, Inc. (a)                          27,825
         292 BioMarin Pharmaceutical, Inc. (a)         36,015
          19 Blueprint Medicines Corp. (a)              1,482
         151 CareDx, Inc. (a)                           5,350
         190 CEL-SCI Corp. (a)                          2,835
          55 ChemoCentryx, Inc. (a)                     3,165
         103 CRISPR Therapeutics AG (a)                 7,569
         187 Cytokinetics, Inc. (a)                     4,408
         299 Dicerna Pharmaceuticals, Inc. (a)          7,595
          95 Emergent BioSolutions, Inc. (a)            7,513


                        See Notes to Financial Statements                Page 15

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             BIOTECHNOLOGY (CONTINUED)
         430 Exelixis, Inc. (a)                $       10,208
         247 Fate Therapeutics, Inc. (a)                8,475
          32 FibroGen, Inc. (a)                         1,297
         305 Halozyme Therapeutics, Inc. (a)            8,177
       1,289 ImmunoGen, Inc. (a)                        5,929
         112 Incyte Corp. (a)                          11,645
         295 Inovio Pharmaceuticals,
                Inc. (a) (b)                            7,950
         180 Intellia Therapeutics, Inc. (a)            3,784
         104 Ionis Pharmaceuticals, Inc. (a)            6,132
         436 Ironwood Pharmaceuticals,
                Inc. (a)                                4,499
       1,311 Kadmon Holdings, Inc. (a)                  6,712
         286 Karyopharm Therapeutics, Inc. (a)          5,417
          75 Ligand Pharmaceuticals, Inc. (a)           8,389
         247 Moderna, Inc. (a)                         15,860
         413 Molecular Templates, Inc. (a)              5,695
          81 Momenta Pharmaceuticals, Inc. (a)          2,695
          36 Natera, Inc. (a)                           1,795
         193 Neoleukin Therapeutics, Inc. (a)           3,204
         114 Neurocrine Biosciences, Inc. (a)          13,908
         161 Novavax, Inc. (a)                         13,419
          37 Principia Biopharma, Inc. (a)              2,212
          49 PTC Therapeutics, Inc. (a)                 2,486
          84 Regeneron Pharmaceuticals,
                Inc. (a)                               52,387
          76 Sarepta Therapeutics, Inc. (a)            12,186
         356 Seattle Genetics, Inc. (a)                60,492
         112 TG Therapeutics, Inc. (a)                  2,182
         551 Translate Bio, Inc. (a)                    9,874
         179 Twist Bioscience Corp. (a)                 8,109
          74 Ultragenyx Pharmaceutical,
                Inc. (a)                                5,788
         530 Vanda Pharmaceuticals, Inc. (a)            6,063
         136 Veracyte, Inc. (a)                         3,522
         173 Vertex Pharmaceuticals, Inc. (a)          50,224
         147 Xencor, Inc. (a)                           4,761
                                               --------------
                                                      599,094
                                               --------------
             BUILDING PRODUCTS -- 1.0%
         130 A.O. Smith Corp.                           6,126
          91 AAON, Inc.                                 4,940
         112 Advanced Drainage Systems, Inc.            5,533
          80 Allegion PLC                               8,178
         106 Apogee Enterprises, Inc.                   2,442
          93 Armstrong World Industries, Inc.           7,250
         723 Cornerstone Building Brands,
                Inc. (a)                                4,381
          68 CSW Industrials, Inc.                      4,700
         114 Fortune Brands Home & Security,
                Inc.                                    7,288
         102 Gibraltar Industries, Inc. (a)             4,897
         173 Griffon Corp.                              3,204
         226 JELD-WEN Holding, Inc. (a)                 3,641
          13 Lennox International, Inc.                 3,029
         254 Owens Corning                             14,163
         156 Patrick Industries, Inc.                   9,555
         393 PGT Innovations, Inc. (a)                  6,162
         681 Resideo Technologies, Inc. (a)             7,981
          53 Simpson Manufacturing Co., Inc.            4,471


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             BUILDING PRODUCTS (CONTINUED)
         123 Trex Co., Inc. (a)                $       15,999
         118 UFP Industries, Inc.                       5,842
                                               --------------
                                                      129,782
                                               --------------
             CAPITAL MARKETS -- 4.0%
         294 Apollo Global Management, Inc.            14,677
         399 Ares Management Corp., Class A            15,840
         298 B. Riley Financial, Inc.                   6,485
         732 Bank of New York Mellon (The)
                Corp.                                  28,292
         436 BGC Partners, Inc., Class A                1,195
         516 Brightsphere Investment Group,
                Inc.                                    6,429
         342 Carlyle Group (The), Inc. (b)              9,542
          48 Cohen & Steers, Inc.                       3,266
          76 Eaton Vance Corp.                          2,934
          95 Evercore, Inc., Class A                    5,597
          38 FactSet Research Systems, Inc.            12,482
         230 Federated Hermes, Inc.                     5,451
         191 Focus Financial Partners, Inc.,
                Class A (a)                             6,313
         740 Franklin Resources, Inc.                  15,518
         160 Goldman Sachs Group (The), Inc.           31,619
          20 Hamilton Lane, Inc., Class A               1,347
         105 Houlihan Lokey, Inc.                       5,842
          51 Interactive Brokers Group, Inc.,
                Class A                                 2,130
         102 Intercontinental Exchange, Inc.            9,343
       1,086 Invesco Ltd.                              11,685
         700 KKR & Co., Inc.                           21,616
         105 Lazard Ltd., Class A                       3,006
          91 LPL Financial Holdings, Inc.               7,134
          99 MarketAxess Holdings, Inc.                49,591
         155 Moody's Corp.                             42,583
         725 Morgan Stanley                            35,018
          64 Morningstar, Inc.                          9,022
         114 MSCI, Inc.                                38,056
          87 Nasdaq, Inc.                              10,394
          65 Piper Sandler Cos.                         3,845
         126 PJT Partners, Inc., Class A                6,469
          78 Raymond James Financial, Inc.              5,369
         100 S&P Global, Inc.                          32,948
          53 SEI Investments Co.                        2,914
         309 State Street Corp.                        19,637
         179 Stifel Financial Corp.                     8,490
         336 Victory Capital Holdings, Inc.,
                Class A                                 5,776
          14 Virtus Investment Partners, Inc.           1,628
         483 Waddell & Reed Financial, Inc.,
                Class A                                 7,491
                                               --------------
                                                      506,974
                                               --------------
             CHEMICALS -- 2.0%
         131 Albemarle Corp.                           10,115
         246 Ashland Global Holdings, Inc.             16,999
          33 Balchem Corp.                              3,130
         126 Cabot Corp.                                4,668
          67 Celanese Corp.                             5,785


Page 16                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CHEMICALS (CONTINUED)
         482 DuPont de Nemours, Inc.           $       25,609
         212 Eastman Chemical Co.                      14,764
         132 Element Solutions, Inc. (a)                1,432
          91 FMC Corp.                                  9,065
         641 FutureFuel Corp.                           7,660
         118 H.B. Fuller Co.                            5,263
         854 Huntsman Corp.                            15,346
          16 Innospec, Inc.                             1,236
         419 Livent Corp. (a) (b)                       2,581
         828 LyondellBasell Industries N.V.,
                Class A                                54,416
         121 Minerals Technologies, Inc.                5,679
          13 NewMarket Corp.                            5,206
         283 Olin Corp.                                 3,252
         589 Orion Engineered Carbons S.A.              6,238
          58 PolyOne Corp.                              1,521
         302 PQ Group Holdings, Inc. (a)                3,998
         120 Scotts Miracle-Gro (The) Co.              16,136
         281 Tredegar Corp.                             4,327
         243 Trinseo S.A.                               5,385
         188 Valvoline, Inc.                            3,634
         258 Westlake Chemical Corp.                   13,842
                                               --------------
                                                      247,287
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 1.0%
         135 ABM Industries, Inc.                       4,900
       1,088 ACCO Brands Corp.                          7,725
       1,716 ADT, Inc.                                 13,694
          24 Brady Corp., Class A                       1,124
         198 BrightView Holdings, Inc. (a)              2,218
          47 Brink's (The) Co.                          2,139
          84 Casella Waste Systems, Inc.,
                Class A (a)                             4,378
          48 Clean Harbors, Inc. (a)                    2,879
         175 Ennis, Inc.                                3,174
         198 Herman Miller, Inc.                        4,675
         131 HNI Corp.                                  4,005
         581 Interface, Inc.                            4,729
         366 KAR Auction Services, Inc.                 5,036
         369 Kimball International, Inc.,
                Class B                                 4,266
         426 Knoll, Inc.                                5,193
          42 McGrath RentCorp                           2,268
          73 MSA Safety, Inc.                           8,354
         273 Rollins, Inc.                             11,572
         106 SP Plus Corp. (a)                          2,195
         556 Steelcase, Inc., Class A                   6,705
         140 Tetra Tech, Inc.                          11,077
          22 UniFirst Corp.                             3,937
          36 US Ecology, Inc.                           1,220
         156 Viad Corp.                                 2,967
                                               --------------
                                                      120,430
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 0.5%
         310 Ciena Corp. (a)                           16,789
          35 EchoStar Corp., Class A (a)                  979


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT
                (CONTINUED)
          46 F5 Networks, Inc. (a)             $        6,416
         381 Harmonic, Inc. (a)                         1,810
       1,036 Infinera Corp. (a)                         6,133
         705 Inseego Corp. (a) (b)                      8,178
         259 Juniper Networks, Inc.                     5,921
         167 Lumentum Holdings, Inc. (a)               13,599
          68 ViaSat, Inc. (a)                           2,609
                                               --------------
                                                       62,434
                                               --------------
             CONSTRUCTION & ENGINEERING
                -- 0.6%
         323 Ameresco, Inc., Class A (a)                8,973
          55 Arcosa, Inc.                               2,321
          60 Comfort Systems USA, Inc.                  2,445
         325 Construction Partners, Inc.,
                Class A (a)                             5,772
         171 Dycom Industries, Inc. (a)                 6,992
         121 EMCOR Group, Inc.                          8,003
         397 Great Lakes Dredge & Dock
                Corp. (a)                               3,676
         377 MasTec, Inc. (a)                          16,916
         167 MYR Group, Inc. (a)                        5,329
          27 NV5 Global, Inc. (a)                       1,372
         276 Primoris Services Corp.                    4,902
         311 Quanta Services, Inc.                     12,201
          10 Valmont Industries, Inc.                   1,136
         108 WillScot Corp. (a)                         1,327
                                               --------------
                                                       81,365
                                               --------------
             CONSTRUCTION MATERIALS -- 0.0%
         147 Summit Materials, Inc.,
                Class A (a)                             2,364
                                               --------------
             CONSUMER FINANCE -- 1.7%
         685 Ally Financial, Inc.                      13,583
         652 Capital One Financial Corp.               40,809
         922 Discover Financial Services               46,183
         188 Encore Capital Group, Inc. (a)             6,426
          46 FirstCash, Inc.                            3,104
          43 Green Dot Corp., Class A (a)               2,110
         580 Navient Corp.                              4,077
          24 Nelnet, Inc., Class A                      1,146
         646 OneMain Holdings, Inc.                    15,853
         709 Santander Consumer USA
                Holdings, Inc.                         13,053
       1,031 SLM Corp.                                  7,248
       2,554 Synchrony Financial                       56,597
          40 World Acceptance Corp. (a)                 2,621
                                               --------------
                                                      212,810
                                               --------------
             CONTAINERS & PACKAGING -- 1.0%
          25 AptarGroup, Inc.                           2,799
         509 Ball Corp.                                35,370
         146 Berry Global Group, Inc. (a)               6,471
         170 Crown Holdings, Inc. (a)                  11,072
         405 Graphic Packaging Holding Co.              5,666
         106 Greif, Inc., Class A                       3,647
       1,056 International Paper Co.                   37,182


                        See Notes to Financial Statements                Page 17

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             CONTAINERS & PACKAGING
                (CONTINUED)
          85 Packaging Corp. of America        $        8,483
         106 Sonoco Products Co.                        5,543
         437 WestRock Co.                              12,350
                                               --------------
                                                      128,583
                                               --------------
             DISTRIBUTORS -- 0.2%
         362 LKQ Corp. (a)                              9,484
          50 Pool Corp.                                13,594
                                               --------------
                                                       23,078
                                               --------------
             DIVERSIFIED CONSUMER SERVICES
                -- 0.5%
          82 Adtalem Global Education,
                Inc. (a)                                2,554
          24 Bright Horizons Family
                Solutions, Inc. (a)                     2,813
         276 Chegg, Inc. (a)                           18,564
          63 frontdoor, Inc. (a)                        2,793
          16 Graham Holdings Co., Class B               5,483
          14 Grand Canyon Education, Inc. (a)           1,267
         351 H&R Block, Inc.                            5,012
         116 K12, Inc. (a)                              3,160
         209 Laureate Education, Inc.,
                Class A (a)                             2,083
         306 Perdoceo Education Corp. (a)               4,874
         189 Service Corp. International                7,350
          91 ServiceMaster Global Holdings,
                Inc. (a)                                3,248
          39 Strategic Education, Inc.                  5,992
                                               --------------
                                                       65,193
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.5%
         225 Berkshire Hathaway, Inc.,
                Class B (a)                            40,165
          98 Cannae Holdings, Inc. (a)                  4,028
         722 Jefferies Financial Group, Inc.           11,227
         122 Voya Financial, Inc.                       5,691
                                               --------------
                                                       61,111
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 0.5%
          48 Anterix, Inc. (a)                          2,176
         846 AT&T, Inc.                                25,575
          53 Cogent Communications Holdings,
                Inc.                                    4,100
         216 GCI Liberty, Inc., Class A (a)            15,362
          49 Iridium Communications, Inc. (a)           1,246
         321 Liberty Latin America Ltd.,
                Class C (a)                             3,030
         306 Verizon Communications, Inc.              16,870
                                               --------------
                                                       68,359
                                               --------------
             ELECTRIC UTILITIES -- 1.3%
          81 ALLETE, Inc.                               4,423
         102 Duke Energy Corp.                          8,149
         150 Edison International                       8,147
         448 Evergy, Inc.                              26,562


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             ELECTRIC UTILITIES (CONTINUED)
         893 Exelon Corp.                      $       32,407
          28 IDACORP, Inc.                              2,446
          17 MGE Energy, Inc.                           1,097
         102 NextEra Energy, Inc.                      24,497
         452 NRG Energy, Inc.                          14,717
         161 OGE Energy Corp.                           4,888
          65 Pinnacle West Capital Corp.                4,764
          65 PNM Resources, Inc.                        2,499
         103 Portland General Electric Co.              4,306
         999 PPL Corp.                                 25,814
                                               --------------
                                                      164,716
                                               --------------
             ELECTRICAL EQUIPMENT -- 0.9%
         115 Acuity Brands, Inc.                       11,010
         156 AZZ, Inc.                                  5,354
         630 Bloom Energy Corp., Class A (a)            6,854
         212 Eaton Corp. PLC                           18,546
         345 Emerson Electric Co.                      21,400
          52 Encore Wire Corp.                          2,539
          22 EnerSys                                    1,416
         132 Generac Holdings, Inc. (a)                16,095
          64 Hubbell, Inc.                              8,023
         931 Plug Power, Inc. (a) (b)                   7,644
          70 Regal Beloit Corp.                         6,112
         108 Sunrun, Inc. (a)                           2,130
          73 Thermon Group Holdings, Inc. (a)           1,064
          74 Vicor Corp. (a)                            5,324
                                               --------------
                                                      113,511
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.4%
          44 Avnet, Inc.                                1,227
          41 Badger Meter, Inc.                         2,580
          55 Benchmark Electronics, Inc.                1,188
          88 CDW Corp.                                 10,224
       1,201 Corning, Inc.                             31,106
          91 Dolby Laboratories, Inc., Class A          5,994
          35 ePlus, Inc. (a)                            2,474
          49 FARO Technologies, Inc. (a)                2,626
          77 FLIR Systems, Inc.                         3,124
          52 Insight Enterprises, Inc. (a)              2,558
          22 IPG Photonics Corp. (a)                    3,529
          59 Itron, Inc. (a)                            3,909
         100 Jabil, Inc.                                3,208
          18 Littelfuse, Inc.                           3,071
         166 Methode Electronics, Inc.                  5,189
         147 MTS Systems Corp.                          2,586
          75 National Instruments Corp.                 2,903
          16 OSI Systems, Inc. (a)                      1,194
          27 PC Connection, Inc.                        1,252
          20 Plexus Corp. (a)                           1,411
          81 Sanmina Corp. (a)                          2,028
         154 ScanSource, Inc. (a)                       3,710
         169 SYNNEX Corp.                              20,241
         392 TE Connectivity Ltd.                      31,968
         155 Trimble, Inc. (a)                          6,694
         319 TTM Technologies, Inc. (a)                 3,783


Page 18                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS (CONTINUED)
         228 Vishay Intertechnology, Inc.      $        3,482
          27 Zebra Technologies Corp.,
                Class A (a)                             6,911
                                               --------------
                                                      170,170
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 0.5%
       1,460 Archrock, Inc.                             9,476
         783 Baker Hughes Co.                          12,050
         953 ChampionX Corp. (a)                        9,301
         425 Core Laboratories N.V.                     8,636
         474 Helmerich & Payne, Inc.                    9,248
       1,870 Patterson-UTI Energy, Inc.                 6,489
       1,067 RPC, Inc. (a)                              3,286
         123 SEACOR Holdings, Inc. (a)                  3,483
                                               --------------
                                                       61,969
                                               --------------
             ENTERTAINMENT -- 1.3%
         276 Activision Blizzard, Inc.                 20,948
         539 Cinemark Holdings, Inc.                    6,226
          82 Electronic Arts, Inc. (a)                 10,828
         524 Glu Mobile, Inc. (a)                       4,858
         109 Netflix, Inc. (a)                         49,599
          84 Roku, Inc. (a)                             9,789
         277 Take-Two Interactive Software,
                Inc. (a)                               38,661
          85 Walt Disney (The) Co.                      9,478
       1,800 Zynga, Inc., Class A (a)                  17,172
                                               --------------
                                                      167,559
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 3.8%
          35 Agree Realty Corp.                         2,300
          89 American Campus Communities,
                Inc.                                    3,111
         320 American Homes 4 Rent, Class A             8,608
          38 American Tower Corp.                       9,825
         217 Americold Realty Trust                     7,877
         479 Apple Hospitality REIT, Inc.               4,627
       1,038 Brixmor Property Group, Inc.              13,307
          86 Community Healthcare Trust, Inc.           3,517
         394 CoreCivic, Inc.                            3,688
          64 CoreSite Realty Corp.                      7,748
         171 Crown Castle International Corp.          28,617
          92 CubeSmart                                  2,483
         160 CyrusOne, Inc.                            11,640
       1,081 DiamondRock Hospitality Co.                5,978
         178 Digital Realty Trust, Inc.                25,296
         908 Diversified Healthcare Trust               4,018
         152 Duke Realty Corp.                          5,379
         223 Easterly Government Properties,
                Inc.                                    5,156
          24 EastGroup Properties, Inc.                 2,847
         407 EPR Properties                            13,484
          39 Equinix, Inc.                             27,390
         389 Equity Commonwealth                       12,526


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS (CONTINUED)
          86 Equity LifeStyle Properties, Inc. $        5,373
         148 First Industrial Realty Trust,
                Inc.                                    5,689
         383 Franklin Street Properties Corp.           1,949
         271 GEO Group (The), Inc.                      3,206
         164 Global Net Lease, Inc.                     2,744
          70 Highwoods Properties, Inc.                 2,613
       1,119 Host Hotels & Resorts, Inc.               12,074
          98 Hudson Pacific Properties, Inc.            2,466
         188 Industrial Logistics Properties
                Trust                                   3,863
          58 Innovative Industrial Properties,
                Inc.                                    5,105
         104 Iron Mountain, Inc.                        2,714
         103 iStar, Inc.                                1,269
          39 Kilroy Realty Corp.                        2,289
         110 Lexington Realty Trust                     1,161
          78 Life Storage, Inc.                         7,406
         779 Macerich (The) Co. (b)                     6,988
         143 Medical Properties Trust, Inc.             2,688
          92 Monmouth Real Estate Investment
                Corp.                                   1,333
         148 National Storage Affiliates Trust          4,242
         121 Office Properties Income Trust             3,142
         124 Paramount Group, Inc.                        956
       1,559 Park Hotels & Resorts, Inc.               15,419
         504 Pebblebrook Hotel Trust                    6,885
          62 Piedmont Office Realty Trust,
                Inc., Class A                           1,030
         307 Prologis, Inc.                            28,652
          18 PS Business Parks, Inc.                    2,383
          57 QTS Realty Trust, Inc., Class A            3,653
         180 Rexford Industrial Realty, Inc.            7,457
         711 RLJ Lodging Trust                          6,712
         452 Sabra Health Care REIT, Inc.               6,522
          35 Safehold, Inc.                             2,012
         122 SBA Communications Corp.                  36,346
       1,017 Service Properties Trust                   7,211
       1,054 SITE Centers Corp.                         8,537
         172 SL Green Realty Corp.                      8,478
       1,301 Summit Hotel Properties, Inc.              7,715
         379 Sunstone Hotel Investors, Inc.             3,089
         879 Tanger Factory Outlet Centers,
                Inc. (b)                                6,267
          64 Terreno Realty Corp.                       3,369
          22 Universal Health Realty Income
                Trust                                   1,749
         307 Ventas, Inc.                              11,242
         341 Vornado Realty Trust                      13,030
         427 Xenia Hotels & Resorts, Inc.               3,984
                                               --------------
                                                      480,434
                                               --------------
             FOOD & STAPLES RETAILING -- 0.7%
         176 Andersons (The), Inc.                      2,422
         215 BJ's Wholesale Club Holdings,
                Inc. (a)                                8,013
          19 Casey's General Stores, Inc.               2,841
         121 Ingles Markets, Inc., Class A              5,211
         546 Kroger (The) Co.                          18,482


                        See Notes to Financial Statements                Page 19

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             FOOD & STAPLES RETAILING
                (CONTINUED)
         200 Performance Food Group Co. (a)    $        5,828
         154 SpartanNash Co.                            3,273
          59 Sprouts Farmers Market, Inc. (a)           1,510
         558 US Foods Holding Corp. (a)                11,004
         539 Walgreens Boots Alliance, Inc.            22,848
          79 Weis Markets, Inc.                         3,959
                                               --------------
                                                       85,391
                                               --------------
             FOOD PRODUCTS -- 1.2%
         467 Archer-Daniels-Midland Co.                18,633
          60 B&G Foods, Inc. (b)                        1,463
         516 Darling Ingredients, Inc. (a)             12,704
          80 Fresh Del Monte Produce, Inc.              1,970
          86 Freshpet, Inc. (a)                         7,195
          62 Hershey (The) Co.                          8,036
          98 Ingredion, Inc.                            8,134
          44 J.M. Smucker (The) Co.                     4,656
         332 Kraft Heinz (The) Co.                     10,588
          86 Lamb Weston Holdings, Inc.                 5,498
          17 Lancaster Colony Corp.                     2,635
         164 Mondelez International, Inc.,
                Class A                                 8,385
         544 Pilgrim's Pride Corp. (a)                  9,188
           4 Seaboard Corp.                            11,735
         568 Tyson Foods, Inc., Class A                33,915
                                               --------------
                                                      144,735
                                               --------------
             GAS UTILITIES -- 0.2%
          12 Chesapeake Utilities Corp.                 1,008
          88 National Fuel Gas Co.                      3,690
          73 New Jersey Resources Corp.                 2,384
          36 Northwest Natural Holding Co.              2,008
          29 ONE Gas, Inc.                              2,234
          71 Southwest Gas Holdings, Inc.               4,903
          33 Spire, Inc.                                2,168
         277 UGI Corp.                                  8,809
                                               --------------
                                                       27,204
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 2.6%
         104 Abbott Laboratories                        9,509
          17 ABIOMED, Inc. (a)                          4,107
         163 AtriCure, Inc. (a)                         7,327
         173 Axonics Modulation
                Technologies, Inc. (a) (b)              6,074
          31 Cardiovascular Systems, Inc. (a)             978
         236 Cerus Corp. (a)                            1,558
         321 CryoPort, Inc. (a)                         9,710
          64 DENTSPLY SIRONA, Inc.                      2,820
         153 DexCom, Inc. (a)                          62,026
         116 Globus Medical, Inc., Class A (a)          5,534
          74 Haemonetics Corp. (a)                      6,628
          11 ICU Medical, Inc. (a)                      2,027
          68 IDEXX Laboratories, Inc. (a)              22,451
          74 Insulet Corp. (a)                         14,375
          17 Integer Holdings Corp. (a)                 1,242


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES (CONTINUED)
          67 iRhythm Technologies, Inc. (a)    $        7,765
          56 Masimo Corp. (a)                          12,767
           4 Mesa Laboratories, Inc.                      867
          49 Neogen Corp. (a)                           3,802
          74 Nevro Corp. (a)                            8,841
         146 Novocure Ltd. (a)                          8,658
          49 NuVasive, Inc. (a)                         2,727
          83 OrthoPediatrics Corp. (a)                  3,632
          76 Penumbra, Inc. (a)                        13,590
          34 Quidel Corp. (a)                           7,607
         223 ResMed, Inc.                              42,816
         132 Shockwave Medical, Inc. (a)                6,253
         136 STAAR Surgical Co. (a)                     8,369
          27 Tactile Systems Technology,
                Inc. (a)                                1,119
         192 Tandem Diabetes Care, Inc. (a)            18,993
          81 West Pharmaceutical Services,
                Inc.                                   18,401
                                               --------------
                                                      322,573
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 2.5%
          32 Addus HomeCare Corp. (a)                   2,962
          67 Amedisys, Inc. (a)                        13,302
          95 AMN Healthcare Services, Inc. (a)          4,298
          72 Anthem, Inc.                              18,935
          28 Chemed Corp.                              12,630
          93 Cigna Corp.                               17,451
       1,644 Community Health Systems,
                Inc. (a)                                4,948
         277 CVS Health Corp.                          17,997
          32 DaVita, Inc. (a)                           2,532
          38 Encompass Health Corp.                     2,353
         116 Ensign Group (The), Inc.                   4,855
         142 Guardant Health, Inc. (a)                 11,520
          70 Hanger, Inc. (a)                           1,159
          97 HealthEquity, Inc. (a)                     5,691
          98 Henry Schein, Inc. (a)                     5,722
         131 Humana, Inc.                              50,795
         195 Laboratory Corp. of America
                Holdings (a)                           32,391
          88 LHC Group, Inc. (a)                       15,340
          68 Magellan Health, Inc. (a)                  4,963
          88 Molina Healthcare, Inc. (a)               15,662
          15 National HealthCare Corp.                    952
          24 National Research Corp.                    1,397
         189 PetIQ, Inc. (a)                            6,585
         307 Quest Diagnostics, Inc.                   34,986
         604 R1 RCM, Inc. (a)                           6,735
         209 RadNet, Inc. (a)                           3,317
         293 Select Medical Holdings Corp. (a)          4,316
         100 Universal Health Services, Inc.,
                Class B                                 9,289
                                               --------------
                                                      313,083
                                               --------------
             HEALTH CARE TECHNOLOGY -- 1.1%
         522 Cerner Corp.                              35,783
         138 HealthStream, Inc. (a)                     3,054


Page 20                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             HEALTH CARE TECHNOLOGY
                (CONTINUED)
         330 Inovalon Holdings, Inc.,
                Class A (a)                    $        6,356
          73 Inspire Medical Systems, Inc. (a)          6,353
          33 Omnicell, Inc. (a)                         2,330
         157 Simulations Plus, Inc.                     9,392
         105 Tabula Rasa HealthCare, Inc. (a)           5,747
          80 Teladoc Health, Inc. (a)                  15,267
         210 Veeva Systems, Inc., Class A (a)          49,228
                                               --------------
                                                      133,510
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 2.7%
         247 Aramark                                    5,575
         228 Boyd Gaming Corp.                          4,765
       3,121 Carnival Corp. (b)                        51,247
         257 Cheesecake Factory (The),
                Inc. (b)                                5,890
          96 Churchill Downs, Inc.                     12,782
          40 Cracker Barrel Old Country Store,
                Inc.                                    4,436
         453 Darden Restaurants, Inc.                  34,324
          38 Domino's Pizza, Inc.                      14,039
         209 Hilton Grand Vacations, Inc. (a)           4,086
          89 Marriott Vacations Worldwide
                Corp.                                   7,317
       3,483 MGM Resorts International                 58,514
       1,125 Norwegian Cruise Line Holdings
                Ltd. (a) (b)                           18,484
          82 Papa John's International, Inc.            6,512
         260 Penn National Gaming, Inc. (a)             7,940
          51 Planet Fitness, Inc., Class A (a)          3,089
       1,278 Royal Caribbean Cruises Ltd. (b)          64,283
         119 Texas Roadhouse, Inc.                      6,256
          17 Vail Resorts, Inc.                         3,097
         332 Wendy's (The) Co.                          7,231
          55 Wingstop, Inc.                             7,643
         227 Wyndham Destinations, Inc.                 6,397
                                               --------------
                                                      333,907
                                               --------------
             HOUSEHOLD DURABLES -- 2.4%
          23 Cavco Industries, Inc. (a)                 4,436
         378 Century Communities, Inc. (a)             11,590
       1,209 D.R. Horton, Inc.                         67,039
          68 Helen of Troy Ltd. (a)                    12,822
          27 Installed Building Products,
                Inc. (a)                                1,857
          53 iRobot Corp. (a)                           4,447
         107 La-Z-Boy, Inc.                             2,895
         277 Leggett & Platt, Inc.                      9,737
       1,076 Lennar Corp., Class A                     66,303
         236 M.D.C. Holdings, Inc.                      8,425
         332 M/I Homes, Inc. (a)                       11,434
         150 Meritage Homes Corp. (a)                  11,418
         162 Mohawk Industries, Inc. (a)               16,485
         186 Newell Brands, Inc.                        2,954
         110 PulteGroup, Inc.                           3,743
         498 Taylor Morrison Home Corp. (a)             9,606
          56 Tempur Sealy International,
                Inc. (a)                                4,029


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             HOUSEHOLD DURABLES (CONTINUED)
         641 Toll Brothers, Inc.               $       20,890
          61 TopBuild Corp. (a)                         6,940
         627 TRI Pointe Group, Inc. (a)                 9,211
         115 Whirlpool Corp.                           14,896
                                               --------------
                                                      301,157
                                               --------------
             HOUSEHOLD PRODUCTS -- 0.0%
          43 Central Garden & Pet Co.,
                Class A (a)                             1,453
          22 WD-40 Co.                                  4,363
                                               --------------
                                                        5,816
                                               --------------
             INDEPENDENT POWER AND RENEWABLE
                ELECTRICITY PRODUCERS -- 0.2%
         175 Clearway Energy, Inc., Class C             4,036
         109 Ormat Technologies, Inc.                   6,920
         618 Vistra Energy Corp.                       11,507
                                               --------------
                                                       22,463
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 0.1%
          79 Carlisle Cos., Inc.                        9,454
                                               --------------
             INSURANCE -- 5.3%
         240 Aflac, Inc.                                8,647
          13 Alleghany Corp.                            6,359
         358 Allstate (The) Corp.                      34,722
          89 Ambac Financial Group, Inc. (a)            1,275
         116 American Equity Investment Life
                Holding Co.                             2,866
          70 American Financial Group, Inc.             4,442
       1,356 American International Group,
                Inc.                                   42,280
          67 American National Insurance Co.            4,829
       1,155 Arch Capital Group Ltd. (a)               33,091
          24 Assurant, Inc.                             2,479
         383 Assured Guaranty Ltd.                      9,349
         497 Athene Holding Ltd., Class A (a)          15,501
         128 Axis Capital Holdings Ltd.                 5,192
         340 Brown & Brown, Inc.                       13,858
          74 Chubb Ltd.                                 9,370
         545 Cincinnati Financial Corp.                34,896
         355 CNO Financial Group, Inc.                  5,527
          39 eHealth, Inc. (a)                          3,831
          54 Employers Holdings, Inc.                   1,628
          34 Enstar Group Ltd. (a)                      5,194
          33 Erie Indemnity Co., Class A                6,333
          38 Everest Re Group Ltd.                      7,836
          47 FBL Financial Group, Inc.,
                Class A                                 1,687
       1,652 Fidelity National Financial, Inc.         50,650
         233 First American Financial Corp.            11,189
          68 Globe Life, Inc.                           5,048
         123 Goosehead Insurance, Inc.,
                Class A (a)                             9,245
          82 Hanover Insurance Group (The),
                Inc.                                    8,309
         933 Hartford Financial Services Group
                (The), Inc.                            35,967
          30 Horace Mann Educators Corp.                1,102
         166 Kemper Corp.                              12,038


                        See Notes to Financial Statements                Page 21

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             INSURANCE (CONTINUED)
          52 Kinsale Capital Group, Inc.       $        8,071
         281 Lincoln National Corp.                    10,338
          35 Markel Corp. (a)                          32,311
          95 Marsh & McLennan Cos., Inc.               10,200
         615 MBIA, Inc. (a)                             4,459
         108 Mercury General Corp.                      4,401
         807 MetLife, Inc.                             29,472
         266 National General Holdings Corp.            5,748
          25 National Western Life Group,
                Inc., Class A                           5,080
         809 Old Republic International Corp.          13,195
          28 Primerica, Inc.                            3,265
         525 Principal Financial Group, Inc.           21,809
         111 Progressive (The) Corp.                    8,892
         473 Prudential Financial, Inc.                28,806
          88 Reinsurance Group of America,
                Inc.                                    6,903
          66 RenaissanceRe Holdings Ltd.               11,288
          84 RLI Corp.                                  6,896
          13 Safety Insurance Group, Inc.                 991
          99 Selective Insurance Group, Inc.            5,221
         164 Stewart Information Services
                Corp.                                   5,332
         741 Third Point Reinsurance Ltd. (a)           5,565
         165 Travelers (The) Cos., Inc.                18,818
         126 Trupanion, Inc. (a) (b)                    5,379
         821 Unum Group                                13,620
           6 White Mountains Insurance Group
                Ltd.                                    5,328
                                               --------------
                                                      666,128
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 0.7%
          21 Alphabet, Inc., Class A (a)               29,779
         209 EverQuote, Inc., Class A (a)              12,155
          99 Facebook, Inc., Class A (a)               22,480
         342 Zillow Group, Inc., Class C (a)           19,703
                                               --------------
                                                       84,117
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 0.8%
          21 Amazon.com, Inc. (a)                      57,935
          64 Etsy, Inc. (a)                             6,799
         292 Expedia Group, Inc.                       24,003
         338 Quotient Technology, Inc. (a)              2,474
          46 Wayfair, Inc., Class A (a)                 9,090
                                               --------------
                                                      100,301
                                               --------------
             IT SERVICES -- 3.4%
         359 Akamai Technologies, Inc. (a)             38,445
         127 Black Knight, Inc. (a)                     9,215
         180 Booz Allen Hamilton Holding
                Corp.                                  14,002
          58 CACI International, Inc.,
                Class A (a)                            12,579
         531 Cognizant Technology Solutions
                Corp., Class A                         30,171
         105 CSG Systems International, Inc.            4,346
         189 DXC Technology Co.                         3,119


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             IT SERVICES (CONTINUED)
          66 EPAM Systems, Inc. (a)            $       16,633
          63 ExlService Holdings, Inc. (a)              3,994
         169 Genpact Ltd.                               6,172
          86 GoDaddy, Inc., Class A (a)                 6,306
          74 International Business Machines
                Corp.                                   8,937
          48 Jack Henry & Associates, Inc.              8,834
         266 KBR, Inc.                                  5,998
         448 Leidos Holdings, Inc.                     41,964
         771 Limelight Networks, Inc. (a)               5,675
          75 ManTech International Corp.,
                Class A                                 5,137
          34 Mastercard, Inc., Class A                 10,054
         127 MAXIMUS, Inc.                              8,947
          90 MongoDB, Inc. (a)                         20,371
         191 NIC, Inc.                                  4,385
         336 Okta, Inc. (a)                            67,277
         172 PayPal Holdings, Inc. (a)                 29,968
          40 Perficient, Inc. (a)                       1,431
         271 Perspecta, Inc.                            6,295
       1,251 Sabre Corp.                               10,083
          33 Science Applications
                International Corp.                     2,564
          76 Switch, Inc., Class A                      1,354
          81 Sykes Enterprises, Inc. (a)                2,241
         119 TTEC Holdings, Inc.                        5,541
         444 Unisys Corp. (a)                           4,844
         102 Visa, Inc., Class A                       19,703
         273 Western Union (The) Co.                    5,902
                                               --------------
                                                      422,487
                                               --------------
             LEISURE PRODUCTS -- 0.4%
         170 Acushnet Holdings Corp.                    5,914
         215 Callaway Golf Co.                          3,765
         115 Hasbro, Inc.                               8,619
          87 Johnson Outdoors, Inc., Class A            7,919
         152 Malibu Boats, Inc., Class A (a)            7,896
         154 Polaris, Inc.                             14,253
         397 Smith & Wesson Brands, Inc. (a)            8,543
                                               --------------
                                                       56,909
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 0.9%
          21 Bio-Rad Laboratories, Inc.,
                Class A (a)                             9,481
          26 Bio-Techne Corp.                           6,866
         138 Bruker Corp.                               5,614
          78 Charles River Laboratories
                International, Inc. (a)                13,599
          60 Medpace Holdings, Inc. (a)                 5,581
          12 Mettler-Toledo International,
                Inc. (a)                                9,667
          91 NanoString Technologies, Inc. (a)          2,671
         199 NeoGenomics, Inc. (a)                      6,165
          59 PRA Health Sciences, Inc. (a)              5,740
          60 Quanterix Corp. (a)                        1,643
         128 Repligen Corp. (a)                        15,822
         125 Syneos Health, Inc. (a)                    7,281


Page 22                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             LIFE SCIENCES TOOLS & SERVICES
                (CONTINUED)
          58 Thermo Fisher Scientific, Inc.    $       21,016
                                               --------------
                                                      111,146
                                               --------------
             MACHINERY -- 2.4%
          52 AGCO Corp.                                 2,884
          37 Alamo Group, Inc.                          3,798
          76 Allison Transmission Holdings,
                 Inc.                                   2,795
          52 Barnes Group, Inc.                         2,057
          71 Caterpillar, Inc.                          8,982
          76 Chart Industries, Inc. (a)                 3,685
         175 Columbus McKinnon Corp.                    5,854
          50 Crane Co.                                  2,973
         243 Cummins, Inc.                             42,102
          64 Donaldson Co., Inc.                        2,977
          62 Douglas Dynamics, Inc.                     2,177
          28 EnPro Industries, Inc.                     1,380
          43 ESCO Technologies, Inc.                    3,635
         161 Federal Signal Corp.                       4,787
         310 Flowserve Corp.                            8,841
          70 Franklin Electric Co., Inc.                3,676
         152 Graco, Inc.                                7,294
         309 Greenbrier (The) Cos., Inc.                7,030
          87 Helios Technologies, Inc.                  3,241
          58 Hillenbrand, Inc.                          1,570
          36 IDEX Corp.                                 5,689
         100 Ingersoll Rand, Inc. (a)                   2,812
         163 ITT, Inc.                                  9,575
          44 Kadant, Inc.                               4,385
          71 Lincoln Electric Holdings, Inc.            5,981
         249 Meritor, Inc. (a)                          4,930
         173 Middleby (The) Corp. (a)                  13,657
          46 Mueller Industries, Inc.                   1,223
         137 Mueller Water Products, Inc.,
                Class A                                 1,292
          36 Nordson Corp.                              6,830
         153 Oshkosh Corp.                             10,958
         269 PACCAR, Inc.                              20,135
         109 Rexnord Corp.                              3,177
         424 Shyft Group (The), Inc.                    7,140
          91 Snap-on, Inc.                             12,604
          34 SPX Corp. (a)                              1,399
          67 Standex International Corp.                3,856
          82 Stanley Black & Decker, Inc.              11,429
          38 Tennant Co.                                2,470
          76 Terex Corp.                                1,427
         381 Timken (The) Co.                          17,332
         189 Toro (The) Co.                            12,538
         190 TriMas Corp. (a)                           4,551
         205 Trinity Industries, Inc.                   4,364
          52 Watts Water Technologies, Inc.,
                Class A                                 4,212
                                               --------------
                                                      295,704
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             MARINE -- 0.1%
         170 Kirby Corp. (a)                   $        9,105
          36 Matson, Inc.                               1,048
                                               --------------
                                                       10,153
                                               --------------
             MEDIA -- 2.6%
         444 Altice USA, Inc., Class A (a)             10,008
         180 AMC Networks, Inc., Class A (a)            4,210
         182 Boston Omaha Corp., Class A (a)            2,912
           7 Cable One, Inc.                           12,424
          94 Cardlytics, Inc. (a)                       6,578
          94 Charter Communications, Inc.,
                Class A (a)                            47,944
         717 Comcast Corp., Class A                    27,949
       2,114 Discovery, Inc., Class A (a) (b)          44,605
         493 DISH Network Corp., Class A (a)           17,013
       1,044 Fox Corp., Class A                        28,000
         751 iHeartMedia, Inc.,
                Class A (a) (b)                         6,271
         305 Interpublic Group of (The) Cos.,
                Inc.                                    5,234
          58 John Wiley & Sons, Inc., Class A           2,262
         448 Meredith Corp.                             6,518
         321 New York Times (The) Co.,
                Class A                                13,492
       1,101 News Corp., Class A                       13,058
         137 Sinclair Broadcast Group, Inc.,
                Class A (b)                             2,529
         160 TechTarget, Inc. (a)                       4,805
         303 TEGNA, Inc.                                3,375
       2,934 ViacomCBS, Inc., Class B                  68,421
                                               --------------
                                                      327,608
                                               --------------
             METALS & MINING -- 1.2%
         646 Allegheny Technologies, Inc. (a)           6,583
         282 Carpenter Technology Corp.                 6,847
         556 Cleveland-Cliffs, Inc. (b)                 3,069
         348 Commercial Metals Co.                      7,099
          16 Kaiser Aluminum Corp.                      1,178
          94 Materion Corp.                             5,780
         545 Newmont Corp.                             33,648
       1,141 Nucor Corp.                               47,249
         141 Reliance Steel & Aluminum Co.             13,385
          28 Royal Gold, Inc.                           3,481
         548 Steel Dynamics, Inc.                      14,297
         517 Warrior Met Coal, Inc.                     7,957
          42 Worthington Industries, Inc.               1,567
                                               --------------
                                                      152,140
                                               --------------
             MORTGAGE REAL ESTATE INVESTMENT
                TRUSTS -- 0.6%
         740 Apollo Commercial Real Estate
                Finance, Inc.                           7,259
       1,086 Chimera Investment Corp.                  10,436
       1,786 Invesco Mortgage Capital,
                Inc. (b)                                6,680
         147 KKR Real Estate Finance Trust,
                Inc.                                    2,437
       1,159 Ladder Capital Corp.                       9,388
       3,544 MFA Financial, Inc.                        8,824
       1,969 New Residential Investment Corp.          14,630
       2,589 Two Harbors Investment Corp.              13,049
                                               --------------
                                                       72,703
                                               --------------


                        See Notes to Financial Statements                Page 23

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             MULTILINE RETAIL -- 1.0%
         385 Big Lots, Inc.                    $       16,170
         148 Dillard's, Inc., Class A (b)               3,817
         272 Dollar General Corp.                      51,819
         845 Kohl's Corp.                              17,550
       2,511 Macy's, Inc. (b)                          17,276
         644 Nordstrom, Inc. (b)                        9,975
          88 Target Corp.                              10,554
                                               --------------
                                                      127,161
                                               --------------
             MULTI-UTILITIES -- 0.6%
          26 Avista Corp.                                 946
          77 Black Hills Corp.                          4,363
         480 CenterPoint Energy, Inc.                   8,962
         105 Consolidated Edison, Inc.                  7,553
          87 DTE Energy Co.                             9,352
         345 MDU Resources Group, Inc.                  7,652
          99 NiSource, Inc.                             2,251
          18 NorthWestern Corp.                           981
         366 Public Service Enterprise Group,
                Inc.                                   17,993
          73 Sempra Energy                              8,558
          42 Unitil Corp.                               1,882
                                               --------------
                                                       70,493
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 5.9%
         190 Arch Resources, Inc.                       5,398
         575 Cabot Oil & Gas Corp.                      9,878
         340 Chevron Corp.                             30,338
         440 Cimarex Energy Co.                        12,096
         826 CNX Resources Corp. (a)                    7,145
         384 Concho Resources, Inc.                    19,776
       1,334 ConocoPhillips                            56,055
       1,614 Continental Resources, Inc. (b)           28,293
         348 Delek US Holdings, Inc.                    6,059
       1,428 Devon Energy Corp.                        16,193
         279 Diamond S Shipping, Inc. (a)               2,229
         505 Dorian LPG Ltd. (a)                        3,909
       1,144 EOG Resources, Inc.                       57,955
         311 EQT Corp.                                  3,701
       1,082 Exxon Mobil Corp.                         48,387
         503 HollyFrontier Corp.                       14,688
         230 International Seaways, Inc.                3,758
       1,772 Kinder Morgan, Inc.                       26,881
       3,748 Marathon Oil Corp.                        22,938
       1,740 Marathon Petroleum Corp.                  65,041
         896 Murphy Oil Corp.                          12,365
       2,839 Occidental Petroleum Corp.                51,954
       3,653 Ovintiv, Inc. (b)                         34,886
         776 PBF Energy, Inc., Class A                  7,946
         708 PDC Energy, Inc. (a)                       8,808
         766 Phillips 66                               55,075
         268 Renewable Energy Group, Inc. (a)           6,641
       3,250 Southwestern Energy Co. (a)                8,320
       1,428 Targa Resources Corp.                     28,660
         906 Valero Energy Corp.                       53,291


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
       1,162 Williams (The) Cos., Inc.         $       22,101
         174 World Fuel Services Corp.                  4,482
                                               --------------
                                                      735,247
                                               --------------
             PAPER & FOREST PRODUCTS -- 0.1%
         138 Boise Cascade Co.                          5,190
         254 Domtar Corp.                               5,362
          51 Neenah, Inc.                               2,523
         118 Schweitzer-Mauduit International,
                Inc.                                    3,942
                                               --------------
                                                       17,017
                                               --------------
             PERSONAL PRODUCTS -- 0.2%
         958 Coty, Inc., Class A                        4,282
          52 Estee Lauder (The) Cos., Inc.,
                Class A                                 9,812
          84 Herbalife Nutrition Ltd. (a)               3,778
         251 Nu Skin Enterprises, Inc.,
                Class A                                 9,596
          19 USANA Health Sciences, Inc. (a)            1,395
                                               --------------
                                                       28,863
                                               --------------
             PHARMACEUTICALS -- 1.4%
         148 Amphastar Pharmaceuticals,
                Inc. (a)                                3,324
         136 Arvinas, Inc. (a)                          4,562
         237 Catalent, Inc. (a)                        17,372
         269 Collegium Pharmaceutical,
                Inc. (a)                                4,708
         370 Corcept Therapeutics, Inc. (a)             6,223
         119 Eli Lilly and Co.                         19,537
         594 Endo International PLC (a)                 2,037
         250 Horizon Therapeutics PLC (a)              13,895
          93 Innoviva, Inc. (a)                         1,300
          99 Jazz Pharmaceuticals PLC (a)              10,924
         214 Merck & Co., Inc.                         16,549
         497 Mylan N.V. (a)                             7,992
         246 Omeros Corp. (a)                           3,621
          98 Pacira BioSciences, Inc. (a)               5,142
          51 Perrigo Co. PLC                            2,819
         756 Pfizer, Inc.                              24,721
         120 Prestige Consumer Healthcare,
                Inc. (a)                                4,507
          17 Reata Pharmaceuticals, Inc.,
                Class A (a)                             2,652
         244 Supernus Pharmaceuticals,
                Inc. (a)                                5,795
         190 Theravance Biopharma, Inc. (a)             3,988
         140 Zoetis, Inc.                              19,186
                                               --------------
                                                      180,854
                                               --------------
             PROFESSIONAL SERVICES -- 1.0%
          93 ASGN, Inc. (a)                             6,201
         157 CBIZ, Inc. (a)                             3,763
          56 CoStar Group, Inc. (a)                    39,798
          61 Exponent, Inc.                             4,937
         103 FTI Consulting, Inc. (a)                  11,799
         147 Heidrick & Struggles
                International, Inc.                     3,178
          48 Huron Consulting Group, Inc. (a)           2,124


Page 24                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             PROFESSIONAL SERVICES (CONTINUED)
         433 Kelly Services, Inc., Class A     $        6,848
         186 ManpowerGroup, Inc.                       12,787
         196 Robert Half International, Inc.           10,355
          65 TriNet Group, Inc. (a)                     3,961
         430 TrueBlue, Inc. (a)                         6,566
          59 Verisk Analytics, Inc.                    10,042
                                               --------------
                                                      122,359
                                               --------------
             REAL ESTATE MANAGEMENT &
                DEVELOPMENT -- 0.7%
         872 CBRE Group, Inc., Class A (a)             39,432
         649 eXp World Holdings, Inc. (a)              11,065
         212 Forestar Group, Inc. (a)                   3,197
          49 Howard Hughes (The) Corp. (a)              2,546
          73 Jones Lang LaSalle, Inc.                   7,553
          40 Marcus & Millichap, Inc. (a)               1,154
         775 Newmark Group, Inc., Class A               3,767
         284 Redfin Corp. (a)                          11,902
          41 RMR Group (The), Inc., Class A             1,208
         262 St Joe (The) Co. (a)                       5,088
                                               --------------
                                                       86,912
                                               --------------
             ROAD & RAIL -- 1.1%
          17 AMERCO                                     5,137
         314 ArcBest Corp.                              8,324
         158 Avis Budget Group, Inc. (a) (b)            3,617
          60 Heartland Express, Inc.                    1,249
          53 J.B. Hunt Transport Services,
                Inc.                                    6,378
         129 Kansas City Southern                      19,258
         226 Knight-Swift Transportation
                Holdings, Inc.                          9,426
          51 Landstar System, Inc.                      5,728
         161 Marten Transport Ltd.                      4,051
          56 Norfolk Southern Corp.                     9,832
         250 Old Dominion Freight Line, Inc.           42,397
         166 Ryder System, Inc.                         6,227
          60 Saia, Inc. (a)                             6,671
          57 Schneider National, Inc., Class B          1,406
          60 Werner Enterprises, Inc.                   2,612
                                               --------------
                                                      132,313
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 2.9%
         185 ACM Research, Inc., Class A (a)           11,537
          45 Advanced Energy Industries,
                Inc. (a)                                3,051
         361 Advanced Micro Devices, Inc. (a)          18,992
         564 Amkor Technology, Inc. (a)                 6,943
          60 Axcelis Technologies, Inc. (a)             1,671
          36 Brooks Automation, Inc.                    1,593
          86 Cabot Microelectronics Corp.              12,000
         150 Cirrus Logic, Inc. (a)                     9,267
         266 Cohu, Inc.                                 4,612
          81 Diodes, Inc. (a)                           4,107
         170 Enphase Energy, Inc. (a)                   8,087
         220 Entegris, Inc.                            12,991
         218 FormFactor, Inc. (a)                       6,394


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT (CONTINUED)
          69 Inphi Corp. (a)                   $        8,107
         608 Intel Corp.                               36,377
         172 KLA Corp.                                 33,451
         137 Lam Research Corp.                        44,314
         185 Lattice Semiconductor Corp. (a)            5,252
          30 MKS Instruments, Inc.                      3,397
          59 Monolithic Power Systems, Inc.            13,983
          62 NVIDIA Corp.                              23,554
         397 ON Semiconductor Corp. (a)                 7,868
         428 Photronics, Inc. (a)                       4,764
          25 Power Integrations, Inc.                   2,953
          92 Qorvo, Inc. (a)                           10,169
         365 QUALCOMM, Inc.                            33,292
          91 SMART Global Holdings, Inc. (a)            2,473
          76 Synaptics, Inc. (a)                        4,569
         182 Teradyne, Inc.                            15,381
         159 Ultra Clean Holdings, Inc. (a)             3,598
          37 Universal Display Corp.                    5,536
                                               --------------
                                                      360,283
                                               --------------
             SOFTWARE -- 7.8%
         177 A10 Networks, Inc. (a)                     1,205
         103 Adobe, Inc. (a)                           44,837
          28 Alarm.com Holdings, Inc. (a)               1,815
          41 Altair Engineering, Inc.,
                Class A (a)                             1,630
         130 Alteryx, Inc., Class A (a)                21,356
         232 American Software, Inc., Class A           3,656
         141 ANSYS, Inc. (a)                           41,134
          49 Appfolio, Inc., Class A (a)                7,973
         109 Appian Corp. (a) (b)                       5,586
          52 Aspen Technology, Inc. (a)                 5,388
         158 Autodesk, Inc. (a)                        37,792
         165 Avalara, Inc. (a)                         21,960
         104 Blackline, Inc. (a)                        8,623
         156 Box, Inc., Class A (a)                     3,239
         373 Cadence Design Systems, Inc. (a)          35,793
          99 Ceridian HCM Holding, Inc. (a)             7,848
         279 Cloudera, Inc. (a)                         3,549
          88 Coupa Software, Inc. (a)                  24,379
         445 DocuSign, Inc. (a)                        76,633
         545 Dropbox, Inc., Class A (a)                11,865
         362 Ebix, Inc. (b)                             8,094
          88 Elastic N.V. (a)                           8,114
          92 Envestnet, Inc. (a)                        6,766
          52 Everbridge, Inc. (a)                       7,195
          32 Fair Isaac Corp. (a)                      13,377
         161 Five9, Inc. (a)                           17,818
         406 Fortinet, Inc. (a)                        55,732
          56 HubSpot, Inc. (a)                         12,564
          99 J2 Global, Inc. (a)                        6,258
          49 Manhattan Associates, Inc. (a)             4,616
         208 Microsoft Corp.                           42,330
          93 Mimecast Ltd. (a)                          3,874
       2,197 NortonLifeLock, Inc.                      43,566
         442 Nuance Communications, Inc. (a)           11,185


                        See Notes to Financial Statements                Page 25

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             SOFTWARE (CONTINUED)
          81 Paycom Software, Inc. (a)         $       25,088
          84 Paylocity Holding Corp. (a)               12,255
         104 Pegasystems, Inc.                         10,522
          72 Proofpoint, Inc. (a)                       8,001
          40 PTC, Inc. (a)                              3,112
          84 Q2 Holdings, Inc. (a)                      7,206
          27 QAD, Inc., Class A                         1,115
          50 Qualys, Inc. (a)                           5,201
          76 Rapid7, Inc. (a)                           3,878
         140 RealPage, Inc. (a)                         9,101
         194 RingCentral, Inc., Class A (a)            55,292
          57 salesforce.com, Inc. (a)                  10,678
         115 ServiceNow, Inc. (a)                      46,582
         297 Smartsheet, Inc., Class A (a)             15,123
         473 SolarWinds Corp. (a)                       8,358
         195 Splunk, Inc. (a)                          38,746
          71 SPS Commerce, Inc. (a)                     5,334
         128 Synopsys, Inc. (a)                        24,960
         150 Tenable Holdings, Inc. (a)                 4,471
          51 Trade Desk (The), Inc.,
                Class A (a)                            20,731
          42 Tyler Technologies, Inc. (a)              14,569
          41 Upland Software, Inc. (a)                  1,425
          17 Varonis Systems, Inc. (a)                  1,504
          51 Verint Systems, Inc. (a)                   2,304
         116 Zendesk, Inc. (a)                         10,269
         203 Zscaler, Inc. (a)                         22,228
                                               --------------
                                                      975,803
                                               --------------
             SPECIALTY RETAIL -- 2.3%
         108 Aaron's, Inc.                              4,903
         484 Abercrombie & Fitch Co., Class A           5,150
          53 Advance Auto Parts, Inc.                   7,550
         691 American Eagle Outfitters, Inc.            7,532
          79 Asbury Automotive Group, Inc. (a)          6,109
         195 AutoNation, Inc. (a)                       7,328
         433 Best Buy Co., Inc.                        37,788
         321 Buckle (The), Inc.                         5,033
          52 Burlington Stores, Inc. (a)               10,240
         134 Carvana Co. (a)                           16,107
         206 Dick's Sporting Goods, Inc.                8,500
          77 Floor & Decor Holdings, Inc.,
                Class A (a)                             4,439
         559 Foot Locker, Inc.                         16,300
       1,401 Gap (The), Inc.                           17,681
         124 Group 1 Automotive, Inc.                   8,180
         809 Guess?, Inc.                               7,823
          44 Home Depot (The), Inc.                    11,022
          53 Lithia Motors, Inc., Class A               8,021
       3,349 Office Depot, Inc.                         7,870
         157 Penske Automotive Group, Inc.              6,078
         388 Rent-A-Center, Inc.                       10,794
          49 RH (a)                                    12,196
         272 Sally Beauty Holdings, Inc. (a)            3,408
         413 Sonic Automotive, Inc., Class A           13,179
          29 Tractor Supply Co.                         3,822
          94 Ulta Beauty, Inc. (a)                     19,122


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             SPECIALTY RETAIL (CONTINUED)
         386 Urban Outfitters, Inc. (a)        $        5,875
         232 Williams-Sonoma, Inc.                     19,026
                                               --------------
                                                      291,076
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.1%
         129 Apple, Inc.                               47,059
          62 Dell Technologies, Inc.,
                Class C (a)                             3,406
       3,386 Hewlett Packard Enterprise Co.            32,946
         558 NCR Corp. (a)                              9,665
         201 Pure Storage, Inc., Class A (a)            3,483
         674 Seagate Technology PLC                    32,629
         103 Super Micro Computer, Inc. (a)             2,924
         652 Xerox Holdings Corp.                       9,969
                                               --------------
                                                      142,081
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.9%
         113 Carter's, Inc.                             9,119
         106 Columbia Sportswear Co.                    8,541
          74 Deckers Outdoor Corp. (a)                 14,533
       1,253 Hanesbrands, Inc.                         14,146
          99 NIKE, Inc., Class B                        9,707
         121 Oxford Industries, Inc.                    5,325
         328 PVH Corp.                                 15,760
         185 Ralph Lauren Corp.                        13,416
         312 Skechers U.S.A., Inc.,
                Class A (a)                             9,791
         952 Tapestry, Inc.                            12,643
         217 Wolverine World Wide, Inc.                 5,167
                                               --------------
                                                      118,148
                                               --------------
             THRIFTS & MORTGAGE FINANCE
                -- 0.6%
         121 Axos Financial, Inc. (a)                   2,672
         305 Columbia Financial, Inc. (a)               4,256
          39 Federal Agricultural Mortgage
                Corp., Class C                          2,496
         166 Flagstar Bancorp, Inc.                     4,885
          99 HomeStreet, Inc.                           2,436
         101 Meta Financial Group, Inc.                 1,835
       1,942 MGIC Investment Corp.                     15,905
         749 Mr. Cooper Group, Inc. (a)                 9,318
         263 New York Community Bancorp,
                Inc.                                    2,683
         198 PennyMac Financial Services, Inc.          8,274
         171 Provident Financial Services,
                Inc.                                    2,471
         952 Radian Group, Inc.                        14,766
          27 Walker & Dunlop, Inc.                      1,372
          43 Washington Federal, Inc.                   1,154
          88 WSFS Financial Corp.                       2,526
                                               --------------
                                                       77,049
                                               --------------
             TOBACCO -- 0.0%
          74 Universal Corp.                            3,146
         233 Vector Group Ltd.                          2,344
                                               --------------
                                                        5,490
                                               --------------


Page 26                 See Notes to Financial Statements

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.9%
         557 Air Lease Corp.                   $       16,315
          24 Applied Industrial Technologies,
                Inc.                                    1,497
         199 Beacon Roofing Supply, Inc. (a)            5,248
          62 BMC Stock Holdings, Inc. (a)               1,559
         526 Fastenal Co.                              22,534
          52 GATX Corp.                                 3,171
         279 GMS, Inc. (a)                              6,861
         173 HD Supply Holdings, Inc. (a)               5,994
          40 MSC Industrial Direct Co., Inc.,
                Class A                                 2,912
         137 Rush Enterprises, Inc., Class A            5,680
         167 SiteOne Landscape Supply,
                Inc. (a)                               19,033
          85 Triton International Ltd.                  2,570
          96 United Rentals, Inc. (a)                  14,308
          16 Watsco, Inc.                               2,843
         240 WESCO International, Inc. (a)              8,426
                                               --------------
                                                      118,951
                                               --------------
             TRANSPORTATION INFRASTRUCTURE
                -- 0.0%
         174 Macquarie Infrastructure Corp.             5,340
                                               --------------
             WATER UTILITIES -- 0.4%
          53 American States Water Co.                  4,167
         206 American Water Works Co., Inc.            26,504
          65 California Water Service Group             3,101
         121 Essential Utilities, Inc.                  5,111
          18 Middlesex Water Co.                        1,209
         101 York Water (The) Co.                       4,844
                                               --------------
                                                       44,936
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.2%
          89 Shenandoah Telecommunications
                Co.                                     4,387
         262 Telephone and Data Systems, Inc.           5,209
          98 T-Mobile US, Inc. (a)                     10,207
         150 United States Cellular Corp. (a)           4,630
                                               --------------
                                                       24,433
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%         12,541,257
             (Cost $12,381,906)                --------------

             MONEY MARKET FUNDS -- 2.7%
     328,276 Goldman Sachs Financial Square
                Treasury Obligations Fund -
                Institutional Class -
                0.13% (c) (d)                         328,276
      19,207 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.06% (c)                      19,207
                                               --------------
             TOTAL MONEY MARKET FUNDS
                -- 2.7%                               347,483
             (Cost $347,483)                   --------------


             DESCRIPTION                                VALUE
-------------------------------------------------------------
             TOTAL INVESTMENTS -- 102.7%       $   12,888,740
             (Cost $12,729,389) (e)

             NET OTHER ASSETS AND
                LIABILITIES -- (2.7)%                (344,697)
                                               --------------
             NET ASSETS -- 100.0%              $   12,544,043
                                               ==============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $321,616 and the total value of the collateral held by the Fund is $328,276.

(c)   Rate shown reflects yield as of June 30, 2020.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,724,572 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,565,221. The net unrealized appreciation was $159,351.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $   12,541,257   $           --   $           --
Money Market
   Funds                  347,483               --               --
                   ------------------------------------------------
Total Investments  $   12,888,740   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 27

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

JUNE 30, 2020 (UNAUDITED)

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)     $      321,616
Non-cash Collateral(2)                               (321,616)
                                               --------------
Net Amount                                     $           --
                                               ==============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At June 30, 2020, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.


Page 28                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                                 STATED        STATED
   VALUE                            DESCRIPTION                            COUPON       MATURITY       VALUE
------------  --------------------------------------------------------  ------------  ------------  ------------
U.S. TREASURY BILLS -- 99.9%

$  3,099,200  U.S. Treasury Bill......................................      (a)         07/30/20    $  3,098,900
   3,095,600  U.S. Treasury Bill......................................      (a)         08/06/20       3,095,260
   3,098,400  U.S. Treasury Bill......................................      (a)         08/13/20       3,097,937
   3,098,400  U.S. Treasury Bill......................................      (a)         08/20/20       3,097,884
   3,099,200  U.S. Treasury Bill......................................      (a)         08/27/20       3,098,562
   3,098,400  U.S. Treasury Bill......................................      (a)         09/03/20       3,097,670
   3,102,000  U.S. Treasury Bill......................................      (a)         09/10/20       3,101,235
   3,100,000  U.S. Treasury Bill......................................      (a)         09/17/20       3,099,093
   3,101,000  U.S. Treasury Bill......................................      (a)         09/24/20       3,100,012
                                                                                                    ------------
              TOTAL INVESTMENTS -- 99.9%..........................................................    27,886,553
              (Cost $27,886,196) (b)

              NET OTHER ASSETS AND LIABILITIES -- 0.1%............................................        20,226
                                                                                                    ------------
              NET ASSETS -- 100.0%................................................................  $ 27,906,779
                                                                                                    ============

(a)   Zero coupon security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $488 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $131. The net unrealized appreciation was $357.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                             LEVEL 2         LEVEL 3
                                                             LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                              QUOTED        OBSERVABLE     UNOBSERVABLE
                                                              PRICES          INPUTS          INPUTS
                                                          --------------  --------------  --------------
U.S. Treasury Bills.....................................  $           --  $   27,886,553  $           --
                                                          ==============  ==============  ==============


                        See Notes to Financial Statements                Page 29

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 99.9%
             AEROSPACE & DEFENSE -- 6.4%
       6,968 Boeing (The) Co.                  $    1,277,234
      20,200 Raytheon Technologies Corp.            1,244,724
                                               --------------
                                                    2,521,958
                                               --------------
             BANKS -- 3.1%
      13,222 JPMorgan Chase & Co.                   1,243,661
                                               --------------
             BEVERAGES -- 3.3%
      28,957 Coca-Cola (The) Co.                    1,293,799
                                               --------------
             CAPITAL MARKETS -- 3.3%
       6,544 Goldman Sachs Group (The), Inc.        1,293,225
                                               --------------
             CHEMICALS -- 3.3%
      32,026 Dow, Inc.                              1,305,380
                                               --------------
             COMMUNICATIONS EQUIPMENT
                -- 3.4%
      29,298 Cisco Systems, Inc.                    1,366,459
                                               --------------
             CONSUMER FINANCE -- 3.1%
      12,986 American Express Co.                   1,236,267
                                               --------------
             DIVERSIFIED TELECOMMUNICATION
                SERVICES -- 3.3%
      23,358 Verizon Communications, Inc.           1,287,726
                                               --------------
             ENTERTAINMENT -- 3.2%
      11,433 Walt Disney (The) Co.                  1,274,894
                                               --------------
             FOOD & STAPLES RETAILING -- 6.8%
      31,895 Walgreens Boots Alliance, Inc.         1,352,029
      11,215 Walmart, Inc.                          1,343,333
                                               --------------
                                                    2,695,362
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 3.4%
       4,631 UnitedHealth Group, Inc.               1,365,913
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 3.3%
       6,980 McDonald's Corp.                       1,287,601
                                               --------------
             HOUSEHOLD PRODUCTS -- 3.4%
      11,421 Procter & Gamble (The) Co.             1,365,609
                                               --------------
             INDUSTRIAL CONGLOMERATES -- 3.4%
       8,526 3M Co.                                 1,329,971
                                               --------------
             INSURANCE -- 3.4%
      11,651 Travelers (The) Cos., Inc.             1,328,797
                                               --------------
             IT SERVICES -- 6.7%
      10,831 International Business Machines
                Corp.                               1,308,060
       6,868 Visa, Inc., Class A                    1,326,691
                                               --------------
                                                    2,634,751
                                               --------------
             MACHINERY -- 3.4%
      10,722 Caterpillar, Inc.                      1,356,333
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 6.4%
      14,292 Chevron Corp.                          1,275,275
      27,993 Exxon Mobil Corp.                      1,251,847
                                               --------------
                                                    2,527,122
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             PHARMACEUTICALS -- 9.9%
       9,289 Johnson & Johnson                 $    1,306,312
      17,306 Merck & Co., Inc.                      1,338,273
      39,124 Pfizer, Inc.                           1,279,355
                                               --------------
                                                    3,923,940
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 3.4%
      22,256 Intel Corp.                            1,331,576
                                               --------------
             SOFTWARE -- 3.6%
       7,033 Microsoft Corp.                        1,431,286
                                               --------------
             SPECIALTY RETAIL -- 3.4%
       5,446 Home Depot (The), Inc.                 1,364,277
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 3.6%
       3,897 Apple, Inc.                            1,421,626
                                               --------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 3.4%
      13,693 NIKE, Inc., Class B                    1,342,599
                                               --------------
             TOTAL INVESTMENTS -- 99.9%            39,530,132
             (Cost $42,166,116) (a)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.1%                    28,591
                                               --------------
             NET ASSETS -- 100.0%              $   39,558,723
                                               ==============

(a) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $721,707 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,357,691. The net unrealized depreciation was $2,635,984.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $   39,530,132   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


Page 30                 See Notes to Financial Statements

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS -- 100.0%
             AEROSPACE & DEFENSE -- 3.0%
       2,042 Boeing (The) Co.                  $      374,299
       3,533 HEICO Corp.                              352,063
         912 Lockheed Martin Corp.                    332,807
          15 Northrop Grumman Corp.                     4,612
       1,007 Teledyne Technologies, Inc. (a)          313,127
       1,446 TransDigm Group, Inc.                    639,204
                                               --------------
                                                    2,016,112
                                               --------------
             AIR FREIGHT & LOGISTICS -- 0.2%
       1,784 Expeditors International of
                Washington, Inc.                      135,655
                                               --------------
             AIRLINES -- 1.3%
      21,915 American Airlines Group, Inc.            286,429
       9,070 Delta Air Lines, Inc.                    254,413
       9,347 United Airlines Holdings,
                Inc. (a)                              323,500
                                               --------------
                                                      864,342
                                               --------------
             AUTO COMPONENTS -- 0.6%
       5,530 Aptiv PLC                                430,898
                                               --------------
             BANKS -- 2.3%
       5,633 Citigroup, Inc.                          287,846
      13,716 Citizens Financial Group, Inc.           346,192
      16,284 Fifth Third Bancorp                      313,955
      26,026 KeyCorp                                  316,997
      25,598 Regions Financial Corp.                  284,650
                                               --------------
                                                    1,549,640
                                               --------------
             BEVERAGES -- 0.2%
       2,306 Brown-Forman Corp., Class B              146,800
                                               --------------
             BIOTECHNOLOGY -- 4.8%
       4,225 Alnylam Pharmaceuticals, Inc. (a)        625,765
       4,173 Exact Sciences Corp. (a)                 362,800
      11,388 Seattle Genetics, Inc. (a)             1,935,049
         957 Vertex Pharmaceuticals, Inc. (a)         277,827
                                               --------------
                                                    3,201,441
                                               --------------
             CAPITAL MARKETS -- 3.5%
       2,691 Ameriprise Financial, Inc.               403,757
         917 MarketAxess Holdings, Inc.               459,344
       1,112 Moody's Corp.                            305,500
       2,567 MSCI, Inc.                               856,916
       1,010 S&P Global, Inc.                         332,775
                                               --------------
                                                    2,358,292
                                               --------------
             CHEMICALS -- 0.7%
          21 Air Products and Chemicals, Inc.           5,071
         738 Ecolab, Inc.                             146,825
         589 Sherwin-Williams (The) Co.               340,353
                                               --------------
                                                      492,249
                                               --------------
             COMMERCIAL SERVICES & SUPPLIES
                -- 0.7%
         648 Cintas Corp.                             172,601
       3,880 Copart, Inc. (a)                         323,088
         121 Rollins, Inc.                              5,129
                                               --------------
                                                      500,818
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             CONSUMER FINANCE -- 2.6%
       2,642 American Express Co.              $      251,518
       4,544 Capital One Financial Corp.              284,409
       8,568 Discover Financial Services              429,171
      33,418 Synchrony Financial                      740,543
                                               --------------
                                                    1,705,641
                                               --------------
             DIVERSIFIED FINANCIAL SERVICES
                -- 0.6%
      19,199 Equitable Holdings, Inc.                 370,349
                                               --------------
             ELECTRIC UTILITIES -- 1.3%
       2,565 Alliant Energy Corp.                     122,710
       1,579 Duke Energy Corp.                        126,146
       5,197 Evergy, Inc.                             308,130
          20 NextEra Energy, Inc.                       4,803
       5,374 Southern (The) Co.                       278,642
                                               --------------
                                                      840,431
                                               --------------
             ELECTRICAL EQUIPMENT -- 1.4%
       6,648 AMETEK, Inc.                             594,132
       2,549 Emerson Electric Co.                     158,114
         796 Rockwell Automation, Inc.                169,548
                                               --------------
                                                      921,794
                                               --------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 0.0%
          47 Keysight Technologies, Inc. (a)            4,737
                                               --------------
             ENERGY EQUIPMENT & SERVICES
                -- 1.0%
      49,137 Halliburton Co.                          637,798
                                               --------------
             ENTERTAINMENT -- 1.3%
       9,371 Liberty Media Corp.-Liberty
                Formula One, Class C (a)              297,154
       5,702 Live Nation Entertainment,
                Inc. (a)                              252,770
       2,645 Roku, Inc. (a)                           308,222
                                               --------------
                                                      858,146
                                               --------------
             EQUITY REAL ESTATE INVESTMENT
                TRUSTS -- 9.2%
       3,765 American Tower Corp.                     973,403
       1,741 Crown Castle International Corp.         291,356
       4,654 Equity LifeStyle Properties, Inc.        290,782
      13,166 Gaming and Leisure Properties,
                Inc.                                  455,544
       1,209 Public Storage                           231,995
       4,466 Realty Income Corp.                      265,727
       3,246 SBA Communications Corp.                 967,048
       5,052 Simon Property Group, Inc.               345,456
       6,496 UDR, Inc.                                242,821
      11,754 Ventas, Inc.                             430,431
      52,062 VEREIT, Inc.                             334,759
      17,582 VICI Properties, Inc.                    354,981
       7,774 Vornado Realty Trust                     297,045
       5,347 Welltower, Inc.                          276,707
      15,401 Weyerhaeuser Co.                         345,906
                                               --------------
                                                    6,103,961
                                               --------------


                        See Notes to Financial Statements                Page 31

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             FOOD & STAPLES RETAILING -- 1.7%
       1,543 Costco Wholesale Corp.            $      467,853
      11,587 Sysco Corp.                              633,345
                                               --------------
                                                    1,101,198
                                               --------------
             FOOD PRODUCTS -- 1.6%
       2,341 General Mills, Inc.                      144,323
         924 Hershey (The) Co.                        119,769
       9,805 Hormel Foods Corp.                       473,287
       4,788 Lamb Weston Holdings, Inc.               306,097
                                               --------------
                                                    1,043,476
                                               --------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES -- 3.4%
          30 Danaher Corp.                              5,305
       1,071 DexCom, Inc. (a)                         434,183
       3,297 Edwards Lifesciences Corp. (a)           227,856
       1,076 IDEXX Laboratories, Inc. (a)             355,252
       1,759 Insulet Corp. (a)                        341,703
         506 Intuitive Surgical, Inc. (a)             288,334
       2,709 West Pharmaceutical Services,
                Inc.                                  615,404
                                               --------------
                                                    2,268,037
                                               --------------
             HEALTH CARE PROVIDERS & SERVICES
                -- 0.4%
          19 UnitedHealth Group, Inc.                   5,604
       2,982 Universal Health Services, Inc.,
                Class B                               276,998
                                               --------------
                                                      282,602
                                               --------------
             HEALTH CARE TECHNOLOGY -- 0.7%
       1,905 Veeva Systems, Inc., Class A (a)         446,570
                                               --------------
             HOTELS, RESTAURANTS & LEISURE
                -- 7.0%
      16,539 Aramark                                  373,285
      23,906 Carnival Corp.                           392,537
       5,787 Darden Restaurants, Inc.                 438,481
       3,332 Domino's Pizza, Inc.                   1,230,974
       1,627 Hilton Worldwide Holdings, Inc.          119,503
       1,348 McDonald's Corp.                         248,666
      27,918 MGM Resorts International                469,022
      28,582 Norwegian Cruise Line Holdings
                Ltd. (a)                              469,602
       9,159 Royal Caribbean Cruises Ltd.             460,698
       1,741 Starbucks Corp.                          128,120
       4,103 Yum! Brands, Inc.                        356,592
                                               --------------
                                                    4,687,480
                                               --------------
             HOUSEHOLD DURABLES -- 1.2%
       1,605 Garmin Ltd.                              156,487
          85 NVR, Inc. (a)                            276,994
      10,123 PulteGroup, Inc.                         344,486
                                               --------------
                                                      777,967
                                               --------------
             HOUSEHOLD PRODUCTS -- 1.2%
       1,800 Church & Dwight Co., Inc.                139,140
       1,565 Clorox (The) Co.                         343,314
       4,308 Colgate-Palmolive Co.                    315,604
                                               --------------
                                                      798,058
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES -- 0.9%
       1,597 Roper Technologies, Inc.          $      620,051
                                               --------------
             INSURANCE -- 2.1%
      10,160 American International Group,
                Inc.                                  316,789
       7,068 Hartford Financial Services Group
                (The), Inc.                           272,471
      14,514 Lincoln National Corp.                   533,970
       5,002 Prudential Financial, Inc.               304,622
                                               --------------
                                                    1,427,852
                                               --------------
             INTERACTIVE MEDIA & SERVICES
                -- 0.9%
      24,851 Snap, Inc., Class A (a)                  583,750
                                               --------------
             INTERNET & DIRECT MARKETING
                RETAIL -- 1.8%
         227 Amazon.com, Inc. (a)                     626,252
         359 Booking Holdings, Inc. (a)               571,650
                                               --------------
                                                    1,197,902
                                               --------------
             IT SERVICES -- 8.0%
       2,880 Accenture PLC, Class A                   618,394
       3,734 Automatic Data Processing, Inc.          555,955
       1,851 Booz Allen Hamilton Holding
                Corp.                                 143,989
          23 EPAM Systems, Inc. (a)                     5,796
          29 Jack Henry & Associates, Inc.              5,337
       3,032 Mastercard, Inc., Class A                896,563
       6,214 Okta, Inc. (a)                         1,244,229
       7,583 Paychex, Inc.                            574,412
       1,786 VeriSign, Inc. (a)                       369,398
       4,552 Visa, Inc., Class A                      879,310
                                               --------------
                                                    5,293,383
                                               --------------
             LIFE SCIENCES TOOLS & SERVICES
                -- 1.0%
         824 Illumina, Inc. (a)                       305,169
         408 Mettler-Toledo International,
                Inc. (a)                              328,664
          14 Thermo Fisher Scientific, Inc.             5,073
                                               --------------
                                                      638,906
                                               --------------
             MACHINERY -- 0.8%
       1,507 Dover Corp.                              145,516
       2,603 Stanley Black & Decker, Inc.             362,806
                                               --------------
                                                      508,322
                                               --------------
             MEDIA -- 0.1%
          95 Charter Communications, Inc.,
                Class A (a)                            48,454
                                               --------------
             MULTI-UTILITIES -- 0.2%
       1,408 WEC Energy Group, Inc.                   123,411
                                               --------------
             OIL, GAS & CONSUMABLE FUELS
                -- 5.8%
       3,363 Chevron Corp.                            300,080
       8,494 ConocoPhillips                           356,918
      39,381 Continental Resources, Inc.              690,349
      14,386 Diamondback Energy, Inc.                 601,622
      32,431 Occidental Petroleum Corp.               593,487
      15,698 ONEOK, Inc.                              521,488
       4,134 Pioneer Natural Resources Co.            403,892


Page 32                 See Notes to Financial Statements

FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

JUNE 30, 2020 (UNAUDITED)

SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             COMMON STOCKS (CONTINUED)
             OIL, GAS & CONSUMABLE FUELS
                (CONTINUED)
      20,082 Williams (The) Cos., Inc.         $      381,960
                                               --------------
                                                    3,849,796
                                               --------------
             PERSONAL PRODUCTS -- 0.5%
       1,669 Estee Lauder (The) Cos., Inc.,
                Class A                               314,907
                                               --------------
             PHARMACEUTICALS -- 0.4%
       2,056 Zoetis, Inc.                             281,754
                                               --------------
             PROFESSIONAL SERVICES -- 1.1%
         420 CoStar Group, Inc. (a)                   298,482
       1,830 TransUnion                               159,283
       1,481 Verisk Analytics, Inc.                   252,066
                                               --------------
                                                      709,831
                                               --------------
             ROAD & RAIL -- 1.8%
      10,225 Lyft, Inc., Class A (a)                  337,527
       3,511 Old Dominion Freight Line, Inc.          595,431
       7,915 Uber Technologies, Inc. (a)              245,998
                                               --------------
                                                    1,178,956
                                               --------------
             SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 4.1%
      19,029 Advanced Micro Devices, Inc. (a)       1,001,116
       4,475 NVIDIA Corp.                           1,700,097
                                               --------------
                                                    2,701,213
                                               --------------
             SOFTWARE -- 15.1%
       2,191 Adobe, Inc. (a)                          953,764
         978 ANSYS, Inc. (a)                          285,312
       1,809 Autodesk, Inc. (a)                       432,695
          65 Cadence Design Systems, Inc. (a)           6,237
       5,454 Coupa Software, Inc. (a)               1,510,976
       3,279 DocuSign, Inc. (a)                       564,677
       1,237 Fair Isaac Corp. (a)                     517,116
       4,407 Fortinet, Inc. (a)                       604,949
         865 Intuit, Inc.                             256,204
       2,965 Microsoft Corp.                          603,407
       1,388 Paycom Software, Inc. (a)                429,905
       5,618 RingCentral, Inc., Class A (a)         1,601,186
          27 salesforce.com, Inc. (a)                   5,058
         986 ServiceNow, Inc. (a)                     399,389
       1,925 Splunk, Inc. (a)                         382,498
          32 Synopsys, Inc. (a)                         6,240
       1,424 Trade Desk (The), Inc.,
                Class A (a)                           578,856
       1,623 Tyler Technologies, Inc. (a)             562,986
       1,817 Workday, Inc., Class A (a)               340,433
                                               --------------
                                                   10,041,888
                                               --------------
             SPECIALTY RETAIL -- 0.7%
         611 Home Depot (The), Inc.                   153,062
         407 O'Reilly Automotive, Inc. (a)            171,620
       1,577 Ross Stores, Inc.                        134,423
                                               --------------
                                                      459,105
                                               --------------
             TECHNOLOGY HARDWARE, STORAGE
                & PERIPHERALS -- 1.0%
       1,781 Apple, Inc.                              649,709
                                               --------------


SHARES       DESCRIPTION                                VALUE
-------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS
                -- 0.5%
       3,643 NIKE, Inc., Class B               $      357,196
                                               --------------
             TRADING COMPANIES & DISTRIBUTORS
                -- 0.4%
       3,600 Fastenal Co.                             154,224
         473 W.W. Grainger, Inc.                      148,598
                                               --------------
                                                      302,822
                                               --------------
             WATER UTILITIES -- 0.2%
       1,086 American Water Works Co., Inc.           139,725
                                               --------------
             WIRELESS TELECOMMUNICATION
                SERVICES -- 0.7%
       4,505 T-Mobile US, Inc. (a)                    469,196
                                               --------------
             TOTAL COMMON STOCKS -- 100.0%         66,442,621
             (Cost $61,058,602)                --------------

             MONEY MARKET FUNDS -- 0.0%
       1,135 Morgan Stanley Institutional
                Liquidity Funds - Treasury
                Portfolio - Institutional
                Class - 0.06% (b)                       1,135
             (Cost $1,135)                     --------------

             TOTAL INVESTMENTS -- 100.0%           66,443,756
             (Cost $61,059,737) (c)

             NET OTHER ASSETS AND
                LIABILITIES -- 0.0%                    21,638
                                               --------------
             NET ASSETS -- 100.0%              $   66,465,394
                                               ==============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of June 30, 2020.

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $6,326,431 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $942,412. The net unrealized appreciation was $5,384,019.

-----------------------------

VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                       LEVEL 2          LEVEL 3
                      LEVEL 1        SIGNIFICANT      SIGNIFICANT
                       QUOTED         OBSERVABLE      UNOBSERVABLE
                       PRICES           INPUTS           INPUTS
                   ------------------------------------------------
Common Stocks*     $   66,442,621   $           --   $           --
Money Market
   Funds                    1,135               --               --
                   ------------------------------------------------
Total Investments  $   66,443,756   $           --   $           --
                   ================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 33

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2020 (UNAUDITED)

                                                       FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                     TOTAL US MARKET    DORSEY WRIGHT         DOW 30          LUNT U.S.
                                                       ALPHADEX(R)         PEOPLE'S        EQUAL WEIGHT    FACTOR ROTATION
                                                           ETF               ETF          PORTFOLIO ETF          ETF
                                                          (TUSA)            (DWPP)            (EDOW)            (FCTR)
                                                     ----------------  ----------------  ----------------  ----------------

ASSETS:
Investments, at value.............................    $   12,888,740    $   27,886,553    $   39,530,132    $   66,443,756
Cash..............................................                --            34,660            21,694                --
Receivables:
      Dividends...................................            11,644                --            21,585            42,795
      From investment advisor.....................             2,254                --                                  --
      Securities lending income...................               802                --                --                --
      Investment securities sold..................               281                --                              15,522
Prepaid expenses..................................             3,814                --                --                --
                                                      --------------    --------------    --------------    --------------
      Total Assets................................        12,907,535        27,921,213        39,573,411        66,502,073
                                                      --------------    --------------    --------------    --------------
LIABILITIES:
Due to custodian..................................               791                --                --                --
Payables:
      Collateral for securities on loan...........           328,276                --                --                --
      Audit and tax fees..........................            13,966                --                --                --
      Investment advisory fees....................                --            14,434            14,688            36,679
      Shareholder reporting fees..................             6,508                --                --                --
      Trustees' fees..............................             1,719                --                --                --
      Licensing fees..............................               317                --                --                --
Other liabilities.................................            11,915                --                --                --
                                                      --------------    --------------    --------------    --------------
      Total Liabilities...........................           363,492            14,434            14,688            36,679
                                                      --------------    --------------    --------------    --------------
NET ASSETS........................................    $   12,544,043    $   27,906,779    $   39,558,723    $   66,465,394
                                                      ==============    ==============    ==============    ==============
NET ASSETS CONSIST OF:
Paid-in capital...................................    $   14,315,126    $   37,475,108    $   40,347,687    $   63,593,223
Par value.........................................             4,000            11,000            17,000            28,000
Accumulated distributable earnings (loss).........        (1,775,083)       (9,579,329)         (805,964)        2,844,171
                                                      --------------    --------------    --------------    --------------
NET ASSETS........................................    $   12,544,043    $   27,906,779    $   39,558,723    $   66,465,394
                                                      ==============    ==============    ==============    ==============
NET ASSET VALUE, per share........................    $        31.36    $        25.37    $        23.27    $        23.74
                                                      ==============    ==============    ==============    ==============
Number of shares outstanding (unlimited number of
   shares authorized, par value $0.01 per share)..           400,002         1,100,002         1,700,002         2,800,002
                                                      ==============    ==============    ==============    ==============
Investments, at cost..............................    $   12,729,389    $   27,886,196    $   42,166,116    $   61,059,737
                                                      ==============    ==============    ==============    ==============
Securities on loan, at value......................    $      321,616    $           --    $           --    $           --
                                                      ==============    ==============    ==============    ==============


Page 34                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED)

                                                       FIRST TRUST       FIRST TRUST       FIRST TRUST       FIRST TRUST
                                                     TOTAL US MARKET    DORSEY WRIGHT         DOW 30          LUNT U.S.
                                                       ALPHADEX(R)         PEOPLE'S        EQUAL WEIGHT    FACTOR ROTATION
                                                           ETF               ETF          PORTFOLIO ETF          ETF
                                                          (TUSA)            (DWPP)            (EDOW)            (FCTR)
                                                     ----------------  ----------------  ----------------  ----------------

INVESTMENT INCOME:
Dividends.........................................    $      136,781    $      336,866    $      423,362    $      507,076
Interest..........................................                --             4,846                --                --
Securities lending income (net of fees)...........             2,506                --                --                --
Foreign withholding tax...........................               (45)               --                --                --
                                                      --------------    --------------    --------------    --------------
      Total investment income.....................           139,242           341,712           423,362           507,076
                                                      --------------    --------------    --------------    --------------
EXPENSES:
Investment advisory fees..........................            34,669           138,586 (a)        77,284 (a)       204,506 (a)
Audit and tax fees................................            11,400                --                --                --
Shareholder reporting fees........................             9,312                --                --                --
Accounting and administration fees................             6,840                --                --                --
Licensing fees....................................             4,426                --                --                --
Trustees' fees and expenses.......................             3,426                --                --                --
Listing fees......................................             1,262                --                --                --
Custodian fees....................................               490                --                --                --
Transfer agent fees...............................               346                --                --                --
Legal fees........................................               324                --                --                --
Registration and filing fees......................              (242)               --                --                --
Other expenses....................................               857                --                --                --
                                                      --------------    --------------    --------------    --------------
      Total expenses..............................            73,110           138,586            77,284           204,506
      Less fees waived and expenses reimbursed by
         the investment advisor...................           (24,573)               --                --                --
                                                      --------------    --------------    --------------    --------------
      Net expenses................................            48,537           138,586            77,284           204,506
                                                      --------------    --------------    --------------    --------------
NET INVESTMENT INCOME (LOSS)......................            90,705           203,126           346,078           302,570
                                                      --------------    --------------    --------------    --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments.................................        (1,801,565)       (8,410,473)         (913,477)       (9,811,510)
      In-kind redemptions.........................         1,564,841           959,333         3,024,252        12,316,140
                                                      --------------    --------------    --------------    --------------
Net realized gain (loss)..........................          (236,724)       (7,451,140)        2,110,775         2,504,630
Net change in unrealized appreciation
   (depreciation) on investments..................        (1,927,595)       (9,435,565)       (4,080,005)        1,553,521
                                                      --------------    --------------    --------------    --------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS)....................................        (2,164,319)      (16,886,705)       (1,969,230)        4,058,151
                                                      --------------    --------------    --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS......................    $   (2,073,614)   $  (16,683,579)   $   (1,623,152)   $    4,360,721
                                                      ==============    ==============    ==============    ==============

(a) Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial Statements).


                        See Notes to Financial Statements                Page 35

FIRST TRUST EXCHANGE-TRADED FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FIRST TRUST                         FIRST TRUST
                                                                      TOTAL US MARKET                      DORSEY WRIGHT
                                                                        ALPHADEX(R)                          PEOPLE'S
                                                                            ETF                            PORTFOLIO ETF
                                                                          (TUSA)                              (DWPP)
                                                              -------------------------------     -------------------------------
                                                                Six Months                          Six Months
                                                                  Ended                               Ended
                                                                6/30/2020        Year Ended         6/30/2020        Year Ended
                                                               (Unaudited)       12/31/2019        (Unaudited)       12/31/2019
                                                              --------------   --------------     --------------   --------------

OPERATIONS:
Net investment income (loss)..............................    $       90,705   $      201,593     $      203,126   $      629,025
Net realized gain (loss)..................................          (236,724)        (189,070)        (7,451,140)          (4,259)
Net change in unrealized appreciation (depreciation)......        (1,927,595)       3,626,404         (9,435,565)      11,761,532
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from operations........................................        (2,073,614)       3,638,927        (16,683,579)      12,386,298
                                                              --------------   --------------     --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations.....................................           (90,005)        (203,851)          (236,280)        (621,756)
                                                              --------------   --------------     --------------   --------------
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold.................................         5,412,788        4,935,782          6,705,080       19,800,857
Cost of shares redeemed...................................        (8,804,718)      (3,422,556)       (25,385,742)      (3,099,948)
                                                              --------------   --------------     --------------   --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions..........................        (3,391,930)       1,513,226        (18,680,662)      16,700,909
                                                              --------------   --------------     --------------   --------------
Total increase (decrease) in net assets...................        (5,555,549)       4,948,302        (35,600,521)      28,465,451

NET ASSETS:
Beginning of period.......................................        18,099,592       13,151,290         63,507,300       35,041,849
                                                              --------------   --------------     --------------   --------------
End of period.............................................    $   12,544,043   $   18,099,592     $   27,906,779   $   63,507,300
                                                              ==============   ==============     ==============   ==============
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period...................           500,002          450,002          1,900,002        1,350,002
Shares sold...............................................           150,000          150,000            200,000          650,000
Shares redeemed...........................................          (250,000)        (100,000)        (1,000,000)        (100,000)
                                                              --------------   --------------     --------------   --------------
Shares outstanding, end of period.........................           400,002          500,002          1,100,002        1,900,002
                                                              ==============   ==============     ==============   ==============


Page 36                 See Notes to Financial Statements

          FIRST TRUST                         FIRST TRUST
            DOW 30                             LUNT U.S.
         EQUAL WEIGHT                       FACTOR ROTATION
              ETF                                 ETF
            (EDOW)                              (FCTR)
-------------------------------     -------------------------------
  Six Months                          Six Months
    Ended                               Ended
  6/30/2020        Year Ended         6/30/2020        Year Ended
 (Unaudited)       12/31/2019        (Unaudited)       12/31/2019
--------------   --------------     --------------   --------------


$      346,078   $      644,699     $      302,570   $      520,369
     2,110,775        2,190,294          2,504,630        3,293,065
    (4,080,005)       2,903,317          1,553,521        6,786,716
--------------   --------------     --------------   --------------

    (1,623,152)       5,738,310          4,360,721       10,600,150
--------------   --------------     --------------   --------------

      (350,316)        (654,101)          (287,835)        (508,246)
--------------   --------------     --------------   --------------

    66,003,946       85,774,714         85,498,816       87,781,697
   (67,548,779)     (60,640,742)       (85,802,063)     (63,446,349)
--------------   --------------     --------------   --------------

    (1,544,833)      25,133,972           (303,247)      24,335,348
--------------   --------------     --------------   --------------
    (3,518,301)      30,218,181          3,769,639       34,427,252


    43,077,024       12,858,843         62,695,755       28,268,503
--------------   --------------     --------------   --------------
$   39,558,723   $   43,077,024     $   66,465,394   $   62,695,755
==============   ==============     ==============   ==============

     1,650,002          600,002          2,750,002        1,600,002
     3,000,000        3,550,000          3,950,000        4,100,000
    (2,950,000)      (2,500,000)        (3,900,000)      (2,950,000)
--------------   --------------     --------------   --------------
     1,700,002        1,650,002          2,800,002        2,750,002
==============   ==============     ==============   ==============


                        See Notes to Financial Statements                Page 37

FIRST TRUST EXCHANGE-TRADED FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST TOTAL US MARKET ALPHADEX(R) ETF (TUSA)

                                             SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2020     ------------------------------------------------------------------------
                                            (UNAUDITED)        2019           2018           2017           2016           2015
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period         $    36.20     $    29.22     $    32.85     $    27.74     $    24.34     $    26.13
                                             ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.21           0.40           0.34           0.25           0.32           0.22
Net realized and unrealized gain (loss)           (4.84)          6.99          (3.64)          5.12           3.43          (1.78)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                  (4.63)          7.39          (3.30)          5.37           3.75          (1.56)
                                             ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.21)         (0.41)         (0.33)         (0.26)         (0.35)         (0.23)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period               $    31.36     $    36.20     $    29.22     $    32.85     $    27.74     $    24.34
                                             ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 (12.71)%        25.36%        (10.13)%        19.44%         15.48%         (5.99)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $    12,544    $   18,100     $   13,151     $   14,783     $    8,321     $    8,518
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      1.05% (b)      1.02%          1.57%          1.69%          1.96%          1.97%
Ratio of net expenses to average
   net assets                                      0.70% (b)      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to
   average net assets                              1.31% (b)      1.20%          1.03%          0.88%          1.17%          0.96%
Portfolio turnover rate (c)                          61%           119%           110%           112%           113%           170%


FIRST TRUST DORSEY WRIGHT PEOPLE'S PORTFOLIO ETF (DWPP)

                                             SIX MONTHS
                                               ENDED                               YEAR ENDED DECEMBER 31,
                                             6/30/2020     ------------------------------------------------------------------------
                                            (UNAUDITED)        2019           2018           2017           2016           2015
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period         $    33.42     $    25.96     $    28.64     $    23.80     $    24.07     $    25.97
                                             ----------     ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.12           0.37           0.33           0.30           0.38           0.37
Net realized and unrealized gain (loss)           (8.03)          7.45          (2.67)          4.84          (0.25)         (1.89)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Total from investment operations                  (7.91)          7.82          (2.34)          5.14           0.13          (1.52)
                                             ----------     ----------     ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.14)         (0.36)         (0.34)         (0.30)         (0.40)         (0.38)
                                             ----------     ----------     ----------     ----------     ----------     ----------
Net asset value, end of period               $    25.37     $    33.42     $    25.96     $    28.64     $    23.80     $    24.07
                                             ==========     ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (a)                                 (23.66)%        30.24%         (8.26)%        21.71%          0.54%         (5.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $   27,907     $   63,507     $   35,042     $   30,072     $    3,569     $    3,610
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net expenses to average
   net assets                                      0.60% (b)      0.60%          0.60%          0.60%          0.60%          0.60%
Ratio of net investment income (loss) to
   average net assets                              0.88% (b)      1.28%          1.19%          1.29%          1.59%          1.46%
Portfolio turnover rate (c)                          22%            30%            32%            30% (d)         4%             7%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns for First Trust Total US Market AlphaDEX(R) ETF would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b)   Annualized.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(d) The variation in the portfolio turnover rate is due to the change in the Fund's underlying index effective August 18, 2017, which resulted in a complete rebalance of the Fund's portfolio.


Page 38                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST DOW 30 EQUAL WEIGHT ETF (EDOW)

                                             SIX MONTHS
                                               ENDED         YEAR ENDED DECEMBER 31,
                                             6/30/2020     ---------------------------   PERIOD ENDED
                                            (UNAUDITED)        2019           2018      12/31/2017 (a)
                                            ------------   ------------   ------------   ------------
Net asset value, beginning of period         $    26.11     $    21.43     $    22.00     $    19.97
                                             ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.27           0.47           0.40           0.17
Net realized and unrealized gain (loss)           (2.84)          4.70          (0.58)          2.03
                                             ----------     ----------     ----------     ----------
Total from investment operations                  (2.57)          5.17          (0.18)          2.20
                                             ----------     ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.27)         (0.49)         (0.39)         (0.17)
                                             ----------     ----------     ----------     ----------
Net asset value, end of period               $    23.27     $    26.11     $    21.43     $    22.00
                                             ==========     ==========     ==========     ==========
TOTAL RETURN (b)                                  (9.76)%        24.27%         (0.88)%        11.02%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $   39,559     $   43,077     $   12,859     $    2,200
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.50% (c)      0.50%          0.50%          0.50% (c)
Ratio of net expenses to average
   net assets                                      0.50% (c)      0.50%          0.50%          0.50% (c)
Ratio of net investment income (loss) to
  average net assets                               2.24% (c)      1.99%          2.33%          1.99% (c)
Portfolio turnover rate (d)                          11%            13%            16%            20%


FIRST TRUST LUNT U.S. FACTOR ROTATION ETF (FCTR)

                                             SIX MONTHS
                                               ENDED
                                             6/30/2020      YEAR ENDED    PERIOD ENDED
                                            (UNAUDITED)     12/31/2019   12/31/2018 (a)
                                            ------------   ------------   ------------
Net asset value, beginning of period         $    22.80     $    17.67     $    20.23
                                             ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                       0.11           0.23           0.12
Net realized and unrealized gain (loss)            0.93           5.12          (2.56)
                                             ----------     ----------     ----------
Total from investment operations                   1.04           5.35          (2.44)
                                             ----------     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                             (0.10)         (0.22)         (0.12)
                                             ----------     ----------     ----------
Net asset value, end of period               $    23.74     $    22.80     $    17.67
                                             ==========     ==========     ==========
TOTAL RETURN (b)                                   4.62%         30.35%        (12.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)         $   66,465     $   62,696     $   28,269
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average
   net assets                                      0.65% (c)      0.65%          0.65% (c)
Ratio of net expenses to average
   net assets                                      0.65% (c)      0.65%          0.65% (c)
Ratio of net investment income (loss) to
  average net assets                               0.96% (c)      1.17%          1.48% (c)
Portfolio turnover rate (d)                         274%           246%           183%

(a) Inception dates for EDOW and FCTR are August 8, 2017 and July 25, 2018, respectively, which are consistent with the respective Fund's commencement of investment operations and are the dates the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 39

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds. This report covers the four funds listed below:

      First Trust Total US Market AlphaDEX(R) ETF - (The Nasdaq Stock Market LLC
         ("Nasdaq") ticker "TUSA")
      First Trust Dorsey Wright People's Portfolio ETF - (Nasdaq ticker "DWPP") First Trust Dow 30 Equal Weight ETF - (NYSE Arca, Inc. ("NYSE Arca")
         ticker "EDOW")
      First Trust Lunt U.S. Factor Rotation ETF - (Cboe BZX Exchange, Inc.
         ("Cboe BZX") ticker "FCTR")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Total US Market AlphaDEX(R) ETF                     NASDAQ AlphaDEX(R) Total US Market Index
First Trust Dorsey Wright People's Portfolio ETF                Nasdaq Dorsey Wright People's Portfolio Index
First Trust Dow 30 Equal Weight ETF                             Dow Jones Industrial Average Equal Weight Index
First Trust Lunt U.S. Factor Rotation ETF                       Lunt Capital Large Cap Factor Rotation Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      U.S. Treasuries are fair valued on the basis of valuations provided by a third-party pricing service approved by the Trust's Board of Trustees.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2020, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities". For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The fees received from the securities lending agent are accrued daily. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2020, only TUSA had securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund is less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the six months ended June 30, 2020 were received as collateral for lending securities. There were no repurchase agreements held by the Funds as of June 30, 2020.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended December 31, 2019 was as follows:

                                                                                            Distributions        Distributions
                                                                     Distributions paid          paid                paid
                                                                       from Ordinary         from Capital         from Return
                                                                           Income               Gains             of Capital
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $      203,851        $         --        $          --
First Trust Dorsey Wright People's Portfolio ETF                              621,756                  --                   --
First Trust Dow 30 Equal Weight ETF                                           654,101                  --                   --
First Trust Lunt U.S. Factor Rotation ETF                                     508,246                  --                   --

As of December 31, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                             Accumulated
                                                                       Undistributed         Capital and        Net Unrealized
                                                                          Ordinary              Other            Appreciation
                                                                           Income            Gain (Loss)        (Depreciation)
                                                                     ------------------    ----------------    -----------------
First Trust Total US Market AlphaDEX(R) ETF                            $        7,586        $ (1,533,840)       $   1,914,790
First Trust Dorsey Wright People's Portfolio ETF                               13,609          (1,616,858)           8,943,779
First Trust Dow 30 Equal Weight ETF                                             1,597            (141,205)           1,307,112
First Trust Lunt U.S. Factor Rotation ETF                                      12,428          (4,327,582)           3,086,439

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For TUSA and DWPP, the taxable years ending 2016, 2017, 2018, and 2019 remain open to federal and state audit. For EDOW, the taxable years ending 2017, 2018, and 2019 remain open for federal and state audit. For FCTR, the taxable years ending 2018 and 2019 remain open for federal and state audit. As of June 30, 2020, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2019, the Funds had post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                      Post-Enactment -
                                                                       No Expiration
                                                                     ------------------
First Trust Total US Market AlphaDEX(R) ETF                            $    1,533,840
First Trust Dorsey Wright People's Portfolio ETF                            1,616,858
First Trust Dow 30 Equal Weight ETF                                           141,205
First Trust Lunt U.S. Factor Rotation ETF                                   4,327,582

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2019, the Funds had no net late year ordinary or capital losses.

H. EXPENSES

Expenses that are directly related to First Trust Total US Market AlphaDEX(R) ETF are charged directly to the Fund. Expenses for First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF and First Trust Lunt U.S. Factor Rotation ETF (the "Unitary Fee Funds"), other than excluded expenses (discussed in Note 3), are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                            LICENSOR
First Trust Total US Market AlphaDEX(R) ETF                     Nasdaq, Inc.
First Trust Dorsey Wright People's Portfolio ETF                Nasdaq, Inc.
First Trust Dow 30 Equal Weight ETF                             S&P Dow Jones Indices LLC
First Trust Lunt U.S. Factor Rotation ETF                       Lunt Capital Management, Inc.

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The First Trust Total US Market AlphaDEX(R) ETF is required to pay licensing fees, which are shown on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the First Trust Total US Market AlphaDEX(R) ETF, First Trust is paid an annual management fee of 0.50% of the Fund's average daily net assets. For such Fund, the Trust and the Advisor have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least April 30, 2022.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2020 and fees waived or expenses borne by First Trust subject to recovery from the Fund for the periods indicated were as follows:

                                                                             Fees Waived and Expenses Borne by
                                                                              First Trust Subject to Recovery
                                                               -------------------------------------------------------------
                                   Advisory                    Six Months      Year         Year      Six Months
                                      Fee         Expense        Ended        Ended        Ended        Ended
                                    Waivers    Reimbursement   12/31/2017   12/31/2018   12/31/2019   6/30/2020      Total
                                   ---------   -------------   ----------   ----------   ----------   ----------   ---------
First Trust Total US Market
   AlphaDEX(R) ETF                 $  24,573   $          --   $   61,526   $  135,446   $   54,452   $   24,573   $ 275,997

For the First Trust Dorsey Wright People's Portfolio ETF, First Trust Dow 30 Equal Weight ETF and First Trust Lunt U.S. Factor Rotation ETF, First Trust is paid an annual unitary management fee of 0.60%, 0.50%, and 0.65%, respectively, of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding fee payments under the Investment Management Agreement, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

                      4. PURCHASES AND SALES OF SECURITIES

For the six months ended June 30, 2020, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $     8,669,532   $     8,574,324
First Trust Dorsey Wright People's Portfolio ETF                        6,233,442        48,134,759
First Trust Dow 30 Equal Weight ETF                                     3,693,894         3,533,723
First Trust Lunt U.S. Factor Rotation ETF                             172,224,592       171,775,890

For the six months ended June 30, 2020, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases           Sales
                                                                  ---------------   ---------------
First Trust Total US Market AlphaDEX(R) ETF                       $     5,329,645   $     8,793,532
First Trust Dorsey Wright People's Portfolio ETF                        6,698,538        11,373,393
First Trust Dow 30 Equal Weight ETF                                    65,680,984        67,415,153
First Trust Lunt U.S. Factor Rotation ETF                              85,321,880        85,946,832

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker- dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). In order to purchase Creation Units of each Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a creation transaction fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease with changes in each Fund's portfolio. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease with changes in each Fund's portfolio. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 30, 2022.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

The Board of Trustees of the Trust has approved a transaction to combine the First Trust Mega Cap AlphaDEX(R) Fund ("FMK"), an exchange-traded index fund that seeks investment results that correspond generally to the price and yield (before fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Mega Cap Index, with EDOW. Pursuant to this transaction, FMK shareholders will become shareholders of EDOW.

In order for the transaction to occur, the shareholders of EDOW and shareholders of FMK must approve the transaction. If approved, shares of FMK would be exchanged, on a tax-free basis for federal income tax purposes, for shares of EDOW with an equal aggregate net asset value, and FMK shareholders will become shareholders of EDOW.

A special meeting of shareholders of EDOW for the purpose of voting on the transaction is expected to be held on September 14, 2020. If the required approval is obtained, it is anticipated that the transaction will be consummated shortly after the special shareholder meeting.

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ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO A FUND ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT AND NOT ALL OF THE RISKS BELOW APPLY TO EACH FUND. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund's investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund's corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund's portfolio managers use derivatives to enhance the fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.

EQUITY SECURITIES RISK. To the extent a fund invests in equity securities, the value of the fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

INDEX CONSTITUENT RISK. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund's net asset value could be negatively impacted and the fund's market price may be significantly below its net asset value during certain periods.

INDEX PROVIDER RISK. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund's costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.

INVESTMENT COMPANIES RISK. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.

LIBOR RISK. To the extent a fund invests in floating or variable rate obligations that use the London Interbank Offered Rate ("LIBOR") as a reference interest rate, it is subject to LIBOR Risk. In 2017, the United Kingdom's Financial Conduct Authority announced that LIBOR will cease to be available for use after 2021. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the fund or on certain instruments in which the fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the fund.

MANAGEMENT RISK. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund's investment portfolio, the fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.

MARKET RISK. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

NON-U.S. SECURITIES RISK. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a fund seeks to track an index, the fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                              ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENTS

The Board of Trustees of First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor") on behalf of the following four series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust Total US Market AlphaDEX(R) ETF (TUSA)
      First Trust Dorsey Wright People's Portfolio ETF (DWPP)
      First Trust Dow 30 Equal Weight ETF (EDOW)
      First Trust Lunt U.S. Factor Rotation ETF (FCTR)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by TUSA and the unitary fee rates payable by each of DWPP, EDOW and FCTR (each a "Unitary Fee Fund" and collectively, the "Unitary Fee Funds") as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds ("ETFs") managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor on the operations of the


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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

Advisor and the performance of the Funds since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing TUSA's advisory fee and the Unitary Fee Funds' unitary fees.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.

With respect to TUSA, the Board considered the advisory fee rate payable by TUSA under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for TUSA through April 30, 2022. The Board noted that expenses reimbursed and fees waived are subject to recovery by the Advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in TUSA's Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because TUSA's Expense Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total
(net) expense ratio of TUSA was above the median total (net) expense ratio of the peer funds in its Expense Group. With respect to TUSA's Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between TUSA and other non-ETF clients that limited their comparability. In considering the advisory fee rate for TUSA overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to TUSA and the other funds in the First Trust Fund Complex.

With respect to each Unitary Fee Fund, the Board considered the unitary fee rate payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Unitary Fee Funds' Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including
ETFs) and non-fund clients, as applicable. Because each Unitary Fee Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for each Unitary Fee Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups for the Unitary Fee Funds, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Unitary Fee Funds and other non-ETF clients that limited their comparability. In


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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

considering the unitary fee rates for the Unitary Fee Funds overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Unitary Fee Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2019 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. With respect to TUSA, the Board noted that during 2015, the Fund changed its underlying index to an index using the AlphaDEX(R) stock selection methodology, and that the performance information included a blend of the old and new indexes. The Board also considered the Advisor's explanations of how the AlphaDEX(R) stock selection methodology impacts Fund performance in various market environments, and the Advisor's statement that AlphaDEX(R) is designed to provide long-term outperformance. With respect to DWPP, the Board noted that during 2017, the Fund changed its underlying index to the Nasdaq Dorsey Wright People's Portfolio Index, and that the performance information included a blend of the old and new indexes. Based on the information provided for each Fund and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by Broadridge comparing each Fund's performance to that of its respective Performance Universe and to that of a broad-based benchmark index, and noted the Advisor's discussion of TUSA's performance at the May 11, 2020 meeting. However, given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees and expenses of TUSA, the unitary fees of the Unitary Fee Funds and the performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for TUSA and the unitary fees for each Unitary Fee Fund continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. For the Unitary Fee Funds, the Board noted that any reduction in fixed costs associated with the management of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2019 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

             STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee.


Page 52


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ADDITIONAL INFORMATION (CONTINUED)
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                        FIRST TRUST EXCHANGE-TRADED FUND
                           JUNE 30, 2020 (UNAUDITED)

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee's annual meeting held on March 20, 2020 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.


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FIRST TRUST

First Trust Exchange-Traded Fund

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3
(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
    Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not Applicable

(a) (4) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)           First Trust Exchange-Traded Fund
               -------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 4, 2020
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 4, 2020
     -------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 4, 2020
     -------------------

* Print the name and title of each signing officer under his or her signature.